As filed with the Securities and Exchange Commission on February 21, 2025

1933 Act File No. 033-11387

1940 Act File No. 811-04984

 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 426	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 426	☒
(Check appropriate box or boxes.)

AMERICAN BEACON FUNDS

(Exact Name of Registrant as Specified in Charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (817) 391-6100

Gregory J. Stumm, President

220 East Las Colinas Boulevard

Suite 1200

Irving, Texas 75039

(Name and Address of Agent for Service)

With copies to:

Kathy K. Ingber, Esq.

K&L Gates LLP

1601 K Street, NW

Washington, D.C. 20006-1600

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

American Beacon

PROSPECTUS
February 21, 2025

Share Class
	Y	R6	R5
American Beacon Ninety One Emerging Markets Equity Fund	ZEMAX	ZEMRX	ZEMIX
This Prospectus contains important information you should know about investing, including information about risks. Please read it before you invest and keep it for future reference.
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

American Beacon Ninety One Emerging Markets Equity FundSM
Investment Objective
The Fund’s investment objective is long-term capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. More information  is available from your financial professional and in “Choosing Your Share Class” on page 18 of the Prospectus.
Shareholder Fees (fees paid directly from your investment)

Share Class	Y	R6	R5
Maximum sales charge imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Share Class	Y	R6	R5
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses[1]	0.30%	0.20%	0.23%
Total Annual Fund Operating Expenses[2]	1.05%	0.95%	0.98%
Fee Waiver and/or expense reimbursement[3]	(0.13%)	(0.13%)	(0.13%)
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	0.92%	0.82%	0.85%
1	Other Expenses are based on estimated expenses for the current fiscal year.
2	The Fund is the successor to the Ninety One Emerging Markets Equity Fund (the “Predecessor Fund”), pursuant to a reorganization that occurred on February 21, 2025 (“Closing Date”), in which the Y Class and R5 Class shares of the Fund adopted the financial statements and performance history of the A Shares and I Shares, respectively, of the Predecessor Fund. The Total Annual Fund Operating Expenses of the Fund’s Y Class and R5 Class shares do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights for the A Shares and I Shares, respectively, of the Predecessor Fund, but instead reflect the Fund’s estimated expenses.
3	American Beacon Advisors, Inc. (the “Manager”) has contractually agreed to waive fees and/or reimburse expenses of the Fund’s Y Class, R6 Class, and R5 Class shares, as applicable, through February 21, 2028, or, if longer, three years following the Closing Date to the extent that Total Annual Fund Operating Expenses exceed 0.92% for the Y Class, 0.82% for the R6 Class, and 0.85% for the R5 Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Fund’s Board of Trustees. The Manager will itself waive fees and/or reimburse expenses of the Fund to maintain the contractual expense ratio caps for each applicable class of shares or make arrangements with other service providers to do so. The Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the Example reflects the fee waiver/expense reimbursement arrangement for each share class through February 21, 2028. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

Share Class	1 Year	3 Years
Y	$94	$293
R6	$84	$262
R5	$87	$271
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or ‘‘turns over’’ its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. The Predecessor Fund’s portfolio turnover rate for the fiscal year ended October 31, 2024 was 68% of the average value of the Predecessor Fund’s portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of emerging market companies, and in other instruments, such as shares of exchange traded funds (“ETFs”), that have economic characteristics similar to such securities.
The equity securities in which the Fund invests are primarily common stocks, but may also include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs” and, together with ADRs and EDRs, “Depositary Receipts”), and U.S. dollar-denominated foreign stocks traded on U.S. exchanges.
Prospectus – Fund Summary1

Emerging market countries are countries that (i) major international financial institutions, such as the International Monetary Fund and the World Bank, consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe or (ii) are represented in the MSCI Emerging Markets Index. Emerging market countries can include every nation whose market is not included in the MSCI World Index. As of December 31, 2024, the MSCI World Index includes Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the U.S. The Fund considers a company to be an emerging market company if: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in emerging market countries or has at least 50% of its assets in emerging markets countries or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. By applying this test, it is possible that a particular company could be deemed to be located in more than one country. A company that is deemed to be located in both an emerging market country and a non-emerging market country may be considered by the Fund to be an emerging market company.
Although the Fund may invest in securities of companies with any market capitalization, the Fund generally invests in medium and large capitalization companies. The securities of companies held by the Fund may exhibit characteristics of either value stocks or growth stocks during the time they are held by the Fund. The Fund’s investments in equity securities may be denominated in foreign currencies, and the Fund may invest directly in foreign currencies. The Fund typically invests in securities of approximately 70-100 companies. Although the Fund seeks investments across a number of sectors, from time to time, the Fund may have significant positions in particular sectors, including the Information Technology sector. However, as the sector composition of the Fund’s portfolio changes over time, the Fund’s exposure to the Information Technology sector may be lower at a future date, and the Fund’s exposure to other market sectors may be higher.
The Fund may have significant exposure to issuers located in, or with economic ties to, China and the Pacific Basin (which includes, among others, Japan, Australia, Taiwan and Hong Kong). However, as the geographic composition of the Fund’s portfolio changes over time, the Fund’s exposure to China and/or the Pacific Basin may decline, and the Fund’s exposure to other geographic areas may increase. The Fund may invest in A Shares of companies incorporated in China (“China A Shares”) that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a mutual stock market access program designed to, among other things, enable foreign investments in China. The Fund may also invest in China through H Shares, which are shares of companies incorporated in China that are traded on the Hong Kong Stock Exchange.
In selecting investments to buy for the Fund, the sub-advisor combines a proprietary screening process with a fundamental research process to seek to identify high quality, attractively valued companies with improving operating performance that are receiving increasing investor attention as evidenced by stock price momentum which the sub-advisor measures by analyzing current stock price as compared to longer term moving averages of such stock price. The sub-advisor may sell a stock if the investment case is no longer valid, the stock reaches its fair value or the sub-advisor identifies a better investment opportunity.
The sub-advisor’s investment process incorporates environmental, social and/or governance (“ESG”) analysis as a consideration in the assessment of potential portfolio investments. However, as ESG information is just one investment consideration, ESG considerations are not solely determinative in any investment decision made. In addition, the sub-advisor does not use ESG considerations to limit, restrict or otherwise exclude companies or sectors from the Fund’s investment universe. The sub-advisor may use  ESG research and/or ratings information provided by one or more third parties in performing this analysis and considering ESG risks.
The Fund may invest cash balances in other investment companies, including a government money market fund advised by the Manager, with respect to which the Manager receives a management fee, and ETFs. The Fund may seek to earn additional income by lending its securities to certain qualified broker-dealers and institutions.
Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
Currency Risk
The Fund may have exposure to foreign currencies. Foreign currencies may fluctuate significantly over short periods of time, may be affected unpredictably by intervention, or the failure to intervene, of the  U.S. or foreign governments or central banks, and may be affected by currency controls or political developments in the U.S. or abroad. Foreign currencies may also decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund’s investments.
Cybersecurity and Operational Risk
Operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents may negatively impact the Fund, its service providers and third-party fund distribution platforms, including the ability of shareholders to transact in the Fund’s shares, and result in financial losses. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Fund or its service providers, as well as securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Fund or its service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. The Fund cannot control the cybersecurity and operational plans and systems of its service providers, its counterparties or the issuers of securities in which the Fund invests. The issuers of the Fund’s investments are likely to be dependent on computers for their operations and require ready access to their data and the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of the Fund’s investments, leading to significant loss of value.
Emerging Markets Risk
When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political or economic uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions and other restrictions on investment; delays and disruptions in securities clearing and settlement procedures; and significant limitations on investor rights and recourse. The governments of emerging market countries may also be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the
2Prospectus – Fund Summary

financial markets, and/or impose burdensome taxes that could adversely affect security prices. In addition, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing, financial reporting and recordkeeping standards and requirements comparable to those to which U.S. companies are subject.
Environmental, Social, and/or Governance Investing Risk
The use of environmental, social, and/or governance (“ESG”) considerations by  the sub-advisor may cause the Fund to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. As with the use of any investment considerations involved in investment decisions, there is no guarantee that the use of any ESG investment considerations will result in the selection of issuers that will outperform other issuers or help reduce risk in the Fund. The Fund may underperform funds that do not incorporate these considerations or incorporate different ESG considerations. Although the  sub-advisor has established its own process to oversee ESG integration in accordance with the Fund’s strategies, successful integration of ESG factors will depend on the  sub-advisor’s skill in researching, identifying, and applying these factors, as well as on the availability of relevant data. The sub-advisor may use ESG research and/or ratings information provided by one or more third parties in performing this analysis and considering ESG risks. The regulatory landscape with respect to ESG investing in the United States is evolving and any future rules or regulations may require the Fund to change its investment process with respect to the integration of ESG factors.
Equity Investments Risk
Equity securities represent ownership interests in companies and are subject to investment risk, issuer risk and market risk. In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The Fund may experience a significant or complete loss on its investment in an equity security. In addition, stock prices may be particularly sensitive to rising interest rates, which increase borrowing costs and the costs of capital.  The Fund may invest in the following equity securities, which may expose the Fund to the following additional risks:

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Common Stock Risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

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Depositary Receipts Risk. Depositary receipts are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity, more volatility, less government regulation and supervision and delays in transaction settlement.

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U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges Risk. Foreign (non-U.S.) companies that list their stocks on U.S. exchanges may be exempt from certain accounting and corporate governance standards that apply to U.S. companies that list on the same exchange. Performance of these stocks can be impacted by political and financial instability in the home country of a particular foreign company, and delisting of these stocks could impact the  Fund‘s ability to transact in such securities and could significantly impact their liquidity and market price.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks may include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing, recordkeeping and financial reporting standards, (5) greater volatility, (6) different government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays or failures in transaction payment and settlement in some foreign markets. Additionally, trading in foreign markets generally involves higher transaction costs than trading in U.S. markets. The Fund’s investment in a foreign issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with that country, including tariffs, trade disputes and sanctions. Global economic and financial markets have become increasingly interconnected and conditions (including recent volatility, terrorism, war and political instability) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Geographic Concentration Risk
From time to time, based on market or economic conditions, the Fund may invest a significant portion of its assets in the securities of issuers located in, or with significant economic ties to, a single country or geographic region, which could increase the risk that economic, market, political, business, regulatory, diplomatic, social and environmental conditions in that particular country or geographic region may have a significant impact on the Fund’s performance. Investing in such a manner could cause the Fund’s performance to be more volatile than the performance of more geographically diverse funds. A decline in the economies or financial markets of one country or region may adversely affect the economies or financial markets of another.

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China Investment Risk.  Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, more frequent trading suspensions and government interventions (including by nationalization of assets), currency exchange rate fluctuations or blockages, limits on the use of brokers and on foreign ownership, different financial reporting standards, higher dependence on exports and international trade, vulnerability to competition from other emerging economies in Asia, potential for increased trade tariffs, embargoes, sanctions and other trade limitations, and custody risks associated with programs used to access Chinese securities.
Confiscatory taxation, potentially frequent changes in the law, and political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which the Fund invests. The securities markets of China are emerging markets characterized by a relatively small number of equity issues and relatively low trading volume, resulting in decreased liquidity, greater price volatility, and potentially fewer investment opportunities.
Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation.
Adverse changes to the economic conditions of its primary trading partners may adversely affect China’s economy and the Fund’s investments. China’s economy also may be adversely impacted by a reduction in spending on Chinese products and services.
In addition, if China were to exert its authority so as to alter the economic, political, or legal structures, or the existing social policy of Hong Kong or Taiwan, investor and business confidence in Hong Kong or Taiwan could be negatively affected, which in turn could negatively affect markets and business performance and have an adverse effect on the Fund’s investments.

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China A-Shares. Purchase and ownership of China A-Shares is generally restricted to Chinese investors and are only accessible to foreign investors who are Qualified Foreign Institutional Investors (“QFIIs”) or who participate in the Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect Programs (“Stock Connect”). The existence of a liquid trading market for China A-Shares may depend on whether there is supply of, and demand for, China A-Shares. The exchanges on which China A-Shares are traded are undergoing development and the market capitalization of, and trading volumes on, the exchanges on which China A Shares are traded may be lower than those in more developed financial markets. Comparatively lower trading volumes may well result in potential illiquidity in the securities markets and have an adverse impact on the prices of Chinese securities in which the Fund invests. Market volatility, trading suspensions or government intervention with respect to individual issuers, and settlement difficulties in the China A-Shares markets may result in significant fluctuation in the prices of the securities traded on such markets and thereby changes in the Fund’s net asset value.

Prospectus – Fund Summary3

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Investing Through Stock Connect.  The Fund may invest in China A-Shares (shares of publicly traded companies based in mainland China) listed and traded on the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect program, as well as China A-Shares listed and traded on the Shenzhen-Hong Kong Stock Connect program (collectively, “Stock Connect”), or other stock exchanges in China which may participate in Stock Connect from time to time or in the future. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. Because certain transactions through Stock Connect may not be subject to certain investor protection programs, the Fund may be exposed to the risks of default of the broker(s) they engage in their trading in China A-Shares.

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Pacific Basin Securities Risk. The Pacific Basin region includes countries in various stages of economic development. Many Pacific Basin countries are considered undeveloped or developing and may be subject to greater social, political and economic instability than is the case in the U.S. and Western European countries. In addition, the region has historically been prone to natural disasters, the occurrence of which could negatively impact the economy of any country in the region. The economies of most countries in this region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. These economies may depend upon only a few industries and/or exports of primary commodities and, therefore, are vulnerable to changes in commodity prices. The securities markets in the Pacific Basin may be substantially smaller, less liquid and more volatile than the major securities markets in the U.S., which may affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes. Changes in the value of those countries’ currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Fund’s assets denominated in those currencies.

Growth Companies Risk
Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met or decrease, the prices of these stocks may decline, sometimes sharply, even if earnings showed an absolute increase. The Fund’s investments in growth companies may be more sensitive to company earnings and more volatile than the market in general primarily because their stock prices are based heavily on future expectations. If an assessment of the prospects for a company’s growth is incorrect, then the price of the company’s stock may fall or not approach the value placed on it. Growth company stocks may also lack the dividend yield that can cushion stock price declines in market downturns.
Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.
Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.
Large-Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and, at times, such companies may be out of favor with investors. Many larger-capitalization companies also may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion.
Market Risk
The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, such as changes in interest or inflation rates, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods.
Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.
The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

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Recent Market Events Risk. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Fund may be increased.
Although interest rates were unusually low in the  U.S. and abroad for a period of time, in 2022, the U.S. Federal Reserve (the “Federal Reserve”) and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks have started to lower interest rates, though economic or other factors, such as inflation, could stop such changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or foreign central banks to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these

4Prospectus – Fund Summary

could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.
Some countries, including the U.S., have adopted more protectionist trade policies. Slowing global economic growth, imposition of tariffs and resulting impacts on global prices and supply chains; the rise in protectionist trade policies, inflationary pressures, changes to some major international trade agreements, risks associated with trade negotiations between countries and regions, including the U.S. and certain foreign nations, political or economic dysfunction within some nations, including the U.S., and dramatic changes in commodity and currency prices could have adverse effects that cannot be foreseen at the present time. In addition, if the U.S. dollar continues to be strong, it may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.
Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities in the Middle East and between Russia and Ukraine, and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.
Regulators in the  U.S. have adopted a number of changes to regulations involving the markets and issuers, some of which apply to the Fund. The full effect of various newly adopted regulations is not currently known. Certain of these changes could limit the Fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the Fund to operate, which may impact performance.  Additionally, it is possible that recently adopted regulations could be further revised or rescinded, which creates material uncertainty on their impact to the Fund.
Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Market Timing Risk
The Fund is subject to the risk of market timing activities by investors due to the nature of the Fund’s investments, which requires the Fund, in certain instances, to fair value certain of its investments. Some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the net asset value (“NAV”) of the Fund’s shares. Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the ability to execute efficient investment strategies.
Mid-Capitalization Companies Risk
Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility, which at times can be rapid and unpredictable, than investing in larger-capitalization and more established companies. Since mid-capitalization companies may have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to changes in overall economic conditions, interest rates, borrowing costs and earnings.
Model and Data Risk
Models and data are used to screen potential investments for the Fund. When models or data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Some of the models used by the sub-advisor are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. There is no assurance that the models are complete, accurate, or representative of future market cycles, nor will they always be beneficial to the Fund if they are accurate. Additionally, programs may become outdated or experience malfunctions which may not be identified by the sub-advisor and therefore may also result in losses to the Fund. These models may negatively affect Fund performance for various other reasons, including human judgment, inaccuracy of historical data and non-quantitative factors (such as market or trading system dysfunctions, investor fear or overreaction). The use of artificial intelligence or other evolving or emerging technologies presents significant risks and may exacerbate the aforementioned risks.
Other Investment Companies Risk
To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund’s direct fees and expenses. To the extent the Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. The Fund will be subject to the risks associated with investments in those companies, including but not limited to the following:

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Exchange-Traded Funds (“ETFs”) Risk. Because ETFs are listed on an exchange, they may be subject to trading halts, may trade at a premium or discount to their net asset value (“NAV”) and may not be liquid. An ETF that tracks an index may not precisely replicate the returns of that index, and an actively-managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. Future legislative or regulatory changes, including changes in taxation, could impact the operation of ETFs.

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Government Money Market Funds Risk. Investments in government money market funds are subject to interest rate risk, credit risk, and market risk. Interest rate risk is the risk that rising interest rates could cause the value of such an investment to decline.   Credit risk is the risk that the issuer, guarantor or insurer of an obligation, or the  counterparty to a transaction, may fail or become less able or unwilling, to make timely payment of interest or principal or otherwise honor its obligations, or that it may default completely.

Redemption Risk
The Fund may experience periods of high levels of redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Heavy redemptions could hurt the Fund’s performance. The sale of assets to meet redemption requests may create net capital gains, which could cause the Fund to have to distribute substantial capital gains. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund. In addition, redemption risk is heightened during periods of declining or illiquid markets. During periods of heavy redemptions, the Fund may borrow funds through the interfund credit facility or from a bank line of credit, which may increase costs.
Sector Risk
When the Fund focuses its investments in certain sectors of the economy, its performance could fluctuate more widely than if the Fund were invested more evenly across sectors. Issuers in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to
Prospectus – Fund Summary5

unfavorable developments in that economic sector than funds that invest more broadly. Additionally, individual sectors may be more volatile, and may perform differently, than the broader market. As the Fund’s portfolio changes over time, the Fund’s exposure to a particular sector may become higher or lower.

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Information Technology Sector Risk. The Information Technology sector includes companies engaged in software and services, technology hardware and storage peripherals, electronic equipment and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the Information Technology sector also may be subject to increased government scrutiny or adverse government or regulatory action. Additionally, companies in the Information Technology sector are heavily dependent on intellectual property and the loss of patent, copyright or trademark protections may adversely affect the profitability of these companies. The market prices of information technology-related securities tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risks: (i) the securities in which the Fund reinvests cash collateral may decrease in value, causing the Fund to incur a loss, or may not perform sufficiently to cover the Fund’s payment to the borrower of a pre-negotiated fee or “rebate” for the use of that cash collateral in connection with the loan; (ii) non-cash collateral may decline in value, resulting in the Fund becoming under-secured; (iii) delays may occur in the recovery of loaned securities from borrowers, which could result in the Fund being unable to vote proxies or settle transactions or cause the Fund to incur increased costs; and (iv) if the borrower becomes subject to insolvency or similar proceedings, the Fund could incur delays in its ability to enforce its rights in its collateral.
Securities Selection Risk
Securities selected for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to its performance index(es), or other funds with similar investment objectives or strategies.
Valuation Risk
Certain of the Fund’s assets may be valued at a price different from the price at which they can be sold. This risk may be especially pronounced for investments that are illiquid or may become illiquid, or securities that trade in relatively thin markets and/or markets that experience extreme volatility. The valuation of the Fund’s investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
Value Stocks Risk
Value stocks are subject to the risk that their intrinsic or full value may never be realized by the market, that a stock judged to be undervalued may be appropriately priced, or that their prices may decline. Although value stocks tend to be inexpensive relative to their earnings, they can continue to be inexpensive for long periods of time. The Fund’s investments in value stocks seek to limit potential downside price risk over time; however, value stock prices still may decline substantially. In addition, the Fund may produce more modest gains as a trade-off for this potentially lower risk. The Fund’s investment in value stocks could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.
Fund Performance
The bar chart and table below provide an indication of risk by showing changes in the Fund’s performance over time. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns compare to a broad-based securities market index,the MSCI® Emerging Markets Index (Net), which is also the Fund’s benchmark index and was the benchmark index of the Fund’s predecessor, for the periods indicated. The Fund had not commenced operations prior to the date hereof. The Fund acquired the Ninety One Emerging Markets Equity Fund, a series of The Advisors’ Inner Circle Fund III (“Predecessor Fund”), in a reorganization that closed on February 21, 2025. In connection with that reorganization, the R5 Class shares of the Fund have adopted the performance history and financial statements of the I Shares of the Predecessor Fund, and the  Y Class shares of the Fund have adopted the performance history and financial statements of the A Shares of the Predecessor Fund. The bar chart and the table below show the performance of the Fund’s R5 Class shares for all periods. The table below also shows the performance of the Fund’s Y Class shares for all periods (which differs from the performance of the A Shares of the Predecessor Fund to the extent that the performance of the A Shares reflected the deduction of applicable sales charges).Performance information for R6 Class shares of the Fund is not provided because that share class of the Fund had not commenced operations prior to the date of this Prospectus and has not adopted the performance history and financial statements of any class of the Predecessor Fund. You may obtain updated performance information on the Fund’s website at  www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for R5 Class Shares. Year Ended 12/31
Highest Quarterly Return: 18.11% 4th Quarter 2020 01/01/2019 Through 12/31/2024 Lowest Quarterly Return: -25.16% 1st Quarter 2020 01/01/2019 Through 12/31/2024

6Prospectus – Fund Summary

Average annual total returns for periods ended December 31, 2024

	Inception Date	1 Year	5 Years	Since Inception
R5 Class	11/28/2018
Returns Before Taxes		12.78%	1.73%	3.88%
Returns After Taxes on Distributions		12.70%	1.19%	3.31%
Returns After Taxes on Distributions and Sales of Fund Shares		8.15%	1.44%	3.11%

	Inception Date	1 Year	5 Years	Since Inception
Share Class (Before Taxes)
Y	11/28/2018	12.56%	1.51%	3.65%

	1 Year	5 Years	Since Inception
Index (Reflects no deduction for fees, expenses or taxes, other than withholding taxes, as noted)
MSCI® Emerging Markets Index (USD)*	7.50%	1.70%	3.84%
*	Reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident individuals who do not benefit from double taxation treaties.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you are a tax-exempt entity or hold your Fund shares through a tax-deferred arrangement, such as an  individual retirement account (“IRA”) or a 401(k) plan, the after-tax returns do not apply to your situation. After-tax returns are shown only for R5 Class shares of the Fund; after-tax returns for other share classes will vary.
Management
The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.
Sub-Advisor
The Fund’s investment sub-advisor is Ninety One North America, Inc.
Portfolio Managers

Ninety One North America, Inc.	Archie Hart Portfolio Manager[1] Since Fund Inception (2018)[2]	Varun Laijawalla Portfolio Manager[1] Since 2023[3]
1	The positions shown for each of the portfolio managers are held with Ninety One UK Ltd., a participating affiliate of Ninety One North America, Inc.
2	Predecessor Fund inception date.
3	Includes Predecessor Fund.
Purchase and Sale of Fund Shares
You may buy or sell shares of the Fund through a retirement plan, an investment professional, a broker-dealer, or other financial intermediary. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open, at the Fund’s net asset value (“NAV”) per share next calculated after your order is received in proper form, subject to any applicable sales charge. The Manager may, in its sole discretion, allow certain individuals to invest directly in the Fund. For more information regarding eligibility to invest directly please see “About Your Investment - Purchase and Redemption of Shares.”

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
Y	$100,000	$50	None
R6	None	$50	None
R5	$250,000	$50	None
Tax Information
Dividends, capital gains distributions, and other distributions, if any,  that you receive as a result of your investment in the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is  tax-deferred,  such as an individual retirement account (“IRA”) or a 401(k) plan (in which case you may be taxed later, upon the withdrawal of your investment from such account or plan).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor, Resolute Investment Distributors, Inc., or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.
Prospectus – Fund Summary7

Additional Information About the Fund
To help you better understand the Fund, this section provides a detailed discussion of the Fund’s investment policies, its principal strategies, its principal risks, and performance index(es). However, this Prospectus does not describe all of the Fund’s investment practices. Capitalized terms that are not otherwise defined are defined in Appendix A. For additional information, please see the Fund’s SAI, which is available at www.americanbeaconfunds.com or by contacting us via telephone at 1-800-658-5811, by U.S. mail at P.O. Box 219643, Kansas City, MO 64121-9643, or by e-mail at americanbeaconfunds@ambeacon.com.
Additional Information About Investment Policies and Strategies
Investment Objectives
The American Beacon Ninety One Emerging Markets Equity Fund’s investment objective is long-term capital growth.
The Fund’s investment objective is “non-fundamental,” which means that it may be changed by the Fund’s Board without the approval of Fund shareholders.
80% Investment Policy

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The American Beacon Ninety One Emerging Markets Equity Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of emerging market companies, and in other instruments, such as shares of exchange traded funds (“ETFs”), that have economic characteristics similar to such securities.

Temporary Defensive Policy
The Fund may depart from its principal investment strategy by taking temporary defensive or interim positions in response to adverse market, economic, political, or other conditions. During these times, the Fund may not achieve its investment objective.
Additional Information About the Management of the Fund
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager. The Manager may allocate the assets of the Fund among different sub-advisors. The Manager provides or oversees the provision of all administrative, investment advisory and portfolio management services to the Fund. The Manager:

■	develops overall investment strategies for the Fund,

■	selects and changes sub-advisors,

■	allocates assets among sub-advisors,

■	monitors and evaluates the sub-advisor’s investment performance,

■	monitors the sub-advisor’s compliance with the Fund’s investment objectives, policies, and restrictions,

■	oversees the Fund’s securities lending activities and actions taken by the securities lending agent to the extent applicable, and

■	directs the investment of the portion of the Fund’s assets that the sub-advisor determines should be allocated to short-term investments.

The Fund’s assets are currently allocated by the Manager to one sub-advisor, Ninety One North America, Inc. (“Ninety One NA”).  Ninety One NA has full discretion to purchase and sell securities for the Fund in accordance with the Fund’s objectives, policies, restrictions and more specific strategies provided by the Manager. The Manager oversees the sub-advisor but does not reassess individual security selections made by the sub-advisor for the Fund.
In the future, the Manager may allocate the Fund’s assets to a different sub-advisor, and/or to one or more additional sub-advisors. The Fund operates in a manager of managers structure. The Fund and the Manager have received an  exemptive order from the SEC that permits the Fund, subject to certain conditions and approval by the Board, to hire and replace sub-advisors, and materially amend agreements with sub-advisors, that are unaffiliated with the Manager without approval of the shareholders. In the future, the Fund and the Manager may rely on an SEC staff no-action letter, dated July 9, 2019, that would permit the Fund to expand its exemptive relief to hire and replace sub-advisors that are affiliated and unaffiliated with the Manager without shareholder approval, subject to approval by the Board and other conditions. The Manager has ultimate responsibility, subject to oversight by the Board, to oversee sub-advisors and recommend their hiring, termination and replacement. The SEC order also exempts the Fund from disclosing the advisory fees paid by the Fund to individual sub-advisors in a multi-manager fund in various documents filed with the SEC and provided to shareholders. In the future, the Fund may rely on the SEC staff no-action letter to expand its exemptive relief to individual sub-advisors that are affiliated with the Manager. Under that no-action letter, the fees payable to sub-advisors unaffiliated with or partially-owned by the Manager or its parent company would be aggregated, and fees payable to sub-advisors that are wholly-owned by the Manager or its parent company, if any, would be aggregated with fees payable to the Manager. Whenever a sub-advisor change is proposed in reliance on the order, in order for the change to be implemented, the Board, including a majority of its “non-interested” trustees, must approve the change. In addition, the Fund is required to provide shareholders with certain information regarding any new sub-advisor within 90 days of the hiring of any new sub-advisor.
Additional Information About Investments
This section provides more detailed information regarding certain of the Fund’s principal investment strategies as well as information regarding the Fund’s strategy with respect to investment of cash balances.
Cash Management
To gain market exposure on cash balances held in anticipation of liquidity needs or to reduce market exposure in anticipation of liquidity needs, the Fund may utilize the following investments:

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ETFs. The Fund may purchase shares of ETFs. ETFs trade like a common stock, and passive ETFs usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. Typically, the Fund will purchase passive ETF shares to obtain exposure to all or a portion of the stock or bond market. As a shareholder of an ETF, the Fund would be subject to its ratable share of the ETF’s expenses, including its advisory and administration expenses, in addition to the Fund’s own fees and expenses.

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Government Money Market Funds. The Fund may invest cash balances in government money market funds that are registered as investment companies under the Investment Company Act, including a government money market fund advised by the Manager, with respect to which the Manager also receives a management fee. If the Fund invests in government money market funds, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders will bear their proportionate share of the expenses, including, for example, advisory and administrative fees of the government money market funds in which the Fund invests, such as advisory fees charged by the Manager to any applicable government money market funds advised by the Manager, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. Shareholders also would be exposed to the risks associated with government money market funds and the portfolio investments of such government money market funds, including the risk that a

8Prospectus – Additional Information About the Fund

government money market fund’s yield will be lower than the return that the Fund would have received from other investments that provide liquidity. Investments in government money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Currencies
The  Fund may have exposure to foreign currencies by using various instruments. The Fund may engage in these transactions in order to hedge or protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities, or to shift exposure to foreign currency fluctuations from one country to another. The instruments in which the Fund may invest that provide exposure to foreign currencies include the following:

■	Foreign Currencies

■	Foreign Currency-Denominated Securities

Equity Investments
The  Fund’s equity investments may include:

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Common Stock. Common stock generally takes the form of shares in a corporation which represent an equity or ownership interest. Holders of common stock generally have voting rights in the issuer and are entitled to receive common stock dividends when, as and if declared by the company’s board of directors. Returns on common stock investments consist of any dividends received plus the amount of appreciation or depreciation in the value of the stock. Common stock normally occupies the most subordinated position in an issuer’s capital structure. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. Common stock may be traded via an exchange or over-the-counter. Over-the-counter stock may be less liquid than exchange-traded stock.

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Depositary Receipts. American Depositary Receipts (“ADRs”) are U.S. dollar-denominated receipts representing interests in the securities of a foreign issuer. ADRs typically are issued by domestic banks and trust companies and represent the deposit with the bank of the securities of a foreign issuer. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. In addition, the Fund may invest in unsponsored depositary receipts, which are implemented by a depositary bank with no direct involvement of the foreign issuers, and the issuers are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of the underlying securities or of sponsored depositary receipts, which are implemented in collaboration with the foreign issuers. GDRs may be offered in one or more foreign countries and represent the deposit with a foreign bank of securities of a foreign issuer. EDRs, which are sometimes called Continental Depositary Receipts, are issued in Europe in bearer form and are traded in European securities markets.

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U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges. Non-U.S. companies may list their common stock on U.S. exchanges subject to meeting the relevant exchange’s listing requirements and U.S. regulatory requirements applicable to non-U.S. companies that list their shares in the U.S.

Other Investment Companies
The  Fund, at times, may invest in shares of other investment companies. The Fund may invest in securities of an investment company advised by the Manager, with respect to which the Manager also receives a management fee. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses, if applicable, are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in this Prospectus. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

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ETFs. The Fund may invest in ETFs. ETFs trade like a common stock, and passively-managed ETFs usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. ETF shares typically are purchased and redeemed through in-kind purchases and redemptions, and trade on a stock exchange at market prices, which may differ from an ETF’s NAV. Typically, the Fund would purchase passive ETF shares to obtain exposure to all or a portion of the stock or bond market. As a shareholder of an ETF, the Fund would be subject to its ratable share of the ETF’s expenses, including its advisory and administration expenses. An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies and policies but also presents some additional risks due to being exchange-traded. The price of an ETF can fluctuate within a wide range.

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Government Money Market Funds. The Fund can invest free cash balances in registered open-end investment companies regulated as government money market funds under the Investment Company Act to provide liquidity or for defensive purposes. The Fund could invest in government money market funds rather than purchasing individual short-term investments. If the Fund invests in government money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the government money market funds in which the Fund invests, including advisory fees charged by the Manager to any applicable government money market funds advised by the Manager. Although a government money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a government money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the government money market fund has purchased may reduce the government money market fund’s yield and can cause the price of a government money market security to decrease. In addition, a government money market fund is subject to the risk that the value of an investment may be eroded over time by inflation.

Additional Information About Risks
The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. The following section provides additional information regarding the Fund’s principal risk factors in light of its principal investment strategies. The principal risks of investing in the Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
Currency Risk
The Fund may have exposure to foreign currencies. Foreign currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, and may be affected by the imposition of currency controls or political developments in the U.S. or abroad. As a result, the  Fund’s exposure to foreign currencies may reduce the returns of the  Fund. Foreign currencies may decline in value relative to the U.S. dollar and other currencies and thereby affect the  Fund’s investments. In addition, changes in currency exchange rates could adversely impact investment gains or add to investment losses.
Prospectus – Additional Information About the Fund9

Cybersecurity and Operational Risk
Operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents may negatively impact the Fund, its service providers, and third-party fund distribution platforms, including the ability of shareholders to transact in  the Fund’s shares, and result in financial losses. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. A cybersecurity incident could, among other things, result in the loss or theft of shareholder data or funds, shareholders or service providers being unable to access electronic systems (also known as “denial of services”), loss or theft of proprietary information or financial data, the inability to process Fund transactions, interference with the Fund’s ability to calculate its NAV, impediments to trading, physical damage to a computer or network system, or remediation costs associated with system repairs. The occurrence of any of these problems could result in a loss of information, violations of applicable privacy and other laws, regulatory scrutiny, penalties, fines, reputational damage, additional compliance requirements, and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Fund, its service providers or other market participants, such as third-party distribution platforms, which could impact the ability of the Fund to conduct operations or of shareholders to transact the Fund’s shares.
The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid or mitigate risks that could lead to problems discussed above. While the Manager has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Manager, other Fund service providers, or third-party fund distribution platforms to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Recent geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing. The  Fund cannot control the cybersecurity plans and systems of its service providers, its counterparties, third-party fund distribution platforms,  or the issuers of securities in which the Fund invests. The issuers of the Fund’s investments are likely to be dependent on computers for their operations and require ready access to their data and the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of the Fund’s investments, leading to significant loss of value.
Emerging Markets Risk
When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, the risks associated with investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political and economic uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions and other restrictions on investment; delays and disruptions in securities clearing and settlement procedures; and significant limitations on investor rights and recourse. The economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. The governments of emerging market countries may also be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and less reliable clearance and settlement, registration, and custodial procedures. In addition, there may be less publicly available or less reliable information about issuers in emerging markets than would be available about issuers in more developed capital markets, which can impede the sub-advisor’s ability to accurately evaluate foreign securities. Such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain emerging market countries, fraud and corruption may be more prevalent than in developed market countries, and investor protections may be more limited than those in other countries. It may be difficult to obtain or enforce legal judgments against non-U.S. companies and non-U.S. persons in foreign jurisdictions, either through the foreign judicial system or through a private arbitration process. These matters have the potential to impact the Fund’s investment objective and performance.
Environmental, Social, and/or Governance Investing Risk
The use of environmental, social and/or governance (“ESG”) considerations by the sub-advisor may cause the Fund to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. As with the use of any investment considerations involved in investment decisions, there is no guarantee that the use of any ESG investment considerations will result in the selection of issuers that will outperform other issuers or help reduce risk in the Fund. The use of ESG investment considerations may also affect the Fund’s exposure to certain investments, sectors or industries, which may impact the Fund’s relative investment performance depending on the performance of those issuers, sectors or industries.    The Fund may underperform funds that do not incorporate these considerations or incorporate different ESG considerations. Although the sub-advisor has established its own ESG integration process in accordance with the Fund’s investment strategies, successful integration of ESG factors will depend on the sub-advisor’s skill in researching, identifying, and applying these factors, as well as on the availability of relevant data. The  sub-advisor may use ESG research and/or ratings information provided by one or more third parties in performing an ESG analysis and considering ESG risks. Because there are few generally accepted standards to use in such considerations, the information may not be readily available, complete or accurate, and may differ from the information and considerations used for other funds, which could negatively impact the Fund’s performance or create additional risk in the portfolio. The regulatory landscape with respect to ESG investing in the United States is evolving and any future rules or regulations may require the Fund to change its investment process with respect to the integration of ESG factors.
Equity Investments Risk
Equity securities represent ownership interests in companies and  are subject to investment risk, issuer risk and market risk. In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The Fund may experience a significant or complete loss on its investment in an equity security. In addition, stock prices may be particularly sensitive to rising interest rates, which increase borrowing costs and the costs of capital. The Fund may invest in the following equity securities, which may expose the Fund to the following additional risks:

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Common Stock Risk. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock

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generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. In the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay common stockholders after payments, if any, to bondholders and preferred stockholders have been made.

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Depositary Receipts Risk. The Fund may invest in securities issued by foreign companies through ADRs. These securities are generally subject to many of the same risks of investing in the foreign securities that they evidence or into which they may be converted, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity, more volatility, less government regulation and supervision and delays in transaction settlement. There may be an imperfect correlation between the market value of depositary receipts and the underlying foreign securities. In addition, because the underlying securities of depositary receipts trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the depositary receipts may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of  the Fund. Depositary receipts may be sponsored or unsponsored. Unsponsored depositary receipts are organized independently, without the cooperation of the issuer of the underlying securities. As a result, there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices may be more volatile than if such instruments were sponsored by the issuer. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

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U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges Risk.  Foreign (non-U.S.) companies that list their stocks on U.S. exchanges may be exempt from certain accounting and corporate governance standards that apply to U.S. companies that list on the same exchange. Foreign stocks traded on U.S. exchanges transact and settle in U.S. dollars, but performance of these stocks can be impacted by political and financial instability in the home country of a particular foreign company. To the extent the  Fund invests in  U.S. dollar-denominated foreign stocks traded on U.S. exchanges, delisting of these stocks could impact the  Fund‘s ability to transact in such securities and could significantly impact their liquidity and market price. In addition, the  Fund would have to seek other markets in which to transact in such securities which would also increase the Fund’s costs.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with  U.S. investments. Such risks may include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing, recordkeeping and financial reporting standards, (5) greater volatility; (6) different government regulation and supervision of foreign banks, stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. Additionally, trading in foreign markets generally involves higher transaction costs than trading in U.S. markets. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency, and the laws of certain countries may limit the ability to recover such assets if a foreign bank, depository, or their agents goes bankrupt. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the U.S. and investors may encounter difficulties in enforcing contractual obligations. Additionally, in certain markets, the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. The Fund’s investment in a foreign issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with that country, including tariffs, trade disputes or the imposition of economic and other sanctions by the U.S. or another country against a particular country, as well as competition from subsidized foreign competitors with lower production costs.
There may be restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by  non-U.S. issuers held by the Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries may require advance government notification or authority, and if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Global economic and financial markets have become increasingly interconnected and conditions (including recent volatility, terrorism, war and political instability) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, the Holding Foreign Companies Accountable Act (the “HFCAA”) could cause securities of a foreign (non-U.S.) company, including ADRs, to be delisted from U.S. stock exchanges if the company does not allow the U.S. government to oversee the auditing of its financial information. Although the requirements of the HFCAA apply to securities of all foreign (non-U.S.) issuers, the SEC has thus far limited its enforcement efforts to securities of Chinese companies.
Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
Geographic Concentration Risk
From time to time, based on market or economic conditions, the Fund may invest a significant portion of its assets in the securities of issuers located in, or with significant economic ties to, a single country or geographic region, which could increase the risk that economic, political, business, regulatory, diplomatic, social and environmental conditions in that particular country or geographic region may have a significant impact on the Fund’s performance. Investing in such a manner could cause the  Fund’s performance to be more volatile than the performance of more geographically diverse funds. The economies and financial markets of certain countries or regions can be highly interdependent. Therefore, a decline in the economies or financial markets of one country or region may adversely affect the economies or financial markets of another.

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China Investment Risk. Investing in securities of Chinese issuers, including A-Shares, involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, more frequent trading suspensions and government interventions (including by nationalization of assets), currency exchange rate fluctuations or blockages, limits on the use of brokers and on foreign ownership, different financial reporting standards, higher dependence on exports and international trade, vulnerability to competition from other emerging economies in Asia, potential for increased trade tariffs, embargoes, sanctions and other trade limitations, and custody risks associated with programs used to access Chinese securities.
The Chinese government may intervene or seek to control the operations, structure, or ownership of Chinese companies. In the past, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries, and compel private companies to publicly offer their securities in an effort to increase or continue the rate of economic growth, control the rate of inflation, or otherwise regulate economic expansion. In addition, expropriation, including nationalization, confiscatory taxation, potentially frequent changes in the law, natural disasters and public health crises, restrictions on foreign ownership of Chinese securities, and political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which  the Fund invests.

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The securities markets of China are emerging markets characterized by a relatively small number of equity issues and relatively low trading volume, resulting in decreased liquidity, greater price volatility, and potentially fewer investment opportunities. The Chinese securities markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence and a lack of publicly available information. In addition, there is less regulation and monitoring of the securities markets and the activities of investors, brokers and other participants in China than in the United States. Accordingly, issuers of securities in China are not subject to the same degree of regulation as those in the United States with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely and accurate disclosure of information. As companies in the China region may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as  U.S. companies, investors may have imperfect information on Chinese investments. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and shareholders may have limited legal remedies.
Stock markets in China are in the process of change and further development. This may lead to trading volatility and difficulties in the settlement and recording of transactions and interpretation and application of the relevant regulations. Custodians may not be able to offer the level of service and safekeeping in relation to the settlement and administration of securities in China that is customary in more developed markets. In particular, there is a risk that a Fund may not be recognized as the owner of securities that are held on behalf of a Fund by a sub-custodian. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The United States has entered into a partial trade agreement with China that reduced some  U.S. tariffs on Chinese goods while boosting Chinese purchases of American goods. However, this agreement left in place a number of existing tariffs, and it is unclear whether further trade agreements may be reached in the future. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on a Fund’s performance. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. In addition, adverse changes to the economic conditions of China’s primary trading partners, such as the United States, Japan and South Korea, could adversely impact the Chinese economy, and a slowdown in other significant economies of the world may adversely affect economic growth in China.
Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. In addition, if China were to exert its authority so as to alter the economic, political, or legal structures, or the existing social policy of Hong Kong or Taiwan, investor and business confidence in Hong Kong or Taiwan could be negatively affected, which in turn could negatively affect markets and business performance and have an adverse effect on  the Fund’s investments.

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China A-Shares. Purchase and ownership of China A-Shares is generally restricted to Chinese investors and are only accessible to foreign investors who are Qualified Foreign Institutional Investors (“QFIIs”) or who participate in the Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect Programs (“Stock Connect”). The Fund may obtain exposure to the China A-Share market by either investing directly or by investing in participatory notes issued by banks, broker-dealers and other financial institutions, or other structured or derivative instruments that are designed to replicate, or otherwise provide exposure to, the performance of China A-Shares. The existence of a liquid trading market for China A-Shares may depend on whether there is supply of, and demand for, China A-Shares. The exchanges on which China A-Shares are traded are undergoing development and the market capitalization of, and trading volumes on the exchange on which China A Shares trade may be lower than those in more developed financial markets. Comparatively lower trading volumes may well result in potential illiquidity in the securities markets and have an adverse impact on the prices of Chinese securities in which the Fund invests. Market volatility, trading suspensions or government intervention with respect to individual issuers, and settlement difficulties in the China A-Shares markets may result in significant fluctuation in the prices of the securities traded on such markets and thereby changes in the net asset value of  the Fund. The Fund may invest in China A Shares through the use of a Qualified Foreign Institutional Investor (“QFII”) license. There are rules and restrictions under current QFII regulations including rules on remittance of principal, investment restrictions, lock-up periods, and repatriation of principal and profits. Due to Chinese legal restrictions on repatriation of assets, proceeds from sales of China A-Shares cannot be immediately received by the Fund. The  sub-advisor’s QFII status could be revoked, in which case the Fund may not be able to invest in Chinese securities and may required to dispose of its holdings, which would likely have a material adverse effect on the Fund.

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Investing Through Stock Connect. The Fund may invest in China A-shares listed and traded through Stock Connect, or on such other stock exchanges in China which participate in Stock Connect from time to time or in the future. Trading through Stock Connect is subject to a number of restrictions that may affect a Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude  the Fund’s ability to invest in Stock Connect A-shares. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in China, which could pose risks to the Fund. Furthermore, securities purchased via Stock Connect will be held via a book entry omnibus account in the name of Hong Kong Securities Clearing Company Limited (“HKSCC”), Hong Kong’s clearing entity, at the China Securities Depository and Clearing Corporation Limited (“CSDCC”). The Fund’s ownership interest in Stock Connect securities will not be reflected directly in book entry with CSDCC and will instead only be reflected on the books of its Hong Kong sub-custodian. The  Fund may therefore depend on HKSCC’s ability or willingness as record-holder of Stock Connect securities to enforce the Fund’s shareholder rights. Chinese law did not historically recognize the concept of beneficial ownership; while Chinese regulations and the Hong Kong Stock Exchange have issued clarifications and guidance supporting the concept of beneficial ownership via Stock Connect, the interpretation of beneficial ownership in China by regulators and courts may continue to evolve. Moreover, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect  the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of China and Hong Kong, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program, are uncertain, and they may have a detrimental effect on the Fund’s investments and returns. Because certain transactions through Stock Connect may not be subject to certain investor protection programs, the Fund may be exposed to the risks of default of the broker(s) they engage in their trading in China A Shares.

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Pacific Basin Securities Risk. The Pacific Basin region includes countries in various stages of economic development. Many Pacific Basin countries are considered undeveloped or developing and may be subject to greater social, political and economic instability than is the case in the U.S. and Western European countries. This may include the influence of authoritarian governments and military involvement in decision-making, popular unrest, ethnic, religious and racial disaffection, and hostilities with neighboring countries. In addition, the region has historically been prone to natural disasters, the occurrence of which could negatively impact the economy of any country in the region. The economies of most countries in this region may be heavily dependent on international trade and may accordingly be affected by protective trade barriers and the economic conditions of their trading partners. These economies may depend to a significant degree upon only a few industries and/or exports of primary commodities and, therefore, be vulnerable to changes

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in commodity prices that, in turn, may be affected by a variety of factors. Furthermore, many of the Pacific Basin economies may be characterized by higher inflation than other economies, frequent currency fluctuations, devaluations, or restrictions, and less efficient markets.
The securities markets in the Pacific Basin may be substantially smaller, less liquid and more volatile than the major securities markets in the U.S., and many companies traded on stock exchanges in the region may be smaller and less seasoned than companies whose securities are traded on stock exchanges in the U.S. The limited liquidity of securities markets in the Pacific Basin may also affect a Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. Changes in the value of those countries’ currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a Fund’s assets denominated in those currencies. Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. There can be no assurance that the Fund will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Fund’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

Growth Companies Risk
Growth companies are those that are expected to have the potential for above-average or rapid growth. Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met or decrease, the prices of these stocks may decline, sometimes sharply, even if earnings showed an absolute increase. The Fund’s investments in growth companies may be more sensitive to company earnings and more volatile than the market in general primarily because their stock prices are based heavily on future expectations. If an assessment of the prospects for a company’s growth is incorrect, then the price of the company’s stock may fall or not approach the value placed on it. Growth company stocks may lack the dividend yield that can cushion stock price declines in market downturns. Growth companies may have limited operating histories and greater business risks, and their potential for profitability may be dependent on regulatory approval of their products or regulatory developments affecting certain sectors, which could have an adverse impact upon growth companies’ future growth and profitability. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s growth style could cause it to underperform funds that use a value or non-growth approach to investing or have a broader investment style.
Investment Risk
An investment in the  Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The  Fund should not be relied upon as a complete investment program. The share price of the  Fund fluctuates, which means that when you sell your shares of the  Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the  Fund.
Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. When the issuer of a security implements strategic initiatives, including mergers, acquisitions and dispositions, there is the risk that the market response to such initiatives will cause the share price of the issuer’s securities to fall. An individual security may be more volatile, and may perform differently, than the market as a whole.
Large-Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market, in some cases for extended periods of time, because such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes, and, at times, such companies may be out of favor with investors. Large market capitalization companies generally are expected to be less volatile than companies with smaller market capitalizations. However, large market capitalization companies may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion, and may instead focus their competitive efforts on maintaining or expanding their market share.
Market Risk
The  Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or geographic region, continue to recur. The value of a security may decline due to adverse issuer-specific conditions or general market conditions unrelated to a particular issuer, such as real or perceived adverse geopolitical, regulatory, market, economic or other developments that may cause broad changes in market value, changes in the general outlook for corporate earnings, changes in interest, currency or inflation rates, lack of liquidity in the markets, public perceptions concerning these developments or adverse market sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.
Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity, which may adversely affect the value of your investment. Such market disruptions have caused, and may continue to cause, broad changes in market value, negative public perceptions concerning these developments, a reduction in the willingness and ability of some lenders to extend credit, difficulties for some borrowers in obtaining financing on attractive terms, if at all, and adverse investor sentiment or publicity. Changes in value may be temporary or may last for extended periods. Adverse market events may also lead to increased shareholder redemptions, which could cause the Fund to sell investments at an inopportune time to meet redemption requests by shareholders and may increase the Fund’s portfolio turnover, which could increase the costs that the Fund incurs and lower the Fund’s performance. Even when securities markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market.
Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments
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or quasi-governmental organizations. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility of many markets being affected by events in a single country or events affecting a single or small number of issuers.
Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in securities prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

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Recent Market Events Risk. Both  U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in  the Fund may be increased. Deteriorating economic fundamentals may increase the risk of default or insolvency of particular issuers, negatively impact market value, increase market volatility, cause credit spreads to widen, reduce bank balance sheets and cause unexpected changes in interest rates. Any of these could cause an increase in market volatility, reduce liquidity across various sectors or markets or decrease confidence in the markets. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses.
Although interest rates were unusually low in the  U.S. and abroad for a period of time, in 2022, the U.S. Federal Reserve (the “Federal Reserve”) and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks have started to lower interest rates, though economic or other factors, such as inflation, could stop such changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or foreign central banks to change their approach in the future as such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. It is difficult to predict the impact on various markets of significant interest rate changes or other significant policy changes.
Some countries, including the U.S., have adopted more protectionist trade policies. Slowing global economic growth, imposition of tariffs and resulting impacts on global prices and supply chains; the rise in protectionist trade policies, inflationary pressures, changes to some major international trade agreements, risks associated with trade negotiations between countries and regions, including the U.S. and certain foreign nations, political or economic dysfunction within some nations, including the U.S., and dramatic changes in commodity and currency prices could have adverse effects that cannot be foreseen at the present time. In addition, if the U.S. dollar continues to be strong, it may decrease foreign demand for U.S. assets, which could have a negative on certain issuers and/or industries.
Tensions, war or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.
Regulators in the U.S. have adopted a number of changes to regulations involving the markets and issuers, some of which apply to  the Fund. The full effect of various newly adopted regulations is not currently known. Certain of these changes could limit  the Fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for  the Fund to operate, which may impact performance. Additionally, it is possible that recently adopted regulations could be further revised or rescinded, which creates material uncertainty on their impact to the Fund.
Further, advancements in technology may also adversely impact market movements and liquidity and may affect the overall performance of the Fund. For example, the advanced development and increased regulation of artificial intelligence may impact the economy and the performance of  the Fund. As artificial intelligence is used more widely, the value of the Fund’s holdings may be impacted, which could impact the overall performance of  the Fund.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.
Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. The impact of epidemics and/or pandemics that may arise in the future could negatively affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time and could last for an extended period of time. China’s economy, which has been sustained through debt-financed spending on housing and infrastructure, appears to be experiencing a significant slowdown and growing at a lower rate than prior years. Due to the size of China’s economy, such a slowdown could impact financial markets and the broader economy.
Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Impacts from climate change may include significant risks to global financial assets and economic growth. A rise in sea levels, an increase in powerful storms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. Losses related to climate change could adversely affect, among others, corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities.

Market Timing Risk
The Fund is subject to the risk of market timing activities by investors due to the nature of its investments, which requires the Fund in certain instances to fair value certain of its investments. Some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the NAV of the Fund’s shares. Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the ability to execute efficient investment strategies. While the Manager monitors trading in the Fund, there is no guarantee that it can detect all market timing activities.
Mid-Capitalization Companies Risk
Investments in mid-capitalization companies generally involve greater risks and the possibility of greater price volatility, which at times can be rapid and unpredictable, than investments in larger, more established companies. Mid-capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company
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size, the greater these risks. Additionally, mid-capitalization companies may have less market liquidity than large-capitalization companies, and they can be sensitive to changes in overall economic conditions, interest rates, borrowing costs and earnings.
Model and Data Risk
Models and data are used to screen potential investments for  the Fund. When models or data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Securities selected using models or data can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis, which could adversely affect value. Some of the models used by the sub-advisor are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. Historical data inputs may be subject to revision or correction, which may diminish the reliability and predictive quality of results. Data for some companies, particularly non-U.S. companies, may be less available and/or less current than data for other companies. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model. There can be no assurance that the models are complete or accurate, or representative of future market cycles, nor that they will always be beneficial to  the Fund if they are accurate. Additionally, programs may become outdated or experience malfunctions which may not be identified by the sub-advisor and therefore may also result in losses to the Fund. The sub-advisor’s security selection can be adversely affected if it relies on erroneous or outdated data, and there is a risk that the finished model may contain errors, omissions, imperfections or malfunctions, one or more of which could adversely affect the Fund’s performance. These models may negatively affect Fund performance for various other reasons, including human judgment, inaccuracy of historical data and non-quantitative factors (such as market or trading system dysfunctions, investor fear or overreaction).
Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their validity, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions. The use of artificial intelligence or other evolving or emerging technologies presents significant risks and may exacerbate the aforementioned risks.  The data used to build the model is extremely complex and involves financial, economic, econometric and statistical theories which are then translated into computer code to create the applicable program. Human judgment plays a role in building, utilizing, testing and modifying the financial algorithms and formulas used in these models. Additionally, the data, which is typically supplied by third parties, can be imprecise or become stale due to new events or changing circumstances. Market performance can be affected by non-quantitative factors (for example, investor fear, over-reaction or other emotional considerations) that are not easily integrated into modeling programs. There may also be errors in the code for the models or issues relating to the computer systems used to screen securities.
Other Investment Companies Risk
To the extent that the  Fund invests in shares of other registered investment companies, the  Fund will indirectly bear the fees and expenses, including, for example, advisory and administrative fees, charged by those investment companies in addition to the  Fund’s direct fees and expenses. If the Fund invests in other investment companies, the Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to the Fund’s shareholders when distributed to them. The  Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the  Fund’s investment may decline, adversely affecting the  Fund’s performance. To the extent the  Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the  Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. The  Fund will be subject to the risks associated with investments in those companies, including but not limited to the following:

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Exchange-Traded Funds (“ETFs”) Risk. Because ETFs are listed on an exchange, they may be subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or premium to its NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. An ETF that tracks an index may not precisely replicate the returns of that index and may not be permitted to sell poorly performing stocks that are included in its index. An actively-managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. Future legislative or regulatory changes, including changes in taxation, could impact the operation of ETFs.

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Government Money Market Funds Risk. Investments in government money market funds are subject to interest rate risk, credit risk, and market risk.     Interest rate risk is the risk that rising interest rates could cause the Fund’s investment to lose value. A decline in short-term interest rates or a low interest rate environment would lower a government money market fund’s yield and the return on the Fund’s investment.   Credit risk is the risk that the issuer, guarantor or insurer of an obligation, or the  counterparty to a transaction, may fail or become less able or unwilling, to make timely payment of interest or principal or otherwise honor its obligations, or that it may default completely. There is the risk that the issuers or guarantors of securities owned by a government money market fund, including securities issued by U.S. Government agencies, which are not backed by the full faith and credit of the U.S. Government, will default on the payment of principal or interest or the obligation to repurchase securities from the government money market fund. This could cause the government money market fund’s NAV to decline below $1.00 per share, which would cause the Fund’s investment to lose value.

Redemption Risk
The  Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or a depressed value. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Fund’s performance. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. The risk of loss is also greater if redemption requests are frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to sell are illiquid. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Redemption risk is heightened if the Fund invests in emerging market securities, which are generally less liquid than the securities of U.S. and other developed markets. During periods of heavy redemptions, the Fund may borrow funds through the interfund credit facility, or from a bank line of credit, which may increase costs. The sale of assets to meet redemption requests may create net capital gains or losses, which could cause the Fund to have to distribute substantial capital gains.
Sector Risk
Sector risk is the risk associated with the Fund holding a significant amount of investments in issuers conducting business in a related group of industries within the same economic sector, which may be similarly affected by particular economic or market events. To the extent the Fund has substantial holdings within a particular sector, the risks to the Fund associated with that sector increase and the Fund may perform poorly during a downturn in one or more of the industries within that sector. In addition, when the Fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could ﬂuctuate more widely than if the Fund were invested more evenly across sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react the same way to economic, political or regulatory
Prospectus – Additional Information About the Fund15

events. The Fund’s performance could also be adversely affected if the sectors do not perform as expected. The lack of exposure to one or more industries within a sector may adversely affect performance. As the Fund’s portfolio changes over time, the Fund’s exposure to a particular sector may become higher or lower.

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Information Technology Sector Risk. The Information Technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment. Information Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information Technology companies may have limited product lines, markets, financial resources or personnel. The products of Information Technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the Information Technology sector may be subject to increased government scrutiny or adverse government or regulatory action. Additionally, companies in the Information Technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies. The market prices of Information Technology-related securities tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices.

Securities Lending Risk
The Fund may lend its portfolio securities to brokers, dealers and financial institutions in order to obtain additional income. Borrowers of the Fund’s securities provide collateral either in the form of cash, which the Fund reinvests in securities or in the form of non-cash collateral consisting of securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated government money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to cover its payment to the borrower of a pre-negotiated fee or “rebate” for the use of that cash collateral in connection with the loan. The Fund could also lose money due to a decline in the value of non-cash collateral. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions or could result in increased costs. Moreover, if the borrower becomes subject to insolvency or similar proceedings, the Fund could incur delays in its ability to enforce its rights in its collateral. There also is a risk that a borrower may default on its obligation to return loaned securities at a time when the value of the Fund’s collateral is inadequate. Although the Fund’s securities lending agent may indemnify the Fund against that risk, it is also possible that the securities lending agent will be unable to satisfy its indemnification obligations. In any case in which the loaned securities are not returned to the Fund before an ex-dividend date, whether or not due to a default by the borrower, the payment in lieu of the dividend that the Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income” (as described under “Distributions and Taxes – Taxes” below).
Securities Selection Risk
Securities selected for the Fund may decline substantially in value or may not perform to expectations. Judgments about the attractiveness, value and anticipated price movements of a security or asset class may be incorrect, and there is no guarantee that securities will perform as anticipated. The value of a security can be more or less volatile than the market as a whole, and the  Fund’s strategy may fail to produce the intended results. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.
Valuation Risk
This is the risk that a security may be valued at a price different from the price at which it can be sold. This risk may be especially pronounced for investments that may be illiquid or may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. The valuation of the Fund’s investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market conditions make it difficult to value certain investments, SEC rules and applicable accounting protocols may require the  valuation of these investments using more subjective methods, such as fair-value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by others for the same investment. Investors who purchase or redeem Fund shares on days when the  Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the securities had not been fair valued or a different valuation methodology had been used. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the  Fund determines its NAV.
Value Stocks Risk
Investments in value stocks are subject to the risk that their intrinsic or full value may never be realized by the market, that a stock judged to be undervalued may be appropriately priced, or that their prices may decline. This may result in the value stocks’ prices remaining undervalued for extended periods of time and they may not ever realize their intrinsic or full value. While the Fund’s investments in value stocks seek to limit potential downside price risk over time, value stock prices still may decline substantially. In addition, the Fund may produce more modest gains as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s performance also may be affected adversely if value stocks become unpopular with, or lose favor among, investors. The Fund’s value style could cause it to underperform funds that use a growth or non-value approach to investing or have a broader investment style.
Additional Information About Performance Index
The Fund’s performance is compared to the MSCI® Emerging Markets Index (USD).

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The MSCI® Emerging Markets Index (USD) captures large and mid cap representation across 24 Emerging Markets countries. With 1,252 constituents as of December 31, 2024, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI® Emerging Markets Index (USD) returns reflect invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes.

Notice Regarding Index Data
Certain information contained herein (the “Information”) is sourced from/copyright of MSCI Inc., MSCI ESG Research LLC, or their affiliates (“MSCI”), or information providers (together the “MSCI Parties”) and may have been used to calculate scores, signals, or other indicators. The Information is for internal use only and may not be reproduced or disseminated in whole or part without prior written permission. The Information may not be used for, nor does it constitute, an offer to buy or sell, or a promotion or recommendation of, any security, financial instrument or product, trading strategy, or index, nor should it be taken as an indication or guarantee of any future performance. Some funds may be based on or linked to MSCI indexes, and MSCI may be compensated based on the fund’s assets under management or other measures. MSCI has established an information barrier between index research and certain Information. None of the Information in and of itself can be used to determine which securities to buy or sell or when to buy or sell them. The Information is provided “as is” and the user assumes the entire risk of any use it may make or permit to be made of the Information. No MSCI Party warrants or guarantees the originality, accuracy and/or completeness of the Information and each expressly disclaims all express or implied warranties. No MSCI Party shall have any
16Prospectus – Additional Information About the Fund

liability for any errors or omissions in connection with any Information herein, or any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
Fund Management
The Manager
AMERICAN BEACON ADVISORS, INC. (the “Manager”) serves as the Manager and administrator of the Fund. The Manager, located at 220 East Las  Colinas Boulevard, Suite 1200, Irving, Texas 75039, is an indirect wholly-owned subsidiary of Resolute Topco, Inc. (“Topco”), which is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns 25% or more of the outstanding equity or voting interests of Topco.
The Manager was organized in 1986 to provide investment management, advisory, and administrative services. The Manager is registered as an investment adviser under the Advisers Act. The Manager, on behalf of the Fund, has filed a notice claiming the CFTC Regulation 4.5 exclusion from registration as a CPO under the Commodity Exchange Act, and the Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Fund.
The Fund’s management agreement with the Manager (the “Management Agreement”) provides for the Fund to pay the Manager an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%
As of the date of this Prospectus, the Fund had not commenced operations and has not paid aggregate management fees to the Manager and investment advisory fees to its sub-advisor.
As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly investment income (the income earned in the form of interest, dividends and realized capital gains from the investment of cash collateral, plus any negative rebate fees paid by borrowers, less the rebate amount paid to borrowers as well as related expenses) and, with respect to collateral other than cash, a fee up to 10% of loan fees and demand premiums paid by borrowers. The SEC has granted exemptive relief that permits the Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.
As of the date of this Prospectus, the Fund intends to engage in securities lending activities.
A discussion of the Board’s consideration and approval of the Management Agreement between the Trust, on behalf of the Fund, and the Manager, will be available in the Fund’s Semi-Annual Financial Statements as filed in Form N-CSR with the SEC for the fiscal period ending February 28, 2025.
Contractual Expense Limitations
The Manager has contractually agreed to waive fees and/or reimburse expenses of the following share classes of each Fund to the extent that Total Annual Fund Operating Expenses exceed a percentage of that class’s average daily net assets (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) through the expiration date shown below, or, if longer, for three years following the closing date of the reorganization of the applicable predecessor fund into the applicable Fund:

American Beacon Fund	Expiration Date	Y Class	R6 Class	R5 Class
American Beacon Ninety One Emerging Markets Equity Fund	February 21, 2028	0.92%	0.82%	0.85%
The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Fund’s Board. The Manager will itself waive fees and/or reimburse expenses of the Fund to maintain the contractual expense ratio caps for each applicable class of shares or make arrangements with other service providers to do so. The Manager may also, from time to time, voluntarily waive fees and/or reimburse expenses of the Fund. The Board has approved a policy whereby the Manager may seek repayment for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.
The Sub-Advisor
Set forth below is a brief description of the sub-advisor and the portfolio managers who are jointly and primarily responsible for the day-to-day management of the Fund. The  SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership in the Fund  they manage and their compensation.
Ninety One North America, Inc.  (“Ninety One NA”) is located at 65 East 55th Street, 30th Floor, New York, NY 10022. Ninety One NA is registered with the SEC as an investment adviser under the Advisers Act. Ninety One NA is a wholly-owned subsidiary of Ninety One International Limited (“Ninety One International”), which is an indirect wholly-owned subsidiary of Ninety One  Plc, a company listed on the London Stock Exchange, with a secondary listing on the Johannesburg Stock Exchange. Ninety One Plc is affiliated with Ninety One Limited (“Ninety One Ltd”), a company listed on the Johannesburg Stock Exchange. Ninety One Ltd is the majority owner of Ninety One Africa (Pty) Ltd, which is the parent of Ninety One SA (Pty) Ltd (“Ninety One Pty”). Ninety One UK Ltd. (“Ninety One UK”) is also an indirect wholly-owned subsidiary of Ninety One Plc. The firm managed approximately $163.0 billion in assets as of December 31, 2024.
Ninety One NA Portfolio Managers for the American Beacon Ninety One Emerging Markets Equity Fund
Archie Hart, Portfolio Manager at Ninety One UK, serves as a portfolio manager of the American Beacon Ninety One Emerging Markets Equity Fund. Mr. Hart joined Ninety One UK in 2008. Mr. Hart graduated from the University of Sheffield in 1986 with a degree in Business Studies.
Varun Laijawalla, Portfolio Manager at Ninety One UK, serves as a portfolio manager of the American Beacon Ninety One Emerging Markets Equity Fund. Mr.  Laijawalla joined Ninety One UK in 2016. Mr. Laijawalla received his BA from University of Warwick. Mr. Laijawalla also received an MBA with a specialization in Finance from Institut Européen d’Administration des Affaires.
Prospectus – Fund Management17

The Investment Advisory Agreement among the Trust, on behalf of the Fund, the Manager and the sub-advisor provides for the Fund to pay the sub-advisor an annualized investment advisory fee equal to  0.40% of the average daily net assets of the Fund.
Ninety One Pty and Ninety One UK are considered participating affiliates of Ninety One NA pursuant to applicable regulatory guidance and the portfolio managers employed by those entities are considered to be “supervised persons” of Ninety One NA, as the term is defined in the Advisers Act.
A discussion of the Board’s consideration and approval of the Investment Advisory Agreement among the Trust, on behalf of the Fund, the sub-advisor and the Manager will be available in the Fund’s Semi-Annual Financial Statements as filed in Form N-CSR with the SEC for the fiscal period ending February 28, 2025.
Valuation of Shares
The price of the  Fund’s shares is based on its NAV. The  Fund’s NAV per share is computed by adding total assets, subtracting all of the Fund’s liabilities, and dividing the result by the total number of shares outstanding.
The NAV per share of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the NYSE, which is typically 4:00 p.m. Eastern Time. However, if trading on the NYSE closes at a time other than 4:00 p.m. Eastern Time, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.
Equity securities and certain derivative instruments that are traded on an exchange are valued based on market value. Certain derivative instruments (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. The price of debt securities generally is determined using pricing services or quotes obtained from broker/dealers who may consider a number of inputs and factors, such as comparable characteristics, yield curve, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flow. Investments in other mutual funds are valued at the closing NAV per share of the mutual funds on the day of valuation. Equity securities, including shares of closed-end funds and ETFs, are valued at the last sale price or official closing price.
The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the exchange rates as of 4:00 p.m. Eastern Time will normally be used.
Rule 2a-5 under the Investment Company Act establishes requirements for determining fair value in good faith for purposes of the Investment Company Act, including related oversight and reporting requirements. The rule also defines when market quotations are “readily available” for purposes of the Investment Company Act, the threshold for determining whether the Fund must fair value a security.
Among other things, Rule 2a-5 permits  the Fund’s board to designate the Fund’s primary investment adviser as “valuation designee” to perform the Fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the registered investment company’s board receives the information it needs to oversee the investment adviser’s fair value determinations. The Board has designated the Manager as valuation designee under Rule 2a-5 to perform fair value functions in accordance with the requirements of Rule 2a-5.
Securities may be valued at fair value, as determined in good faith and pursuant to the Manager’s procedures. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as   for fixed-income securities and when: (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV per share, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger capitalization companies. Securities may be fair valued as a result of significant events occurring after the close of the foreign markets in which  the Fund invests. In addition, the Fund may invest in illiquid securities requiring these procedures.
Securities for the Fund  are often fair valued as a result of significant events occurring after the close of the foreign markets in which the Fund invest.
Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. You may view the Fund’s most recent NAV per share at www.americanbeaconfunds.com by clicking on ‘‘Quick Links’’ and then ‘‘Daily NAVs.’’
About Your Investment
Choosing Your Share Class
The Fund offers various classes of shares. Each share class of the Fund represents an investment in the same portfolio of securities for the  Fund, but each class has its own expense structure and combination of purchase restrictions and ongoing fees, allowing you to choose the class that best fits your situation.
Factors you should consider when choosing a class of shares include:

■	How long you expect to own the shares;

■	How much you intend to invest;

■	Total expenses associated with owning shares of each class;

■	Whether you plan to take any distributions in the near future; and

■	Availability of share classes.

Each investor’s financial considerations are different. You should speak with your financial professional to help you decide which share class is best for you.
18Prospectus – About Your Investment

Purchase and Redemption of Shares
Eligibility
The Y Class and R5 Class shares offered in this Prospectus are available to eligible investors who meet the minimum initial investment. R6 Class shares are available only to participating 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health savings plans, health savings accounts and funded welfare benefit plans (e.g., Voluntary Employees’ Beneficiary Association (VEBA) and Other Post-Employment Benefits (OPEB) plans).
R6 Class shares generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in their sole discretion to waive this requirement. Generally, R6 Class shares are not available to retail non-retirement accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans. American Beacon Funds do not accept accounts registered to foreign individuals or entities, including foreign correspondent accounts. The  Fund does not conduct operations and is not offered for purchase outside of the United States.
Subject to your eligibility, as described below, you may invest in the Fund through intermediary organizations, such as broker-dealers, insurance companies, plan sponsors, third party administrators, and retirement plans. As described below, the Manager may allow certain individuals to invest directly in the Fund in its sole discretion.
If you are eligible and invest directly with  the Fund, the fees and policies with respect to the Fund’s shares that are outlined in this Prospectus are set by the Fund. The Manager and the Fund are not responsible for determining the suitability of the Fund or a share class for any investor.
If you invest through a financial intermediary, most of the information you will need for managing your investment will come from your financial intermediary. This includes information on how to buy, sell and exchange shares of the Fund. If you establish an account through a financial intermediary, the investment minimums described in this section may not apply. Investors investing in  the Fund through a financial intermediary should consult with their financial intermediary to ensure they obtain all information regarding the differences between available share classes. Your broker-dealer or financial intermediary also may charge fees that are in addition to those described in this Prospectus. Please contact your intermediary for information regarding investment minimums, how to purchase and redeem shares and applicable fees.
Minimum Investment Amount by Share Class

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by check/ACH/Exchange	Purchase/Redemption Minimum by Wire
Y	$100,000	$50	None
R6	None	$50	None
R5	$250,000	$50	None
The Manager may allow a reasonable period of time after opening an account for a Y Class or R5 Class investor to meet the initial investment requirement. In addition, for investors such as trust companies and financial professionals who make investments for a group of clients, the minimum initial investment can be met through aggregated purchase orders for more than one client.
Opening an Account
You may open an account through a retirement plan, an investment professional, a broker-dealer, or other financial intermediary. Please contact your financial intermediary for more information on how to open an account. Shares you purchase through your broker-dealer will normally be held in your account with that firm.
Direct mutual fund accounts are not available to new shareholders.   The Manager may allow the following individuals or entities to open new direct mutual fund accounts in its sole discretion: (i) corporate accounts, (ii) employees of the Manager, or its direct parent company, Resolute Investment Managers, Inc., and its affiliates and subsidiaries, (iii) employees of a sub-advisor to a fund in the American Beacon Funds Complex, (iv) members of the Board, and (v) members of the Manager’s Board of Directors.
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you will be asked for information that will allow the Fund or your financial institution to identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, and taxpayer identification numbers on the account or other documentation. The Fund is required by law to reject your new account application if the required identifying information is not provided.
The Fund reserves the right to liquidate a shareholder’s account at the current day’s NAV per share and remit proceeds via check if the Fund or a financial institution  is unable to verify the shareholder’s identity within three days of account opening.
Purchase Policies
Shares of the Fund are offered and purchase orders are typically accepted until 4:00 p.m. Eastern Time or the close of the NYSE (whichever comes first) on each day on which the NYSE is open for business. If a purchase order is received by the Fund in good order prior to the Fund’s deadline, the purchase price will be the NAV per share next determined on that day, plus any applicable sales charges. A purchase order is considered to be received in good order when it complies with all of the Fund’s applicable policies. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that the Fund is open for business, plus any applicable sales charges. Shares of the Fund will only be issued against full payment, as described more fully in this Prospectus and SAI.
The  Fund has authorized certain third-party financial intermediaries, such as broker-dealers, insurance companies, third-party administrators, and trust companies, to receive purchase and redemption orders on behalf of the  Fund and to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase or sell Fund shares will be priced at the Fund’s next determined NAV per share after receipt by the financial intermediary or its designee. It is the responsibility of your broker-dealer or financial intermediary to transmit orders that will be received by the Fund in proper form and in a timely manner. The Fund is not responsible for the failure of a broker-dealer or financial intermediary to transmit a purchase order in proper form and in a timely manner.
Prospectus – About Your Investment19

Fund shares may be purchased only in U.S. States and Territories in which they can be legally sold. Prospective investors should inquire as to whether shares of the  Fund are available for offer and sale in their jurisdiction. The Fund reserves the right to refuse purchases if, in the judgment of the Fund, the transaction would adversely affect the Fund and its shareholders. The Fund has the right to reject any purchase order or cease offering any or all classes of shares at any time. The  Fund reserves the right to require payment by wire. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Fund will not accept ‘‘starter’’ checks, credit card checks, money orders, cashier’s checks, or third-party checks.
If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the Fund or the Manager has incurred. Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.
Please refer to the section titled ‘‘Frequent Trading and Market Timing’’ for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.
Redemption Policies
If you purchased shares of the Fund through your financial intermediary, please contact your broker-dealer or other financial intermediary to sell shares of  the Fund. A sale or redemption of your shares is generally taxable to you. See “Distributions and Taxes - Taxes.”
The redemption price will be the NAV per share next determined after a redemption request is received in good order. In order to receive the redemption price calculated on a particular business day, redemption requests must be received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first).
Wire proceeds from redemption requests received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first) generally are transmitted to shareholders on the next day the Fund is open for business. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check, ACH, or pre-authorized automatic investment may be delayed until the funds have cleared, which may take up to ten days.
The Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of  the Fund’s investments or determination of its NAV per share is not reasonably practicable; or (iv) by order of the SEC for protection of the Fund’s shareholders.
Although the Fund intends to redeem shares by paying out available cash, cash generated by selling portfolio holdings (including cash equivalent portfolio holdings), or funds borrowed through the interfund credit facility, or from a bank line of credit, in stressed market conditions and other appropriate circumstances, the Fund reserves the right to pay the redemption price in whole or in part by borrowing funds from external parties or distributing securities or other assets held by the Fund. To the extent that the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.
Please refer to the section titled ‘‘Frequent Trading and Market Timing’’ for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.
Exchange Policies
If you purchased shares of the Fund through your financial intermediary, please contact your financial intermediary to determine if you may take advantage of the exchange policies described in this section and for the intermediary’s policies to effect an exchange.
Shares of any class of the Fund may be exchanged for shares of the same class of another American Beacon Fund under certain limited circumstances. Since an exchange involves a concurrent redemption and purchase, please review the sections titled ‘‘Redemption Policies’’ and ‘‘Purchase Policies’’ for additional limitations that apply to redemptions and purchases. If Fund shares were purchased by check, a shareholder must have owned those shares for at least ten days prior to exchanging out of the Fund and into another fund.
The eligibility and minimum investment requirement must be met for the class into which the shareholder is exchanging. Fund shares may be acquired through exchange only in U.S. states and Territories in which they can be legally sold. The Fund reserves the right to charge a fee and to modify or terminate the exchange privilege at any time. The Fund reserves the right to refuse exchange requests if, in the judgment of the Fund, the transaction would adversely affect the Fund and its shareholders. Please refer to the section titled “Frequent Trading and Market Timing” for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.
Shares of any class of the Fund may be converted to shares of another class of the Fund under certain limited circumstances. For federal income tax purposes, the conversion of shares of one share class of the Fund to shares of a different share class of the Fund will not result in the realization of a capital gain or loss. However, an exchange of shares of the Fund for shares of a different American Beacon Fund generally is considered a redemption and a concurrent purchase, respectively, and thus may result in the realization of capital gain or loss for those purposes.
How to Purchase, Redeem or Exchange Shares
If your account is through a broker-dealer or other financial intermediary, please contact them directly to purchase, redeem or exchange shares of the Fund. Your broker-dealer or financial intermediary can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your broker-dealer or financial intermediary will transmit your request to the Fund and may charge you a fee for this service. Dealers, other financial intermediaries or fiduciaries purchasing shares for their customers are responsible for determining the suitability of a particular share class for an investor. You should include the following information with any order:

• Your name/account registration

• Your account number

• Type of transaction requested

• Fund name(s) and fund number(s)

• Dollar amount or number of shares

Transactions for direct shareholders are conducted through:
20Prospectus – About Your Investment

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1
Mail	American Beacon Funds PO Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds 801 Pennsylvania Ave., Suite 219643 Kansas City, MO 64105-1307
Purchases by Wire:
Send a bank wire to State Street Bank and Trust Co. with these instructions:

■	ABA# 0110-0002-8; AC-9905-342-3,

■	Attn: American Beacon Funds,

■	the fund name and fund number, and

■	shareholder account number and registration.

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by check/ACH/Exchange	Purchase/Redemption Minimum by Wire
Y	$100,000	$50	None
R6	None	$50	None
R5	$250,000	$50	None
Redemption proceeds will be mailed to the account of record or transmitted to commercial bank designated on the account application form.
Supporting documents may be required for redemptions by estates, trusts, guardianships, custodians, corporations, and welfare, pension and profit sharing plans. Redemption requests must also include authorized signature(s) of all persons required to sign for the account. Call 1-800-658-5811 for instructions.
To protect the Fund and your account from fraud, a Medallion signature guarantee is required for redemption orders:

■	with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application, or

■	for an account whose address has changed within the last 30 days if proceeds are sent by check.

The Fund only accepts Medallion signature guarantees, which may be obtained at participating banks, broker-dealers and credit unions. A notary public cannot provide a signature guarantee. Call 1-800-658-5811 for instructions and further assistance.
Payments to Financial Intermediaries
For certain share classes, the Fund and/or the Manager (and/or the Manager’s affiliates), at their own expense, may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.
The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund. To the extent that the Fund pays any such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Manager, the Fund or its transfer agent. To the extent the Manager or its affiliates pay such compensation, it would likely include amounts from that party’s own resources and constitute what is sometimes referred to as ‘‘revenue sharing.’’
Compensation received by a financial intermediary from the Fund, the Manager or an affiliate of the Manager may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.
Any compensation received by a financial intermediary, whether from the Fund or the Manager and/or its affiliates, and the prospect of receiving it may provide the financial intermediary with an incentive to recommend the shares of the Fund, or a certain class of shares of the Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds. You can contact your financial intermediary for details about any such payments it receives from the Manager, its affiliates and/or the Fund, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this Prospectus.
The Fund will not make any of the payments described in this section with respect to its R6 Class shares.
Additional Payments with Respect to Y Class Shares
Y Class shares may also be available on brokerage platforms of firms that have agreements with the Fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Y Class shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.
General Policies
If a shareholder’s account balance falls below the following minimum levels, the shareholder may be asked to increase the balance.
Prospectus – About Your Investment21

Share Class	Account Balance
Y	$25,000
R6	$0
R5	$75,000
If the account balance remains below the applicable minimum account balance after 45 days, the Fund reserves the right, upon 30 days’ advance written notice, to close the account and send the proceeds to the shareholder. The Fund reserves the authority to modify minimum account balances in its discretion.
A traditional IRA or Roth IRA invested directly will be charged an annual maintenance fee of $15.00 by the Custodian.
An ACH privilege allows electronic transfer from a checking or savings account into a direct account with the Fund. The ACH privilege may not be used for initial purchases but may be used for subsequent purchases and redemptions. Purchases of Fund shares by ACH are subject to a limit of $2,000 per Fund per day. The Fund reserves the right to waive such limit in its sole discretion.
ACH privileges must be requested on the account application, or may be established on an existing account by submitting a request in writing to the Fund. Validated signatures from all shareholders of record for the account are required on the written request. See details below regarding signature validations. Such privileges apply unless and until the Fund receives written instructions from all shareholders of record canceling such privileges. Changes of bank account information must also be made in writing with validated signatures. The Fund reserves the right to amend, suspend or discontinue the ACH privilege at any time without prior notice. The ACH privilege does not apply to shares held in broker “street name” accounts or in other omnibus accounts.
When a signature validation is called for, a Medallion signature guarantee or Signature Validation Program (“SVP”) stamp may be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or SVP recognized by the Securities Transfer Association. The Fund may reject a Medallion signature guarantee or SVP stamp. Shareholders should call 1-800-658-5811 for additional details regarding the Fund’s signature guarantee requirements.
The following policies apply to instructions you may provide to the Fund by telephone:

■
The Fund, its officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.

■	The Fund employs procedures reasonably designed to confirm that instructions communicated by telephone are genuine.

■	Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

The Fund reserves the right to:

■
liquidate a shareholder’s account at the current day’s NAV per share and remit proceeds via check if the Fund or a financial institution is unable to verify the shareholder’s identity within three business days of account opening,

■	seek reimbursement from the shareholder for any related loss incurred by the Fund if payment for the purchase of Fund shares by check does not clear the shareholder’s bank, and

■	reject a purchase order and seek reimbursement from the shareholder for any related loss incurred by the Fund if funds are not received by the applicable wire deadline.

Escheatment
Please be advised that certain state escheatment laws may require the Fund to turn over your mutual fund account to the state listed in your account registration as abandoned property unless you contact the Fund. Many states have added ‘‘inactivity’’ or the absence of customer-initiated contact as a component of their rules and guidelines for the escheatment of unclaimed property. These states consider property to be abandoned when there is no shareholder-initiated activity on an account for at least three (3) to five (5) years.
Depending on the laws in your jurisdiction, customer-initiated contact might be achieved by one of the following methods:

■	Send a letter to American Beacon Funds via the United States Post Office,

■
Speak to a Customer Service Representative on the phone after you go through a security verification process. For residents of certain states, contact cannot be made by phone but must be in writing or through the Fund’s secure web application,

■	Access your account through the Fund’s secure web application,

■	Cashing checks that are received and are made payable to the owner of the account.

The Fund, the Manager, and the transfer agent will not be liable to shareholders or their representatives for good faith compliance with escheatment laws. To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer’s and/or Controller’s Offices.   Unless you hold your shares directly with the Fund, you should contact your broker-dealer, retirement plan, or other third party intermediary regarding applicable state escheatment laws.
Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. If a shareholder designates a representative to receive escheatment notifications, any escheatment notices will be delivered both to the shareholder and the designated representative. The completed designation form may be mailed to the below address.
Contact information:

American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643 1-800-658-5811 www.americanbeaconfunds.com

22Prospectus – About Your Investment

Frequent Trading and Market Timing
Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including: (i) the dilution of the Fund’s NAV per share, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Frequent, short-term trading of Fund shares in an attempt to profit from day-to-day fluctuations in the Fund’s NAV per share is known as market timing.
The Fund is  particularly at risk for market timing activity. Please see “Market Timing Risk” under the description of each Fund.
The Fund’s Board of Trustees has adopted policies and procedures intended to discourage frequent trading and market timing. Shareholders may transact one ‘‘round trip’’ in the Fund in any rolling 90-day period. A ‘‘round trip’’ is defined as two transactions, each in an opposite direction. A round trip may involve either (i) a purchase or exchange into the Fund followed by a redemption or exchange out of the Fund or (ii) a redemption or exchange out of the Fund followed by a purchase or exchange into the Fund. If the Manager detects that a shareholder has exceeded one round trip in the Fund in any rolling 90-day period, the Manager, without prior notice to the shareholder, may prohibit the shareholder from making further purchases of the Fund. In general, the Fund reserves the right to reject any purchase order, terminate the exchange privilege, or liquidate the account of any shareholder that the Manager determines has engaged in frequent trading or market timing, regardless of whether the shareholder’s activity violates any policy stated in this Prospectus. Additionally, the Manager may in its discretion, reject any purchase or exchange into the Fund from any individual investor, institutional investor, or group whose trading activity could disrupt the management of the Fund or dilute the value of the Fund’s shares, including collective trading (e.g., following the advice of an investment newsletter). Such investors may be barred from future purchases of American Beacon Funds.
The round-trip limit does not apply to the following transaction types:

■	shares acquired through the reinvestment of dividends and other distributions;

■	systematic purchases and redemptions;

■	shares redeemed to return excess IRA contributions; or

■
certain transactions made within a retirement or employee benefit plan, such as payroll contributions, minimum required distributions, loans, and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant.

Financial intermediaries that offer Fund shares, such as broker-dealers, third-party administrators of retirement plans, and trust companies, will be asked to enforce the Funds’ policies to discourage frequent trading and market timing by investors. However, certain intermediaries that offer Fund shares have informed the Funds that they are currently unable to enforce the Fund’s policies on an automated basis. In those instances, the Manager will monitor trading activity of the intermediary in an attempt to detect patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Funds’ policies. A Fund may defer to an intermediary’s policies. For more information, please contact the financial intermediary through which you invest in the Funds.
The Manager monitors trading activity in the Fund to attempt to identify shareholders engaged in frequent trading or market timing. The Manager may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time. The ability of the Manager to detect frequent trading and market timing activity by investors who own shares through an intermediary is dependent upon the intermediary’s provision of information necessary to identify transactions by the underlying investors. The Funds have entered into agreements with the intermediaries that service the Fund’s investors, pursuant to which the intermediaries agree to provide information on investor transactions to the Fund and to act on the Fund’s instructions to restrict transactions by investors who the Manager has identified as having violated the Fund’s policies and procedures to deter frequent trading and market timing.
Wrap programs offered by certain intermediaries may be designated ‘‘Qualified Wrap Programs’’ by a Fund based on specific criteria established by the Funds and a certification by the intermediary that the criteria have been met. A Qualified Wrap Program is a wrap program whose sponsoring intermediary: (i) certifies that it has investment discretion over $50 million or more in client assets invested in mutual funds at the time of the certification, (ii) certifies that it directs transactions in accounts participating in the wrap program(s) in concert with changes in a model portfolio, (iii) provides the Manager a description of the wrap program(s), and (iv) managed by an intermediary that agrees to provide the Manager sufficient information to identify individual accounts in the intermediary’s wrap program(s). For purposes of applying the round-trip limit, transactions initiated by clients invested in a Qualified Wrap Program will not be matched to transactions initiated by the intermediary sponsoring the Qualified Wrap Program. For example, a client’s purchase of a Fund followed within 90 days by the intermediary’s redemption of the same Fund would not be considered a round trip. However, transactions initiated by a Qualified Wrap Program client are subject to the round-trip limit and will be matched to determine if the client has exceeded the round-trip limit. In addition, the Manager will monitor transactions initiated by Qualified Wrap Program intermediaries to determine whether any intermediary has engaged in frequent trading or market timing. If the Manager determines that an intermediary has engaged in activity that is harmful to a Fund, the Manager will revoke the intermediary’s Qualified Wrap Program status. Upon termination of status as a Qualified Wrap Program, all account transactions will be matched for purposes of testing compliance with the Fund’s frequent trading and market timing policies.
Each Fund reserves the right to modify the frequent trading and market timing policies and procedures and grant or eliminate waivers to such policies and procedures at any time without advance notice to shareholders. There can be no assurance that the Fund’s policies and procedures to deter frequent trading and market timing will have the intended effect or that the Manager will be able to detect frequent trading and market timing.
Distributions and Taxes
The Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income (“dividends”) on an annual basis and distributions of realized net capital gains (“capital gain distributions”) and net gains from foreign currency transactions (sometimes referred to below collectively as “other distributions”) on an annual basis (and dividends and other distributions are sometimes referred to below collectively as “distributions”). Different tax treatment applies to different types of distributions (as described in the table under “Taxes”).
The Fund does not have a fixed dividend rate nor does it guarantee that it will pay any distributions in any particular period. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the services and/or fees applicable to certain classes of shares.
Options for Receiving Dividends and Other Distributions
When you open your Fund account, you can specify on your application how you want to receive distributions. To change that option, you must notify the transfer agent. Unless you instruct otherwise in your  account application, distributions payable to you by the Fund  will be reinvested in additional  shares of the distributing class of that Fund. There are four payment options available:

■	Reinvest All Distributions. You can elect to reinvest all distributions by the Fund in additional shares of the distributing class of that Fund.

■
Reinvest Only Some Distributions. You can elect to reinvest some types of distributions by the Fund in additional shares of the distributing class of that Fund while receiving the other types of distributions by that Fund by check or having them sent directly to your bank account by ACH (“in cash”).

Prospectus – About Your Investment23

■	Receive All Distributions in Cash. You can elect to receive all distributions in cash.

■
Reinvest Your Distributions in shares of another American Beacon Fund. You can reinvest all of your distributions by the Fund on a particular class of shares in shares of the same class of another American Beacon Fund that is available for exchanges. You must have an existing account in the same share class of the selected fund.

Distributions of Fund income are generally taxable to you regardless of the manner in which they are received or reinvested.
If you invest directly with the Fund, any election to receive distributions payable by check will only apply to distributions totaling $10.00 or more. Any distribution by the Fund totaling less than $10.00 will be reinvested in  shares of the distributing class of that  Fund and will not be paid to you by check.
If you elect to receive a distribution by check and the U.S. Postal Service cannot deliver your check, or if your check remains uncashed for at least six months, the Fund reserves the right to reinvest the amount of your check, and to reinvest all subsequent distributions, in shares of the distributing class of that Fund at the NAV per share on the day of the reinvestment. Interest will not accrue on amounts represented by uncashed distribution or redemption checks.
Shareholders investing in the Fund through a financial intermediary should discuss their options for receiving distributions with the intermediary.
Taxes
Fund distributions are taxable to shareholders other than tax-qualified retirement plans and accounts and other tax-exempt investors. However, the portion of the Fund’s dividends derived from its investments in U.S. Government obligations, if any, is generally exempt from state and local income taxes. Fund dividends, except those that are “qualified dividend income” (as described below), are subject to federal income tax at the rates for ordinary income contained in the Internal Revenue Code. The following table outlines the typical status of transactions in taxable accounts:

Type of Transaction	Federal Tax Status
Dividends from net investment income*	Ordinary income**
Distributions of the excess of net short-term capital gain over net long-term capital loss*	Ordinary income
Distributions of net gains from certain foreign currency transactions*	Ordinary income
Distributions of the excess of net long-term capital gain over net short-term capital loss (“net capital gain”)*	Long-term capital gains
Redemptions or exchanges of shares owned for more than one year	Long-term capital gains or losses
Redemptions or exchanges of shares owned for one year or less	Net gains are taxed at the same rate as ordinary income; net losses are subject to special rules
*	Whether reinvested or taken in cash.
**	Except for dividends that are attributable to ‘‘qualified dividend income,’’ if any.
To the extent distributions are attributable to net capital gain that the Fund recognizes they are subject to a 15% maximum federal income tax rate for individual and certain other non-corporate shareholders (each, an ‘‘individual’’) (20% for individuals with taxable income exceeding certain thresholds, which are indexed for inflation annually), regardless of how long the shareholder held his or her Fund shares. A portion of the dividends the Fund pays to individuals may be ‘‘qualified dividend income’’ (‘‘QDI’’) and thus eligible for the preferential rates, mentioned above, that apply to net capital gain. QDI is the aggregate of dividends the Fund receives on shares of most domestic corporations (excluding most distributions from REITs) and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions. To be eligible for those rates, a shareholder must meet similar restrictions with respect to his or her Fund shares.
A portion of the dividends the Fund pays may also be eligible for the dividends-received deduction allowed to corporations (“DRD”), subject to similar holding period and other restrictions, but the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations only.
A shareholder may realize a taxable gain or loss when redeeming or exchanging shares. That gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the redeemed or exchanged shares were held. Any capital gain an individual shareholder recognizes on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the 15% and 20% tax rates mentioned above.
A shareholder who wants to use an acceptable basis determination method with respect to Fund shares other than the average basis method (the Fund’s default method) must elect to do so in writing, which may be electronic. The Fund, or its administrative agent, must report to the Internal Revenue Service (“IRS”) and furnish to its shareholders the basis information for dispositions of Fund shares. See “Tax Information” in the SAI for a description of the rules regarding that election and the Fund’s reporting obligation.
An individual must pay a 3.8% tax on the lesser of (1) the individual’s ‘‘net investment income,’’ which generally includes distributions the Fund pays and net gains realized on the redemption or exchange of Fund shares, or (2) the excess of the individual’s ‘‘modified adjusted gross income’’ over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this tax may have on their investment in Fund shares.
Each year, the Fund’s shareholders will receive tax information regarding Fund distributions and dispositions of Fund shares to assist them in preparing their income tax returns.
The foregoing is only a summary of some of the important federal income tax considerations that may affect Fund shareholders, who should consult their tax advisers regarding specific questions as to the effect of federal, state and local income taxes on an investment in the Fund.
Additional Information
The Fund’s Board oversees generally the operations of the Fund. The Trust enters into contractual arrangements with various parties, including among others, the Fund’s manager, sub-advisor(s), custodian, transfer agent, and accountants, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.
24Prospectus – Additional Information

This Prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or create an agreement or contract between the Trust or the Fund and any investor, or to create any rights in any shareholder or other person other than any rights under federal or state law that may not be waived. Nothing in this Prospectus, the SAI or the Fund’s reports to shareholders is intended to provide investment advice and should not be construed as investment advice.
Service Fees
The Fund may reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries attributable to Y Class and R5 Class shares of the Fund. R6 Class shares will not reimburse the Manager for any non-distribution shareholder services provided by financial intermediaries.
Portfolio Holdings
A complete list of the Fund’s holdings is made available on the Fund’s website on a quarterly basis approximately sixty days after the end of each calendar quarter and remains available for six months thereafter. A list of the Fund’s ten largest holdings is made available on the Fund’s website on a quarterly basis. The ten largest holdings of the Fund are generally posted to the website approximately fifteen days after the end of each calendar quarter and remain available until the next quarter. To access the holdings information, go to www.americanbeaconfunds.com. The Fund’s ten largest holdings may also be accessed by selecting the Fund’s fact sheet.
A description of the Fund’s policies and procedures regarding the disclosure of portfolio holdings is available in the SAI, which you may access on the Fund’s website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.
Delivery of Documents
The summary prospectus is available, and the Annual Shareholder Reports and Semi-Annual Shareholder Reports (“Shareholder Reports”) will be available, online at www.americanbeaconfunds.com/reports. If you are interested in electronic delivery of the Fund’s summary prospectus, please go to www.americanbeaconfunds.com and click on ‘‘Quick Links’’ and then ‘‘Register for E-Delivery.’’
To reduce expenses, your financial institution may mail only one copy of the summary prospectus and Shareholder Reports to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.
Financial Highlights
The financial highlights tables are intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share.
The total returns in the Fund’s tables represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and other distributions).
The financial highlights shown below for Y Class and R5 Class shares of the Fund represent the financial history of the Fund’s Predecessor Fund, that was a separate series of The Advisors’ Inner Circle Fund III. The Predecessor Fund was acquired by the respective Fund in a reorganization on February 21, 2025. The information for the fiscal periods ended October 31, 2020, October 31, 2021, October 31, 2022, October 31, 2023, and October 31, 2024 was audited by the Predecessor Fund’s independent registered public accounting firm, Ernst & Young LLP, whose report, along with further detail on the Predecessor Fund’s financial statements, are included in the Predecessor Fund’s Annual Shareholder Reports. The Annual and Semi-Annual Shareholder Reports are available upon request by calling 1-844-426-8721.
Information is not provided for the R6 Class shares of the Fund because that share class had not commenced operations prior to the date of this Prospectus.
Prospectus – Additional Information25

American Beacon Ninety One Emerging Markets Equity FundSM
	Y Class(1)
	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020
Net Asset Value, Beginning of Year	$8.82	$8.03	$12.80	$10.97	$10.70
Income from Investment Operations:
Net Investment Income (Loss)*	0.28	(0.02)	0.09	0.13	0.16
Net Realized and Unrealized Gain (Loss)	2.08	0.81	(3.93)	1.81	0.39
Total from Investment Operations	2.36	0.79	(3.84)	1.94	0.55
Dividends and Distributions:
Net Investment Income	(0.01)	–	(0.16)	(0.11)	(0.28)
Capital Gains	–	–	(0.77)	–	–
Total Dividends and Distributions	(0.01)	–	(0.93)	(0.11)	(0.28)
Net Asset Value, End of Year	$11.17	$8.82	$8.03	$12.80	$10.97
Total Return†	26.80%	9.84%	(32.22)%	17.70%	5.09%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$4	$3	$3	$17	$14
Ratio of Expenses to Average Net Assets	1.10%	1.09%	1.10%	1.10%	1.10%
Ratio of Expenses to Average Net Assets(Excluding Waivers and Reimbursements)	1.32%	1.75%	1.42%	1.52%	1.92%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.68%	(0.24)%	0.80%	0.99%	1.54%
Portfolio Turnover Rate	68%	48%	29%	111%	55%

(1)	Prior to the reorganization on February 21, 2025, the Y Class was known as A Shares.
*	Per share calculations were performed using average shares for the period.
†
Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

26Prospectus – Additional Information

American Beacon Ninety One Emerging Markets Equity FundSM
	R5 Class(1)
	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020
Net Asset Value, Beginning of Year	$8.75	$8.05	$12.83	$10.99	$10.72
Income from Investment Operations:
Net Investment Income*	0.16	0.15	0.29	0.20	0.18
Net Realized and Unrealized Gain (Loss)	2.17	0.66	(4.11)	1.78	0.40
Total from Investment Operations	2.33	0.81	(3.82)	1.98	0.58
Dividends and Distributions:
Net Investment Income	(0.22)	(0.11)	(0.19)	(0.14)	(0.31)
Capital Gains	–	–	(0.77)	–	–
Total Dividends and Distributions	(0.22)	(0.11)	(0.96)	(0.14)	(0.31)
Net Asset Value, End of Year	$10.86	$8.75	$8.05	$12.83	$10.99
Total Return†	26.95%	10.00%	(32.04)%	18.00%	5.32%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$330,063	$256,066	$128,942	$106,391	$56,863
Ratio of Expenses to Average Net Assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.07%	1.09%	1.15%	1.29%	1.65%
Ratio of Net Investment Income to Average Net Assets	1.54%	1.67%	2.80%	1.52%	1.74%
Portfolio Turnover Rate	68%	48%	29%	111%	55%

(1)	Prior to the reorganization on February 21, 2025, the R5 Class was known as I Shares.
*	Per share calculations were performed using average shares for the period.
†
Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

Prospectus – Additional Information27

Additional Information
Additional information about the Fund is found in the documents listed below. Request a free copy of these documents by calling 1-800-658-5811 or you may access them on the Fund’s website at www.americanbeaconfunds.com.
Annual Shareholder Report/Semi-Annual Shareholder Report and Form N-CSR
The Fund’s Annual and Semi-Annual Shareholder Reports and Form N-CSR will include additional information about  the Fund’s investments. The Fund’s Annual Shareholder Report will also include a discussion by the Manager of market conditions and investment strategies that materially affected the Fund’s performance during the reporting period. The Form N-CSR will include   the Fund’s annual and semi-annual financial statements, as well as the report of the Fund’s independent registered public accounting firm in the annual financial statements. Reports will be available approximately 60 days after the Fund passes its first annual and semi-annual reporting periods.
SAI
The SAI contains more details about the Fund and its investment policies. The SAI is incorporated in this Prospectus by reference (it is legally part of this Prospectus). A current SAI is on file with the SEC.
To obtain more information about the Fund, such as the Fund’s financial statements, or to request a copy of the documents listed above:

By Telephone:	Call 1-800-658-5811
By Mail:	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643
By E-mail:	americanbeaconfunds@ambeacon.com
On the Internet:	Visit our website at www.americanbeaconfunds.com Visit the SEC website at www.sec.gov
The SAI and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. The SAI and other information about the Fund may also be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

American Beacon is a registered service mark of American Beacon Advisors, Inc. The American Beacon Funds and American Beacon Ninety One Emerging Markets Equity Fund are service marks of American Beacon Advisors, Inc.

SEC File Number 811-04984

Appendix A
GLOSSARY

ACH	Automated Clearing House
Advisers Act	Investment Advisers Act of 1940, as amended
American Beacon or Manager	American Beacon Advisors, Inc.
Beacon Funds or Trust	American Beacon Funds
Board	Board of Trustees
Brexit	The United Kingdom’s departure from the European Union
Capital Gains Distributions	Distributions of realized net capital gains
CDSC	Contingent Deferred Sales Charge
CFTC	Commodity Futures Trading Commission
CPO	Commodity Pool Operator
Denial of Services	A cybersecurity incident that results in shareholders or service providers being unable to access electronic systems
Distributor	Resolute Investment Distributors, Inc.
Dividends	Distributions from the Fund’s net investment income
DRD	Dividends-received deduction
EU	European Union
FCA	UK Financial Conduct Authority
FHLB	Federal Home Loan Bank
Forwards	Forward Currency Contracts
GNMA	Government National Mortgage Association
Internal Revenue Code	Internal Revenue Code of 1986, as amended
Investment Company Act	Investment Company Act of 1940, as amended
IRA	Individual Retirement Account
IRS	Internal Revenue Service
Junk Bonds	High yield, non-investment grade bonds
LOI	Letter of Intent
Management Agreement	The Fund’s Management Agreement with the Manager
Model	Proprietary Mathematical Quantitative Model
Moody’s	Moody’s Investors Service, Inc.
NAV	Fund’s net asset value
NDF	Non-deliverable foreign currency forward contract
NYSE	New York Stock Exchange
Other Distributions	Distributions of net gains from foreign currency transactions
OTC	Over-the-Counter
QDI	Qualified Dividend Income
REIT	Real Estate Investment Trust
RIC	Regulated Investment Company
SAI	Statement of Additional Information
SEC	Securities and Exchange Commission
State Street	State Street Bank and Trust Company
SVP	Signature Validation Program
UGMA	Uniform Gifts to Minors Act
UK	United Kingdom
UTMA	Uniform Transfers to Minors Act
Prospectus – AppendixA-1

Statement of Additional Information
  February 21, 2025

Ticker
Share Class	Y	R6	R5
American Beacon Ninety One Emerging Markets Equity Fund	ZEMAX	ZEMRX	ZEMIX
This Statement of Additional Information (“SAI”) should be read in conjunction with the prospectus dated February 21, 2025 (the “Prospectus”) for the American Beacon Ninety One Emerging Markets Equity Fund  (the “Fund”), a separate series of American Beacon Funds, a Massachusetts business trust. Copies of the Prospectus may be obtained without charge by calling 1-800-658-5811. You also may obtain copies of the Prospectus without charge by visiting the Fund’s website at www.americanbeaconfunds.com. This SAI is incorporated by reference into the Fund’s Prospectus. In other words, it is legally a part of the Prospectus. This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the current Prospectus. Capitalized terms in this SAI have the same definition as in the Prospectus, unless otherwise defined. Capitalized terms that are not otherwise defined in this SAI or the Prospectus are defined in Appendix D.
The Fund had not commenced operations prior to the date hereof. Accordingly, financial statements for the Fund are not yet available. Copies of the Fund’s Annual Shareholder and Semi-Annual Shareholder Reports, and financial statements and accompanying notes, may be obtained when available, without charge, upon request by calling 1-800-658-5811 or visiting  www.americanbeaconfunds.com. The Fund has adopted the financial statements of the Acquired Ninety One Fund (as defined below). Those financial statements were audited by another registered public accounting firm. The financial statements and accompanying notes appearing in Item 7 of the Acquired Ninety One Fund’s Form N-CSR for the fiscal year ended October 31, 2024, are incorporated by reference into this SAI. The Acquired Ninety One Fund’s Annual and Semi-Annual Shareholder Reports, and financial statements and accompanying notes, may be obtained, without charge, upon request, by calling 1-844-426-8721.

ORGANIZATION AND HISTORY OF THE FUND
The Fund is a separate series of the American Beacon Funds (the “Trust”), an open-end management investment company organized as a Massachusetts business trust on January 16, 1987. The Fund constitutes a separate investment portfolio with a distinct investment objective and distinct purpose and strategy.  The Fund is “diversified” as that term is defined by the Investment Company Act. The Fund is comprised of multiple classes of shares designed to meet the needs of different groups of investors. This SAI relates to the  Y Class, R6 Class, and R5 Class shares of the Fund.
On February 21, 2025, the American Beacon Ninety One Emerging Markets Equity Fund acquired all the assets and assumed all the liabilities of the Ninety One Emerging Markets Equity Fund, a series of The Advisors’ Inner Circle Fund III.   The Ninety One Emerging Markets Equity Fund is referred to herein as the “Acquired Ninety One Fund.” Since the Acquired Ninety One Fund’s investment objective and policies were the same in all material respects as those of the corresponding Fund, and since the Fund has engaged the investment advisor that previously provided services to the Acquired Ninety One Fund, Ninety One North America, Inc. (“Ninety One NA”), as sub-advisor, the Fund adopted the prior performance and financial history of the Acquired Ninety One Fund.
ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
The investment objective,  principal investment strategies and principal risks of the Fund are described in the Prospectus. This section contains additional information about the Fund’s investment policies and risks and types of investments the Fund may purchase. The composition of the Fund’s portfolio and the strategies that the Fund may use in selecting investments may vary over time. The Fund is not required to use all of the investment strategies described below in pursuing its investment  objective. It may use some of the investment strategies only at some times or it may not use them at all. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund.
Borrowing Risk —  The Fund may borrow money in an amount up to one-third of its total assets (including the amount borrowed) from banks and other financial institutions. The Fund may borrow for temporary purposes. Borrowing may exaggerate changes in the Fund’s NAV and in its total return. Interest expense and other fees associated with borrowing may impact the Fund’s expenses and reduce its returns.
Cash Equivalents and Other Short-Term Investments  — Cash equivalents and other short-term investments in which the Fund may invest include the investments set forth below.

■
Government Money Market Funds.  The Fund may invest cash balances in money market funds that are registered as investment companies under the Investment Company Act, including money market funds that are advised by the Manager. Money market funds invest in highly-liquid, short-term instruments, which include cash and cash equivalents, and debt securities with high credit ratings and short-term maturities, such as U.S. Treasuries. A “government money market fund” is required to invest at least 99.5% of its total assets in cash, U.S. government securities, and/or repurchase agreements that are fully collateralized by government securities or cash. Government securities include any security issued or guaranteed as to principal or interest by the U.S. government and its agencies or instrumentalities. By investing in a money market fund, the Fund becomes a shareholder of that money market fund. As a result, Fund shareholders indirectly bear their proportionate share of the expenses of the money market funds in which the Fund invests in addition to any fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These expenses may include, for example, advisory and administrative fees, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager. These other fees and expenses are reflected in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Shareholders also would be exposed to the risks associated with money market funds and the portfolio investments of such money market funds, including that a money market fund’s yield will be lower than the return that the Fund would have derived from other investments that would provide liquidity. Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased can cause the price of a money market security to decrease and may reduce the money market fund’s yield. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. Factors that could adversely affect the value of a money market fund’s shares include, among other things, a sharp rise in interest rates, an illiquid market for the securities held by the money market fund, a high volume of redemption activity in a money market fund’s shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the money market fund. There can be no assurance that a money market fund will maintain a $1.00 per share net asset value (“NAV”) at all times.

■
Government Obligations. Government obligations may include U.S. Treasury securities, Treasury inflation-protected securities, and other debt instruments backed by the full faith and credit of the United States, or debt obligations of U.S. Government-sponsored entities.

Corporate Actions — From time to time, the Fund may voluntarily participate in corporate actions (for example, acquisitions, mergers, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as the Fund, and the acquisition is determined to be beneficial to Fund shareholders (“Corporate Actions”). In connection with its holdings of foreign and emerging markets securities and depositary receipts, the Fund may not have the same rights afforded to stockholders of a typical domestic company in the event of a Corporate Action. Notwithstanding any percentage investment limitation listed under the “Investment Restrictions” section or any percentage investment limitation of the Investment Company Act or rules thereunder, if the Fund has the opportunity to acquire a permitted security or instrument through a Corporate Action, and by doing so, the Fund would exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the Corporate Action, the  Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.
Currencies Risk — The Fund may have significant exposure to foreign currencies for investment or hedging purposes by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies (including emerging market currencies), or by purchasing or selling foreign currency forward contracts, non-U.S. currency futures contracts, options on non-U.S. currencies and non-U.S. currency futures and swaps for cross-currency investments. Foreign currencies will fluctuate, and may decline, in value relative to the U.S. dollar and affect the Fund’s investments in
1

foreign (non-U.S.) currencies, securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. For example, if the U.S. dollar appreciates against foreign currencies, the value of Fund holdings generally would depreciate and vice versa.
Cybersecurity and Operational Risk  —   With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund, its service providers, third-party fund distribution platforms, and the issuers of the Fund’s investments may be prone to operational and information security risks resulting from cybersecurity incidents, including cyber-attacks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, stealing or corrupting data maintained online or digitally (e.g., through “hacking,” computer viruses or other malicious software coding), the theft and holding for ransom of proprietary or confidential information or data (referred to as “ransomware” attacks), denial of service attacks on websites, “phishing” attempts and other social engineering techniques aimed at personnel or systems, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund, the Manager, the sub-advisor, the Custodian (as defined below), the transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, result in the loss or theft of shareholder data or funds, impact  the Fund’s ability to calculate NAV per share, cause the release of private shareholder information or confidential business information, result in violations of applicable privacy and other laws, impede trading, subject the Fund to regulatory fines or financial losses and/or cause  reputational damage. A cyber-attack may also result in shareholders or service providers being unable to access electronic systems (also known as “denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. The Fund may also incur additional costs for  cybersecurity risk management purposes or corrective measures, and such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber-attackers become more sophisticated and their techniques become more complex. Similar types of cybersecurity risks are also present for issuers of the Fund’s investments, which could result in material adverse consequences for such issuers and may cause the Fund to lose value. Adverse consequences also could result from  cybersecurity incidents affecting counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. Furthermore, as a result of cyber-attacks, disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or unable to accurately price its investments.  The Fund’s service providers also may be negatively impacted due to operational risks arising from  non-cybersecurity related factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology errors or malfunctions, changes in personnel, and errors caused by Fund service providers or counterparties. In addition, other events or circumstances — whether foreseeable, unforeseeable, or beyond the  Fund’s control, such as acts of war, other conflicts, terrorism, natural disaster, widespread disease, pandemic or other public health crises may result in, among other things, quarantines and travel restrictions, workforce displacement and loss or reduction in Personnel and other resources. In the above circumstances, the Fund and the Service Providers’ operations may be significantly impacted, or even temporarily halted. The  Fund’s securities market counterparties or vendors may face the same or similar systems failure, cybersecurity breaches and other business disruptions risks. Any of these results could have a substantial adverse impact on the Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and service providers could be unable to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. There are inherent limitations in risk management systems that seek to reduce the risks associated with cybersecurity incidents, including the possibility that risks may not have been adequately identified or prepared for, or that different or unknown threats may emerge in the future. Furthermore, the Fund does not control the  cybersecurity systems and plans of the issuers of the Fund’s investments, third party service providers, trading counterparties or any other service providers whose operations may affect the Fund or its shareholders. The use of cloud-based service providers could heighten or change these risks. In addition, remote and hybrid work arrangements by the Fund, the Manager or their service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the Fund, the Manager or their service providers susceptible to operational disruptions, any of which could adversely impact their operations.
Derivatives — Generally a derivative is a financial instrument the value of which is based on, or “derived” from, a traditional security, asset, currency, or market index (collectively referred to as “reference assets”). The Fund may use derivatives for hedging and efficient portfolio management purposes. Derivative instruments may allow for better management of exposure to certain asset classes, as well as more efficient access to asset classes. There are many different types of derivatives and many different ways to use them. Some forms of derivatives, such as exchange-traded futures, options on securities, commodities, or indices, and certain forward contracts are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators.
Derivatives may involve significant risk. Many derivative instruments often require little or no payment and therefore often create inherent economic leverage. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Not all derivative transactions require a counterparty to post collateral, which may expose  the Fund to greater losses in the event of a default by a counterparty.
Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy and sell derivatives that are neither centrally cleared nor traded on an exchange. Such derivatives may be subject to heightened counterparty, liquidity and valuation risks.
The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) replaced the asset segregation regime of Investment Company Act Release No. 10666 (“Release 10666”) with a new framework for the use of derivatives by registered funds. The SEC rescinded Release 10666 and withdrew no-action letters and similar guidance addressing the Fund’s use of derivatives and began requiring the Fund to satisfy the requirements of the Derivatives Rule. As a result, the Fund is no longer required to engage in “segregation” or “coverage” techniques with respect to derivatives transactions and will instead comply with the applicable requirements of the Derivatives Rule.
2

The Derivatives Rule mandates that the Fund adopt and/or implement: (i) value-at-risk limitations (“VaR”); (ii) a written derivatives risk management program; (iii) new Board oversight responsibilities; and (iv) new reporting and recordkeeping requirements. In the event that the Fund’s derivative exposure is 10% or less of its net assets, excluding certain currency and interest rate hedging transactions, it can elect to be classified as a limited derivatives user (“Limited Derivatives User”) under the Derivatives Rule, in which case the Fund is not subject to the full requirements of the Derivatives Rule. Limited Derivatives Users are excepted from VaR testing, implementing a derivatives risk management program, and certain Board oversight and reporting requirements mandated by the Derivatives Rule. However, a Limited Derivatives User is still required to implement written compliance policies and procedures reasonably designed to manage its derivatives risks. The Derivatives Rule also provides special treatment for reverse repurchase agreements, similar financing transactions and unfunded commitment agreements. Specifically, the Fund may elect whether to treat reverse repurchase agreements and similar financing transactions as “derivatives transactions” subject to the requirements of the Derivatives Rule or as senior securities equivalent to bank borrowings for purposes of Section 18 of the 1940 Act. In addition, the Fund may invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that: (i) the Fund intends to physically settle the transaction; and (ii) the transaction will settle within 35 days of its trade date.
The enactment of the Dodd-Frank Act and similar global regulations resulted in historic and comprehensive reform relating to derivatives, including the manner in which they are entered into, reported, recorded, executed, and settled or cleared. Pursuant to these regulations, the SEC, CFTC and foreign regulators have promulgated a broad range of regulations and guidance on the use of derivatives, including use by registered investment companies. These include regulations with respect to security-based swaps (e.g., derivatives based on a single security or narrow-based securities index) that are regulated by the SEC in the U.S., and other swaps that are regulated by the CFTC and the markets in which these instruments trade. In addition, regulations adopted by the banking regulators require certain banks to include in a range of financial contracts, including many derivatives contracts, terms delaying or restricting default, termination and other rights in the event that the bank and/or its affiliates become subject to certain types of resolution or insolvency proceedings. The regulations could limit the Fund’s ability to exercise a range of cross-default rights if its counterparty, or an affiliate of the counterparty, is subject to bankruptcy or similar proceeding. Such regulations could further negatively impact the Fund’s use of derivatives. Under CFTC Regulation 4.5, the Fund is excluded from registration as a CPO if its investments in commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards and swaps), other than those used for bona fide hedging purposes (as defined by the CFTC), are limited, such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) do not exceed 5% of the Fund’s NAV. Alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, may not exceed 100% of the Fund’s NAV, after taking into account unrealized profits and unrealized losses on any such positions. Further, to qualify for the exclusion in Regulation 4.5, the Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests. The Fund’s ability to use these instruments also may be limited by federal income tax considerations. See the section entitled “Tax Information.”
The Manager, on behalf of the Fund, has filed a notice claiming the CFTC Regulation 4.5 exclusion from CPO registration with respect to the Fund. The Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Fund.
Further information about the specific types of derivative instruments in which the Fund may invest, including the risks involved in their use, are contained under the description of each of these instruments in this SAI. The Fund may invest in various types of derivatives, including among others:

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Forward Foreign Currency Contracts.  The Fund may enter into forward foreign currency contracts (“forward currency contracts”), which are a type of derivative instrument, for a variety of reasons.   A forward currency contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Because these forward currency contracts normally are settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers.

Forward currency contracts may serve as long hedges. For example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that it intends to acquire. Forward currency contract transactions also may serve as short hedges. For example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or from a dividend or interest payment on a security denominated in a foreign currency.

The  Fund may enter into forward currency contracts to sell a foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its respective portfolio securities denominated in such foreign currency. In addition, the Fund may use forward currency contracts when the sub-advisor wishes to “lock in” the U.S. dollar price of a security when the Fund is purchasing or selling a security denominated in a foreign currency or anticipates receiving a dividend or interest payment denominated in a foreign currency.

The  Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions in order to minimize the risk to the  Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

The  Fund may use forward currency contracts to seek to hedge against, or profit from, changes in the value of a particular currency by using forward currency contracts on another foreign currency or a basket of currencies, the value of which  the sub-advisor believes will have a positive correlation to the values of the currency being hedged. When hedging, use of a different foreign currency magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.

In addition, the Fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency that the sub-advisor believed would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second currency. Transactions that involve two foreign currencies are sometimes referred to as “cross hedging.” Use of a different foreign currency magnifies the Fund’s exposure to foreign currency exchange rate fluctuations.

3

The Fund also may enter into forward currency contracts for non-hedging purposes if a foreign currency is anticipated to appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in  the Fund’s investment portfolio.

The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts usually are entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

Sellers or purchasers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by purchasing or selling, respectively, an instrument identical to the instrument sold or bought, respectively. Secondary markets generally do not exist for forward currency contracts, however, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities.

The precise matching of forward currency contract amounts and the value of securities whose U.S. dollar value is being hedged by those contracts involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

The  Fund bears the risk of loss of the amount expected to be received under a forward currency contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Fund may have contractual remedies pursuant to the forward currency contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor.

At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Forward currency contracts in which the Fund may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. When  the Fund enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

The Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. When  the Fund engages in foreign currency transactions for hedging purposes, it will not enter into foreign exchange forwards to sell currency or maintain a net exposure to such contracts if their consummation would obligate  the Fund to deliver an amount of foreign currency materially in excess of the value of its portfolio securities or other assets denominated in that currency.

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Futures Contracts. The Fund may enter into futures contracts. Futures contracts are a type of derivative instrument that obligate the purchaser to take delivery of, or cash settle a specific amount of, a commodity, security or other obligation underlying the contract at a specified time in the future for a specified price. Likewise, the seller incurs an obligation to deliver the specified amount of the underlying obligation against receipt of the specified price. Futures are traded on both U.S. and foreign commodities exchanges. The purchase of futures can serve as a long hedge, and the sale of futures can serve as a short hedge.
No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit “initial margin” consisting of cash, U.S. Government securities, suitable money market instruments, or liquid, high-grade debt securities in an amount set by the exchange on which the contract is traded and varying based on the volatility of the underlying asset. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by a futures exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action. Subsequent “variation margin” payments (sometimes referred to as “maintenance margin” payments) are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures broker. When the

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Fund purchases or sells a futures contract, it is subject to daily, or even intraday, variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily or intraday variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.
Purchasers and sellers of futures contracts can enter into offsetting closing transactions, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts may be closed only on a futures exchange or board of trade that trades that contract. The Fund intends to enter into futures contracts only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract.
Although many futures contracts by their terms call for the actual delivery or acquisition of the underlying asset, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (or selling, as appropriate) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sell price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The  Fund has no current intent to accept physical delivery in connection with the settlement of futures contracts.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions. If the Fund were unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.
The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price or currency exchange rate trends by the sub-advisor may still not result in a successful transaction.
Futures contracts also entail other risks. Although the use of such contracts may benefit the Fund, if investment judgment about the general direction of, for example, an index is incorrect, the Fund’s overall performance would be worse than if it had not entered into any such contract. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

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Index Futures Contracts.  An index futures contract, such as an equity index futures contract or a bond index futures contract, is based on the value of an underlying index. Futures contracts on indices expose the Fund to volatility in an underlying index.

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Options — The Fund may invest in options contracts on foreign currencies. An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the underlying reference asset at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of a currency option has the obligation, upon exercise of the option, to deliver or pay the value of the underlying currency, upon payment of the exercise price, or to pay the exercise price upon delivery of the underlying currency. Transactions for exchange-traded options may be made only on a national securities exchange. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue. There is no assurance that a liquid secondary market will exist for a particular option, or at any particular time, and for some options, such as OTC options, no secondary market may exist. The hours of trading for options may not conform to the hours during which the underlying reference asset is traded. To the extent that the option markets close before the markets for the reference asset, significant price and rate movements can take place in the reference asset that cannot be reflected in the option markets. The Fund may use NDOs, which are foreign exchange products designed to assist in reducing foreign currency exchange risk, in situations where physical delivery of the underlying currency is not required or not possible. Options that trade OTC involve liquidity and credit risks that may not be present in exchange-traded options. The Fund may use options on foreign currencies to protect against decreases in the U.S. dollar value of securities held or increases in the U.S. dollar cost of securities to be acquired by the Fund or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

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Rights. Rights are options to purchase an issuer’s securities at a stated price during a stated term, usually at a price below the initial offering price of the securities and before the securities are offered to the general public. Rights are similar to warrants but typically have a shorter duration. Rights are usually freely transferable, but may not be as liquid as exchange-traded options. In addition, the terms of a right may limit the Fund’s ability to exercise the right at such time, or in such quantities, as the Fund would otherwise wish. Rights usually have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. A right ceases to have value if it is not exercised prior to its expiration date. As a result, rights may be considered more speculative than certain other types of investments.

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Swap Agreements. A swap is a transaction in which the Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) or the performance of specified securities or indices based on a specified amount (the “notional” amount). Nearly any type of derivative, including forward contracts, can be structured as a swap. See “Derivatives” for a further discussion of derivatives risks. Swap agreements can be structured to provide exposure to a

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variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets, or index. Swaps may have a leverage component, and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are exposed to the creditworthiness of the clearing organizations (and, consequently, that of their members - generally, banks and broker-dealers) involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be able to recover only a portion of the net amount of gains on its transactions and of the margin owed to it, potentially resulting in losses to the investor. Swaps that are not centrally cleared involve the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses to the Fund. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of a counterparty. To mitigate this risk, the Fund will only enter into swap agreements with counterparties considered by the sub-advisor to present minimum risk of default, and the Fund normally obtains collateral to secure its exposure. Swaps involve the risk that, if the swap declines in value, additional margin would be required to maintain the margin level. The seller may require the Fund to deposit additional sums to cover this, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss, which may cause the Fund to owe money to the seller. The centrally cleared and OTC swap agreements into which the Fund enters normally provide for the obligations of the Fund and its counterparty in the event of a default or other early termination to be determined on a net basis. Similarly, periodic payments on a swap transaction that are due by each party on the same day normally are netted. The use of swap agreements requires special skills, knowledge and investment techniques that differ from those required for normal portfolio management. Swaps may be considered illiquid investments, and  the Fund may be unable to sell a swap agreement to a third party at a favorable price. The Fund may invest in the following types of swaps:

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Currency Swaps. A currency swap involves the exchange of payments denominated in one currency for payments denominated in another. Payments are based on a notional principal amount, the value of which is fixed in exchange rate terms at the swap’s inception. Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations. Currency swaps are also subject to currency risk.

Equity Investments — The Fund may invest in the following equity securities:

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Common Stock. Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt, and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or traded over-the-counter. OTC stock may be less liquid than exchange-traded stock.

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Depositary Receipts.  The Fund may invest in depositary receipts, which represent ownership interests in securities of foreign companies (an “underlying issuer”) that have been deposited with a bank or trust and that trade on an exchange or OTC. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted, and they are subject to the risk of fluctuation in the currency exchange rate. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the issuers of unsponsored depositary receipts are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security. Please see “Foreign Securities” below for a description of the risks associated with investments in foreign securities. The Fund may invest in the following type of depositary receipts:

■	ADRs. ADRs are depositary receipts for foreign issuers in registered form, typically issued by a U.S. financial institution, traded in U.S. securities markets.

■	EDRs. EDRs, which are sometimes called Continental Depositary Receipts, are issued in Europe in bearer form and are traded in European securities markets.

■	GDRs. GDRs are in bearer form and traded in both the U.S. and European securities markets.

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Initial Public Offerings. The Fund can invest in IPOs. By definition, securities issued in IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include, among others, the fact that there may only be a limited number of shares available for trading. The market for those securities may be unseasoned. The issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded

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as developmental state companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized. IPOs may adversely impact the Fund’s performance. However, the impact of IPOs on the Fund’s performance will likely decrease as the Fund’s asset size increases.

ESG Considerations — Environmental, social, and/or governance (“ESG”) considerations, either quantitative or qualitative, may be utilized as a component of the Fund’s investment process to implement its investment strategies. Since ESG considerations are not the only component that may be evaluated by the sub-advisor, the issuers in which the Fund invests may not be considered ESG issuers or have good ESG ratings. To the extent that the Fund utilizes such considerations as a component of the Fund’s investment process, the Fund’s performance may be affected depending on whether such considerations are in or out of favor and relative to similar funds that do not include such considerations in the investment process. There is no guarantee that the utilization of ESG considerations will be additive to the Fund’s performance. ESG considerations may vary across types of investments and issuers, and not every such consideration may be identified, evaluated, or evaluated in the same manner. ESG norms also differ by country and region, and an issuer’s ESG practices or the sub-advisor’s assessment process of such considerations may change over time. There are significant differences in interpretations of what it means for a company to have good ESG characteristics, and the Fund may underperform other funds that use different considerations and/or a different methodology in evaluating such considerations. Information used by the Fund to evaluate such considerations,   including the use of third-party research, if any, may not be readily available, complete or accurate, and may vary across third-party research providers and issuers, which could negatively impact the Fund’s ability to accurately assess an issuer. As investors can differ in their views regarding the meaning of ESG considerations, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. The regulatory landscape with respect to ESG investing in the United States is still developing, and future rules and regulations may require the Fund to modify or alter its investment process with respect to the use of such considerations.
Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.
Foreign Investing —  The Fund may invest in U.S. dollar-denominated and non-U.S. dollar-denominated equity, debt and derivative instruments of foreign issuers and foreign branches of  U.S. banks. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks,  non-U.S. governments, and quasi-governmental organizations. While investments in foreign investments are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks may include: the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the impact of economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism, and disease/virus outbreaks and epidemics); the potentially adverse effects of unavailability of public information regarding issuers, less or less reliable information about the securities and business operations of foreign issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities purchases, tracking and custody; the difficulty of predicting international trade patterns and the possibility of exchange controls or limitations on the removal of funds or assets; and possibly more limited legal remedies and access to the courts available to enforce  the Fund’s rights as an investor. The prices of such securities may be more volatile than those of domestic securities. Non-U.S. equity securities may trade at price/earnings multiples higher than comparable U.S. securities, and such levels may not be sustainable. The economies of many of the countries in which the Fund may invest are not as developed as the U.S. economy, and individual foreign economies can differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Individual foreign companies also may differ favorably or unfavorably from U.S. companies in the same industry.
Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less trading volume than U.S. markets. As a result, foreign securities may trade with less frequency and in less volume than domestic securities and therefore may exhibit greater or lower price volatility. The Fund may be exposed to risks in the process of clearing and settling trades and the holding of securities by foreign banks, agents and depositories. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is not invested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, certain foreign markets may institute share blocking, which is a practice under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders takes place. The blocking period can last up to several weeks. Share blocking may prevent the Fund from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country. As a consequence of these restrictions, the  sub-advisor, on behalf of the Fund, may elect not to vote proxies in markets that require share blocking. Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign
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currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries.
Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell foreign securities, and thus may prevent the Fund from making investments or make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund. The risks posed by sanctions against a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets.
Investing in foreign currency denominated investments involves not only the special risks associated with investing in  non-U.S. issuers, as described above, but also the additional risks of adverse changes in foreign exchange rates and investment or exchange control regulations, which could prevent cash from being brought back to the United States. Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Some governments may impose a tax on purchases by foreign investors of certain securities that trade in their country. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which the Fund invests, or result in unexpected tax liabilities for the Fund. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than those negotiated commissions on U.S. exchanges, as are transaction costs,  although the sub-advisor endeavors to achieve the most favorable net results on portfolio transactions.
The Fund may also invest in foreign “market access” investments, such as participatory notes, low-exercise price options or warrants, equity-linked notes, or equity swaps. These investments may provide economic exposure to an issuer without directly holding its securities. For example, market access investments may be used where regulatory or exchange restrictions make it difficult or undesirable for the Fund to invest directly in an issuer’s common stock. Use of market access investments may involve risks associated with derivative investments, which are discussed in “Derivatives.”  Market access investments can be either exchange-traded or over-the-counter. Certain market access investments can be subject to the credit risk of both the underlying issuer and a counterparty. Holders of certain market access investments might not have voting, dividend, or other rights associated with shareholders of the referenced securities. Holders of market access investments might not have any right to make a claim against an issuer or counterparty in the event of their bankruptcy or other restructuring. It may be more difficult or time consuming to dispose of certain market access investments than the referenced security.
The Fund may be subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time the Fund’s net asset value is determined. If such arbitrage attempts are successful, the Fund’s net asset value might be diluted.
The use of fair value pricing in certain circumstances may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be fair valued. As such, fair value pricing is based on subjective judgment, and it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that use of fair value pricing will limit an investment adviser’s ability to implement the Fund’s investment strategy (e.g., reducing the volatility of the Fund’s share price) or achieve its investment objective. The  Fund’s market timing and frequent trading policies and procedures also are intended to help deter arbitrage activities.

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Chinese Company Securities. Investing in China, Hong Kong and Taiwan involves a high degree of risk, and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets, or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, particularly in China; (f) currency exchange rate fluctuations and the lack of available currency hedging instruments; (g) higher rates of inflation; (h) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; (i) greater governmental involvement in and control over the economy, and greater intervention in the Chinese financial markets, such as the imposition of trading restrictions; (j) the risk that the Chinese government may decide not to continue to support economic reform programs currently in place and could return to the completely centrally planned economy that was in place prior to 1978; (k) the fact that Chinese companies, particularly those located in China, may be smaller, less seasoned and newly-organized; (l) the difference in, or lack of, auditing and financial reporting standards that may result in unavailability of material information about issuers, particularly in China; (m) the fact that statistical information regarding the Chinese economy may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (n) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (o) the fact that the settlement period of securities transactions in foreign markets may be longer; (p) uncertainty surrounding the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets; (q) the risk that it may be more difficult or impossible, to obtain and/or enforce a judgment than in other countries; (r) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; (s) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers; (t) limitations on the use of brokers (or action by the Chinese government that discourages brokers from serving international clients); and (u) the risk that, because of the degree of interconnectivity between the economies and financial markets of China, Hong Kong and Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well. In addition, the China Securities Regulatory Commission recently met with local law firms and asked them to tone down negative descriptions of China’s policies in prospectuses of companies going public outside the mainland in markets such as Hong Kong and the United States. Comments in IPO listing documents that misrepresent or disparage laws and policies, the business environment and judicial situation of China are now barred. Such new

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listing regime would inevitably deny approval for offshore listing applications and further dampen the stock market sentiment, which in turn negatively affects markets and the value of the Fund’s investments. China’s economy has transitioned from a rigidly central-planned state-run economy to one that has been only partially reformed by more market-oriented policies. Although the Chinese government has implemented economic reform measures, reduced state ownership of companies and established better corporate governance practices, a substantial portion of productive assets in China are still owned by the Chinese government. The government continues to exercise significant control in regulating industrial development and, ultimately, control over China’s economic growth through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. The Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. Investments in China involve risk of a total loss due to government action or inaction. China continues to limit direct foreign investments generally in industries deemed important to national interests. Foreign investment in domestic securities are also subject to substantial restrictions. Some believe that China’s currency is undervalued. Currency fluctuations could significantly affect China and its trading partners. China continues to exercise control over the value of its currency, rather than allowing the value of the currency to be determined by market forces. This type of currency regime may experience sudden and significant currency adjustments, which may adversely impact investment returns.
For decades, a state of hostility has existed between Taiwan and the People’s Republic of China. Beijing has long deemed Taiwan a part of the “one China” and has made a nationalist cause of recovering it. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. By treaty, China has committed to preserve Hong Kong’s autonomy and its economic, political and social freedoms until 2047. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance. In addition, the Hong Kong dollar trades within a fixed trading bond rate to (or is “pegged” to) the  U.S. dollar. This fixed exchange rate has contributed to the growth and stability of the Hong Kong economy. However, some market participants have questioned the continued viability of the currency peg. It is uncertain what affect any discontinuation of the currency peg, and the establishment of an alternative exchange rate system would have on capital markets generally and the Hong Kong economy. As demonstrated by protests in Hong Kong in 2019 and 2020 over political, economic, and legal freedoms, and the Chinese government’s response to the protests, there continues to be a great deal of political unrest, which may result in economic disruption. China could be affected by military events on the Korean peninsula or internal instability within North Korea. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and securities market. These situations may cause uncertainty in the Chinese market and may adversely affect performance of the Chinese economy. In addition, China has strained international relations with Japan, India, Russia and other neighbors due to territorial disputes, historical animosities and other defense concerns. China is also alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which the Fund invests. Investment in China, Hong Kong and Taiwan is subject to certain political risks. The current political climate has intensified concerns about trade tariffs and a potential trade war between China and the United States, despite the United States signing a partial trade agreement with China that reduced some U.S. tariffs on Chinese goods while boosting Chinese purchases of American goods. However, this agreement left in place a number of existing tariffs, and it is unclear whether further trade agreements may be reached in the future. The ability and willingness of China to comply with the trade deal may determine to some degree the extent to which its economy will be adversely affected, which cannot be predicted at the present time. Future tariffs imposed by China and the United States on the other country’s products, or other escalating actions, may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially negative impact to the Fund. On June 3, 2021, President Biden issued an executive order prohibiting U.S. persons from entering into transactions in publicly traded securities, as well as derivatives and securities designed to provide investment exposure to, any securities of any issuers designated “Chinese Military-Industrial Complex Companies,” as designated by the Department of the Treasury’s Office of Foreign Assets Control. This executive order superseded a prior similar order from then-President Trump. Continued ownership of such securities by U.S. persons is prohibited after June 3, 2022, following a one-year divestment period. A number of Chinese issuers have been designated under this program and more could be added. Certain implementation matters related to the scope of, and compliance with, the executive order have not yet been resolved, and the ultimate application and enforcement of the executive order may change. Under current guidance, U.S. investors may purchase interests in an investment fund that does not make any new purchases of designated securities and is “seeking to” divest its holdings of such securities during the divestment period. As a result, the executive order and related guidance may significantly reduce the liquidity of such securities, force the Fund to sell certain positions at inopportune times or for unfavorable prices, and restrict future investments by the  Fund.  U.S. investment advisers are permitted to advise non-U.S. funds and non-U.S. persons that purchase and sell such prohibited securities, provided this activity does not indirectly expose U.S. persons to such companies. The Holding Foreign Companies Accountable Act (“HFCAA”), requires the SEC to identify reporting public companies that use public accounting firms with a branch or office located in a foreign jurisdiction that the Public Company Accounting Oversight Board (“PCAOB”) determines that it is unable to inspect or investigate completely because of a position taken by a governmental entity in that jurisdiction (“Commission-Identified Issuers”). If an issuer is identified as a Commission-Identified Issuer for three consecutive years, the issuer’s shares will be prohibited in U.S. exchange and over-the-counter markets. On March 8, 2022, pursuant to the implementing regulations established by the SEC as required by the HFCAA, the SEC began to identify companies as provisional Commission-Identified Issuers. On August 26, 2022, the PCAOB signed a Statement of Protocol with the China Securities Regulatory Commission and the Ministry of Finance of the People’s Republic of China (“PRC”), which marked the first step toward opening access for the PCAOB to inspect and investigate registered public accounting firms headquartered in mainland China and Hong Kong completely in accordance with U.S. law. However, as this development is relatively recent, the implementation of the Statement of Protocol remains to be tested. Audits performed by PCAOB registered accounting firms in mainland China and Hong Kong may be less reliable than those performed by firms subject to PCAOB inspection. Accordingly, information about the Chinese securities in which the Fund  invest may be less reliable or complete. Listing and other

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regulatory requirements applicable to foreign issuers, including Chinese issuers, is evolving and any future legislation, regulations or rules may require  the Fund to change its investment process, which could result in substantial investment losses. China has often restricted U.S. regulators’ access to information and limited regulators’ ability to investigate or pursue remedies with respect to China-based issuers, generally citing to state secrecy and national security laws, blocking statutes, or other laws or regulations. In addition, according to Article 177 of the PRC Securities Law, which became effective in March 2020, no overseas securities regulator can directly conduct investigations or evidence collection activities within China and no entity or individual in China may provide documents and information relating to securities business activities to overseas regulators without Chinese government approval. The SEC, U.S. Department of Justice, and other U.S. authorities face substantial challenges in bringing and enforcing actions against China-based issuers and their officers and directors. As a result, the Fund may not benefit from a regulatory environment that fosters effective enforcement of U.S. federal securities laws. From time to time and in recent years, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue, or the government response thereto, could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese or global economy, which in turn could adversely affect the Fund’s investments.
For purposes of raising capital offshore on exchanges outside of China, including on U.S. exchanges, many Chinese-based operating companies are structured as Variable Interest Entities (“VIEs”). In this structure, the Chinese-based operating company is the VIE and establishes an entity, which is typically offshore in a foreign jurisdiction, such as the Cayman Islands. The offshore entity lists on a foreign exchange and enters into contractual arrangements (“VIE Agreements”) with the VIE. This structure allows Chinese companies, in particular those in which the government restricts foreign ownership to raise capital from foreign investors. While the offshore entity has no equity ownership of the VIE, these VIE Agreements permit the offshore entity to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese-based operating company. Therefore, an investor in the listed offshore entity, such as the Fund, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership in the Chinese-based operating company. Furthermore, because the offshore entity only has specific rights provided for in these VIE Agreements with the VIE, its abilities to control the activities at the Chinese-based operating company are limited and the Chinese-based operating company may engage in activities that negatively impact investment value. While the VIE structure has been widely adopted, it is not formally recognized under Chinese law and therefore there is a risk that the Chinese government could prohibit the existence of such structures or negatively impact the VIE’s contractual arrangements with the listed offshore entity by making them invalid. If these VIE Agreements were found to be unenforceable under Chinese law, investors in the listed offshore entity, such as the Fund, may suffer significant losses with little or no recourse available. If the Chinese government determines that the VIE Agreements establishing the VIE structures do not comply with Chinese law and regulations, including those related to restrictions on foreign ownership, it could subject a Chinese-based issuer to penalties, revocation of business and operating licenses, or forfeiture of ownership interest. Any change in the operations of entities in a VIE structure, the status of VIE contractual arrangements or the legal or regulatory environment in China or in the U.S. could result in significant losses to the Fund. The listed offshore entity’s control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the VIE Agreement, is subject to legal proceedings or if any physical instruments for authenticating documentation, such as chops and seals, are used without the Chinese-based issuer’s authorization to enter into contractual arrangements in China. Chops and seals, which are carved stamps used to sign documents, represent a legally binding commitment by the company. Moreover, any future regulatory action may affect the ability of the offshore entity to receive the economic benefits of the Chinese-based operating company, which may cause the value of the Fund’s investment in the listed offshore entity to suffer a significant loss. For example, in 2021, the Chinese government placed various restrictions on after-school tutoring companies. Such restrictions adversely affected the financial performance of those listed offshore entities associated with a Chinese-based operating company in the after-school tutoring industry. There is no guarantee that the Chinese government will not place similar restrictions on other industries and therefore jeopardize the financial performance of the corresponding listed offshore entities.

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Emerging Market Securities. The Fund may invest in emerging market securities. The Fund may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank, International Finance Corporation or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging markets indices. Investments in emerging market country securities involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the Fund can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. These risks are discussed below.
Economies: The economies of emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, reliable access to capital, capital reinvestment, resource self-sufficiency, balance of payments and trade difficulties. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries), and may be heavily dependent upon international trade, as well as the economic conditions in the countries with which they trade. Such economies accordingly have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist or retaliatory measures imposed or negotiated by the countries with which they trade. Similarly, many of these countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of national and external debt, severe recession, and extreme poverty and unemployment. The economies of emerging market countries may be based predominately on only a few industries or may be dependent on revenues from participating commodities or on international aid or developmental assistance. Emerging market economies may develop unevenly or may never fully develop. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European, Russian or Chinese economies, should be regarded as speculative.
Governments: Emerging markets may have uncertain national policies and social, political and economic instability. While government involvement in the private sector varies in degree among emerging market countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There

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is no assurance that such expropriations will not reoccur. In addition, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, confiscatory taxation or creation of government monopolies to the possible detriment of the Fund’s investments. In such event, it is possible that the Fund could lose the entire value of its investments in the affected markets.
Emerging market countries may have national policies that limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. In addition, if the Fund invests in a market where restrictions are considered acceptable, a country could impose new or additional repatriation restrictions after investment that are unacceptable. This might require, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Further, some attractive securities may not be available, or may require a premium for purchase, due to foreign shareholders already holding the maximum amount legally permissible. In addition to withholding taxes on investment income, some countries with emerging capital markets may impose differential capital gain taxes on foreign investors.
An issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors. There may be limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed-income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.
Capital Markets: The capital markets in emerging market countries may be underdeveloped. They may have low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities from more developed capital markets. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and securities may be held by a limited number of investors. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities. There may be less publicly available information about emerging markets than would be available in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the U.S., may not be applicable. Investing in certain countries with emerging capital markets may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. There may also be custodial restrictions or other non-U.S. or U.S. governmental laws or restrictions applicable to investments in emerging market countries.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund may use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. Supervisory authorities also may be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause  the Fund to suffer a loss. There can be no certainty that  the Fund will be successful in eliminating counterparty risk, particularly as counterparties operating in emerging market countries frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to  the Fund.
Regulatory authorities in some emerging markets currently do not provide the Public Company Accounting Oversight Board with the ability to inspect public accounting firms as required by U.S. law, including sufficient access to inspect audit work papers and practices, or otherwise do not cooperate with U.S. regulators, which potentially could expose investors to significant risks.
Legal Systems: Investments in emerging market countries may be affected by the lack, or relatively early development, of legal structures governing private and foreign investments and private property. Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. Many emerging market countries have little experience with the corporate form of business organization and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context. The organizational structures of certain issuers in emerging markets may limit investor rights and recourse.
The  Fund may encounter substantial difficulties in obtaining and enforcing judgments against individuals and companies located in certain emerging market countries, either individually or in combination with other shareholders. It may be difficult or impossible to obtain or enforce legislation or remedies against governments, their agencies and sponsored entities. Additionally, in certain emerging market countries, fraud, corruption and attempts at market manipulation may be more prevalent than in developed market countries. Shareholder claims that are common in the U.S. and are generally viewed as determining misconduct, including class action securities law and fraud claims, generally are difficult or impossible to pursue as a matter of law or practicality in many emerging markets.
The laws in certain countries with emerging capital markets may be based upon or be highly influenced by religious codes or rules. The interpretation of how these laws apply to certain investments may change over time, which could have a negative impact on those investments and  the Fund.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict,

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but could be significant. Any such disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia’s economy and Russian issuers of securities in which the Fund invests. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Russian government or Russian companies, may impact Russia’s economy and Russian issuers of securities in which the Fund invests. Actual and threatened responses to such military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and may likely have collateral impacts on such sectors globally, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to Russian issuers or issuers in other countries affected by the invasion.
Governments in the United States and many other countries (collectively, the “Sanctioning Bodies”) have imposed economic sanctions, which can consist of prohibiting certain securities trades, certain private transactions in the energy sector, asset freezes and prohibition of all business, against certain Russian individuals, including politicians, and Russian corporate and banking entities. The Sanctioning Bodies, or others, could also institute broader sanctions on Russia, including banning Russia from global payments systems that facilitate cross-border payments. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of the Fund to buy, sell, receive or deliver those securities and/or assets. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities.

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European Securities. The Fund’s performance may be affected by political, social and economic conditions in Europe, such as the growth of the economic output (the gross national product of the countries in the region), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries, interest rates in European countries, monetary exchange rates between European countries, and conflict between European countries.
The Economic and Monetary Union (“EMU”) of the European Union (“EU”) is comprised of EU members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies and is subject to fiscal and monetary controls. The EMU requires Eurozone countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, fiscal and monetary controls, and other factors. Although the EMU has adopted a common currency and central bank, there is no fiscal union; therefore, money does not automatically flow from countries with surpluses to those with deficits. These restrictions and characteristics may limit the ability of EMU member countries to implement monetary policy to address regional economic conditions and significantly impact every European country and their economic partners, including those countries that are not members of the EMU. In addition, those EU member states that are not currently in the Eurozone (Bulgaria, the Czech Republic, Denmark, Hungary, Poland, Romania, and Sweden), excluding Denmark, are required to seek to comply with convergence criteria to permit entry to the Eurozone. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Decreasing imports or exports, changes in governmental or other regulations on trade, changes in the exchange rate of the euro or other European currency, the threat of default or actual default by one or more EU member countries, or other European countries, on its sovereign debt, and/or an economic recession in one or more European countries may have a significant adverse effect on the economies of other European countries and major trading partners outside Europe.
The European financial markets have experienced and may continue to experience volatility and adverse trends due to concerns relating to economic downturns; rising government debt levels and national unemployment; the possible default of government debt in several European countries; public health crises; political unrest; economic sanctions; inflation; energy crises; the future of the euro as a common currency; and war and military conflict, such as the Russian invasion of Ukraine. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. Responses to financial problems by European governments, central banks, and others, including austerity measures and other reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or may have unintended consequences. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect the Fund’s investments. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching. Many European nations are susceptible to economic risks associated with high levels of debt. Non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts, and other issuers have faced difficulties obtaining credit or refinancing existing obligations. A default or debt restructuring by any European country could adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in other countries. Such a default or debt restructuring could affect exposures to other European countries and their financial companies as well. Further defaults on, or restructurings of, the debt of governments or other entities could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, issuers may face difficulties obtaining credit or refinancing existing obligations; financial institutions may require government or central bank support, or need to raise capital, and/or be impaired in their ability to extend credit. Furthermore, certain European countries have had to accept assistance from supranational agencies such as the International Monetary Fund, the European Stability Mechanism or others. The European Central Bank has also intervened to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. There can be no assurance that any creditors or supranational agencies will continue to intervene or provide further assistance, and markets may react adversely to any expected reduction in the financial support provided by these creditors. Certain European countries have also developed increasingly strained relationships with the U.S., and if these relationships were to worsen, they could adversely affect European issuers that rely on the U.S. for trade.
In addition, the national politics of European countries have been unpredictable and subject to influence by disruptive political groups, ideologies, and polarizing political events such as the conflict between Israel and Hamas. Secessionist movements, as well as government or other responses to such movements, may create instability and uncertainty in a country or region. European governments may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment

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losses. The occurrence of terrorist incidents throughout Europe and in the Middle East also could impact financial markets, as could military conflicts. For example, Houthi attacks on commercial shipping in the Red Sea and Gulf of Aden, and retaliatory action, may disrupt supply chains and cause difficulties for impacted businesses, including those that wish to ship goods through that route. The impact of these kinds of events could be significant and far-reaching and materially impact the value and liquidity of the Fund’s investments. Russia’s war with Ukraine has negatively impacted European economic activity. The Russia/Ukraine war and Russia’s response to sanctions imposed by the U.S. and other countries are impossible to predict, but have severely impacted the performance of the economies of European and other countries, including through adverse effects to global financial and energy markets, global supply chains and global growth, and consequential inflation. Investments in companies with contractual relationships with Russian counterparties, or with significant operations and/or assets in Russia could be adversely impacted by the new legal, political, and regulatory environment, whether by increased costs or the termination of business plans or operations due to sanctions. Various companies operating in Russia, or with Russian counterparties, have faced difficulties enforcing Russian debts or contractual reliefs due to the Russian court’s hostility towards European companies in response to sanctions.
Certain countries have applied to become new member countries of the EU, and these candidate countries’ accessions may become more controversial to the existing EU members. Some member states may repudiate certain candidate countries joining the EU due to concerns about the possible economic, immigration and cultural implications. Certain other countries have applied to join or, in the case of Finland and Sweden, have recently joined, the North Atlantic Treaty Organization (“NATO”). Russia is understood to oppose certain expansions, or potential expansions, of NATO and the EU, and its reaction to such developments could negatively impact European economic activity. The United Kingdom withdrew from the European Union on January 31, 2020 and entered into a transition period, which ended on December 31, 2020. The longer-term economic, legal, and political framework between the United Kingdom and the EU is still developing and may lead to ongoing political and economic uncertainty in the United Kingdom, Europe, and the global market. Investments in companies with significant operations and/or assets in the United Kingdom could be adversely impacted by the new legal, political, and regulatory environment, whether by increased costs or impediments to the implementation of business plans. The uncertainty resulting from any further exits from the EU, or the possibility of such exits, would also be likely to cause market disruption in the EU and more broadly across the global economy, as well as introduce further legal, political, and regulatory uncertainty in Europe.

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United Kingdom Securities. Exposure to issuers located in, or with economic ties to, the United Kingdom, could expose the Fund to risks associated with investments in the United Kingdom to a greater extent than more geographically diverse funds, including regulatory, political, currency, security, and economic risks specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the United Kingdom economy may be impacted by changes to the economic condition of the United States and other European countries.
On December 31, 2020, the United Kingdom left the European Union in an event commonly referred to as “Brexit.” The United Kingdom and the European Union then reached a trade agreement that became effective on May 1, 2021, after being ratified by all applicable United Kingdom and European Union governmental bodies. Until the economic effects of Brexit become clearer, and while a period of political, regulatory and commercial uncertainty continues, there remains a risk that Brexit may have a negative impact on the United Kingdom, the broader global economy, or the value of the British pound sterling, any of which may impact the value of Fund investments.
The United Kingdom’s economy relies heavily on the export of financial services to the United States and other European countries. At the end of March 2021, the UK and the European Union concluded technical discussions on the content of a Memorandum of Understanding on financial services, setting out how the UK and EU financial services regulators will co-operate and share information. The implementation of this legal framework and basis of co-operation remains to be seen, and so the period following the United Kingdom’s withdrawal from the European Union is expected to be one of significant political and economic uncertainty, particularly until the United Kingdom government and EU member states agree and implement the terms of the United Kingdom’s future relationship with the European Union.
Although the sub-advisor may hedge Fund currency exposures back to the U.S. dollar, a depreciation of the British pound sterling and/or the Euro in relation to the U.S. dollar as a result of Brexit could adversely affect Fund investments denominated in British pound sterling or Euros that are not fully hedged regardless of the performance of the underlying issuer.

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Pacific Basin Securities. The Pacific Basin geographic region includes many Asian countries bordering the Pacific Rim as well as Australia and New Zealand. Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things, (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the Pacific Basin geographic region has historically been prone to natural disasters. The occurrence of a natural disaster in the region, including the subsequent recovery, could negatively impact the economy of any country in the region. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain Asian countries, as do environmental problems.

The economies of most Pacific Basin countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the  U.S., Japan, China and the EU. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Pacific Basin countries. The economies of certain Pacific Basin countries may depend to a significant degree upon only a few industries and/or exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors. In addition, certain developing Asian countries, such as the Philippines and India, are especially large debtors to commercial banks and foreign governments. Many of the Pacific Basin economies may be intertwined, so an economic downturn in one country may result in, or be accompanied by, an economic downturn in other countries in the region. Furthermore, many of the Pacific Basin economies are characterized by high inflation, underdeveloped financial services sectors, heavy reliance on international trade, frequent currency fluctuations, devaluations, or restrictions, political and social instability, and less efficient markets.

The securities markets in Pacific Basin countries are substantially smaller, less liquid and more volatile than the major securities markets in the U.S.,

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and some of the stock exchanges in the region are in the early stages of their development, as compared to the stock exchanges in the U.S. Equity securities of many companies in the region may be less liquid and more volatile than equity securities of U.S. companies of comparable size. Additionally, many companies traded on stock exchanges in the region are smaller and less seasoned than companies whose securities are traded on stock exchanges in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Fund. In some countries, there is no established secondary market for securities. Therefore, liquidity of securities may be generally low and transaction costs generally high. Similarly, volume and liquidity in the Pacific Basin bond markets are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Pacific Basin securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in the region may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the region’s securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

The legal systems in certain developing market Pacific Basin countries also may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain Pacific Basin countries. Similarly, the rights of investors in Pacific Basin companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a Pacific Basin country.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Pacific Basin countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Fund’s assets denominated in those currencies. Certain developing economies in the Pacific Basin region have experienced currency fluctuations, devaluations, and restrictions; unstable employment rates; rapid fluctuation in, among other things, inflation and reliance on exports; and less efficient markets. Currency fluctuations or devaluations in any one country can have a significant effect on the entire Pacific Basin region. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will likely decrease the value of the Fund’s investments. Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals of the relevant country. There can be no assurance that the Fund will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to the Fund’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

Growth Companies — Growth companies are those that are expected to have the potential for above-average or rapid growth. Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met or earnings decrease, the prices of these securities may decline, sometimes sharply, even if earnings showed an absolute increase. The Fund’s investments in growth companies may be more sensitive to company earnings and more volatile than the market in general primarily because their stock prices are based heavily on future expectations. If an assessment of the prospects for a company’s growth is incorrect, then the price of the company’s stock may fall or not approach the value placed on it. Growth company securities may lack the dividend yield that can cushion prices in market downturns. Growth companies may have limited operating histories and greater business risks, and their potential for profitability may be dependent on regulatory approval of their products or regulatory developments affecting certain sectors, which could have an adverse impact upon growth companies’ future growth and profitability. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s growth style could cause it to underperform funds that use a value or non-growth approach to investing or have a broader investment style.
Illiquid and Restricted Securities — Generally, an illiquid asset is an asset that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days.
Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Such securities include those sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act, and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act (“Section 4(a)(2) securities”). Such securities are restricted as to disposition under the federal securities laws, and generally, are sold to institutional investors, such as the Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.
A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. Rule 144A under the Securities Act is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers are uninterested in purchasing restricted securities, the Fund’s investment in such securities could have the effect of reducing the Fund’s liquidity. A determination could be made that certain securities qualified for trading under Rule 144A are liquid.
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Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity. In addition, the Fund may get only limited information about an issuer of such a security, so it may be less able to predict a loss. The Fund also might have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing the Fund’s NAV.
Issuer Risk — The value of an investment may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.
Large-Capitalization Companies Risk — The securities of large market capitalization companies may underperform other segments of the market, in some cases, for extended periods of time. Such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes, and, at times, such companies may be out of favor with investors. Large market capitalization companies generally are expected to be less volatile than companies with smaller market capitalizations. However, large market capitalization companies may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion, and may instead focus their competitive efforts on maintaining or expanding their market share.
Mid-Capitalization Companies Risk — Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in more established companies with larger capitalization. Since mid-capitalization companies may have limited operating history, product lines and financial resources, the securities of these companies may lack sufficient market liquidity and can be sensitive to expected changes in interest rates, borrowing costs and earnings.
Model and Data Risk — The sub-advisor relies on proprietary mathematical quantitative models (each, a “Model”) and data developed both by the sub-advisor and those supplied by third parties (collectively, “Data”). In combination, Models and Data are used to screen for potential investments and construct investment decisions. Models and Data are known to have errors, omissions, imperfections and malfunctions (collectively, “System Events”).
The sub-advisor seeks to reduce the incidence and impact of System Events, to the extent feasible, through safeguards in the overall portfolio management process. Despite such safeguards, System Events will result in, among other things, the failure to properly gather and organize available data, which may have materially adverse effects on  a Fund. System Events in third-party provided Data are generally entirely outside of the control of the sub-advisor. The research and modeling processes engaged in by the sub-advisor on behalf of  a Fund are extremely complex and involve the use of financial, economic, econometric and statistical theories, research and modeling; the results of this investment approach must then be translated into computer code. Although the sub-advisor seeks to hire individuals skilled in each of these functions and to provide appropriate levels of oversight and employ other mitigating measures and processes, the complexity of the individual tasks, the difficulty of integrating such tasks, and the limited ability to perform “real world” testing of the end product, even with simulations and similar methodologies, raise the chances that Model code may contain one or more coding errors, thus potentially resulting in a System Event and further, one or more of such coding errors could adversely affect a Fund’s investment performance.
Models rely heavily on appropriate Data inputs. However, it is impossible and impracticable to factor all relevant, available Data into forecasts, investment decisions and other parameters of the Models. The sub-advisor will use its discretion to determine what Data to gather with respect to each investment strategy and what subset of that Data the Models take into account to produce forecasts which may have an impact on ultimate investment decisions. In addition, due to the automated nature of Data gathering, the volume and depth of Data available, the complexity and often manual nature of Data cleaning, and the fact that the substantial majority of Data comes from third-party sources, it is inevitable that not all   desired and/or relevant Data will be available to, or processed by, the sub-advisor at all times. Irrespective of the merit, value and/or strength of a particular Model, it will not perform as designed if incorrect Data is fed into it which may lead to a System Event potentially subjecting  a Fund to a loss. Further, even if Data is input correctly, “model prices” anticipated by the Data through the Models may differ substantially from market prices. Where incorrect or incomplete Data is available, the sub-advisor may, and often will, continue to generate forecasts and make investment decisions based on the Data available to it. Additionally, the sub-advisor may determine that certain available Data, while potentially useful in generating forecasts and/or making investment decisions, is not cost effective to gather due to, among other factors, the technology costs or third-party vendor costs and, in such cases, the sub-advisor will not utilize such Data. The sub-advisor has full discretion to select the Data it utilizes. The sub-advisor may elect to use or may refrain from using any specific Data or type of Data in generating forecasts or making trading decisions with respect to the Models. The Data utilized in generating forecasts or making trading decisions underlying the Models may not be (i) the most accurate data available or (ii) free of errors. The Data set used in connection with the Models is limited. The foregoing risks associated with gathering, cleaning, culling and analysis of large amounts of Data are an inherent part of investing with a quantitative, process-driven, systematic adviser such as the sub-advisor.
When Models and Data prove to be incorrect, misleading or incomplete, any decisions made in reliance thereon expose  a Fund to potential losses and such losses may be compounded over time. For example, by relying on Models and Data, the sub-advisor may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. In addition, Models may incorrectly forecast future behavior, leading to potential losses. Furthermore, in unforeseen or certain low-probability scenarios (often involving a market event or disruption of some kind), Models may produce unexpected results which may or may not be System Events. Errors in Models and Data are often extremely difficult to detect, and, in the case of Models, the difficulty of detecting System Events may be exacerbated by the lack of design documents or specifications. Regardless of how difficult their detection appears in retrospect, some System Events may go undetected for long periods of time and some may never be detected. When a System Event is detected, a review and analysis of the circumstances that may have caused a reported System Event will be completed. Following this review, the sub-advisor in its sole discretion may choose not to address or fix such System Event, and the third party software will lead to System Events known to the sub-advisor that it chooses, in its sole discretion, not to address or fix. The degradation or impact caused by these System Events can compound over time. When a System Event is detected, the sub-advisor generally will not,
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as part of the review of circumstances leading to the System Event, perform a materiality analysis on the potential impact of a System Event. The sub-advisor believes that the testing and monitoring performed on Models and the controls adopted to ensure processes are undertaken with care will enable the sub-advisor to identify and address those System Events that a prudent person managing a quantitative, systematic and computerized investment program would identify and address by correcting the underlying issue(s) giving rise to the System Events, but there is no guarantee of the success of such processes. Investors should assume that System Events and their ensuing risks and impact are an inherent part of investing with a process-driven, systematic investment manager such as the sub-advisor. Accordingly, the sub-advisor does not expect to disclose discovered System Events to the Fund or to shareholders.
Other Investment Company Securities and Exchange-Traded Products — Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.    Any such fees and expenses are reflected in the Fees and Expenses Table for the Fund in its Prospectus.   To the extent the Fund invests in investment company securities advised by the Manager, shareholders could pay fees charged by the Manager to such investment company. The Fund’s investment in securities of other investment companies, except for money market funds, is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in all investment companies in the aggregate. However, currently the Fund may exceed these limits when investing in shares of an ETF or other investment company subject to a statutory exemption or to the terms and conditions of an exemptive order from the SEC obtained by the ETF or other investment company that permits an investing fund, such as the Fund, to invest in the ETF or other investment company in excess of the limits described above. Rule 12d1-4 under the Investment Company Act and revisions to other rules permitting funds to invest in other investment companies, which are intended to streamline and enhance the regulatory framework applicable to fund of funds arrangements, took effect on January 19, 2022. While Rule 12d1-4 permits more types of fund of funds arrangements without an exemptive order, and supersedes many prior exemptive orders, it imposes new conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.
The Fund at times may invest in shares of other investment companies and exchange-traded products, which, in addition to the general risks of investments in other investment companies described above, include the following risks:

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ETFs.  The Fund may purchase shares of ETFs. ETFs trade like a common stock and passive ETFs usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. Typically,  the Fund would purchase passive ETF shares to obtain exposure to all or a portion of the stock or bond market. As a shareholder of an ETF, the Fund would be subject to its ratable share of the ETF’s expenses, including its advisory and administration expenses. An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and  the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF decline in value. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount or premium to their NAV per share; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

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Money Market Funds.  The Fund can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act, to provide liquidity or for defensive purposes.  The  Fund would invest in money market funds rather than purchasing individual short-term investments. Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund, or impose a fee of up to 2% on amounts redeemed from the money market fund.

Preferred Stock — A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership but does not have the seniority of a bond, and its participation in the issuer’s growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Because preferred stock is subordinate to bonds in the issuer’s capital structure, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer. Preferred stockholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer, and may suffer a loss of value as a result. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to the deferral of dividend payments, the non-cumulative payment of dividends (in which omitted or deferred dividends are not subsequently paid), subordination, liquidity, limited voting rights, and special redemption rights. The market prices of preferred stock are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Preferred stock also may be subject to optional or mandatory redemption provisions.
Real Estate Related Investments — The Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, REITs, and securities of corporate issuers in real estate-related industries. Adverse economic, business or political developments affecting real estate could have an effect on the value of the Fund’s investments. Investing in securities issued by real estate and real estate-related companies may subject the Fund to risks associated with the direct ownership of real estate, including the cyclical nature of real estate values, risks related to general and local economic
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conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants and extended vacancies of properties, increases in interest rates, the financial condition of tenants, buyers and sellers, the quality of maintenance, insurance, and management services, and other real estate capital market influences. Changes in interest rates, debt leverage ratios, debt maturity schedules, and the availability of credit to real estate companies may also affect the value of the Fund’s investment in real estate securities. Real estate securities are dependent upon specialized management skills at the operating company level. Such securities also have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of properties. Real estate securities are subject to heavy cash flow dependency and defaults by borrowers. An economic downturn could have an adverse effect on the real estate markets and real estate companies. In addition, if a real estate company’s properties do not generate sufficient income to meet operating expenses, including debt service, ground lease payments, tenant improvements, third party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, certain real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.
Redemption Risk — The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times at a loss or depressed value. The risk of loss is greater if redemption requests are frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to sell are illiquid. The sale of assets to meet redemption requests may create capital gains, which the Fund would then be required to distribute to shareholders. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. Additionally, during periods of heavy redemptions, the Fund may borrow funds from the interfund credit facility, or from a bank line of credit, which may increase costs. The ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities or otherwise to “make a market” in debt securities has also been reduced. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Fund’s performance.
Small-Capitalization Companies Risk — Investing in the securities of small-capitalization companies involves greater risk and the possibility of greater price volatility, which at times can be rapid and unpredictable, than investing in larger capitalization and more established companies, since smaller companies may have limited operating history, product lines, and financial resources. The securities of these companies may lack sufficient market liquidity and they can be particularly sensitive to expected changes in overall economic conditions, interest rates, borrowing costs and earnings.
Valuation Risk — This is the risk that certain securities may be valued at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain credit-linked notes and other derivatives, which may be illiquid or which may become illiquid, and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. The valuation of the Fund’s investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market or other conditions make it difficult to value certain investments, SEC rules and applicable accounting protocols may require the valuation of these investments using more subjective methods, such as fair-value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by others for the same investment. No assurance can be given that such prices accurately reflect the price the Fund would receive upon sale of a security. An investment’s valuation may differ depending on the method used for determining value. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the securities had not been fair valued or a different valuation methodology had been used. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the Fund determines its NAV.
Value Companies Risk — Value companies are subject to the risk that their intrinsic or full value may never be realized by the market, that a stock judged to be undervalued may be appropriately priced, or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s investments in value stocks may underperform growth or non-value stocks that have a broader investment style.
OTHER INVESTMENT STRATEGIES AND RISKS
In addition to the investment strategies and risks described in the Prospectus, the Fund may (except where otherwise indicated):

1	Engage in dollar rolls or purchase or sell securities on a when-issued or forward commitment basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities takes place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with

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when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued.

2	Invest in other investment companies (including affiliated investment companies) to the extent permitted by the Investment Company Act, or exemptive relief granted by the SEC.

3	Loan securities to broker-dealers or other institutional investors. Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 33¹/3% of its total assets (including the market value of collateral received). For purposes of complying with the Fund’s investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of the Fund to the extent required by law.

4	Enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired by the Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager or the sub-advisor, as applicable, attempts to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.

5	Purchase securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act. The Fund will not invest more than 15% of its net assets in Section 4(a)(2) securities and illiquid securities unless the Manager or the sub-advisor, as applicable, determines that any Section 4(a)(2) securities held by the Fund in excess of this level are liquid.

INVESTMENT RESTRICTIONS
Fundamental Investment Policies/Restrictions. The following discusses the investment policies of the Fund.
The following restrictions have been adopted by the Fund (unless otherwise indicated) and may be changed with respect to the Fund only by the majority vote of a Fund’s outstanding voting securities. “Majority of the outstanding voting securities” under the Investment Company Act and as used herein means, with respect to the Fund, the lesser of (a) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented at the shareholders’ meeting, or (b) more than 50% of the shares of the Fund.

1	The Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities or tax-exempt obligations of state or municipal governments and their political subdivisions.

2	The Fund may borrow money or issue senior securities (as defined under the Investment Company Act), except as prohibited under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3	The Fund may make loans, except as prohibited under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4	The Fund may purchase or sell commodities or real estate, except as prohibited under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5	The Fund may underwrite securities issued by other persons, except as prohibited under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6	The Fund may not purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Under the Investment Company Act, the above limitations (except the limitation on borrowings) are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected.
For purposes of the Fund’s industry concentration policy set forth above, the Manager may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Manager may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law. A large economic or market sector shall not be construed as a single industry or group of industries. The Manager currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be an “industry” subject to the 25% limitation. Thus, not more than 25% of the Fund’s total assets will be invested in securities issued by any one foreign government or supranational organization. The Fund might invest in certain securities issued by companies in a particular industry whose obligations are guaranteed by a foreign government. The Manager could consider such a company to be within the particular industry and, therefore, the Fund will invest in the securities of such a company only if it can do so under its industry concentration policy.
For purposes of the Fund’s policy relating to issuing senior securities set forth in (2) above, “senior securities” are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The Investment Company Act prohibits the Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the Fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). In the event that such asset coverage falls
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below this percentage, the Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Consistent with guidance issued by the SEC and its staff, the requisite asset coverage may vary among different types of instruments. The policy in (2) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
For purposes of the Fund’s policy relating to making loans set forth in (3) above, securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 33¹/3% of its total assets (including the market value of collateral received).
Non-Fundamental Investment Policies/Restrictions. The following non-fundamental investment policies and restrictions apply to the Fund (except where noted otherwise) and may be changed with respect to the Fund by a vote of a majority of the Board.

1	The Fund may not invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days; or

2	The Fund may not purchase securities on margin, except that (1) a Fund may obtain such short term credits as necessary for the clearance of transactions, and (2) a Fund may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.

3	The Fund may not invest in unmarketable interests in real estate limited partnerships or invest directly in real estate. For the avoidance of doubt, the foregoing policy does not prevent the Fund from, among other things, purchasing marketable securities of companies that deal in real estate or interests therein (including REITs).

4	The Fund may purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus with respect to the Fund, the other investment policies described in this SAI are not fundamental and may be changed by approval of the Trustees.
TEMPORARY OR DEFENSIVE INVESTMENTS
In times of unstable or adverse market, economic, political or other conditions, where the Manager or  the sub-advisor believes it is appropriate, and in the Fund’s best interest, the Fund can invest up to 100% in cash and other types of securities for defensive or temporary purposes. It can also hold cash or purchase these types of securities for liquidity purposes to meet cash needs due to redemptions of Fund shares, or to hold while waiting to invest cash received from purchases of Fund shares or the sale of other portfolio securities.
These temporary investments can include: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) commercial paper rated in the highest short-term category by a rating organization; (iii) domestic, Yankee and Eurodollar certificates of deposit or bankers’ acceptances of banks rated in the highest short-term category by a rating organization; (iv) any of the foregoing securities that mature in one year or less (generally known as “cash equivalents”); (v) other short-term corporate debt obligations; (vi) repurchase agreements; (vii) futures; or (viii) shares of money market funds, including funds advised by the Manager or the sub-advisor.
PORTFOLIO TURNOVER
Portfolio turnover is a measure of trading activity in a portfolio of securities, usually calculated over a period of one year. The rate is calculated by dividing the lesser amount of purchases or sales of securities by the average amount of securities held over the period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover can increase the Fund’s transaction costs and generate additional capital gains or losses.
Portfolio turnover may vary significantly from year to year due to a variety of factors, including fluctuating volume of shareholder purchase and redemption orders, market conditions, investment strategy changes, and/or changes in the sub-advisor’s investment outlook.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Fund publicly discloses portfolio holdings information as follows:

1	a complete list of holdings for the Fund on an annual and semi-annual basis within seventy days of the end of each fiscal period in publicly available filings of Form N-CSR with the SEC (available on the SEC’s website at www.sec.gov) and on the Fund’s website (www.americanbeaconfunds.com);

2	a complete list of holdings for the Fund as of the end of each fiscal quarter in publicly available filings of Form N-PORT with the SEC within sixty days of the end of the fiscal quarter (available on the SEC’s website at www.sec.gov);

3	a complete list of holdings for the Fund as of the end of each calendar quarter on the Funds’ website (www.americanbeaconfunds.com) approximately sixty days after the end of the calendar quarter; and

4	ten largest holdings for the Fund as of the end of each calendar quarter on the Funds’ website (www.americanbeaconfunds.com) and in sales materials approximately fifteen days after the end of the calendar quarter.

Public disclosure of the Fund’s holdings on the website and in sales materials may be delayed when an investment manager informs the Fund that such disclosure could be harmful to the Fund. In addition, individual holdings may be omitted from website and sales material disclosure, when such omission is deemed to be in the Fund’s best interest. Disclosure of the Fund’s ten largest holdings may exclude U.S. Treasury securities and cash equivalent assets, although such holdings will be included in the Fund’s complete list of holdings.
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Disclosure of Nonpublic Holdings
Occasionally, certain interested parties — including individual investors, institutional investors, intermediaries that distribute shares of the Fund, third-party service providers, rating and ranking organizations, and others — may request portfolio holdings information that has not yet been publicly disclosed by the Fund. The Fund’s policy is to control the disclosure of nonpublic portfolio holdings information in an attempt to prevent parties from utilizing such information to engage in trading activity harmful to Fund shareholders. To this end, the Board has adopted a Holdings Policy. The purpose of the Holdings Policy is to define those interested parties who are authorized to receive nonpublic portfolio holdings information on a selective basis and to set forth conditions upon which such information may be provided. In general, nonpublic portfolio holdings may be disclosed on a selective basis only when it is determined that: (i) there is a legitimate business purpose for the information; (ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) disclosure is in the best interests of Fund shareholders. The Holdings Policy does not restrict the Fund from disclosing that a particular security is not a holding of the Fund. The Holdings Policy is summarized below.
A variety of third-party service providers require access to Fund holdings to provide services to the Fund or to assist the Manager and the sub-advisor in managing the Fund (“service providers”). The service providers have a duty to keep the Fund’s nonpublic information confidential either through written contractual arrangements with the Fund (or another Fund service provider) or by the nature of their role with respect to the Fund (or the service provider). The Fund has determined that disclosure of nonpublic holdings information to service providers fulfills a legitimate business purpose and is in the best interest of shareholders. In addition, the Fund has determined that disclosure of nonpublic holdings information to members of the  Board  fulfills a legitimate business purpose, is in the best interest of Fund shareholders, and each Trustee is subject to a duty of confidentiality.
The Fund has ongoing  arrangements to provide nonpublic holdings information to the following service providers whose affiliates may also have access to such information:

Service Provider	Service	Holdings Access
Manager	Investment management and administrator	Complete list on intraday basis with no lag
Sub-Advisor	Investment management	Holdings under sub-advisor’s management on intraday basis with no lag
State Street Bank and Trust Co. (“State Street”) and its designated foreign sub-custodians
Securities lending agent for Funds that participate in securities lending, Funds’ custodian and foreign custody manager, sub-administrator, fund administration service provider, and foreign sub-custodian
Complete list on intraday basis with no lag
PricewaterhouseCoopers LLP	Fund’s independent registered public accounting firm	Complete list on annual basis with no lag
Bloomberg, L.P.	Performance and portfolio analytics reporting	Complete list on daily basis with no lag
FactSet Research Systems, Inc.	Performance and portfolio analytics reporting for the Manager	Complete list on daily basis with no lag
KPMG International	Service provider to State Street	Complete list on annual basis with lag
Kurtosys	Service Provider to the Manager	Partial list on a periodic basis with lag
Certain third parties are provided with nonpublic holdings information (either complete or partial lists) by the Manager or another service provider on an ad hoc basis in the ordinary course of business. These third parties include: broker-dealers, prospective sub-advisors, borrowers of the Fund’s portfolio securities, pricing services, legal counsel, and issuers (or their agents). Broker-dealers utilized by the Fund in the process of purchasing and selling portfolio securities or providing market quotations receive limited holdings information on a current basis with no lag. The Manager provides current holdings to investment managers being considered for appointment as a sub-advisor to the Fund. If the Fund participates in securities lending activities, potential borrowers of the Fund’s securities receive information pertaining to the Fund’s securities available for loan. Such information is provided on a current basis with no lag. The Fund utilizes various pricing services to supply market quotations and evaluated prices to State Street. State Street and the Manager may disclose current nonpublic holdings to those pricing services. The Manager or sub-advisor may provide holdings information to legal counsel when seeking advice regarding those holdings. From time to time, an issuer (or its agent) may contact the Fund requesting confirmation of ownership of the issuer’s securities. Such holdings information is provided to the issuer (or its agent) as of the date requested. The Fund does not have written contractual arrangements with these third parties regarding the confidentiality of the holdings information. However, the Fund would not continue to utilize a third party that the Manager determined to have misused nonpublic holdings information.
The Fund has ongoing arrangements to provide periodic holdings information to certain organizations that publish ratings and/or rankings for the Fund or that redistribute the Fund’s holdings to financial intermediaries to facilitate their analysis of the Fund. The Fund has determined that disclosure of holdings information to such organizations fulfills a legitimate business purpose and is in the best interest of shareholders, as it provides existing and potential shareholders with an independent basis for evaluating the Fund in comparison to other mutual funds. As of the date of this SAI, all such organizations receive holdings information after it has been made public on the Fund’s website.
No compensation or other consideration may be paid to the Fund, the Fund’s service providers, or any other party in connection with the disclosure of portfolio holdings information.
Under the Holdings Policy, disclosure of nonpublic portfolio holdings information to parties other than those discussed above must meet all of the following conditions:
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1	Recipients of portfolio holdings information must agree in writing to keep the information confidential until it has been posted to the Fund’s website and not to trade based on the information;

2	Holdings may only be disclosed as of a month-end date;

3	No compensation may be paid to the Fund, the Manager or any other party in connection with the disclosure of information about portfolio securities; and

4	A member of the Manager’s Compliance staff must approve requests for nonpublic holdings information.

In determining whether to approve a request for portfolio holdings disclosure by the Manager, Compliance staff generally considers the type of requestor and its relationship to the Fund, the stated reason for the request, any historical pattern of requests from that same individual or entity, the style and strategy of the Fund for which holdings have been requested (e.g., passive versus active management), whether the Fund is managed by one or multiple investment managers, and any other factors it deems relevant. Any potential conflicts between shareholders and affiliated persons of the Fund that arise as a result of a request for portfolio holdings information shall be decided by the Manager in the best interests of shareholders. However, if a conflict exists between the interests of shareholders and the Manager, the Manager may present the details of the request to the Board for a determination to either approve or deny the request. On a quarterly basis, the Manager will prepare a report for the Board outlining any instances of disclosures of nonpublic holdings during the period that did not comply with the Holdings Policy. The Compliance staff generally determines whether a historical pattern of requests by the same individual or entity constitutes an “ongoing arrangement” and should be disclosed in the Fund’s SAI.
The Manager and the sub-advisor(s) to the Fund may manage substantially similar portfolios for clients other than the Fund. Those other clients may receive and publicly disclose their portfolio holdings information prior to public disclosure by the Fund. The Holdings Policy is not intended to limit the Manager or the sub-advisor(s) from making such disclosures to their clients.
LENDING OF PORTFOLIO SECURITIES
The  Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the beneficial owner of the loaned securities and continues to be entitled to payments in amounts approximately equal to the interest, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The  Fund does not have the right to vote on securities while they are on loan. However, it is the Fund’s policy to attempt to terminate loans in time to vote those proxies that the Fund determines are material to its interests. Loans of portfolio securities may not exceed 33¹/3% of the value of the Fund’s total assets (including the value of all assets received as collateral for the loan). The Fund will receive collateral consisting of cash in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, approved bank letters of credit, or other forms of collateral that are permitted by the SEC for registered investment companies, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of cash, the Fund will reinvest the cash and may pay the borrower a pre-negotiated fee or “rebate” for the use of that cash collateral. Under the terms of the securities loan agreement between the Fund and State Street, its securities lending agent, State Street indemnifies the Fund  for certain losses resulting from a borrower default. However, should the borrower of the securities fail financially,  the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund seeks to minimize this risk by normally limiting the investment of cash collateral to registered money market funds, including money market funds advised by the Manager that invest in U.S. Government and agency securities.
For all funds that engage in securities lending, the Manager receives compensation for administrative and oversight functions with respect to securities lending, including oversight of the securities lending agent. The amount of such compensation depends on the income generated by the loan of the securities.
As of the date of this SAI, the Fund intends to engage in securities lending activities. Because the Fund had not commenced operations prior to the date of this SAI, no securities lending fees have been paid.
TRUSTEES AND OFFICERS OF THE TRUST
The Board of Trustees
The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Fund, which includes the general oversight and review of the Fund’s investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts as well as the stated policies of the Fund. The Board oversees the Trust’s officers and service providers, including American Beacon, which is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including American Beacon’s investment personnel and the Trust’s CCO. The Board also is assisted by the Trust’s independent registered public accounting firm (which reports directly to the Trust’s Audit and Compliance Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.
Risk Oversight
Consistent with its responsibility for oversight of the Trust and the Fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the Fund. American Beacon, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management for the Fund. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below)
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and through the Board members who are not “interested persons” of the Trust as defined in Section 2(a)(19) of the Investment Company Act (“Independent Trustees”). The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Fund.
In general, the Fund’s risks include, among others, investment risk, credit risk, liquidity risk, securities selection risk and valuation risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Fund. In addition, under the general oversight of the Board, American Beacon, the Fund’s investment adviser, and other service providers to the Fund have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. Further, American Beacon as manager of the Fund oversees and regularly monitors the investments, operations and compliance of the Fund’s investment advisers.
The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, and senior officers of American Beacon, and the Fund’s CCO regularly report to the Board on a range of matters, including those relating to risk management. The Board and the Investment Committee also regularly receive reports from American Beacon with respect to the investments, securities trading and securities lending activities of the Fund, as applicable. In addition to regular reports from American Beacon, the Board also receives reports regarding other service providers to the Trust, either directly or through American Beacon or the Fund’s CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Fund’s CCO regarding the effectiveness of the Fund’s compliance program. Also, typically on an annual basis, the Board receives reports, presentations and other information from American Beacon in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with American Beacon and the Trust’s distribution plans under Rule 12b-1 under the Investment Company Act.
Senior officers of the Trust and American Beacon also report regularly to the Audit and Compliance Committee on Fund valuation matters and on the Trust’s internal controls and accounting and financial reporting policies and practices. In addition, the Audit and Compliance Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Audit and Compliance Committee meets with the Fund’s CCO to discuss matters relating to the Fund’s compliance program.
Board Structure and Related Matters
Independent Trustees constitute at least three-quarters of the Board. Douglas A. Lindgren, an Independent Trustee, serves as Independent Chair of the Board. The Independent Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel to the Fund. The Independent Chair shall perform such other duties as the Board may from time to time determine.
The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the responsibilities of that committee. The Board has established three standing committees: the Audit and Compliance Committee, the Investment Committee and the Nominating and Governance Committee. For example, the Investment Committee is responsible for oversight of the process, typically performed annually, by which the Board considers and approves the Fund’s investment advisory agreement with American Beacon, while specific matters related to oversight of the Fund’s independent auditors have been delegated by the Board to its Audit and Compliance Committee, subject to approval of the Audit and Compliance Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below.
The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the funds in the Trust, the number of series of the American Beacon Funds Complex overseen by the Board, the arrangements for the conduct of the Fund’s operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Funds in the complex.
The Trust is part of the American Beacon Funds Complex, which is comprised of 26  series within the American Beacon Funds, 1  series within the American Beacon Institutional Funds Trust, and  3  series within the American Beacon Select Funds. The same persons who constitute the Board of the Trust also constitute the Board of the American Beacon Institutional Funds Trust and the American Beacon Select Funds and each Trustee oversees the Trusts’ combined 30 series.
The Board holds five (5) regularly scheduled meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.
The Trustees of the Trust are identified in the tables below, which provide information as to their principal business occupations and directorships held during the last five years and certain other information. Subject to the Trustee Retirement Plan described below, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The address of each Trustee listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee serves for an indefinite term or until his or her removal, resignation, or retirement.*
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Name and Year of Birth*	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
INTERESTED TRUSTEE
Eugene J. Duffy (1954)**	Trustee since 2008	Trustee since 2017
Global Investment Management Distribution, Mesirow Financial Administrative Corporation: Managing Director (2016-Present);American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021);American Beacon Apollo Total Return Fund: Trustee (2018–2021)

NON-INTERESTED TRUSTEES
Gilbert G. Alvarado (1969)	Trustee since 2015	Trustee since 2017
The Conrad Prebys Foundation: President, SJVIIF, LLC, Impact Investment Fund: Chief Financial Officer (2022-Present) (2018-2022);Kura MD, Inc. (local telehealth organization): Director (2015-2017);Sierra Health Foundation (health conversion private foundation): Executive Vice President & CCO (2022);Sierra Health Foundation (health conversion private foundation): Senior Vice President & CFO (2006-2022);Sierra Health Foundation: Center for Health Program Management (California public benefit corporation): Executive Vice President & CFO (2022);Sierra Health Foundation: Center for Health Program Management (California public benefit corporation): Senior Vice President & CFO (2012-2022);American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021);American Beacon Apollo Total Return Fund: Trustee (2018–2021).

Joseph B. Armes (1962)	Trustee since 2015	Trustee since 2017
Switchback Energy Acquisition: Director (2019-2021);CSW Industrials f/k/a Capital Southwest Corporation (investment company): Chairman & CEO (2015-Present);JBA Investment Partners (family investment vehicle): President & CEO (2010-Present);American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021);American Beacon Apollo Total Return Fund: Trustee (2018–2021).

Gerard J. Arpey (1958)	Trustee since 2012	Trustee since 2017
Emerald Creek Group (private equity firm): Partner (2011-Present); S.C. Johnson & Son, Inc. (privately held company): Director (2008-present);
The Home Depot, Inc.: Director (2015-Present);
American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021);
American Beacon Apollo Total Return Fund: Trustee (2018–2021).

Claudia A. Holz (1957)	Trustee since 2018	Trustee since 2018
Blue Owl Capital, Inc.: Independent Director (2021-Present);KPMG LLP: Partner (1990–2017);American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021);American Beacon Apollo Total Return Fund: Trustee (2018–2021)

Douglas A. Lindgren (1961)	Chair since 2025 Trustee since 2018	Chair since 2025 Trustee since 2018
JLL Income Property Trust: Director (2022-Present);Carne Global Financial Services: CEO North America (2016-2017);Carne Financial Services: Consultant (2017-2019);UBS Wealth Management: Managing Director, IPS Investment Management and Global Head, Content Management (2010-2016);American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021);American Beacon Apollo Total Return Fund: Trustee (2018–2021).

Barbara J. McKenna (1963)	Trustee since 2012	Trustee since 2017
Longfellow Investment Management Company: President and Managing Principal (2005-Present, President since 2009);External Diversity Council of the Federal Reserve Bank of Boston: Member (2021-2023);United States Tennis Association: Board Advisor (2021-Present);American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021);American Beacon Apollo Total Return Fund: Trustee (2018–2021).

*	The Board has adopted a retirement policy that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.
**	Mr. Duffy is deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.

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In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.
Gilbert G. Alvarado: Mr. Alvarado has extensive organizational management and financial experience as executive vice president and chief financial officer in public charities and private foundations, service as director of private companies and non-profit organizations, service as president of non-profit institutional investment fund, an adjunct professor for a non-profit school of management at University of San Francisco, and multiple years of service as a Trustee.
Joseph B. Armes: Mr. Armes  has extensive financial, investment and organizational management experience as chairman of the board of directors, president and chief executive officer of an investment company listed on NASDAQ, president and chief executive officer of a private family investment vehicle, chief operating officer of a private holding company for a family office, president, chief executive officer, chief financial officer and director of a special purpose acquisition company listed on the American Stock Exchange, a director and audit committee chair of an oil and gas exploration and production company listed on the New York Stock Exchange and as an officer of public companies and as a director and officer of private companies, and multiple years of service as a Trustee.
Gerard J. Arpey: Mr. Arpey has extensive organizational management, financial and international experience serving as chairman, chief executive officer, and chief financial officer of one of the largest global airlines, service as a director of public and private companies, service to several charitable organizations, and multiple years of service as a Trustee.
Eugene  J. Duffy: Mr. Duffy has extensive experience in the investment management business and organizational management experience as a member of senior management, service as a director of a bank, service as a chairman of a charitable fund and as a trustee to an association, service on the board of a private university and non-profit organization, service as chair to a financial services industry association, and multiple years of service as a Trustee.
Claudia A. Holz: Ms. Holz has extensive financial audit and organizational management experience obtained as an audit partner with a major public accounting firm for over 27 years. Prior to her retirement, she led audits of large public investment company complexes and held several management roles in the firm’s New York and national offices.
Douglas A. Lindgren: Mr. Lindgren has extensive senior management experience in the asset management industry, having overseen several organizations and numerous fund structures and having served as an Adjunct Professor of Finance at Columbia Business School.
Barbara J. McKenna: Ms. McKenna has extensive experience in the investment management industry, organizational management experience as a member of senior management, service as a director of an investment manager, member of numerous financial services industry associations, and multiple years of service as a Trustee.
Committees of the Board
The Trust has an Audit and Compliance Committee (“Audit Committee”).  The Audit Committee consists of Ms. Holz (Chair) and  Messrs. Armes  and Arpey. Mr. Lindgren, as Chair of the Board,  serves on the Audit Committee in an ex-officio non-voting capacity. As set forth in its charter, the primary purposes of the Trust’s Audit Committee are: (a) to oversee the accounting and financial reporting processes of the Trust and the  Fund and their internal controls and, as the Audit Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (c) to approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; (d) to oversee the Trust’s compliance with all regulatory obligations arising under applicable federal securities laws, rules and regulations and oversee management’s implementation and enforcement of the Trust’s compliance policies and procedures (“Compliance Program”); (e) to coordinate the Board’s oversight of the Trust’s CCO in connection with his or her implementation of the Trust’s Compliance Program; and (f) to assist the Board with the aspects of risk oversight of the Trust that are relevant to the Audit Committee, including, but not limited to, valuation, operational, and compliance risks. All members of the Audit Committee are Independent Trustees. The Audit Committee met 4  times during the fiscal year ended August 31, 2024.
The Trust has a Nominating and Governance Committee (“Nominating Committee”) that is comprised of Messrs. Arpey  (Chair),  Armes, and Lindgren. As set forth in its charter, the Nominating Committee’s primary purposes are: (a) to make recommendations regarding the nomination of non-interested Trustees to the Board; (b) to make recommendations regarding the appointment of an Independent Trustee as Chair of the Board; (c) to evaluate qualifications of potential “interested” members of the Board and Trust officers; (d) to review shareholder recommendations for nominations to fill vacancies on the Board; (e) to make recommendations to the Board for nomination for membership on all committees of the Board; (f) to consider and evaluate the structure, composition and operation of the Board; (g) to review shareholder recommendations for proposals to be submitted for consideration during a meeting of Fund shareholders; and (h) to consider and make recommendations relating to the compensation of Independent Trustees and of those officers as to whom the Board is charged with approving compensation. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Secretary of the Fund, and must otherwise comply with the Declaration of Trust and By-Laws of the Trust. The Nominating and Governance Committee met 5  times during the fiscal year ended August 31, 2024.
The Trust has an Investment Committee that is comprised of Messrs. Alvarado (Chair) and Duffy and Ms. McKenna.   Mr. Lindgren, as Chair of the Board, serves on the Investment Committee in an ex-officio non-voting capacity. As set forth in its charter, the Investment Committee’s primary purposes are: (a) to review and evaluate the short- and long-term investment performance of the Manager and each of the designated sub-advisors to the  Fund; (b) to evaluate recommendations by the Manager regarding the hiring or removal of designated sub-advisors to the Fund; (c) to review material changes recommended by the Manager to the allocation of Fund assets to a sub-advisor; (d) to review proposed changes recommended by the Manager to the investment objectives or principal investment strategies of the Fund; (e) to review proposed changes recommended by the Manager to the material provisions of the advisory agreement with a sub-advisor, including, but not limited to, changes to the provision regarding
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compensation; and (f) to assist the Board with the aspects of risk oversight of the Trust that are relevant to the Investment Committee, including, but not limited to counterparty, investment and liquidity risks. The Investment Committee met 4  times during the fiscal year ended August 31, 2024.
Trustee Ownership in the Funds
As of the calendar year ended December 31, 2024, none of the Trustees owned equity securities of the Fund. The following tables show the amount of equity securities owned in the American Beacon Funds Complex by the Trustees as of the calendar year ended December 31, 2024.

INTERESTED TRUSTEE
Duffy
Aggregate Dollar Range of Equity Securities in all Trusts (30 Funds as of December 31, 2024)	Over $100,000
NON-INTERESTED TRUSTEES
	Alvarado	Armes	Arpey	Holz	Lindgren	McKenna
Aggregate Dollar Range of Equity Securities in all Trusts (30 Funds as of December 31, 2024)	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Trustee Compensation
As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $150,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $12,000 for in-person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by videoconference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time.
For his service as Board Chair, Mr. Lindgren receives an additional annual retainer of $50,000. Although he attends several committee meetings at each quarterly Board meeting, he receives a single $2,500 fee each quarter for his attendance at the Audit Committee and Investment Committee meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

The following table shows estimated compensation (excluding reimbursements) that will be paid by the Trusts to each Trustee for the period from February 24,2025, the Fund’s commencement of operations through August 31, 2025.

Name of Trustee	Aggregate Compensation From the Trust	Total Compensation From the Trusts
INTERESTED TRUSTEE
Eugene J. Duffy	$150,720	$160,500
NON-INTERESTED TRUSTEES
Gilbert G. Alvarado	$150,720	$160,500
Joseph B. Armes	$160,580	$171,000
Gerard J. Arpey	$153,537	$163,500
Claudia A. Holz	$168,327	$179,250
Douglas A. Lindgren	$168,327	$179,250
Barbara J. McKenna	$153,537	$163,500
The Boards have adopted a Trustee Retirement Plan. The Trustee Retirement Plan provides that a Trustee who has served on the Boards prior to September 12, 2008, and who has reached a mandatory retirement age established by the Board (currently 75) is eligible to elect Trustee Emeritus status (“Eligible Trustees”). Eligible Trustees who have served on the Board of one or more Trusts for at least five years may elect to retire from the Board at an earlier age and immediately assume Trustee Emeritus status. The Board has determined that, other than the Trustee Retirement Plan established for Eligible Trustees, no other retirement benefits will accrue for current or future Trustees. None of the current Trustees are Eligible Trustees.
Each Eligible Trustee and his or her spouse (or designated companion) may receive annual flight benefits from the Trusts of up to $40,000 combined, on a tax-grossed up basis, on American Airlines (a subsidiary of the Manager’s former parent company) for a maximum period of 10 years, depending upon length of service prior to September 12, 2008. Eligible Trustees may opt to receive instead an annual retainer of $20,000 from the Trusts in lieu of flight benefits. No retirement benefits are accrued for Board service after September 12, 2008.
A Trustee Emeritus must be reasonably available to provide advice, counseling and assistance to the Trustees and American Beacon as needed, as agreed to from time to time by the parties involved; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the  Fund. Currently, four individuals who retired from the Board and accrued retirement benefits for periods prior to
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September 12, 2008, have assumed Trustee Emeritus status. Three individuals and their spouses receive annual flight benefits of up to $40,000 combined, on a tax-grossed up basis, on American Airlines. One individual receives an annual retainer of $20,000 from the Trusts in lieu of flight benefits.
Principal Officers of the Trust
The Officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the Officers of the Trust, their ages, their business address and their principal occupations and directorships during the past five years are as set forth below. The address of each Officer is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Officer serves for a term of one year or until his or her resignation, retirement, or removal. Each Officer has and continues to hold the same position with the American Beacon Funds, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust.

Name and Year of Birth	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
OFFICERS
Gregory Stumm (1981)	President since June 2024 Vice President 2022-2024	President since June 2024 Vice President 2022-2024
American Beacon Advisors, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present), Senior Vice President (2022-2024)
National Investment Services of America, LLC: Director (2024-Present)
Resolute Acquisition, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present), Senior Vice President (2022-2024)
Resolute  Topco, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present)
Resolute Investment Managers, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024 -Present), Senior Vice President (2022-2024)
Resolute Investment Services, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present), Senior Vice President, (2022-2024)
Resolute Investment Distributors, Inc.: President (2024-Present), Chief Executive Officer (2024-Present), Director (2022-Present), Senior Vice President (2022-2024)
RSW Investments Holdings LLC: Director (2024-Present)
Shapiro Capital Management, LLC: Director (2024-Present)
SSI Investment Management, LLC: Director (2024-Present)

Rosemary K. Behan (1959)	Vice President, Secretary and Chief Legal Officer since 2006	Vice President, Secretary and Chief Legal Officer since 2017
Alpha Quant Advisors, LLC: Secretary and General Counsel (2016-2020)
American Beacon Advisors, Inc.:  Senior Vice President (2021-Present), Vice President (2006-2021), Secretary and General Counsel (2006-Present)
American Beacon Apollo Total Return Fund: Vice President, Secretary, and Chief Legal Officer (2018-2021)
American Beacon Cayman Managed Futures Strategy Fund, Ltd.: Secretary (2014-Present)
American Beacon Cayman Multi-Alternatives Company, Ltd.:  Secretary (2023-Present)
American Beacon Cayman TargetRisk Company, Ltd: Secretary (2018-Present)
American Beacon Cayman Trend Company, Ltd.:  Secretary (2023-Present)
American Beacon Sound Point Enhanced Income Fund:  Vice President, Secretary, and Chief Legal Officer (2018-2021)American Private Equity Management, LLC: Secretary (2008-2024)Continuous Capital, LLC: Vice President and Secretary (2018-2022)Green Harvest Asset Management, LLC: Secretary (2019-2021)Resolute Acquisition, Inc.:  Secretary (2015-Present)
Resolute Investment Distributors, Inc.: Secretary (2017-Present)
Resolute Investment Holdings, LLC: Secretary (2015-Present)Resolute Investment Managers, Inc.: Senior Vice President (2021-Present), Vice President (2015-2021), Secretary and General Counsel (2015-Present)
Resolute Investment Services, Inc.:  Senior Vice President (2021-Present), Vice President (2017-2021), Secretary and General Counsel (2017-Present)
Resolute Topco, Inc.: Secretary (2015-Present)

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Name and Year of Birth	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
Paul B. Cavazos (1969)	Vice President since 2016	Vice President since 2017
American Beacon Advisors, Inc.: Chief Investment Officer and Senior Vice President (2016-Present)
American Beacon Apollo Total Return Fund: Vice President (2018-2021)
American Beacon Sound Point Enhanced Income Fund:  Vice President (2018-2021)
American Private Equity Management,  L.L.C.: Vice President (2017-2024)

Emily P. Dowden (1980)	Vice President since 2024	Vice President since 2024
American Beacon Advisors, Inc.: Vice President (2024-Present)
Resolute Investment Managers, Inc.: Vice President (2024-Present)
Resolute Investment Services, Inc.: Vice President (2024-Present)
Westwood Management:  Vice President (2022-2024), (2018-2020)

Terri L. McKinney (1963)	Vice President since 2010	Vice President since 2017
Alpha  Quant Advisors, LLC: Vice President (2016-2020)
American Beacon Advisors, Inc.:  Senior Vice President, (2021-Present) Vice President, (2009-2021)
American Beacon Apollo Total Return Fund: Vice President (2018-2021)
American Beacon Sound Point Enhanced Income Fund: Vice President (2018-2021)
Continuous Capital, LLC:  Vice President (2018-2022)
Resolute Investment Managers, Inc.:  Senior Vice President (2021-Present), Vice President (2017-2021)
Resolute Investment Services, Inc.:  Senior Vice President (2021-Present), Vice President (2018-2021)
Resolute Investment Distributors, Inc.:Director (2024-Present), Vice President (2024-Present)

Samuel J. Silver (1963)	Vice President since 2011	Vice President since 2017
American Beacon Advisors, Inc.:  Vice President (2011-Present), Chief Fixed Income Officer (2016-Present)
American Beacon Apollo Total Return Fund: Vice President (2018-2021)
American Beacon Sound Point Enhanced Income Fund:  Vice President (2018-2021)

Rebecca L. Harris (1966)	Vice President 2022-May 2024, June 2024-Present President May 2024-June 2024 Assistant Secretary 2010-2022	Vice President 2022-2024, June 2024-Present President May 2024-June 2024 Assistant Secretary 2017-2022
Alpha Quant Advisors, LLC.: Vice President (2016-2020)
American Beacon Advisors, Inc.: Chief Operating Officer (June 2024-Present), Senior Vice President (2021-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024), Vice President (2011-2021)
American Beacon Apollo Total Return Fund: Assistant Secretary (2018-2021)
American Beacon Sound Point Enhanced Income Fund: Assistant Secretary (2018-2021)Continuous Capital, LLC: Vice President (2018-2022), Director (2022)
National Investment Services of America, LLC: Director (2022-Present)
Resolute Acquisition, Inc.: Senior Vice President (January 2024-May 2024, June 2024-Present), Director (May 2024-June 2024), President May 2024-June 2024), Chief Executive Officer (May 2024-June 2024)
Resolute Investment Managers, Inc.: Chief Operating Officer (June 2024-Present), Senior Vice President (2021-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024), Vice President (2017-2021)
Resolute Investment Services, Inc.: Senior Vice President (2021-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024), Vice President (2017-2021)
Resolute  Topco, Inc.: Senior Vice President (January 2024-May 2024, June 2024-Present), Director (May 2024-June 2024), President (May 2024-June 2024), Chief Executive Officer (May 2024-June 2024)
RSW Investments Holdings LLC: Director (2022-Present)
Shapiro Capital Management LLC: Director (2022-Present)
SSI Investment Management LLC: Director (2022-Present)

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Name and Year of Birth	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
Melinda G. Heika (1961)	Vice President since 2021	Vice President since 2021
Alpha Quant Advisors, LLC:  Treasurer and  CFO (2016-2020)
American Beacon Advisors, Inc.:  Senior Vice President (2021-Present), Treasurer and CFO (2010-Present)
American Beacon Apollo Total Return Fund:Principal Accounting Officer and Treasurer (2018-2021), Vice President (2021)
American Beacon Cayman Managed Futures Strategy Fund, Ltd.:  Director (2014-Present), Vice President (2022-Present) and Treasurer (2014-2022),
American Beacon Cayman Multi-Alternatives Company, Ltd.:  Director and Vice President (2023-Present)
American Beacon Cayman TargetRisk Company, Ltd.: Director and Vice President (2022-Present), and Treasurer (2018-2022)
American Beacon Cayman Trend Company, Ltd.: Director and Vice President (2023-Present)
American Beacon Funds: Principal Accounting Officer and Treasurer (2010-2021)
American Beacon Institutional Funds Trust:  Principal Accounting Officer and Treasurer (2017-2021)
American Beacon Select Funds: Principal Accounting Officer and Treasurer (2010-2021)
American Beacon Sound Point Enhanced Income Fund: Principal Accounting Officer and Treasurer (2018-2021), Vice President (2021)
American Private Equity Management, L.L.C.: Treasurer (2012-2024)Continuous Capital, LLC: Treasurer (2018-2022)  Resolute Acquisition, Inc.: Treasurer (2015-Present)Resolute Investment Holdings, LLC: Treasurer (2015-Present)Resolute Investment Managers, Inc.:  Senior Vice President (2021-Present), Treasurer and  CFO (2017-Present)Resolute Investment Services, Inc.:  Senior Vice President (2021-Present), Treasurer and CFO (2017-Present)
Resolute  Topco, Inc.: Treasurer (2015-Present)

Sonia L. Bates (1956)	Principal Accounting Officer and Treasurer since 2021	Principal Accounting Officer and Treasurer since 2021
American Beacon Advisors, Inc.: Assistant Treasurer (2023-Present)
American Beacon Apollo Total Return Fund:  Assistant Treasurer (2019-2021), Principal Accounting Officer and Treasurer (2021)
American Beacon Funds: Assistant Treasurer (2011-2021)
American Beacon Institutional Funds: Trust Assistant Treasurer (2017-2021)
American Beacon Cayman Managed Futures Strategy Fund, Ltd.: Treasurer (2022-Present)
American Beacon Cayman Multi-Alternatives Company, Ltd.: Treasurer (2023-Present)
American Beacon Cayman  TargetRisk Company, Ltd.:  Treasurer (2022-Present) and Assistant Treasurer (2018-2022)
American Beacon Cayman Trend Company, Ltd.: Treasurer (2023-Present)
American Beacon Select Funds: Assistant Treasurer (2011-2021)
American Beacon Sound Point Enhanced Income Fund:  Assistant Treasurer (2018-2021), Principal Accounting Officer and Treasurer (2021)
American Private Equity Management, L.L.C.: Assistant Treasurer (2012-2024)
Resolute Investment Services, Inc: Vice President, Fund and Tax Reporting (2023-Present), Director, Fund and Tax Reporting (2011-2023)

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Name and Year of Birth	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
Christina E. Sears (1971)	Chief Compliance Officer since 2004 Assistant Secretary since 1999	Chief Compliance Officer and Assistant Secretary since 2017
Alpha Quant Advisors, LLC: Chief Compliance Officer (2016-2019), Vice President (2016-2020)
American Beacon Advisors, Inc.: Chief Compliance Officer (2004-Present), Vice President (2019-Present)
American Beacon Apollo Total Return Fund: Chief Compliance Officer and Assistant Secretary (2018-2021)
American Beacon Sound Point Enhanced Income Fund:Chief Compliance Officer and Assistant Secretary (2018-2021)
American Private Equity Management, LLC: Chief Compliance Officer (2012-2024)
Continuous Capital, LLC.: Chief Compliance Officer (2018-2019), Vice President (2018-2022)
Green Harvest Asset Management, LLC: Chief Compliance Officer (2019-2021)
Resolute Investment Distributors, Inc.: Vice President (2017-Present)Resolute Investment Managers, Inc.: Vice President (2017-Present)Resolute Investment Services, Inc.: Vice President (2019-Present)RSW Investments Holdings, LLC: Chief Compliance Officer (2019-Present)Shapiro Capital Management LLC: Chief Compliance Officer (2024-Present)

Shelley L. Dyson (1969)	Assistant Treasurer since 2021	Assistant Treasurer since 2021
American Beacon Apollo Total Return Fund: Assistant Treasurer (2021)
American Beacon Cayman Managed Futures Strategy Fund, Ltd.:  Assistant Treasurer (2022-Present)
American Beacon Cayman Multi-Alternatives Company, Ltd.: Assistant Treasurer (2023-Present)
American Beacon Cayman TargetRisk Company, Ltd: Assistant Treasurer (2022-Present)
American Beacon Cayman Trend Company, Ltd.: Assistant Treasurer (2023-Present)
American Beacon Sound Point Enhanced Income Fund: Assistant Treasurer (2021)
Resolute Investment Services, Inc.: Fund Tax Director (2024-Present), Fund Tax Manager (2020-2024), Manager, Tax (2014-2020)

Shelley D. Abrahams (1974)	Assistant Secretary since 2008	Assistant Secretary since 2017
American Beacon Apollo Total Return Fund: Assistant Secretary (2018-2021)
American Beacon Cayman Managed Futures Strategy Fund, Ltd.:  Assistant Secretary (2022-Present)
American Beacon Cayman Multi-Alternatives Company, Ltd.:  Assistant Secretary (2023-Present)
American Beacon Cayman TargetRisk Company, Ltd: Assistant Secretary (2022-Present)
American Beacon Cayman Trend Company, Ltd.:  Assistant Secretary (2023-Present)
American Beacon Sound Point Enhanced Income Fund: Assistant Secretary (2018-2021)
Resolute Investment Services, Inc.: Corporate Governance Manager (2023-Present), Senior Corporate Governance & Regulatory Specialist (2020-2023), Corporate Governance & Regulatory Specialist (2017-2020)

Teresa A. Oxford (1958)	Assistant Secretary since 2015	Assistant Secretary since 2017
Alpha Quant Advisors, LLC: Assistant Secretary (2016-2020)
American Beacon Advisors, Inc.:  Deputy General Counsel (2024-Present), Assistant Secretary (2015-Present), Associate General Counsel (2015-2024)
American Beacon Apollo Total Return Fund: Assistant Secretary (2018-2021)
American Beacon Sound Point Enhanced Income Fund: Assistant Secretary (2018-2021)
Continuous Capital, LLC.: Assistant Secretary (2020-2022)
Resolute Investment Distributors, Inc.: Assistant Secretary (2018-2021), (2024-Present)
Resolute Investment Managers, Inc.:  Deputy General Counsel (2024-Present), Assistant Secretary (2017-Present), Associate General Counsel (2017-2024)
Resolute Investment Services, Inc:  Deputy General Counsel (2024-Present), Assistant Secretary (2018-Present), Associate General Counsel (2018-2024)

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CODE OF ETHICS
The Manager, the Trust, and the sub-advisor each have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act. Each Code of Ethics significantly restricts the personal trading of all employees with access to non-public portfolio information. For example, each Code of Ethics generally requires pre-clearance of all personal securities trades (with limited exceptions) and prohibits employees from purchasing or selling a security that is being purchased or sold or being considered for purchase (with limited exceptions) or sale by any Fund. In addition, the Manager’s and the Trust’s Code of Ethics requires employees to report trades in shares of the Trusts. Each Code of Ethics is on public file with, and may be obtained from, the SEC.
PROXY VOTING POLICIES
From time to time, the Fund may own a security whose issuer solicits a proxy vote on certain matters. The Board seeks to ensure that proxies are voted in the best interests of the Fund’s shareholders and has delegated proxy voting authority to the Manager. The Manager in turn has delegated proxy voting authority to the sub-advisor with respect to the Fund’s assets under the sub-advisor’s management. The Trust has adopted a Proxy Policy that governs proxy voting by the Manager and sub-advisor, including procedures to address potential conflicts of interest between the Fund’s shareholders and the Manager, the sub-advisor or their affiliates. The Board has approved the Manager’s proxy voting policies and procedures with respect to Fund assets under the Manager’s management. Please see Appendix A for a copy of the Proxy Policy. The sub-advisor’s proxy voting policy and procedures are summarized (or included in their entirety) in Appendix B. The  Fund’s proxy voting record for the most recent year ended June 30 will be available as of August 31 of each year without charge on the Funds’ website, on the SEC’s website at http://www.sec.gov or upon request by calling 1-800-967-9009. The proxy voting record can be found in Form N-PX on the SEC’s website .
CONTROL PERSONS AND 5% SHAREHOLDERS
A principal shareholder is any person who owns of record or beneficially 5% or more of any class of the Fund’s outstanding shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. The actions of an entity or person that controls the Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over the Fund or large redemptions by a control person could cause the Fund’s other shareholders to pay a higher pro rata portion of the Fund’s expenses.
As of the date of this SAI, the Manager is the sole shareholder of the Fund.
INVESTMENT ADVISORY AGREEMENT
The  Fund’s sub-advisor is listed below with information regarding its controlling persons or entities. According to the Investment Company Act, a person or entity with control with respect to an investment advisor has “the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company.” Persons and entities affiliated with the sub-advisor may be considered affiliates of the Fund.
Ninety One North America, Inc. (“Ninety One NA”) is located at 65 East 55th Street, 30th Floor, New York, NY 10022. Ninety One NA is registered with the SEC as an investment adviser under the Advisers Act. Ninety One NA is a wholly-owned subsidiary of Ninety One International Limited (“Ninety One International”), which is an indirect wholly-owned subsidiary of Ninety One Plc, a company listed on the London Stock Exchange, with a secondary listing on the Johannesburg Stock Exchange. Ninety One Plc is affiliated with Ninety One Limited (“Ninety One Ltd”), a company listed on the Johannesburg Stock Exchange. Ninety One Ltd is the majority owner of Ninety One Africa (Pty) Ltd, which is the parent of Ninety One SA (Pty) Ltd (“Ninety One Pty”). Ninety One UK Ltd. (“Ninety One UK”) is also an indirect wholly-owned subsidiary of Ninety One Plc. The firm managed approximately $163.0  billion in assets as of December 31, 2024.

Ninety One North America, Inc. (“Ninety One NA”)
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity’s Business
Ninety One International Ltd.	Parent Company	Holding Company
Ninety One Global Ltd.	Parent Company of Ninety One International Ltd.	Holding Company
Ninety One Plc	Ultimate Parent Company; Parent Company of Ninety One Global Ltd.	Financial Services
The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with the sub-advisor pursuant to which the Fund has agreed to pay the sub-advisor an annualized sub-advisory fee that is calculated and accrued daily based on a percentage of the Fund’s average daily net assets. The Investment Advisory Agreement will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the Fund on no less than thirty (30) days’ nor more than sixty (60) days’ written notice to the sub-advisor, or by the sub-advisor upon sixty (60) days’ written notice to the Trust. The Investment Advisory Agreement will continue in effect for an initial period of two years with respect to the Fund and thereafter from year to year provided that annually such continuance is specifically approved by a vote of the Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders. Because the Fund had not commenced operations prior to the date of this SAI, no subadvisory fees have been paid to Ninety One NA.
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In rendering investment advisory services to the Fund, the sub-advisor may use the resources of one or more foreign (non-U.S.) affiliates that are not registered under the Investment Advisers Act of 1940, as amended (the “Investment Sub-Advisor’s Foreign Affiliates”), to provide portfolio management, research and trading services to the Fund. Under a Participating Affiliate Agreement, each of the Investment Sub-Advisor’s Foreign Affiliates are considered participating affiliates of the sub-advisor pursuant to applicable guidance from the staff of the SEC allowing U.S. registered advisers to use investment advisory and trading resources of unregistered advisory affiliates subject to the regulatory supervision of the registered adviser. Each of the Investment Sub-Advisor’s Foreign Affiliates and any of their respective employees who provide services to the Fund are considered under the Participating Affiliate Agreement to be “supervised persons” of the sub-advisor as that term is defined in the Investment Advisers Act of 1940, as amended.
MANAGEMENT, ADMINISTRATIVE, SECURITIES LENDING, AND DISTRIBUTION SERVICES
The Manager
The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”).  RIM is, in turn, a wholly-owned subsidiary of  Resolute Acquisition, Inc., a wholly-owned subsidiary of  Resolute Topco, Inc. (“Topco”). Topco is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns 25% or more of the outstanding equity or voting interests of Topco. The address of Topco is 220 East Las Colinas Boulevard, Suite 1200, Irving, TX 75039.
Listed below are individuals and entities that may be deemed control persons of the Manager.

Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity’s Business
Resolute Topco, Inc.	Ultimate Parent Company	Holding Company – Founded in 2015
The Manager is paid a management fee as compensation for providing the Fund  with management and administrative services. The expenses are allocated daily to each class of shares of the  Fund based upon the relative proportion of net assets represented by such class. The Management Agreement provides for the Manager to receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%
Operating expenses directly attributable to a specific class are charged against the assets of that class. Pursuant to the Management Agreement, the Manager provides the Trust with office space, office equipment and personnel necessary to manage and administer the Trust’s operations. This includes:

■	complying with reporting requirements;

■	corresponding with shareholders;

■	maintaining internal bookkeeping, accounting and auditing services and records;

■	supervising the provision of services to the Trust by third parties; and

■	administering the Funds’ interfund lending facility and lines of credit, if applicable.

In addition to its oversight of the sub-advisor, the Manager may invest the portion of the Fund’s assets that the sub-advisor determines to be allocated to short-term investments.
The  Fund is responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, Custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of the Fund’s tax returns; interest; costs of Trustee and shareholder meetings; preparing, printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Fund’s existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Trustees; insurance and fidelity bond premiums; fees paid to service providers providing reports regarding adherence by the sub-advisor to the investment style of the Fund; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the sub-advisor; and any extraordinary expenses of a nonrecurring nature.
The Manager has contractually agreed from time to time to waive fees and/or reimburse expenses for the Fund in order to maintain competitive expense ratios for the Fund. The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Fund’s Board of Trustees. The Manager will itself waive fees and/or reimburse expenses of the Fund to maintain the contractual expense ratio caps for each applicable class of shares or make arrangements with other service providers to do so. The Manager may also, from time to time, voluntarily waive fees and/or reimburse expenses of the Fund. The Board approved a policy whereby the Manager may seek repayment for such fee waivers and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Fund’s Total Annual Fund Operating Expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of recoupment.
Because the Fund had not commenced operations prior to the date of this SAI, no fees have been paid to the Manager.
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Certain sub-advisors of the Fund or other series of the American Beacon Funds contribute to the Manager to support the American Beacon Funds’ distribution activities.
Service Fees
The Fund may reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries attributable to Y  and R5 Class shares, but not R6 Class shares. The Manager or other approved entities may spend such amounts on any activities or expenses primarily intended to result in or relate to the servicing of Y Class or R5 Class shares including, but not limited to, payment of shareholder service fees and transfer agency or sub-transfer agency expenses. The fees, which are included as part of the Fund’s “Other Expenses” in the Table of Fees and Expenses in the Prospectus, will be payable monthly in arrears. The primary non-distribution shareholder fees paid to financial intermediaries such as plan sponsors and broker-dealers, generally include shareholder servicing, record keeping and servicing fees.
Because the Fund had not commenced operations prior to the date of this SAI, no service fees have been paid.
Securities Lending Fees
As compensation for services provided by the Manager in connection with securities lending activities conducted by  the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly investment income (the income earned in the form of interest, dividends and realized capital gains from the investment of cash collateral, plus any negative rebate fees paid by borrowers, less the rebate amount paid to borrowers as well as related expenses) and, with respect to collateral other than cash, a fee up to 10% of loan fees and demand premiums paid by borrowers.
Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs.
The SEC has granted exemptive relief that permits the Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.
As of the date of this  SAI, the Fund intends to engage in securities lending activities. Because the Fund had not commenced operations prior to the date of this SAI, no securities lending fees have been paid.
The Distributor
Resolute Investment Distributors, Inc. (“RID” or “Distributor”) is the Fund’s distributor and principal underwriter of the Fund’s shares.
RID, located at 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039, is a registered broker-dealer and is a member of FINRA. The Distributor is affiliated with the Manager through common ownership. Under a Distribution Agreement with the Trust, the Distributor acts as the distributor and principal underwriter of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the Fund’s shares. The Distributor retains any portion of the commission fees that are not paid to the broker-dealers for use solely to pay distribution related expenses.
Since the Fund had not commenced operations prior to the date of this SAI, no underwriting discounts and commissions, compensation on  redemptions and repurchases, brokerage commissions or other compensation have been paid to, or retained by, the Distributor.
OTHER SERVICE PROVIDERS
State Street, located at One Congress Street, Suite 1, Boston, Massachusetts 02114-2016, serves as custodian (“Custodian”) for the Fund. State Street also serves as the Fund’s Foreign Custody Manager pursuant to rules adopted under the Investment Company Act, whereby it selects and monitors eligible foreign sub-custodians. The Manager also has entered into a sub-administration agreement with State Street. Under the sub-administration agreement, State Street provides the Fund with certain financial reporting and tax services.
Pursuant to an administrative services agreement among the Manager, the Trust, American Beacon Institutional Funds Trust, and Parametric Portfolio Associates LLC (“Parametric”), located at 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104, Parametric provides certain administrative services related to the equitization of cash balances for certain series of the American Beacon Funds Complex.
SS&C  GIDS, Inc., located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169 is the transfer agent and dividend paying agent for the Trust and provides these services to Fund shareholders.
The Fund’s independent registered public accounting firm is PricewaterhouseCoopers LLP, which is located at 101 Seaport Blvd., Suite 500, Boston, MA 02210.
K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006, serves as legal counsel to the Fund.
PORTFOLIO MANAGERS
The portfolio managers to the Fund (the “Portfolio Managers”) have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts has been provided by the sub-advisor and is set forth below. The number of accounts and assets is shown as of December 31, 2024.
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	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Ninety One North America, Inc.
Archie Hart	1 ($90.3 mil)	5 ($3.7 bil)	17 ($7.4 bil)	None	None	2 ($312 mil)
Varun Laijawalla	1 ($90.3 mil)	5 ($3.7 bil)	17 ($7.4 bil)	None	None	2 ($312 mil)
Conflicts of Interest
As noted in the table above, the Portfolio Managers manage accounts other than the Fund. This side-by-side management may present potential conflicts between a Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other hand. Set forth below is a description by the sub-advisor of any foreseeable material conflicts of interest that may arise from the concurrent management of the Fund and other accounts. The information regarding potential conflicts of interest was provided by the sub-advisor as of December 31, 2024.
The sub-advisor performs investment management and investment advisory services for various clients, including the Funds, many of whom may have differing investment objectives, guidelines, and restrictions. As a result, the sub-advisor may give advice and take action in the performance of its duties for a particular client that may differ from the advice given, or the timing or nature of action taken, with respect to other clients.
It is also possible that in the course of the sub-advisor’s business, investments for the sub-advisor’s clients will overlap with investments for the clients of an affiliate of the sub-advisor and create a possible conflict of interest in connection with an investment opportunity that may be suitable for multiple accounts, but not available in sufficient quantities for all accounts to participate fully. Because the sub-advisor provides services to a number of different clients, potential conflicts of interest may also arise related to the amount of time an individual devotes to managing particular accounts. The sub-advisor may also have an incentive to favor accounts in the allocation of investment opportunities or otherwise treat preferentially those accounts that pay the sub-advisor a performance-related fee, or a higher fee level or greater fees overall.
To address such conflicts, the sub-advisor has established a variety of policies and procedures whose goals are to facilitate the fair allocation of investment opportunities. At all times, the sub-advisor seeks to treat all of its clients in a fair and equitable manner and will act in a manner that the sub-advisor believes to be in the best interests of clients. The sub-advisor seeks to ensure that potential or actual conflicts of interest are appropriately resolved, taking into consideration the overriding best interests of its clients.    Messrs. Hart and Laijawalla  manage multiple accounts for the sub-advisor, including a Fund. In addition, Messrs.  Hart and Laijawalla  each serve as portfolio manager of certain private investment funds and client accounts that are managed by affiliates of the sub-advisor. As such, each of Messrs.  Hart and Laijawalla  will not devote their full business time to a Fund, but will devote such time as they, in their sole discretion, deem necessary to carry out their role effectively.
Each of  Messrs.  Hart and Laijawalla  will make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that they believe is applicable to such accounts. Each of  Messrs.  Hart and Laijawalla  may on occasion give advice or take action with respect to certain accounts that differs from the advice given or action taken with respect to other accounts (especially where the investment policies differ). Thus, it is possible that the transactions and portfolio strategies Messrs.  Hart and Laijawalla  may use for various accounts may conflict and affect the prices and availability of the securities and other financial instruments in which certain other accounts invest. In circumstances where conflicts occur, the sub-advisor seeks to implement policies to minimize such conflicts and ensure that decisions are made that are fair and equitable to all the accounts involved, in light of the circumstances prevailing at the time and its applicable fiduciary duties.
Potential conflicts of interest may also arise in connection with the knowledge by an employee of either the sub-advisor and/or an affiliate of the sub-advisor about the timing of transactions, investment opportunities, broker selection, portfolio holdings and investments. Such employees who have access to the size and timing of transactions may have information concerning the market impact of transactions. Such employees may be in a position to use this information to their possible advantage or to the possible detriment of a client. The sub-advisor manages these potential conflicts involving employee personal trades by requiring that any personal trade be made in compliance with the sub-advisor’s code of ethics.
Compensation
The following is a description provided by the investment sub-advisor regarding the structure of and criteria for determining the compensation of each Portfolio Manager as of December 31, 2024.
The compensation for the portfolio managers includes fixed pay, pension contribution, employee benefits, and annual discretionary variable compensation which may comprise both cash and deferred elements. Fixed compensation including salaries are reviewed annually and designed to reflect the relative skills and experience of, and contribution made by, each employee. The following qualitative and quantitative factors are considered in determining annual discretionary variable compensation: the profit of the overall firm; multi-year investment and financial performance of specific business units; behavior consistent with the culture and values of the firm; scope of responsibility and individual contribution to the performance of the business; the attitude and behavior of employees towards risk consciousness, internal controls, risk management and regulatory compliance; specific input from risk and compliance functions regarding concerns about the behavior of individual employees; market sector norms and peer group comparisons; and the quality and level of leadership and collaboration, the ability to grow and develop business and client relationships, and the development of self and others.
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Ownership of the Fund
The Portfolio Managers’ beneficial ownership of the Fund  is defined as the Portfolio Managers having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the Portfolio Managers’ immediate family or by a trust of which the Portfolio Managers are a trustee could be considered ownership by the Portfolio Managers. The Fund  has  not commenced operations prior to the date of this SAI. Accordingly, the Portfolio Managers do not beneficially own any shares of the Fund  as of the date of this  SAI. The table below sets forth the Portfolio Managers’ beneficial ownership of the Acquired Ninety One Fund as of December 31, 2024, as provided by the sub-advisor:

Name of Investment Advisor and Portfolio Managers	Ninety One Emerging Markets Equity Fund
Ninety One North America, Inc.
Archie Hart	None
Varun Laijawalla	None
PORTFOLIO SECURITIES TRANSACTIONS
In selecting brokers or dealers to execute particular transactions, the Manager and the sub-advisor are authorized to consider “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provision of statistical quotations (including the quotations necessary to determine a Fund’s NAV), and other information provided to the applicable Fund, to the Manager and/or to the sub-advisor (or their affiliates), provided, however, that the Manager or a sub-advisor must always seek best execution. Research and brokerage services may include information on portfolio companies, economic analyses, and other investment research services. The Trust does not allow the Manager or sub-advisor to enter arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of Trust shares by those broker-dealers. The Manager and the sub-advisor are also authorized to cause a Fund to pay a commission (as defined in SEC interpretations) to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction. The Manager or the sub-advisor, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Manager or  the sub-advisor exercises investment discretion. The fees of the sub-advisor are not reduced by reason of receipt of such brokerage and research services. However, with disclosure to and pursuant to written guidelines approved by the Board, as applicable, the Manager, or the sub-advisor (or a broker-dealer affiliated with them) may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the Investment Company Act) for doing so. Brokerage and research services obtained with Fund commissions might be used by the Manager and/or the sub-advisor, as applicable, to benefit their other accounts under management.
The Manager and the sub-advisor will place their own orders to execute securities transactions that are designed to implement the applicable Fund’s investment objective and policies. In placing such orders, the sub-advisor will seek best execution. The full range and quality of services offered by the executing broker or dealer will be considered when making these determinations. Pursuant to written guidelines approved by the Board, as appropriate, a sub-advisor of a Fund, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 of the Investment Company Act) for doing so. A Fund’s turnover rate, or the frequency of portfolio transactions, will vary from year to year depending on market conditions and a Fund’s cash flows. High portfolio turnover increases a Fund’s transaction costs, including brokerage commissions, and may result in a greater amount of recognized capital gains.
The Investment Advisory Agreement provides, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of  the sub-advisor is to seek best execution. In assessing available execution venues, the sub-advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the value of any eligible research, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Transactions with respect to the securities of small and emerging growth companies in which a Fund may invest may involve specialized services on the part of the broker or dealer and thereby may entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.
Each Fund may establish brokerage commission recapture arrangements with certain brokers or dealers. If the sub-advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to a Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. Neither the Manager nor the sub-advisor receives any benefits from the commission recapture program. The sub-advisor’s participation in the brokerage commission recapture program is optional. The sub-advisor retains full discretion in selecting brokerage firms for securities transactions and is instructed to use the commission recapture program for a transaction only if it is consistent with the sub-advisor’s obligation to seek the best execution available.
The Fund had not commenced operations prior to the date of this SAI. Accordingly: no brokerage commissions were paid by the Fund during the previous three fiscal years; the Fund did not receive any compensation as a result of participation in the commission recapture program; the Fund directed no transactions to brokers in part because of research services provided and paid no commissions on such transactions; and the Fund did not hold securities issued by a broker-dealer (or by its parent) that was one of the top ten brokers or dealers through which the Fund executed transactions or sold shares.
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REDEMPTIONS IN KIND
Although the Fund intends to redeem shares in cash, the Fund reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the Fund’s net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, to the extent the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.
TAX INFORMATION
The tax information in the Prospectus and in this section relates solely to the federal income tax law and assumes that the Fund will qualify each taxable year as a RIC under the Internal Revenue Code (as discussed below). The tax information in this section is only a summary of certain key federal tax considerations affecting the Fund and its shareholders and is in addition to the tax information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal income tax treatment of any Fund or the tax implications to its shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning. The tax information is based on the Internal Revenue Code and applicable regulations in effect, and administrative pronouncements and judicial decisions publicly available, on the date of this SAI. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.
Taxation of the Fund
The Fund intends to qualify each taxable year for treatment as a RIC under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code. To so qualify, the  Fund (which is treated as a separate corporation for these purposes) must, among other requirements:

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Derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income, including gains from options, futures or forward contracts, derived with respect to its business of investing in securities or those currencies and (2) net income derived from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Qualifying Income”) (“Gross Income Requirement”). A QPTP is a “publicly traded partnership” (that is, a partnership the interests in which are “traded on an established securities market” or “readily tradable on a secondary market (or the substantial equivalent thereof)” (a “PTP”)) that meets certain qualifying income requirements other than a partnership at least 90% of the gross income of which is Qualifying Income as described in clause (1);

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Diversify its investments so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, Government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (2) not more than 25% of the value of its total assets is invested in (a) the securities (other than Government securities or securities of other RICs) of any one issuer, (b) the securities (other than securities of other RICs) of two or more issuers the Fund control (by owning 20% or more of their voting power) that are determined to be engaged in the same, similar or related trades or businesses, or (c) the securities of one or more QPTPs (“Diversification Requirements”); and

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Distribute annually to its shareholders at least the sum of 90% of its investment company taxable income (generally, net investment income, the excess (if any) of net short-term capital gain over net long-term capital loss, and net gains and losses (if any) from certain foreign currency transactions, all determined without regard to any deduction for dividends paid)  and 90% of its net exempt interest income (“Distribution Requirement”).

By qualifying for treatment as a RIC, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If for any taxable year the Fund does not qualify for that treatment  — either (1) by failing to satisfy the Distribution Requirement, even if it satisfies the Gross Income and Diversification Requirements (“Other Requirements”), or (2) by failing to satisfy any of the Other Requirements and is unable to, or determines not to, avail itself of Internal Revenue Code provisions that enable a RIC to cure a failure to satisfy any of the Other Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements - then for federal tax purposes, all of its taxable income (including its net capital gain) would be subject to tax at the regular corporate rate without any deduction for dividends paid to its shareholders; and the dividends it pays would be taxable to its shareholders as ordinary income (or possibly, (a) for individual and certain other non-corporate shareholders (each, an “individual”), as “qualified dividend income” (as described in the Prospectus) (“QDI”), and/or (b) in the case of corporate shareholders that meet certain holding period and other requirements regarding their Fund shares, as eligible for the dividends-received deduction (“DRD”) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify for RIC treatment would therefore have a negative impact on the Fund’s income and performance. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. It is possible that the Fund will not qualify as a RIC in any given taxable year.
The Fund will be subject to a nondeductible 4% federal excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and substantially all of its “capital gain net income” for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions by the end of each calendar year to avoid liability for the Excise Tax.
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Taxation of Certain Investments and Strategies
Hedging strategies, such as entering into forward contracts and selling (writing) and purchasing options and futures contracts, involve complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of gains and losses the Fund may realize in connection therewith. In general, the Fund’s (1) gains from the disposition of foreign currencies and (2) gains from such contracts will be treated as Qualifying Income under the Gross Income Requirement.
Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively, “foreign taxes”)  that would reduce the yield and/or total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains realized on investments by foreign investors.   It is impossible to determine the effective rate of the Fund’s foreign tax in advance, since the amount of its assets to be invested in various countries is not known.
Some futures contracts, foreign currency contracts, and “non-equity” options (i.e., certain listed options, such as those on a “broad-based” securities index) - except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Internal Revenue Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement - in which  the Fund invests may be subject to Internal Revenue Code section 1256 (collectively, “Section 1256 contracts”). Any Section 1256 contract the Fund holds at the end of its taxable year must be “marked-to-market” (that is, treated as having been sold at that time for its fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss realized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it.
Under Internal Revenue Code section 988, a gain or loss (1) from the disposition of foreign currencies, (2) except in certain circumstances, from options, futures, and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that is attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that is attributable to exchange rate fluctuations between the time the Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If the Fund’s section 988 losses exceed its other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year (including those made before the losses were realized) would be characterized as a non-taxable “return of capital” to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares and treating any part of such distribution exceeding that basis as gain from the disposition of those shares.
If the Fund has an “appreciated financial position” - generally, any position (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of the Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).
Certain aspects of the tax treatment of derivative instruments are currently unclear and may be affected by changes in legislation, regulations, administrative rules, and/or other legally binding authority that could affect the treatment of income from those instruments and the character, timing of recognition and amount of the Fund’s taxable income or net realized gains and distributions. If the IRS were to assert successfully that income the Fund derives from those investments does not constitute Qualifying Income, the Fund might cease to qualify as a RIC (with the consequences described above under “Taxation of the Fund”) or might be required to reduce its exposure to such investments.
Taxation of the Fund’s Shareholders
General - For United States federal income tax purposes, distributions paid out of the Fund’s current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. Certain income distributions paid by the Fund (whether paid in cash or reinvested in additional Fund shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (currently 20%, 15% or 0%, depending on an individual’s tax bracket). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. There can be no assurance as to what portion of the Fund’s dividend distributions will qualify as qualified dividend income.
Distributions of net capital gain, if any, reported as capital gains dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss.) The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it
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may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will: (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain; (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain; and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.
Dividends and other distributions by the Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. Dividends and other distributions the Fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the Fund and received by those shareholders on or before December 31 of that year even if the Fund pays the distributions during the following January. Accordingly, those distributions will be reportable by, and taxed to, those shareholders for the taxable year in which that December 31 falls.
If the Fund makes a “return of capital” distribution to its shareholders – i.e., a distribution in excess of its current and accumulated earnings and profits – the excess will (a) reduce each shareholder’s tax basis in its shares (thus reducing any loss or increasing any gain on a shareholder’s subsequent taxable disposition of the shares) and (b) if for any shareholder the excess is greater than that basis, be treated as realized capital gain.
Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in the shares sold and the sale proceeds. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is: (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less; or (ii) 20% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions) (15% or 0% for individuals in certain tax brackets).
If Fund shares are redeemed at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. In addition, any loss a shareholder realizes on a redemption of Fund shares will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the redemption; in that case, the basis in the acquired shares will be adjusted to reflect the disallowed loss. Investors also should be aware that the price of Fund shares at any time may reflect the amount of a forthcoming dividend or other distribution, so if they purchase Fund shares shortly before the record date for a distribution, they will pay full price for the shares and receive some part of the price back as a taxable distribution, even though it represents a partial return of invested capital.
For U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly), a 3.8% Medicare contribution tax will apply on all or a portion of their “net investment income,” including interest, dividends, and capital gains, which generally includes taxable distributions received from the Fund and taxable gains on the disposition of shares of the Fund. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
An investor also should be aware that the benefits of the reduced tax rate applicable to long-term capital gains may be impacted by the application of the alternative minimum tax to individual shareholders.
Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of the Fund as an investment through such plans.
If more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to file an election for that year with the IRS that would enable its shareholders to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it pays. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign or U.S. possessions sources (“foreign-source income”) as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If the Fund makes this election for a taxable year, it will report to its shareholders shortly after that year their respective shares of the foreign taxes it paid and its foreign-source income for that year.
An individual shareholder of the Fund who, for a taxable year, has no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on IRS Forms 1099 and all of whose foreign-source income is “qualified passive income” may elect for that year to be exempt from the extremely complicated foreign tax credit limitation for federal income tax purposes (about which shareholders may wish to consult their tax advisers), in which event the shareholder would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required. A shareholder will not be entitled to credit or deduct its portion of foreign taxes the Fund paid that is allocable to Fund shares the shareholder has not held for at least 16 days during the 31-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder’s risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A foreign shareholder may not deduct or claim a credit for foreign taxes in determining its federal income tax liability unless the Fund dividends paid to it are effectively connected with the shareholder’s conduct of a U.S. trade or business.
Basis Election and Reporting - A Fund shareholder who wants to use an acceptable method for basis determination with respect to Fund shares other than the average basis method (the Fund’s default method) must elect to do so in writing, which may be electronic. The basis determination method a Fund shareholder elects may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Fund shares after the settlement date of the redemption.
In addition to the requirement to report the gross proceeds from redemptions of Fund shares, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Fund shares that are redeemed or exchanged and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to determine the best
37

IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them. Fund shareholders who acquire and hold Fund shares through a financial intermediary should contact their financial intermediary for information related to the basis election and reporting.
Backup Withholding - The  Fund is required to withhold and remit to the U.S. Treasury 24% of dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual who fails to certify that the taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from the  Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who (1) is subject to backup withholding for failure to report the receipt of interest or dividend income properly or (2) fails to certify to the Fund that he or she is not subject to backup withholding or that it is a corporation or other “exempt recipient”. Backup withholding is not an additional tax; rather, any amounts so withheld may be credited against the shareholder’s federal income tax liability or refunded if proper documentation is submitted to the IRS.
Non-U.S. Shareholders - Dividends the Fund pays to a shareholder who is a non-resident alien individual or foreign entity (each a “non-U.S. shareholder”)  — other than (1) dividends paid to a non-U.S. shareholder whose ownership of the Fund’s shares is “effectively-connected” with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a non-resident alien individual who is physically present in the United States for no more than 182 days during the taxable year -- generally are subject to 30% federal withholding tax (unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty). However, two categories of dividends the Fund might pay, “short-term capital gain dividends” and “interest-related dividends,” to non-U.S. shareholders (with certain exceptions) and reported by it in writing to its shareholders are exempt from that tax. “Short-term capital gain dividends” are dividends that are attributable to net short-term gain, computed with certain adjustments. “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain OID, interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the United States. Non-U.S. shareholders are urged to consult their own tax advisers concerning the applicability of that withholding tax.
Foreign Account Tax Compliance Act (“FATCA”) - Under FATCA, “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends the  Fund pays. As discussed more fully below, the  FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, information regarding substantial U.S. owners. Proposed regulations (having current effect) have been issued to eliminate certain FATCA withholding taxes, including the withholding tax on investment sale proceeds that was scheduled to begin in 2019, and to defer the effective date of other taxes.
The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.
An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Internal Revenue Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.
An NFFE that is the beneficial owner of a payment from the  Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the  Fund or other applicable withholding agent, which may, in turn, report information to the IRS.
Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the  Fund will need to provide it with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in the  Fund.
Other Taxes - Statutory rules and regulations regarding state and local taxation of ordinary income dividends, QDI dividends  and net capital and foreign currency gain distributions may differ from the federal income taxation rules described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s  situation.
Investors should consult their own tax advisors with respect to the tax consequences to them of an investment in the Fund based on their particular circumstances. The Fund does not expect to receive a ruling from any tax authority or an opinion of tax counsel with respect to its treatment of any tax positions. Tax consequences of transactions are not the primary consideration of the Fund in implementing its investment strategy.
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DESCRIPTION OF THE TRUST
The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.
The Trust was originally created to manage money for large institutional investors. The following individuals (and members of that individual’s “immediate family”), are eligible to purchase shares of the R5 Class with an initial investment of less than $250,000: (i) employees of the Manager, or its parent company, Resolute Investment Managers, Inc., (ii) employees of a sub-advisor for Funds where it serves as sub-advisor, (iii) members of the Board, and (iv) members of the Manager’s Board of Directors. The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s sibling, aunts, uncles, nieces and nephews; relatives by virtue of remarriage (step-children, step-parents, etc.) are included. Any shareholders that the Manager transfers to the R5 Class upon termination of the class of shares in which the shareholders were originally invested is also eligible for purchasing shares of the R5 Class with an initial investment of less than $250,000.
The R5 and  Y Classes were created to manage money for large institutional investors, including pension and 401(k) plans. The R6 Class was created to provide third party intermediaries an investment option for the large 401(k) plans that does not charge 12b-1 or sub-transfer agency fees.
FINANCIAL STATEMENTS
Effective with the reorganization on February 21, 2025, the  Fund adopted the financial statements of the Acquired Ninety One Fund. The audited financial statements of the Acquired Ninety One Fund are incorporated by reference to Item 7 of the  Acquired Ninety One Fund’s Form N-CSR for the fiscal year ended October 31, 2024. The information in those financial statements was audited by the Acquired Ninety One Fund’s independent registered public accounting firm. The audited financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, financial highlights, notes and report of independent registered public accounting firm. PricewaterhouseCoopers LLP, an independent registered public accounting firm, has been appointed to serve as the independent registered public accounting firm for the  Fund to audit and report on the Fund’s annual financial statements.
39

APPENDIX A
AMERICAN BEACON ADVISORS, INC.

SUMMARY OF PROXY VOTING POLICY AND PROCEDURES
Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of the advisory clients of American Beacon Advisors, Inc. (“AmBeacon”). AmBeacon’s proxy voting policies and procedures are designed to implement AmBeacon’s duty to vote proxies in clients’ best interests. Given that AmBeacon manages portfolios that invest solely in fixed-income securities, the only securities for which we expect to receive proxies are money market mutual funds. As such, the proxy voting policies and procedures set forth voting guidelines for the proxy issues and proposals common to money market funds.
For routine proposals that will not change the structure, bylaws or operations of the money market fund, AmBeacon’s policy is to support management; however, each proposal will be considered individually focusing on the financial interests of the client portfolio. Non-routine proposals, such as board elections, advisory contract and distribution plan approvals, investment objective changes, and mergers, will generally be reviewed on a case-by-case basis with AmBeacon first and foremost considering the effect of the proposal on the portfolio.
Items to be evaluated on a case-by-case basis and proposals not contemplated in the policies set forth above will be assessed by AmBeacon. In these situations, AmBeacon will use its judgment to vote in the best interest of the client portfolio. For all proposals, especially controversial or case-by-case evaluations, AmBeacon will be responsible for individually identifying significant issues that could impact the investment performance of the portfolio.
AmBeacon manages portfolios for the American Beacon Funds, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust (collectively, the “Funds”). AmBeacon may invest a Fund in shares of the American Beacon U.S. Government Money Market Select Fund. If the American Beacon U.S. Government Money Market Select Fund solicits a proxy for which another Fund is entitled to vote, AmBeacon’s interests as manager of the American Beacon U.S. Government Money Market Select Fund might appear to conflict with the interests of the shareholders of the other Fund. In these cases, AmBeacon will vote the Fund’s shares in accordance with the Select Funds’ Board of Trustees’ recommendations in the proxy statement.
AMERICAN BEACON FUNDS
AMERICAN BEACON SELECT FUNDS
AMERICAN BEACON INSTITUTIONAL FUNDS TRUST
PROXY VOTING POLICY AND PROCEDURES
Last Amended August 28, 2023
Preface
Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion to secure the best long-term interests of shareholders of the American Beacon Funds, the American Beacon Select Funds (“Select Funds”), and the American Beacon Institutional Funds Trust (collectively, the “Funds”). Therefore, this Proxy Voting Policy and Procedures (the “Policy”) have been adopted by the Funds.
The Funds are managed by American Beacon Advisors, Inc. (the “Manager”). The Manager may allocate discrete portions of the Funds among sub-advisors, and the Manager may directly manage all or a portion of the assets of certain Funds. The Funds’ respective Boards of Trustees have delegated proxy voting authority to the Manager. The Manager has in turn delegated proxy voting authority to each sub-advisor with respect to the sub-advisor’s respective portion of the Fund(s) under management, but the Manager has retained the authority to override a proposed proxy voting decision by a sub-advisor. For the securities held in their respective portion of each Fund, the Manager and the sub-advisors make voting decisions pursuant to their own proxy voting policies and procedures.
Conflicts of Interest
The Board of Trustees seeks to ensure that proxies are voted in the best interests of Fund shareholders. For certain proxy proposals, the interests of the Manager, the sub-advisors and/or their affiliates may differ from Fund shareholders’ interests. To avoid the appearance of impropriety and to fulfill their fiduciary responsibility to shareholders in these circumstances, the Manager and the sub-advisors are required to establish procedures that are reasonably designed to address material conflicts between their interests and those of the Funds.
When a sub-advisor deems that it is conflicted with respect to a voting matter, its policy may call for it to seek voting instructions from the client. The Manager is authorized by the Boards of Trustees to consider any such matters and provide voting instructions to the sub-advisor, unless the Manager has determined that its interests are conflicted with Fund shareholders with respect to the voting matter. In those instances, the Manager will instruct the sub-advisor to vote in accordance with the recommendation of a third-party proxy voting advisory service.
Each Fund can invest in the shares of the American Beacon U.S. Government Money Market Select Fund. If the American Beacon U.S. Government Money Market Select Fund issues a proxy for which another Fund is entitled to vote, the Manager’s interests regarding the American Beacon U.S. Government Money Market Select Fund might appear to conflict with the interests of the shareholders of the other Fund. In these cases, the Manager will vote in accordance with the Select Funds’ Board of Trustees’ recommendations in the proxy statement.
If the methods for addressing conflicts of interest, as described above, are deemed by the Manager to be unreasonable due to cost, timing or other factors, then the Manager may decline to vote in those instances.
Securities on Loan
With respect to the Funds that engage in securities lending, the Manager shall engage a proxy voting service to notify the Manager before the record date about the occurrence of future shareholder meetings, as feasible. The Manager will determine whether or not to recall shares of the applicable security that are on loan with the intent of the Manager or the sub-advisor, as applicable, voting such shares. The Manager’s determination shall be
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based on factors which may include the nature of the meeting (i.e., annual or special), the percentage of the proxy issuer’s outstanding securities on loan, any other information regarding the proxy proposals of which the Manager may be aware, and the loss of securities lending income to a Fund as a result of recalling the shares on loan.
Recordkeeping
The Manager and the sub-advisors shall maintain records of all votes cast on behalf of the Funds. Such documentation will include the firm’s proxy voting policies and procedures, company reports provided by proxy voting advisory services, additional information gathered by the Manager or sub-advisor that was material to reaching a voting decision, and communications to the Manager regarding any identified conflicts. The Manager and the sub-advisors shall maintain voting records in a manner to facilitate the Funds’ production of the Form N-PX filing on an annual basis.
Disclosure
The Manager will coordinate the compilation of the Funds’ proxy voting record for each year ended June 30 and file the required information with the SEC via Form N-PX by August 31. The Manager will include a summary of the Policy and the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, in each Fund’s Statement of Additional Information (“SAI”). In each Fund’s annual and semi-annual reports to shareholders, the Manager will disclose that a description of the Policy and the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, is a) available upon request, without charge, by toll-free telephone request, b) on the Funds’ website (if applicable), and c) on the SEC’s website in the SAI. The SAI and shareholder reports will also disclose that the Funds’ proxy voting record is available by toll-free telephone request (or on the Funds’ website) and on the SEC’s website by way of the Form N-PX. Within three business days of receiving a request, the Manager will send a copy of the policy description or voting record by first-class mail.
Manager Oversight
The Manager shall review a sub-advisor’s proxy voting policies and procedures for compliance with this Policy and applicable laws and regulations prior to initial delegation of proxy voting authority and on at least an annual basis thereafter.
Board Reporting
On at least an annual basis, the Manager will present a summary of the voting records of the Funds to the Boards of Trustees for their review. The Manager will notify the Boards of Trustees of any material changes to its proxy voting policies and procedures.
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APPENDIX B
PROXY VOTING POLICY FOR THE SUB-ADVISOR
NINETY ONE NORTH AMERICA, INC.
Proxy voting guidelines
Ninety One has  organised its assessment of corporate governance-related matters under five broad areas which guide its voting decisions:

1	Leadership and strategic control

2	Alignment with the long term

3	Climate change

4	Protecting client capital

5	Audit and disclosure

Leadership and strategic control

The board and its directors

The board determines the strategic direction of the company, taking into account the interests of the company and all its stakeholders. The board bears ultimate responsibility for the long-term sustainable success of the company.

Although board structures vary across countries, Ninety One expects boards to:

■	Be sufficiently independent, so as to protect all shareholders’ interests.

■	Have adequate executive representation, so as to provide significant operational insight.

■	Provide strong and diverse oversight, underpinned by a variety of skills and experiences that replicate the business’s key features and geographies.

■	Maintain an optimal board size, with appropriate board refreshment, succession plans and correct attendance to find the right balance between fresh perspectives and company history.

Ninety One believes directors should stand for re-election regularly, and that there should be clear and detailed disclosures of a director’s background. These should be made available to shareholders to facilitate the assessment of their suitability.

Ninety One expects a board to include a sufficient number of independent directors. Some common obstacles to independence include:

■	Founder status

■	Family relations with senior executives or founders

■	Excessive tenure

■	Having served as an executive in the previous five years

■	Having business relationships with the company or its executives

■	A shareholding in the company of over 10% of the issued share capital

Interlocking directorships

The chair leads the board and is responsible for its overall effectiveness in directing the company. Should the company be large and complex in nature, or the chairperson not be independent, Ninety One would require a suitably experienced and senior board member to be appointed as the Lead/Senior Independent Director (LID/SID). The LID should be able to engage independently with owners on governance-related issues.

The LID should also assume key governance responsibilities, including the supervision of the annual evaluation of the chairperson. The LID should also handle specific issues relating to conflicts of interest of board members, should the chairperson not be independent. Ninety One considers a combined chairperson and CEO role to be a governance risk.

The voting guidelines arising from the above are as follows:

■	Unless there is a particular context and explanation, Ninety One may not support the (re)election of the chairperson where:

■	They are considered to be not independent.

■	They are the former CEO.

■	There has been a clear failure to conduct periodic reviews of the performance of the board.

■	They have repeatedly refused to adhere to reasonable disclosure requests.

■	There has been a disregard for the interests of stakeholders, including in relation to the environmental and social risks and impacts of the company.

■	There is a lack of succession planning and there is no engagement on the topic.

■	Shareholder rights and the ability to communicate with the board have been impaired.

■	There are persistent and unaddressed governance failures that pose a material risk, unless the board has provided a strong rationale.

■
Ninety One may vote against a combined chair and CEO board structure, although it will consider all circumstances, including duration of the appointment, the potential concentration of power and explicit disclosures on how conflicts of interest have been managed.

■	Ninety One may not support non-independent directors where the overall board balance is not majority independent or does not at least meet the local market requirements.

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■	Ninety One generally accepts proportional representation of shareholdings on the board, so long as minority shareholders’ interests are respected.

■	Ninety One will, in the first instance, focus on non-independent non-executive directors who also serve as key committee members when the overall board is not majority independent.

■	Where executive directors sit as committee members, Ninety One may vote against the executive directors.

■
Ninety One may vote against directors, including the chairperson, if, from a sustainability point of view, there are unmitigated risks, poor disclosure, incidents and failure to appropriately manage and anticipate environmental and social risks which have resulted, or may result, in the destruction of shareholder value.

■
Ninety One may vote against the re-election of any director who has not attended 75% of the total number of board and relevant committee meetings in the period since they were last elected to the board, unless an appropriate explanation has been provided.

■
Ninety One may vote against directors who, due to having accumulated multiple board roles at other publicly listed companies or large unlisted companies, run the risk of not being able to properly discharge their fiduciary duties. Ninety One will look at the number of external roles, the roles themselves, and the market  capitalisation of the companies concerned.

■	Ninety One prefers boards that are adequately sized and may vote against certain directors if it considers the board to be too large and unwieldy.

■	Ninety One expects timely disclosure of names and biographical details of all nominees, and may vote against candidates where such information is not disclosed.

■	As a general principle, Ninety One does not support bundled directors’ elections, although it will be guided by regional best practice.

■	Ninety One does not support proposals that remove directors from being re-elected by either a clean slate (100% of the board) or by rotation (usually 33% per year).

■	Ninety One does not generally support the election of alternate directors.

Board committees

Ninety One expects the audit, remuneration and nomination committees to comprise non-executive directors only and be chaired by an independent non-executive director. Ninety One may vote against non-independent directors when the structures below are not in place, or when the discharge of duties by each of the committees does not meet the principles it expects companies to uphold.

Audit committee
The audit committee has a crucial role in safeguarding investors’ interests, as it is responsible for the integrity of the financial statements, risk management and auditor appointment. Given this key role, Ninety One expects audit committees to comprise independent non-executive directors only. They should comprise a minimum of three members with at least one with recent and relevant financial expertise.

Remuneration committee
The remuneration committee is responsible for designing and implementing the remuneration scheme for the company’s executive directors and senior management, including consideration of remuneration related to the management of the environment and social risks and impacts. In this capacity, it should have knowledge of pay structures across the  organisation, including that of the CEO, as well as being aware of the gender-pay-gap ratio and other relevant diversity factors. Ninety One expects remuneration committees to be fully independent where called for by market practice, and prefers at least some remuneration committee members to be, or have been, remuneration committee members at other publicly listed companies or to have had similar experience.

Nomination committee
The nomination committee is responsible for ensuring that the board comprises directors with a good range of relevant skills and knowledge and that they collectively represent diversity. It is tasked with designing and implementing robust board-evaluation and succession-planning policies. Ninety One expects nomination committees to be majority independent.

■	Ninety One may vote against the chair of the nomination committee if, after engagement, there is a failure to ensure appropriate diversity on the board, including ethnicity and gender for example.

■
Ninety One may vote against the nomination committee chairperson or the board chairperson in cases where it believes that the necessary skills/ diversity are lacking on the board, including in relation to climate change and transition.

■
Ninety One may vote against the nomination committee chairperson or board chairperson in cases where there is no indication that proper and ongoing board assessments and succession planning are taking place.

Alignment with the long term: remuneration and sustainability
Ninety One  recognises the importance of long-term alignment and looks at it from two main perspectives: (i) alignment of remuneration with the creation of long- term sustainable value; and (ii) the governance system’s ability to understand, monitor and mitigate any social, ethical and environmental risks, including managing stakeholder relations.
Ninety One believes that long-term environmental and societal sustainability considerations should be part of a board’s long-term oversight and should be reported to stakeholders in an annual report using leading global reporting standards as defined in regulation or by voluntary initiatives such as  CDP, SASB (Sustainability Accounting Standards Board) or the GRI (Global Reporting Initiative). The direct implications of a business’s operations on the supply chain and the impact of its products and services on both society and the environment should be carefully considered. In Ninety One’s engagement with boards and in its governance assessments, it may assess the board’s performance in this respect and vote against directors when it believes long-term sustainability considerations are not being adequately addressed.
Where appropriate, Ninety One will also work with policymakers and advocacy groups on these matters.
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Ninety One expects remuneration schemes to be aligned with shareholders’ interests, and promote the long-term success of the company. It also expects the remuneration committee to be able to justify pay structures and levels in relation to three main criteria: market practice, sector practice and the company’s  performance.
The hard-governance remuneration principle that Ninety One considers across all geographies is the existence of a strong and identifiable link between pay and performance. It therefore expects executive directors’ actual pay-outs to mirror shareholders’ experience, and the company’s disclosure to be substantial and substantive enough for such an assessment to take place.
The voting guidelines arising from the above include the following:

■
Ninety One may vote against remuneration resolutions where there is insufficient disclosure to assess the schemes, and/or where existing disclosure does not follow the regulatory guidelines of the relevant jurisdiction.

■
Ninety One places special emphasis on clear and meaningful performance metrics and targets, which should be linked to the company’s strategy and include stretching vesting levels. The lowering of targets may only be accepted in exceptional circumstances.

■	Ninety One prefers schemes with several performance metrics that should be relative and under the effective control of the executive directors.

■	Ninety One requires a minimum performance period of three years and favours schemes with a subsequent vesting period.

■	Ninety One require malus and clawback provisions to be in place.

■	Ninety One may vote against remuneration resolutions if the remuneration approach fails to ensure appropriate remuneration related to the management of environmental and social risks and impacts.

■	Ninety One may vote against remuneration resolutions if it is concerned about pay outcomes and not all the members of the remuneration committee are independent.

■
Ninety One may vote against remuneration resolutions where there is not a healthy balance between fixed and variable pay and, within the latter, a relevant split between short- and long-term compensation.

■
Ninety One will consider not only maximum pay-outs allowed under the policy, but also year-on-year granted amounts, and will consider this in the context of the company’s size, sector, maturity and previous payment history. Remuneration committees should have the ability to exercise discretion within the boundaries of applicable employment laws and regulations. However, discretion should be exercised with caution and its use publicly justified.

■
Ninety One may vote against untoward salary increases without appropriate justification and excessive pension arrangements. Ninety One will vote against proposals that include variable pay within pension entitlement or where pension arrangements are not aligned with the broader workforce, and may vote against increases that are triggered entirely by benchmarking exercises.

■	Ninety One will vote against plans that can be materially amended without shareholder approval.

■
Ninety One does not support retrospective/inflight amendments to incentive schemes, nor the repricing of options, except in exceptional circumstances when not doing so may result in the interests of management and shareholders not being aligned.

■	Ninety One does not typically support transaction bonuses.

■	Ninety One expects dilution levels to be kept to a minimum.

■
On recruitment, Ninety One expects companies to pay no more than is strictly necessary. If buy-out awards are agreed, it expects like-for-like structures together with an explanation of the link between pay and performance in the old and new schemes. Ninety One may vote against such schemes if these conditions are not met.

■
Ninety One may vote against severance payments that are not aligned with the company’s remuneration policy and those exceeding contractual requirements. Severance payments should be subject to the same performance tests and pro- rated for time served. Ninety One will vote against accelerated vesting provisions and severance payments lacking disclosure of their terms.

■	Ninety One may vote against any option schemes where there is automatic vesting on a change in control of the company.

Climate change
Ninety One expects boards to be able to demonstrate ‘climate competency’ in their communications with investors and therefore supports the recommendations of the  Taskforce on Climate-Related Financial Disclosures (TCFD). Where climate change is identified as a material issue for the business, companies are expected to have sufficient expertise and experience on the board to ensure effective strategic and operational oversight. Ninety One may vote against the report and accounts of companies faced with material climate risk where little or no progress has been made in terms of providing the market with investment-relevant climate disclosures. Furthermore, where Ninety One deems insufficient action is being taken on the issue of climate change, it might cast a vote against the chair of the board and/or other key directors.
Ninety One typically supports shareholder proposals seeking to improve disclosures and transparency by companies facing material carbon risks. In line with its approach to any shareholder resolution, it will consider any climate-related resolution in the context of the individual business and the existing activities to climate risk. When reviewing a resolution, Ninety One also considers the progress made to date and commitments already disclosed by the company. It seeks to support resolutions which are appropriate, relevant and practical for the company in question and its regional context.
Protecting client capital – capital management and shareholder rights
A board’s authority to raise capital through the issuing of shares, and its ability to decide on how it allocates the income attributable to shareholders (dividend payments or share repurchases), represent an important vote on a set of different resolutions. In many cases, these resolutions are presented as renewable authorities.
While providing the board with flexibility, general authorities can result in a significant erosion of shareholder value. Therefore, Ninety One will apply constraining votes on general authorities, preferring that specific and well-motivated authorities are sought from time to time as needs arise. This is
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core to Ninety One’s duty to protect its clients’ capital. If there is any indication that these authorities have been used in a reckless and irresponsible manner, this will be reflected in the voting decisions relating to the leadership of the company.
Corporate actions arise from time to time which require shareholder approval. Ninety One will consider such situations on a case-by-case basis, through carefully assessing how the interests of its clients can be best served. Ninety One will actively oppose efforts on the part of management or significant shareholders to reduce the broader shareholder rights (anti- takeover measures, ‘poison pills’ and alterations to company constitutions). The presentation of such resolutions to shareholders is often an indication of a governance deficiency and should be accompanied by votes relating to the leadership of the company.
On authority to issue shares, Ninety One may:

■	Vote against the general authority to issue shares with an attached right of pre-emption of more than 33% of the issued share capital of the company.

■
Vote against the general authority to issue shares without attached right of  pre-emption of more than 10% of the issued share capital of the company. In the UK, Ninety One accepts a 20% issuance authority if it follows the Pre-Emption Rights Group principles.

■	Vote against any general authority to issue shares for cash above 5%.

■	Vote against any issue of shares for cash where the discount limit is more than 5%.

■	Vote against all general authorities where management has a record of destroying company value as assessed by Ninety One’s own investment process.

■	Vote against the issue of shares to option schemes that it has actively opposed, or where it has opposed the adoption of the remuneration report.

In a case where the company has been irresponsible with respect to the issuing of shares, Ninety One may not support the re-election of the chairperson and any incumbent directors and will not support any resolutions to issue shares.
Ninety One will not support any general authorities to issue shares where the share price is substantially below its intrinsic value. Ninety One will not support any general or specific authorities to issue shares if they are deemed to have the intention of intervening in the market for corporate control or establishing a control group in the company.
Ninety One will actively oppose any issue of shares where the underwriter is a holding company which could be perceived to be increasing its holding in the company through taking up  unsubscribed shares.
On the repurchase of shares, Ninety One will consider supporting the request when:

■	There is sufficient liquidity in the market.

■	The company has substantial cash resources and the repurchase scheme is a viable and tax-efficient method of returning cash to shareholders.

■	The company has a track record of cancelling treasury shares rather than re-issuing them to share option schemes (unless this intention has been declared in advance).

■	There is no conflict of interest with the company’s management incentive policy.

■	The share price at the time of the general authority is substantially below its intrinsic value as assessed by Ninety One’s own investment process.

■
There is a robust argument as to how the share repurchase scheme will add more value to shareholders than a cash dividend, repaying debt or making appropriate investments to enhance efficiency or expand operations.

■	The company has sufficient balance-sheet strength and cash resources not to place it under any form of financial strain.

If Ninety One has either supported or rejected a share repurchase scheme and the resolution has been carried, but management has used this authority in an improper manner, Ninety One may vote against the re-election of the chairperson of the company and incumbent directors. On dividends and capital distributions, Ninety One will vote against the payment of a dividend if it will clearly place the company under financial stress. If Ninety One determines that the company is withholding income from shareholders and not using surplus reserves to any productive pursuit, such as reducing debt, it will consider:

■	Making a symbolic vote against the adoption of the financial statements.

■	Voting against the re-election of incumbent directors.

Where a capital distribution is clearly being used to obfuscate another proposal by the company that diminishes shareholder rights, establishes an anti-takeover mechanism or results in any form of reduction in management accountability, Ninety One will vote against the linked resolution. On changes in shareholder rights via amendments to company constitutions, Ninety One will oppose any:

■	‘Poison pill’ proposals in any form.

■	Any resolutions that propose new share classes that have proportionately higher voting rights than existing share classes.

■	Any resolutions that absolve directors from either their fiduciary responsibilities to owners or their re-election through an ordinary resolution.

Audit and disclosure
Audits are among the most important protections for shareholders’ capital as well as for the company. Consequently, Ninety One attaches much importance to both the quality and the independence of the audit process. The financial statements audit offers credibility and comfort to all stakeholders. The board is responsible for presenting a fair, balanced and understandable view of the financial position of the company. Therefore, it relies on both a robust internal and external audit process as well as employing an appropriate level of oversight.
When voting on resolutions relating to the appointment of auditors, Ninety One considers the suitability of the auditor on a case-by-case basis, considering the context of the business, the market and its respective laws. Ninety One recognises the importance of a healthy, competitive audit
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market, but does not expressly take a view on whether companies should use small or large audit firms. Ninety One will also consider the total fee for the audit, which should also not make up a significant portion of the audit firm’s total turnover.
Non-audit work is sometimes necessary but should be kept to a minimum and require prior audit committee approval. The detail around the fees related to both audit and non-audit work should be disclosed to shareholders.
Ninety One may vote against the re-election of the auditor if:

■	There are repeated and material misstatements in the annual financial statements.

■
A disproportionate (+40%) amount of the auditor’s total fee over the previous three years is derived from non-audit services. In markets where it is not required or best practice to disclose non-audit fees, Ninety One aims to engage with companies to encourage such disclosure.

■	The auditor is engaged with conducting the internal audit.

■
The auditor has been in place for more than 10 years and there has not been a recent tender process and there are no plans to put the audit out to tender. This may also result in the withdrawal of support for the audit committee chairperson.

Accurate, timely and full disclosure is essential to Ninety One’s investment and capital-allocation process. Appropriate disclosures allow us to evaluate continuously a company’s position, engage with management and better understand it. In alignment with international standards, disclosure should be honest, unbiased, balanced, material, clear, complete, relevant, inclusive, consistent, comparable and timely.
Ninety One may vote against the approval of the financial statements resolution when:

■	There is a clear deficiency in information.

■	There has been an attempt to hide or obfuscate materials.

■	There are serious omissions, or there has been an audit qualification.

Ninety One may vote against specific transactions where there appears to be a material deficiency with respect to the information provided to shareholders.
B-5

APPENDIX C
Ratings Definitions
Below are summaries of the ratings definitions used by some of the rating organizations. Those ratings represent the opinion of the rating organizations as to the credit quality of the issues that they rate. The summaries are based upon publicly available information provided by the rating organizations.
Ratings of Long-Term Obligations and Preferred Stocks — The Fund utilizes ratings provided by rating organizations in order to determine eligibility of long-term obligations. The ratings described in this section may also be used for evaluating the credit quality for preferred stocks.
Credit ratings typically evaluate the safety of principal and interest payments, not the market value risk of bonds. The rating organizations may fail to update a credit rating on a timely basis to reflect changes in economic or financial conditions that may affect the market value of the security. For these reasons, credit ratings may not be an accurate indicator of the market value of a bond.
The four highest Moody’s ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. Obligations rated A are judged to be upper-medium grade and are subject to low credit risk. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and, as such, may possess certain speculative characteristics.
Moody’s ratings of Ba, B, Caa, Ca and C are considered below investment grade. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be speculative, of poor standing and subject to very high credit risk. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest. Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
The four highest S&P Global ratings for long-term obligations are AAA, AA, A and BBB. An obligation rated AAA has the highest rating assigned by S&P Global and indicates that the obligor’s capacity to meet its financial commitments on the obligation is extremely strong. An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong. An obligation rated BBB exhibits adequate protection parameters; however, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
S&P Global ratings of BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation. An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P Global expects default to be a virtual certainty, regardless of the anticipated time to default. An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher. An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to D if it is subject to a distressed debt restructuring. An SD (selective default) rating is assigned when S&P Global believes that the obligor has selectively defaulted on a specific issue or class of obligations, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
The four highest ratings for long-term obligations by Fitch Ratings are AAA, AA, A and BBB. Obligations rated AAA are deemed to be of the highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. Obligations rated AA are deemed to be of very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. Obligations rated A are deemed to be of high credit quality. An A rating denotes expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings. Obligations rated BBB are deemed to be of good credit
C-1

quality. BBB ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity. This is the lowest investment grade category.
Fitch’s ratings of BB, B, CCC, CC, C, RD and D are considered below investment grade or speculative grade. Obligations rated BB are deemed to be speculative. BB ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met. Obligations rated B are deemed to be highly speculative. B ratings indicate that material credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, the capacity for continued payment is vulnerable to deterioration in the business and economic environment. CCC ratings indicate that substantial credit risk is present. CC ratings indicate very high levels of credit risk. C indicates exceptionally high levels of credit risk Obligations rated C indicate a default or default-like process had begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Ratings in the categories of ‘CCC’, ‘CC’, and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only. Conditions that are indicative of a C category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; (c) the formal announcement by the issuer or their agent of a distressed debt exchange; or (d) a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent. Obligations rated RD indicate an issuer that, in Fitch Ratings’ opinion, has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or (d) ordinary execution of a distressed debt exchange on one or more material financial obligations. Obligations rated D indicate an issuer that, in Fitch Ratings’ opinion, has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange. In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA obligation rating category, or to corporate finance obligation ratings in the categories below CCC.
Ratings of Municipal Obligations — Moody’s ratings for short-term investment-grade municipal obligations are designated Municipal Investment Grade (MIG or VMIG in the case of variable rate demand obligations) and are divided into three levels — MIG/VMIG 1, MIG/VMIG 2, and MIG/VMIG 3. The MIG/VMIG 1 designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing. The MIG/VMIG 2 designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group. The MIG/VMIG 3 designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established. An SG designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
S&P Global uses SP-1, SP-2, SP-3, and D to rate short-term municipal obligations. A rating of SP-1 denotes a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. A rating of SP-2 denotes a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. A rating of SP-3 denotes a speculative capacity to pay principal and interest. A rating of D is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Ratings of Short-Term Obligations — Moody’s short-term ratings, designated as P-1, P-2, P-3, or NP, are opinions of the ability of issuers to honor short-term financial obligations that generally have an original maturity not exceeding thirteen months. The rating P-1 (Prime-1) is the highest short-term rating assigned by Moody’s and it denotes an issuer (or supporting institution) that has a superior ability to repay short-term debt obligations. The rating P-2 (Prime-2) denotes an issuer (or supporting institution) that has a strong ability to repay short-term debt obligations. The rating P-3 (Prime-3) denotes an issuer (or supporting institution) that has an acceptable ability to repay short-term obligations. The rating NP (Not Prime) denotes an issuer (or supporting institution) that does not fall within any of the Prime rating categories.
S&P Global short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that typically means obligations with an original maturity of no more than 365 days. A short-term obligation rated A-1 is rated in the highest category by S&P Global and indicates that the obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation. A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such
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payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed debt restructuring. An SD rating is assigned when S&P Global believes that the obligor has selectively defaulted on a specific issue or class of obligations, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.
Fitch Rating’s Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. A rating of F1 denotes an obligation of the highest short-term credit quality. It indicates the strongest intrinsic capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature. A rating of F2 denotes good short-term credit quality. It indicates a good intrinsic capacity for timely payment of financial commitments. A rating of F3 denotes fair short-term credit quality. It indicates that the intrinsic capacity for timely payment of financial commitments is adequate. A rating of B denotes an obligation that is of speculative short-term credit quality, indicating minimal capacity for timely payment of financial commitments as well as heightened vulnerability to near term adverse changes in financial and economic conditions. A rating of C denotes a high short-term default risk, and indicates that default is a real possibility. A rating of RD indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. RD is typically applicable to entity ratings only. A rating of D indicates a broad-based default event for an entity, or the default of a short-term obligation.
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APPENDIX D
GLOSSARY

American Beacon or the Manager	American Beacon Advisors, Inc.
Beacon Funds or Trust	American Beacon Funds
Board	Board of Trustees
Brexit	The United Kingdom’s departure from the European Union
CCO	Chief Compliance Officer
CDSC	Contingent Deferred Sales Charge
CFTC	Commodity Futures Trading Commission
CPO	Commodity Pool Operator
Denial of Services	A cybersecurity incident that results in customers or employees being unable to access electronic systems
Dividends	Distributions from a Fund’s net investment income
Dodd-Frank Act	Dodd-Frank Wall Street Reform and Consumer Protection Act
DRD	Dividends-received deduction.
ETF	Exchange-Traded Fund
ETN	Exchange-Traded Note
EU	European Union
FINRA	Financial Industry Regulatory Authority, Inc.
Forwards	Forward Currency Contracts
Holdings Policy	Policies and Procedures for Disclosure of Portfolio Holdings
Internal Revenue Code	Internal Revenue Code of 1986, as amended
Investment Company Act	Investment Company Act of 1940, as amended
IRA	Individual Retirement Account
IRS	Internal Revenue Service
Junk Bonds	High yield, non-investment grade bonds
LOI	Letter of Intent
Management Agreement	A Fund’s Management Agreement with the Manager
Manager	American Beacon Advisors, Inc.
Moody’s	Moody’s Investors Service, Inc.
NAV	Net asset value
NDF	Non-deliverable forward contracts
NYSE	New York Stock Exchange
OID	Original Issue Discount
OTC	Over-the-Counter
Proxy Policy	Proxy Voting Policy and Procedures
QDI	Qualified Dividend Income
RIC	Regulated Investment Company
S&P Global	S&P Global Ratings
SAI	Statement of Additional Information
SEC	Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended
State Street	State Street Bank and Trust Co.
TIPS	Treasury Inflation Protected Securities
Trustee Retirement Plan	Trustee Retirement and Trustee Emeritus and Retirement Plan
UK	United Kingdom
D-1

American Beacon

PROSPECTUS
February 21, 2025

Share Class
	Y	R6	R5
American Beacon Ninety One Global Franchise Fund	ZGFAX	ZGFRX	ZGFIX
American Beacon Ninety One International Franchise Fund	ZIFAX	ZIFRX	ZIFIX
This Prospectus contains important information you should know about investing, including information about risks. Please read it before you invest and keep it for future reference.
3ot approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

American Beacon Ninety One Global Franchise FundSM
Investment Objective
The Fund’s investment objective is long-term capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. More information  is available from your financial professional and in “Choosing Your Share Class” on page 26 of the Prospectus.
Shareholder Fees (fees paid directly from your investment)

Share Class	Y	R6	R5
Maximum sales charge imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Share Class	Y	R6	R5
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses[1]	0.19%	0.09%	0.12%
Total Annual Fund Operating Expenses[2]	0.94%	0.84%	0.87%
Fee Waiver and/or expense reimbursement[3]	(0.09%)	(0.02%)	(0.02%)
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	0.85%	0.82%	0.85%
1	Other Expenses are based on estimated expenses for the current fiscal year.
2	The Fund is the successor to the Ninety One Global Franchise Fund (the “Predecessor Fund”), pursuant to a reorganization that occurred on November 15, 2024 (“Closing Date”), in which the Y Class and the R5 Class shares of the Fund adopted the financial statements and performance history of the A Shares and I Shares, respectively, of the Predecessor Fund. The Total Annual Fund Operating Expenses of the Fund’s Y Class and R5 Class shares do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights for the A Shares and I Shares, respectively, of the Predecessor Fund, but instead reflect the Fund’s estimated expenses.
3	American Beacon Advisors, Inc. (the “Manager”) has contractually agreed to waive fees and/or reimburse expenses of the Fund’s Y Class, R6 Class, and R5 Class shares, as applicable, through November 30, 2027 to the extent that Total Annual Fund Operating Expenses exceed 0.85% for the Y Class, 0.82% for the R6 Class, and 0.85% for the R5 Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Fund’s Board of Trustees. The Manager will itself waive fees and/or reimburse expenses of the Fund to maintain the contractual expense ratio caps for each applicable class of shares or make arrangements with other service providers to do so. The Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the Example reflects the fee waiver/expense reimbursement arrangement for each share class through November 30, 2027. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

Share Class	1 Year	3 Years
Y	$87	$271
R6	$84	$262
R5	$87	$271
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or ‘‘turns over’’ its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. The Predecessor Fund’s portfolio turnover rate for the fiscal year ended October 31, 2024 was 28% of the average value of the Predecessor Fund’s portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of companies that the sub-advisor believes have recognized franchise or brand value. Companies with recognized franchise or brand value are those that the sub-advisor believes have: enduring competitive advantages, dominant market positions in stable growing industries, low sensitivity to the economic and market cycle, healthy balance sheets and low capital intensity, and sustainable cash generation and effective capital allocation.
Under normal circumstances, the Fund invests in at least three countries, including the  U.S., and invests at least 40% of its total assets in securities of non-U.S. companies. The Fund considers a company to be a  non-U.S. company if: (i) at least 50% of the company’s assets are located outside of the U.S.; (ii) at least 50% of the company’s revenue is generated outside of the U.S.; (iii) the company is organized or maintains its principal place of business outside of the U.S.; or (iv) the company’s securities are traded principally outside of the U.S. The Fund may invest in companies located in both developed and emerging market countries.
Prospectus – Fund Summary1

The equity securities in which the Fund invests are primarily common stocks, but may also include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs” and, together with ADRs and EDRs, “Depositary Receipts”), and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. The Fund’s investments in equity securities may be denominated in foreign currencies, and the Fund may invest directly in foreign currencies. Although the Fund may invest in securities of companies with any market capitalization, the Fund generally invests in medium and large capitalization companies. The securities of companies held by the Fund may exhibit characteristics of either value stocks or growth stocks during the time they are held by the Fund. The Fund typically invests in securities of approximately 25-40 companies.
In selecting investments for the Fund, the sub-advisor uses a fundamental research process to seek to identify companies that have key characteristics focusing on return on capital, growth, cash flow and valuation relative to other global stocks.
The sub-advisor will consider whether to sell an investment using the same fundamental research process it uses to identify potential purchases. The sub-advisor may sell a security for a variety of reasons, such as because it becomes overvalued or shows deteriorating fundamentals, or to invest in a company believed by the sub-advisor to offer a superior investment opportunity.
The sub-advisor’s investment process incorporates environmental, social and/or governance (“ESG”) analysis as a consideration in the assessment of potential portfolio investments. However, as ESG information is just one investment consideration, ESG considerations are not solely determinative in any investment decision made. In addition, the sub-advisor does not use ESG considerations to limit, restrict or otherwise exclude companies or sectors from the Fund’s investment universe. The sub-advisor may use ESG research and/or ratings information provided by one or more third parties in performing this analysis and considering ESG risks.
Although the Fund seeks investments across a number of sectors, from time to time, the Fund may have significant positions in particular sectors, including the Information Technology sector. However, as the sector composition of the Fund’s portfolio changes over time, the Fund’s exposure to the Information Technology sector may be lower at a future date, and the Fund’s exposure to other market sectors may be higher.
The Fund may have significant exposure to issuers located in, or with economic ties to, Europe. However, as the geographic composition of the Fund’s portfolio changes over time, the Fund’s exposure to Europe may decline, and the Fund’s exposure to other geographic areas may increase.
The Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of issuers.
The Fund may invest cash balances in other investment companies, including a government money market fund advised by the Manager, with respect to which the Manager receives a management fee. The Fund may seek to earn additional income by lending its securities to certain qualified broker-dealers and institutions.
Principal Risks
There is no assurance that the Fund will achieve its investment objectives, and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
Currency Risk
The Fund may have exposure to foreign currencies. Foreign currencies may fluctuate significantly over short periods of time, may be affected unpredictably by intervention, or the failure to intervene, of the  U.S. or foreign governments or central banks, and may be affected by currency controls or political developments in the U.S. or abroad. Foreign currencies may also decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund’s investments.
Cybersecurity and Operational Risk
Operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents may negatively impact the Fund, its service providers and third-party fund distribution platforms, including the ability of shareholders to transact in the Fund’s shares, and result in financial losses. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Fund or its service providers, as well as securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Fund or its service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. The Fund cannot control the cybersecurity and operational plans and systems of its service providers, its counterparties or the issuers of securities in which the Fund invests. The issuers of the Fund’s investments are likely to be dependent on computers for their operations and require ready access to their data and the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of the Fund’s investments, leading to significant loss of value.
Emerging Markets Risk
When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political or economic uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions and other restrictions on investment; delays and disruptions in securities clearing and settlement procedures; and significant limitations on investor rights and recourse. The governments of emerging market countries may also be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. In addition, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing, financial reporting and recordkeeping standards and requirements comparable to those to which U.S. companies are subject.
Environmental, Social, and/or Governance Investing Risk
The use of environmental, social, and/or governance (“ESG”) considerations by  the sub-advisor may cause the Fund to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. As with the use of any investment considerations involved in investment decisions, there is no guarantee that the use of any ESG investment considerations will result in the selection of issuers that will outperform other issuers or help reduce risk in the Fund. The Fund may underperform funds that do not incorporate these considerations or incorporate different ESG considerations. Although the  sub-advisor has established its own process to oversee ESG integration in accordance with the Fund’s strategies, successful integration of ESG factors will depend on the  sub-advisor’s skill in researching, identifying, and applying these factors, as well as on the availability of relevant
2Prospectus – Fund Summary

data. The sub-advisor may use ESG research and/or ratings information provided by one or more third parties in performing this analysis and considering ESG risks. The regulatory landscape with respect to ESG investing in the United States is evolving and any future rules or regulations may require the Fund to change its investment process with respect to the integration of ESG factors.
Equity Investments Risk
Equity securities represent ownership interests in companies and are subject to investment risk, issuer risk and market risk. In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The Fund may experience a significant or complete loss on its investment in an equity security. In addition, stock prices may be particularly sensitive to rising interest rates, which increase borrowing costs and the costs of capital.  The Fund may invest in the following equity securities, which may expose the Fund to the following additional risks:

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Common Stock Risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

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Depositary Receipts Risk. Depositary receipts are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity, more volatility, less government regulation and supervision and delays in transaction settlement.

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U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges Risk. Foreign (non-U.S.) companies that list their stocks on U.S. exchanges may be exempt from certain accounting and corporate governance standards that apply to U.S. companies that list on the same exchange. Performance of these stocks can be impacted by political and financial instability in the home country of a particular foreign company, and delisting of these stocks could impact the  Fund‘s ability to transact in such securities and could significantly impact their liquidity and market price.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks may include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing, recordkeeping and financial reporting standards, (5) greater volatility, (6) different government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays or failures in transaction payment and settlement in some foreign markets. Additionally, trading in foreign markets generally involves higher transaction costs than trading in U.S. markets. The Fund’s investment in a foreign issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with that country, including tariffs, trade disputes and sanctions. Global economic and financial markets have become increasingly interconnected and conditions (including recent volatility, terrorism, war and political instability) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Franchise Investing Risk
Franchise companies may be adversely affected by, among other factors, changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, government regulation and economic conditions both individually and across an industry. As a result of its investments in franchise companies, the Fund may be negatively impacted to a greater extent than if the Fund’s assets were invested more broadly in a number of types of companies.
Geographic Concentration Risk
From time to time, based on market or economic conditions, the Fund may invest a significant portion of its assets in the securities of issuers located in, or with significant economic ties to, a single country or geographic region, which could increase the risk that economic, market, political, business, regulatory, diplomatic, social and environmental conditions in that particular country or geographic region may have a significant impact on the Fund’s performance. Investing in such a manner could cause the Fund’s performance to be more volatile than the performance of more geographically diverse funds. A decline in the economies or financial markets of one country or region may adversely affect the economies or financial markets of another.

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European Securities Risk. The Fund’s performance may be affected by political, social and economic conditions in Europe, such as growth of economic output (the gross national product of the countries in the region), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries, the monetary exchange rates between European countries, and conflict between European countries. The European financial markets have experienced and may continue to experience volatility and adverse trends due to concerns relating to economic downturns; rising government debt levels and the possible default on government debt; national unemployment in several European countries; public health crises; political unrest; economic sanctions; inflation; energy crises; and war and military conflict, such as the Russian invasion of Ukraine. A default or debt restructuring by any European country could adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in other countries. Such a default or debt restructuring could affect exposures to European countries. In addition, issuers have faced difficulties obtaining credit or refinancing existing obligations, and financial markets have experienced extreme volatility and declines in asset values and liquidity. These events have affected the exchange rate of the Euro and may continue to significantly affect European countries.

Responses to financial problems by European governments, central banks, and others, including austerity measures and other reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or may have unintended consequences. The Fund makes investments in securities of issuers that are domiciled in member states of the European Union (the “EU”). The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. One or more countries may abandon the Euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching. The United Kingdom’s withdrawal from the EU could be an indication that one or more other countries may withdraw from the EU and/or abandon the Euro. These events and actions have affected, and may in the future affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-EU member states.

The continuing effects on the economies of European countries of the Russia/Ukraine war and Russia’s response to sanctions imposed by the  U.S., EU, UK and others, are impossible to predict, but have been and could continue to be significant. For example, exports in Eastern Europe have been disrupted for certain key commodities, pushing commodity prices to record highs. Also, both wholesale energy prices and energy prices charged to consumers in Europe have increased significantly.

Growth Companies Risk
Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met or decrease, the prices of these stocks may decline, sometimes sharply, even if earnings showed an absolute increase. The Fund’s investments in growth companies may be more sensitive to company earnings and more volatile than the market in general primarily because their stock prices are based heavily on future expectations. If an assessment of the prospects for a company’s growth is incorrect, then the price of the company’s stock may fall or not approach the value placed on it. Growth company stocks may also lack the dividend yield that can cushion stock price declines in market downturns.
Prospectus – Fund Summary3

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.
Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.
Large-Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and, at times, such companies may be out of favor with investors. Many larger-capitalization companies also may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion.
Market Risk
The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, such as changes in interest or inflation rates, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods.
Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.
The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

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Recent Market Events Risk. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Fund may be increased.
Although interest rates were unusually low in the  U.S. and abroad for a period of time, in 2022, the U.S. Federal Reserve (the “Federal Reserve”) and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks have started to lower interest rates, though economic or other factors, such as inflation, could stop such changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or foreign central banks to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.
Some countries, including the U.S., have adopted more protectionist trade policies. Slowing global economic growth, imposition of tariffs and resulting impacts on global prices and supply chains; the rise in protectionist trade policies, inflationary pressures, changes to some major international trade agreements, risks associated with trade negotiations between countries and regions, including the U.S. and certain foreign nations, political or economic dysfunction within some nations, including the U.S., and dramatic changes in commodity and currency prices could have adverse effects that cannot be foreseen at the present time. In addition, if the U.S. dollar continues to be strong, it may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.
Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities in the Middle East and between Russia and Ukraine, and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.
Regulators in the  U.S. have adopted a number of changes to regulations involving the markets and issuers, some of which apply to the Fund. The full effect of various newly adopted regulations is not currently known. Certain of these changes could limit the Fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the Fund to operate, which may impact performance.  Additionally, it is possible that recently adopted regulations could be further revised or rescinded, which creates material uncertainty on their impact to the Fund.
Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

4Prospectus – Fund Summary

Market Timing Risk
The Fund is subject to the risk of market timing activities by investors due to the nature of the Fund’s investments, which requires the Fund, in certain instances, to fair value certain of its investments. Some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the net asset value (“NAV”) of the Fund’s shares. Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the ability to execute efficient investment strategies.
Mid-Capitalization Companies Risk
Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility, which at times can be rapid and unpredictable, than investing in larger-capitalization and more established companies. Since mid-capitalization companies may have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to changes in overall economic conditions, interest rates, borrowing costs and earnings.
Non-Diversification Risk
The Fund is non-diversified, which means it may focus its investments in the securities of a comparatively small number of issuers. Investments in securities of a limited number of issuers exposes the Fund to greater market risk, price volatility and potential losses than if assets were diversified among the securities of a greater number of issuers.   Because the Fund may have a focused portfolio of fewer companies than other funds, including both diversified and non-diversified funds, the increase or decrease of the value of a single investment may have a greater impact on the Fund’s net asset value (“NAV”) and total return when compared to other funds.
Other Investment Companies Risk
To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund’s direct fees and expenses. To the extent the Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. The Fund will be subject to the risks associated with investments in those companies, including but not limited to the following:

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Government Money Market Funds Risk. Investments in government money market funds are subject to interest rate risk, credit risk, and market risk. Interest rate risk is the risk that rising interest rates could cause the value of such an investment to decline.   Credit risk is the risk that the issuer, guarantor or insurer of an obligation, or the  counterparty to a transaction, may fail or become less able or unwilling, to make timely payment of interest or principal or otherwise honor its obligations, or that it may default completely.

Redemption Risk
The Fund may experience periods of high levels of redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Heavy redemptions could hurt the Fund’s performance. The sale of assets to meet redemption requests may create net capital gains, which could cause the Fund to have to distribute substantial capital gains. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund. In addition, redemption risk is heightened during periods of declining or illiquid markets. During periods of heavy redemptions, the Fund may borrow funds through the interfund credit facility or from a bank line of credit, which may increase costs.
Sector Risk
When the Fund focuses its investments in certain sectors of the economy, its performance could fluctuate more widely than if the Fund were invested more evenly across sectors. Issuers in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Additionally, individual sectors may be more volatile, and may perform differently, than the broader market. As the Fund’s portfolio changes over time, the Fund’s exposure to a particular sector may become higher or lower.

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Information Technology Sector Risk. The Information Technology sector includes companies engaged in software and services, technology hardware and storage peripherals, electronic equipment and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the Information Technology sector also may be subject to increased government scrutiny or adverse government or regulatory action. Additionally, companies in the Information Technology sector are heavily dependent on intellectual property and the loss of patent, copyright or trademark protections may adversely affect the profitability of these companies. The market prices of information technology-related securities tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risks: (i) the securities in which the Fund reinvests cash collateral may decrease in value, causing the Fund to incur a loss, or may not perform sufficiently to cover the Fund’s payment to the borrower of a pre-negotiated fee or “rebate” for the use of that cash collateral in connection with the loan; (ii) non-cash collateral may decline in value, resulting in the Fund becoming under-secured; (iii) delays may occur in the recovery of loaned securities from borrowers, which could result in the Fund being unable to vote proxies or settle transactions or cause the Fund to incur increased costs; and (iv) if the borrower becomes subject to insolvency or similar proceedings, the Fund could incur delays in its ability to enforce its rights in its collateral.
Securities Selection Risk
Securities selected for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to its performance index(es), or other funds with similar investment objectives or strategies.
Valuation Risk
Certain of the Fund’s assets may be valued at a price different from the price at which they can be sold. This risk may be especially pronounced for investments that are illiquid or may become illiquid, or securities that trade in relatively thin markets and/or markets that experience extreme volatility. The valuation of the Fund’s investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
Prospectus – Fund Summary5

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic or full value may never be realized by the market, that a stock judged to be undervalued may be appropriately priced, or that their prices may decline. Although value stocks tend to be inexpensive relative to their earnings, they can continue to be inexpensive for long periods of time. The Fund’s investments in value stocks seek to limit potential downside price risk over time; however, value stock prices still may decline substantially. In addition, the Fund may produce more modest gains as a trade-off for this potentially lower risk. The Fund’s investment in value stocks could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.
Fund Performance
The bar chart and table below provide an indication of risk by showing changes in the Fund’s performance over time. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns compare to a broad-based securities market index, for the periods indicated. The Fund acquired the Ninety One Global Franchise Fund, a series of The Advisors’ Inner Circle Fund III (“Predecessor Fund”), in a reorganization that closed on November 15, 2024. In connection with that reorganization,  the R5 Class shares of the Fund have adopted the performance history and financial statements of the I Shares of the Predecessor Fund, and the  Y Class shares of the Fund have adopted the performance history and financial statements of the A Shares of the Predecessor Fund. The bar chart and the table below show the performance of the Fund’s R5 Class shares for all periods. In the bar chart and table below, the performance of the Fund’s   R5 Class shares for periods prior to November 18, 2024 reflects the returns of the Predecessor Fund’s I Shares. In the table below, the performance of the Fund’s Y Class shares for periods prior to November 18, 2024 reflects the returns of the Predecessor Fund’s A Shares. The performance of the Fund’s Y Class shares differs from the performance of the A Shares of the Predecessor Fund to the extent that the performance of the A Shares reflected the deduction of applicable sales charges for applicable periods.
The R6 Class shares of the Fund began operations on November 18, 2024. In the table below, the performance of the R6 Class shares for periods prior to November 18, 2024 reflects the returns of the I Shares of the Predecessor Fund. The R6 Class shares would have had similar annual returns to the I Shares of the Predecessor Fund because the shares of each class represent investments in the same portfolio securities. However, the I Shares of the Predecessor Fund had different expenses than the R6 Class shares, which would affect performance. To the extent that the I Shares of the Predecessor Fund had lower expenses than the R6 Class shares of the Fund, the performance of the I Shares of the Predecessor Fund would likely have been higher than the performance the R6 Class shares of the Fund would have realized during the same period. The performance of the R6 Class shares shown in the table has not been adjusted for differences in operating expenses between that share class and the I Shares of the Predecessor Fund.
You may obtain updated performance information on the Fund’s website at  www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for R5 Class Shares. Year Ended 12/31
Highest Quarterly Return: 16.67% 2nd Quarter 2020 01/01/2018 Through 12/31/2024 Lowest Quarterly Return: -13.55% 2nd Quarter 2022 01/01/2018 Through 12/31/2024
Average annual total returns for periods ended December 31, 2024

	Inception Date	1 Year	5 Years	Since Inception (12/11/2017)
R5 Class	12/11/2017
Returns Before Taxes		7.83%	7.86%	8.84%
Returns After Taxes on Distributions		7.77%	7.79%	8.72%
Returns After Taxes on Distributions and Sales of Fund Shares		4.67%	6.19%	7.08%

	Inception Date	1 Year	5 Years	Since Inception (09/28/2018)	Since Inception (12/11/2017)
Share Class (Before Taxes)
Y	09/28/2018	7.66%	7.62%	8.61%	N/A
R6	11/18/2024	7.80%	7.86%	N/A	8.83%

	1 Year	5 Years	Since Inception (From Inception Date of Y Class Shares) (09/28/2018)	Since Inception (From Inception Date of R5 Class and R6 Class Shares) (12/11/2017)
Index (Reflects no deduction for fees, expenses or taxes, other than withholding taxes, as noted)
MSCI® ACWI Index (USD)*	17.49%	10.06%	9.65%	9.35%
*	Reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident individuals who do not benefit from double taxation treaties.
6Prospectus – Fund Summary

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you are a tax-exempt entity or hold your Fund shares through a tax-deferred arrangement, such as an  individual retirement account (“IRA”) or a 401(k) plan, the after-tax returns do not apply to your situation. After-tax returns are shown only for R5 Class shares of the Fund; after-tax returns for other share classes will vary.
Management
The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.
Sub-Advisor
The Fund’s investment sub-advisor is Ninety One North America, Inc.
Portfolio Managers

Ninety One North America, Inc.	Elias Erickson Portfolio Manager Since 2024[1]	Clyde Rossouw Portfolio Manager[2] Since Fund Inception (2017)[3]
	Abrie Pretorius Portfolio Manager Since 2024[1]	Paul Vincent Portfolio Manager[4] Since 2024[1]
1	Includes Predecessor Fund.
2	The position shown for the indicated portfolio manager is held with Ninety One SA (Pty) Ltd., a participating affiliate of Ninety One North America, Inc.
3	Predecessor Fund inception date.
4	The position shown for the indicated portfolio manager is held with Ninety One UK Ltd., a participating affiliate of Ninety One North America, Inc.
Purchase and Sale of Fund Shares
You may buy or sell shares of the Fund through a retirement plan, an investment professional, a broker-dealer, or other financial intermediary. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open, at the Fund’s net asset value (“NAV”) per share next calculated after your order is received in proper form, subject to any applicable sales charge. The Manager may, in its sole discretion, allow certain individuals to invest directly in the Fund. For more information regarding eligibility to invest directly please see “About Your Investment - Purchase and Redemption of Shares.”

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
Y	$100,000	$50	None
R6	None	$50	None
R5	$250,000	$50	None
Tax Information
Dividends, capital gains distributions, and other distributions, if any,  that you receive as a result of your investment in the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is  tax-deferred,  such as an individual retirement account (“IRA”) or a 401(k) plan (in which case you may be taxed later, upon the withdrawal of your investment from such account or plan).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor, Resolute Investment Distributors, Inc., or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.
Prospectus – Fund Summary7

American Beacon Ninety One International Franchise FundSM
Investment Objective
The Fund’s investment objective is long-term capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. More information  is available from your financial professional and in “Choosing Your Share Class” on page 26 of the Prospectus.
Shareholder Fees (fees paid directly from your investment)

Share Class	Y	R6	R5
Maximum sales charge imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
	Y	R6	R5
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses[1]	5.65%	5.55%	5.58%
Total Annual Fund Operating Expenses[2]	6.40%	6.30%	6.33%
Fee Waiver and/or expense reimbursement[3]	(5.48%)	(5.48%)	(5.48%)
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	0.92%	0.82%	0.85%
1	Other Expenses are based on estimated expenses for the current fiscal year.
2	The Fund is the successor to the Ninety One International Franchise Fund (the “Predecessor Fund”), pursuant to a reorganization that occurred on November 15, 2024 (“Closing Date”), in which the R5 Class shares of the Fund adopted the financial statements and performance history of the I Shares of the Predecessor Fund. The Total Annual Fund Operating Expenses of the Fund’s R5 Class shares do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights for the I Shares of the Predecessor Fund, but instead reflect the Fund’s estimated expenses.
3	American Beacon Advisors, Inc. (the “Manager”) has contractually agreed to waive fees and/or reimburse expenses of the Fund’s Y Class, R6 Class, and R5 Class shares, as applicable, through November 30, 2027 to the extent that Total Annual Fund Operating Expenses exceed 0.92% for the Y Class, 0.82% for the R6 Class, and 0.85% for the R5 Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Fund’s Board of Trustees. The Manager will itself waive fees and/or reimburse expenses of the Fund to maintain the contractual expense ratio caps for each applicable class of shares or make arrangements with other service providers to do so. The Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the Example reflects the fee waiver/expense reimbursement arrangement for each share class through November 30, 2027. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years
Y	$94	$293
R6	$84	$262
R5	$87	$271
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or ‘‘turns over’’ its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. The Predecessor Fund’s portfolio turnover rate for the fiscal year ended October 31, 2024 was 8% of the average value of the Predecessor Fund’s portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of companies that the sub-advisor believes have recognized franchise or brand value. Companies with recognized franchise or brand value are those that the sub-advisor  believes have: enduring competitive advantages, dominant market positions in stable growing industries, low sensitivity to the economic and market cycle, healthy balance sheets and low capital intensity, and sustainable cash generation and effective capital allocation.
Under normal circumstances, the Fund invests in at least three countries, and invests at least 40% of its total assets in securities of  non-U.S. companies. If conditions are not favorable, the Fund will invest at least 30% of its total assets in securities of non-U.S. companies. The Fund considers a company to be a non-U.S. company if: (i) at least 50% of the company’s assets are located outside of the U.S.; (ii) at least 50% of the company’s revenue is generated outside of the U.S.; (iii) the company is organized or maintains its principal place of business outside of the U.S.; or (iv) the company’s securities are traded principally outside of the U.S. The Fund may invest in companies located in both developed and emerging market countries.
8Prospectus – Fund Summary

The equity securities in which the Fund invests are primarily common stocks, but may also include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs” and, together with ADRs and EDRs, “Depositary Receipts”), and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. The Fund’s investments in equity securities may be denominated in foreign currencies, and the Fund may invest directly in foreign currencies. Although the Fund may invest in securities of companies with any market capitalization, the Fund generally invests in medium and large capitalization companies. The securities of companies held by the Fund may exhibit characteristics of either value stocks or growth stocks during the time they are held by the Fund. The Fund typically invests in securities of approximately 25-40 companies.
In selecting investments for the Fund, the sub-advisor uses a fundamental research process to seek to identify companies that have key characteristics focusing on return on capital, growth, cash flow and valuation relative to other international stocks.
The sub-advisor will consider whether to sell an investment using the same fundamental research process it uses to identify potential purchases. The sub-advisor may sell a security for a variety of reasons such as because it becomes overvalued or shows deteriorating fundamentals, or to invest in a company believed by the sub-advisor to offer superior investment opportunities.
The sub-advisor’s investment process incorporates environmental, social and/or governance (“ESG”) analysis as a consideration in the assessment of potential portfolio investments. However, as ESG information is just one investment consideration, ESG considerations are not solely determinative in any investment decision made. In addition, the sub-advisor does not use ESG considerations to limit, restrict or otherwise exclude companies or sectors from the Fund’s investment universe. The sub-advisor may use ESG research and/or ratings information provided by one or more third parties in performing this analysis and considering ESG risks.
Although the Fund seeks investments across a number of sectors, from time to time, the Fund may have significant positions in particular sectors, including the Information Technology sector. However, as the sector composition of the Fund’s portfolio changes over time, the Fund’s exposure to the Information Technology sector may be lower at a future date, and the Fund’s exposure to other market sectors may be higher.
The Fund may have significant exposure to issuers located in, or with economic ties to, Europe and the Pacific Basin (which includes, among others, Japan, Australia, Taiwan and Hong Kong). However, as the geographic composition of the Fund’s portfolio changes over time, the Fund’s exposure to Europe and/or the Pacific Basin may decline, and the Fund’s exposure to other geographic areas may increase.
The Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of issuers.
The Fund may invest cash balances in other investment companies, including a government money market fund advised by the Manager, with respect to which the Manager receives a management fee. The Fund may seek to earn additional income by lending its securities to certain qualified broker-dealers and institutions.
Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
Currency Risk
The Fund may have exposure to foreign currencies. Foreign currencies may fluctuate significantly over short periods of time, may be affected unpredictably by intervention, or the failure to intervene, of the  U.S. or foreign governments or central banks, and may be affected by currency controls or political developments in the U.S. or abroad. Foreign currencies may also decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund’s investments.
Cybersecurity and Operational Risk
Operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents may negatively impact the Fund, its service providers and third-party fund distribution platforms, including the ability of shareholders to transact in the Fund’s shares, and result in financial losses. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Fund or its service providers, as well as securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Fund or its service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. The Fund cannot control the cybersecurity and operational plans and systems of its service providers, its counterparties or the issuers of securities in which the Fund invests. The issuers of the Fund’s investments are likely to be dependent on computers for their operations and require ready access to their data and the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of the Fund’s investments, leading to significant loss of value.
Emerging Markets Risk
When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political or economic uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions and other restrictions on investment; delays and disruptions in securities clearing and settlement procedures; and significant limitations on investor rights and recourse. The governments of emerging market countries may also be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. In addition, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing, financial reporting and recordkeeping standards and requirements comparable to those to which U.S. companies are subject.
Environmental, Social, and/or Governance Investing Risk
The use of environmental, social, and/or governance (“ESG”) considerations by  the sub-advisor may cause the Fund to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. As with the use of any investment considerations involved in investment decisions, there is no guarantee that the use of any ESG investment considerations will result in the selection of issuers that will outperform other issuers or help reduce risk in the Fund. The Fund may underperform funds that do not incorporate these considerations or incorporate different ESG considerations. Although the  sub-advisor has established its own process to oversee ESG integration in accordance with the Fund’s strategies, successful integration of ESG factors will depend on the  sub-advisor’s skill in researching, identifying, and applying these factors, as well as on the availability of relevant
Prospectus – Fund Summary9

data. The sub-advisor may use ESG research and/or ratings information provided by one or more third parties in performing this analysis and considering ESG risks. The regulatory landscape with respect to ESG investing in the United States is evolving and any future rules or regulations may require the Fund to change its investment process with respect to the integration of ESG factors.
Equity Investments Risk
Equity securities represent ownership interests in companies and are subject to investment risk, issuer risk and market risk. In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The Fund may experience a significant or complete loss on its investment in an equity security. In addition, stock prices may be particularly sensitive to rising interest rates, which increase borrowing costs and the costs of capital.  The Fund may invest in the following equity securities, which may expose the Fund to the following additional risks:

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Common Stock Risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

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Depositary Receipts Risk. Depositary receipts are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity, more volatility, less government regulation and supervision and delays in transaction settlement.

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U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges Risk. Foreign (non-U.S.) companies that list their stocks on U.S. exchanges may be exempt from certain accounting and corporate governance standards that apply to U.S. companies that list on the same exchange. Performance of these stocks can be impacted by political and financial instability in the home country of a particular foreign company, and delisting of these stocks could impact the  Fund‘s ability to transact in such securities and could significantly impact their liquidity and market price.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks may include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing, recordkeeping and financial reporting standards, (5) greater volatility, (6) different government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays or failures in transaction payment and settlement in some foreign markets. Additionally, trading in foreign markets generally involves higher transaction costs than trading in U.S. markets. The Fund’s investment in a foreign issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with that country, including tariffs, trade disputes and sanctions. Global economic and financial markets have become increasingly interconnected and conditions (including recent volatility, terrorism, war and political instability) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Franchise Investing Risk
Franchise companies may be adversely affected by, among other factors, changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, government regulation and economic conditions both individually and across an industry. As a result of its investments in franchise companies, the Fund may be negatively impacted to a greater extent than if the Fund’s assets were invested more broadly in a number of types of companies.
Geographic Concentration Risk
From time to time, based on market or economic conditions, the Fund may invest a significant portion of its assets in the securities of issuers located in, or with significant economic ties to, a single country or geographic region, which could increase the risk that economic, market, political, business, regulatory, diplomatic, social and environmental conditions in that particular country or geographic region may have a significant impact on the Fund’s performance. Investing in such a manner could cause the Fund’s performance to be more volatile than the performance of more geographically diverse funds. A decline in the economies or financial markets of one country or region may adversely affect the economies or financial markets of another.

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European Securities Risk. The Fund’s performance may be affected by political, social and economic conditions in Europe, such as growth of economic output (the gross national product of the countries in the region), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries, the monetary exchange rates between European countries, and conflict between European countries. The European financial markets have experienced and may continue to experience volatility and adverse trends due to concerns relating to economic downturns; rising government debt levels and the possible default on government debt; national unemployment in several European countries; public health crises; political unrest; economic sanctions; inflation; energy crises; and war and military conflict, such as the Russian invasion of Ukraine. A default or debt restructuring by any European country could adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in other countries. Such a default or debt restructuring could affect exposures to European countries. In addition, issuers have faced difficulties obtaining credit or refinancing existing obligations, and financial markets have experienced extreme volatility and declines in asset values and liquidity. These events have affected the exchange rate of the Euro and may continue to significantly affect European countries.

Responses to financial problems by European governments, central banks, and others, including austerity measures and other reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or may have unintended consequences. The Fund makes investments in securities of issuers that are domiciled in member states of the European Union (the “EU”). The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. One or more countries may abandon the Euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching. The United Kingdom’s withdrawal from the EU could be an indication that one or more other countries may withdraw from the EU and/or abandon the Euro. These events and actions have affected, and may in the future affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-EU member states.

The continuing effects on the economies of European countries of the Russia/Ukraine war and Russia’s response to sanctions imposed by the  U.S., EU, UK and others, are impossible to predict, but have been and could continue to be significant. For example, exports in Eastern Europe have been disrupted for certain key commodities, pushing commodity prices to record highs. Also, both wholesale energy prices and energy prices charged to consumers in Europe have increased significantly.

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Pacific Basin Securities Risk. The Pacific Basin region includes countries in various stages of economic development. Many Pacific Basin countries are considered undeveloped or developing and may be subject to greater social, political and economic instability than is the case in the U.S. and Western European countries. In addition, the region has historically been prone to natural disasters, the occurrence of which could negatively impact the economy of any country in the region. The economies of most countries in this region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. These economies may depend upon only a few industries and/or exports of primary commodities and, therefore, are vulnerable to changes in commodity prices. The securities markets in the Pacific Basin may be substantially smaller,

10Prospectus – Fund Summary

less liquid and more volatile than the major securities markets in the U.S., which may affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes. Changes in the value of those countries’ currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Fund’s assets denominated in those currencies.

Growth Companies Risk
Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met or decrease, the prices of these stocks may decline, sometimes sharply, even if earnings showed an absolute increase. The Fund’s investments in growth companies may be more sensitive to company earnings and more volatile than the market in general primarily because their stock prices are based heavily on future expectations. If an assessment of the prospects for a company’s growth is incorrect, then the price of the company’s stock may fall or not approach the value placed on it. Growth company stocks may also lack the dividend yield that can cushion stock price declines in market downturns.
Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.
Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.
Large-Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and, at times, such companies may be out of favor with investors. Many larger-capitalization companies also may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion.
Market Risk
The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, such as changes in interest or inflation rates, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods.
Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.
The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

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Recent Market Events Risk. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Fund may be increased.
Although interest rates were unusually low in the  U.S. and abroad for a period of time, in 2022, the U.S. Federal Reserve (the “Federal Reserve”) and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks have started to lower interest rates, though economic or other factors, such as inflation, could stop such changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or foreign central banks to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.
Some countries, including the U.S., have adopted more protectionist trade policies. Slowing global economic growth, imposition of tariffs and resulting impacts on global prices and supply chains; the rise in protectionist trade policies, inflationary pressures, changes to some major international trade agreements, risks associated with trade negotiations between countries and regions, including the U.S. and certain foreign nations, political or economic dysfunction within some nations, including the U.S., and dramatic changes in commodity and currency prices could have adverse effects that cannot be foreseen at the present time. In addition, if the U.S. dollar continues to be strong, it may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.
Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities in the Middle East and between Russia and Ukraine, and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund

Prospectus – Fund Summary11

and its investments or operations could be negatively impacted.
Regulators in the  U.S. have adopted a number of changes to regulations involving the markets and issuers, some of which apply to the Fund. The full effect of various newly adopted regulations is not currently known. Certain of these changes could limit the Fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the Fund to operate, which may impact performance.  Additionally, it is possible that recently adopted regulations could be further revised or rescinded, which creates material uncertainty on their impact to the Fund.
Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Market Timing Risk
The Fund is subject to the risk of market timing activities by investors due to the nature of the Fund’s investments, which requires the Fund, in certain instances, to fair value certain of its investments. Some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the net asset value (“NAV”) of the Fund’s shares. Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the ability to execute efficient investment strategies.
Mid-Capitalization Companies Risk
Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility, which at times can be rapid and unpredictable, than investing in larger-capitalization and more established companies. Since mid-capitalization companies may have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to changes in overall economic conditions, interest rates, borrowing costs and earnings.
Non-Diversification Risk
The Fund is non-diversified, which means it may focus its investments in the securities of a comparatively small number of issuers. Investments in securities of a limited number of issuers exposes the Fund to greater market risk, price volatility and potential losses than if assets were diversified among the securities of a greater number of issuers.   Because the Fund may have a focused portfolio of fewer companies than other funds, including both diversified and non-diversified funds, the increase or decrease of the value of a single investment may have a greater impact on the Fund’s net asset value (“NAV”) and total return when compared to other funds.
Other Investment Companies Risk
To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund’s direct fees and expenses. To the extent the Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. The Fund will be subject to the risks associated with investments in those companies, including but not limited to the following:

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Government Money Market Funds Risk. Investments in government money market funds are subject to interest rate risk, credit risk, and market risk. Interest rate risk is the risk that rising interest rates could cause the value of such an investment to decline.   Credit risk is the risk that the issuer, guarantor or insurer of an obligation, or the  counterparty to a transaction, may fail or become less able or unwilling, to make timely payment of interest or principal or otherwise honor its obligations, or that it may default completely.

Redemption Risk
The Fund may experience periods of high levels of redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Heavy redemptions could hurt the Fund’s performance. The sale of assets to meet redemption requests may create net capital gains, which could cause the Fund to have to distribute substantial capital gains. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund. In addition, redemption risk is heightened during periods of declining or illiquid markets. During periods of heavy redemptions, the Fund may borrow funds through the interfund credit facility or from a bank line of credit, which may increase costs.
Sector Risk
When the Fund focuses its investments in certain sectors of the economy, its performance could fluctuate more widely than if the Fund were invested more evenly across sectors. Issuers in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Additionally, individual sectors may be more volatile, and may perform differently, than the broader market. As the Fund’s portfolio changes over time, the Fund’s exposure to a particular sector may become higher or lower.

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Information Technology Sector Risk. The Information Technology sector includes companies engaged in software and services, technology hardware and storage peripherals, electronic equipment and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the Information Technology sector also may be subject to increased government scrutiny or adverse government or regulatory action. Additionally, companies in the Information Technology sector are heavily dependent on intellectual property and the loss of patent, copyright or trademark protections may adversely affect the profitability of these companies. The market prices of information technology-related securities tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risks: (i) the securities in which the Fund reinvests cash collateral may decrease in value, causing the Fund to incur a loss, or may not perform sufficiently to cover the Fund’s payment to the borrower of a pre-negotiated fee or “rebate” for the use of that cash collateral in connection with the loan; (ii) non-cash collateral may decline in value, resulting in the Fund becoming under-secured; (iii) delays may occur in the recovery of loaned securities from borrowers, which could result in the Fund being unable to vote proxies or settle transactions or cause the Fund to incur increased costs; and (iv) if the borrower becomes subject to insolvency or similar proceedings, the Fund could incur delays in its ability to enforce its rights in its collateral.
12Prospectus – Fund Summary

Securities Selection Risk
Securities selected for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to its performance index(es), or other funds with similar investment objectives or strategies.
Small Fund Risk
Like other smaller funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. Investment positions may also have a disproportionate impact, negative or positive, on performance, and Fund performance may be more volatile than that of a larger fund. The Fund’s shareholder fees and annual fund operating expenses also may be higher than those of a fund that has attracted sufficient assets to achieve investment and trading efficiencies. Shareholders of the Fund may incur higher expenses if the Fund fails to attract sufficient assets to realize economies of scale. Investors in the Fund also bear the risk that, without sufficient assets, the Fund may not be successful in implementing its investment strategy or may not employ a successful investment strategy.
Valuation Risk
Certain of the Fund’s assets may be valued at a price different from the price at which they can be sold. This risk may be especially pronounced for investments that are illiquid or may become illiquid, or securities that trade in relatively thin markets and/or markets that experience extreme volatility. The valuation of the Fund’s investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
Value Stocks Risk
Value stocks are subject to the risk that their intrinsic or full value may never be realized by the market, that a stock judged to be undervalued may be appropriately priced, or that their prices may decline. Although value stocks tend to be inexpensive relative to their earnings, they can continue to be inexpensive for long periods of time. The Fund’s investments in value stocks seek to limit potential downside price risk over time; however, value stock prices still may decline substantially. In addition, the Fund may produce more modest gains as a trade-off for this potentially lower risk. The Fund’s investment in value stocks could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.
Fund Performance
The bar chart and table below provide an indication of risk by showing changes in the Fund’s performance over time. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns compare to a broad-based securities market index, for the periods indicated. The Fund acquired the Ninety One International Franchise Fund, a series of The Advisors’ Inner Circle Fund III (“Predecessor Fund”), in a reorganization that closed on November 15, 2024. In connection with that reorganization, the R5 Class shares of the Fund have adopted the performance history and financial statements of the I Shares of the Predecessor Fund. The bar chart and the table below show the performance of the Fund’s R5 Class shares for all periods.   In the bar chart and table below, the performance of the Fund’s R5 Class shares for periods prior to November 18, 2024 reflects the returns of the I Shares of the Predecessor Fund.
The Y Class and R6 Class shares of the Fund began operations on November 18, 2024. In the table below, the performance of the  Y Class and R6 Class shares for periods prior to November 18, 2024 reflects the returns of the I Shares of the Predecessor Fund. The Y Class and R6 Class shares would have had similar annual returns to the I Shares of the Predecessor Fund because the shares of each class represent investments in the same portfolio securities. However, the I Shares of the Predecessor Fund had different expenses than the Y Class and R6 Class shares, which would affect performance. To the extent that the I Shares of the Predecessor Fund had lower expenses than a newer share class of the Fund, the performance of the I Shares of the Predecessor Fund would likely have been higher than the performance the newer share class would have realized during the same period. The performance of the Y Class and R6 Class shares shown in the table has not been adjusted for differences in operating expenses between those share classes and the I Shares of the Predecessor Fund.
You may obtain updated performance information on the Fund’s website at  www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for R5 Class Shares. Year Ended 12/31
Highest Quarterly Return: 13.12% 4th Quarter 2022 01/01/2022 Through 12/31/2024 Lowest Quarterly Return: -11.17% 2nd Quarter 2022 01/01/2022 Through 12/31/2024
Average annual total returns for periods ended December 31, 2024

	Inception Date	1 Year	Since Inception
R5 Class	8/31/2021
Returns Before Taxes		9.53%	1.99%
Returns After Taxes on Distributions		9.45%	1.92%
Returns After Taxes on Distributions and Sales of Fund Shares		5.84%	1.59%

	Inception Date	1 Year	Since Inception (8/31/2021)
Share Class (Before Taxes)
Y	11/18/2024	9.53%	1.99%
R6	11/18/2024	9.53%	1.99%
Prospectus – Fund Summary13

	1 Year	Since Inception (8/31/2021)
Index (Reflects no deduction for fees, expenses or taxes, other than withholding taxes, as noted)
MSCI® ACWI ex-USA Index (USD)*	5.53%	0.30%
*	Reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident individuals who do not benefit from double taxation treaties.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you are a tax-exempt entity or hold your Fund shares through a tax-deferred arrangement, such as an  individual retirement account (“IRA”) or a 401(k) plan, the after-tax returns do not apply to your situation. After-tax returns are shown only for R5 Class shares of the Fund; after-tax returns for other share classes will vary.
Management
The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.
Sub-Advisor
The Fund’s investment sub-advisor is Ninety One North America, Inc.
Portfolio Managers

Ninety One North America, Inc.	Elias Erickson Portfolio Manager Since Fund Inception (2021)[1]	Clyde Rossouw Portfolio Manager[2] Since 2024[3]
Abrie Pretorius Portfolio Manager Since 2024[3]
1	Predecessor Fund inception date.
2	The position shown for the indicated portfolio manager is held with Ninety One SA (Pty) Ltd., a participating affiliate of Ninety One North America, Inc.
3	Includes Predecessor Fund.
Purchase and Sale of Fund Shares
You may buy or sell shares of the Fund through a retirement plan, an investment professional, a broker-dealer, or other financial intermediary. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open, at the Fund’s net asset value (“NAV”) per share next calculated after your order is received in proper form, subject to any applicable sales charge. The Manager may, in its sole discretion, allow certain individuals to invest directly in the Fund. For more information regarding eligibility to invest directly please see “About Your Investment - Purchase and Redemption of Shares.”

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
Y	$100,000	$50	None
R6	None	$50	None
R5	$250,000	$50	None
Tax Information
Dividends, capital gains distributions, and other distributions, if any,  that you receive as a result of your investment in the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is  tax-deferred,  such as an individual retirement account (“IRA”) or a 401(k) plan (in which case you may be taxed later, upon the withdrawal of your investment from such account or plan).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor, Resolute Investment Distributors, Inc., or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.
Additional Information About the Funds
To help you better understand the Funds, this section provides a detailed discussion of the Funds’ investment policies, their principal strategies, their principal risks, and performance index(es). However, this Prospectus does not describe all of a Fund’s investment practices. Capitalized terms that are not otherwise defined are defined in Appendix A. For additional information, please see the Funds’ SAI, which is available at www.americanbeaconfunds.com or by contacting us via telephone at 1-800-658-5811, by U.S. mail at P.O. Box 219643, Kansas City, MO 64121-9643, or by e-mail at americanbeaconfunds@ambeacon.com.
Additional Information About Investment Policies and Strategies
Investment Objectives
The American Beacon Ninety One Global Franchise Fund’s investment objective is long-term capital growth.
The American Beacon Ninety One International Franchise Fund’s investment objective is long-term capital growth.
14Prospectus – Additional Information About the Funds

Each Fund’s investment objective is “non-fundamental,” which means that it may be changed by the Funds’ Board without the approval of Fund shareholders.
80% Investment Policies

■
The American Beacon Ninety One Global Franchise Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of companies that the sub-advisor believes have recognized franchise or brand value.

■
The American Beacon Ninety One International Franchise Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of companies that the sub-advisor believes have recognized franchise or brand value.

Temporary Defensive Policy
Each Fund may depart from its principal investment strategy by taking temporary defensive or interim positions in response to adverse market, economic, political, or other conditions. During these times, a Fund may not achieve its investment objective.
Additional Information About the Management of the Funds
The Funds have retained American Beacon Advisors, Inc. to serve as their Manager. The Manager may allocate the assets of each Fund among different sub-advisors. The Manager provides or oversees the provision of all administrative, investment advisory and portfolio management services to the Funds. The Manager:

■	develops overall investment strategies for each Fund,

■	selects and changes sub-advisors,

■	allocates assets among sub-advisors,

■	monitors and evaluates the sub-advisor’s investment performance,

■	monitors the sub-advisor’s compliance with each Fund’s investment objectives, policies and restrictions,

■	oversees each Fund’s securities lending activities and actions taken by the securities lending agent to the extent applicable, and

■	directs the investment of the portion of Fund assets that the sub-advisors determine should be allocated to short-term investments.

Each Fund’s assets are currently allocated by the Manager to one sub-advisor, Ninety One North America, Inc. (“Ninety One NA”).  Ninety One NA has full discretion to purchase and sell securities for the Funds in accordance with the Funds’ objectives, policies, restrictions and more specific strategies provided by the Manager. The Manager oversees the sub-advisor but does not reassess individual security selections made by the sub-advisor for its portfolios.
In the future, the Manager may allocate a Fund’s assets to a different sub-advisor, and/or to one or more additional sub-advisors. The Funds operate in a manager of managers structure. The Funds and the Manager have received an exemptive order from the SEC that permits the Funds, subject to certain conditions and approval by the Board, to hire and replace sub-advisors, and materially amend agreements with sub-advisors, that are unaffiliated with the Manager without approval of the shareholders. In the future, the Funds and the Manager may rely on an SEC staff no-action letter, dated July 9, 2019, that would permit the Funds to expand their exemptive relief to hire and replace sub-advisors that are affiliated and unaffiliated with the Manager without shareholder approval, subject to approval by the Board and other conditions. The Manager has ultimate responsibility, subject to oversight by the Board, to oversee sub-advisors and recommend their hiring, termination and replacement. The SEC order also exempts the Funds from disclosing the advisory fees paid by the Funds to individual sub-advisors in a multi-manager fund in various documents filed with the SEC and provided to shareholders. In the future, the Funds may rely on the SEC staff no-action letter to expand their exemptive relief to individual sub-advisors that are affiliated with the Manager. Under that no-action letter, the fees payable to sub-advisors unaffiliated with or partially-owned by the Manager or its parent company would be aggregated, and fees payable to sub-advisors that are wholly-owned by the Manager or its parent company, if any, would be aggregated with fees payable to the Manager. Whenever a sub-advisor change is proposed in reliance on the order, in order for the change to be implemented, the Board, including a majority of its “non-interested” trustees, must approve the change. In addition, the Funds are required to provide shareholders with certain information regarding any new sub-advisor within 90 days of the hiring of any new sub-advisor.
Additional Information About Investments
This section provides more detailed information regarding certain of the Funds’ principal investment strategies as well as information regarding the Funds’ strategy with respect to investment of cash balances.
Cash Management
To gain market exposure on cash balances held in anticipation of liquidity needs or to reduce market exposure in anticipation of liquidity needs, a Fund may utilize the following investments:

■
Government Money Market Funds. A Fund may invest cash balances in government money market funds that are registered as investment companies under the Investment Company Act, including a government money market fund advised by the Manager, with respect to which the Manager also receives a management fee. If a Fund invests in government money market funds, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders will bear their proportionate share of the expenses, including, for example, advisory and administrative fees of the government money market funds in which a Fund invests, such as advisory fees charged by the Manager to any applicable government money market funds advised by the Manager, in addition to the fees and expenses Fund shareholders directly bear in connection with a Fund’s own operations. Shareholders also would be exposed to the risks associated with government money market funds and the portfolio investments of such government money market funds, including the risk that a government money market fund’s yield will be lower than the return that a Fund would have received from other investments that provide liquidity. Investments in government money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Currencies
A  Fund may have exposure to foreign currencies by using various instruments. A Fund may engage in these transactions in order to hedge or protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities, or to shift exposure to foreign currency fluctuations from one country to another. The instruments in which a Fund may invest that provide exposure to foreign currencies include the following:

■	Foreign Currencies

■	Foreign Currency-Denominated Securities

Equity Investments
A  Fund’s equity investments may include:
Prospectus – Additional Information About the Funds15

■
Common Stock. Common stock generally takes the form of shares in a corporation which represent an equity or ownership interest. Holders of common stock generally have voting rights in the issuer and are entitled to receive common stock dividends when, as and if declared by the company’s board of directors. Returns on common stock investments consist of any dividends received plus the amount of appreciation or depreciation in the value of the stock. Common stock normally occupies the most subordinated position in an issuer’s capital structure. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. Common stock may be traded via an exchange or over-the-counter. Over-the-counter stock may be less liquid than exchange-traded stock.

■
Depositary Receipts. American Depositary Receipts (“ADRs”) are U.S. dollar-denominated receipts representing interests in the securities of a foreign issuer. ADRs typically are issued by domestic banks and trust companies and represent the deposit with the bank of the securities of a foreign issuer. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. In addition, a Fund may invest in unsponsored depositary receipts, which are implemented by a depositary bank with no direct involvement of the foreign issuers, and the issuers are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle a Fund to the same benefits and rights as ownership of the underlying securities or of sponsored depositary receipts, which are implemented in collaboration with the foreign issuers. GDRs may be offered in one or more foreign countries and represent the deposit with a foreign bank of securities of a foreign issuer. EDRs, which are sometimes called Continental Depositary Receipts, are issued in Europe in bearer form and are traded in European securities markets.

■
U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges. Non-U.S. companies may list their common stock on U.S. exchanges subject to meeting the relevant exchange’s listing requirements and U.S. regulatory requirements applicable to non-U.S. companies that list their shares in the U.S.

Other Investment Companies
A  Fund, at times, may invest in shares of other investment companies. A Fund may invest in securities of an investment company advised by the Manager, with respect to which the Manager also receives a management fee. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with a Fund’s own operations. These other fees and expenses, if applicable, are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for a Fund in this Prospectus. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

■
Government Money Market Funds. A Fund can invest free cash balances in registered open-end investment companies regulated as government money market funds under the Investment Company Act to provide liquidity or for defensive purposes. A Fund could invest in government money market funds rather than purchasing individual short-term investments. If a Fund invests in government money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the government money market funds in which a Fund invests, including advisory fees charged by the Manager to any applicable government money market funds advised by the Manager. Although a government money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a government money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the government money market fund has purchased may reduce the government money market fund’s yield and can cause the price of a government money market security to decrease. In addition, a government money market fund is subject to the risk that the value of an investment may be eroded over time by inflation.

Additional Information About Risks
The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. The following table identifies the risk factors of each Fund in light of each Fund’s respective principal investment strategies. These risk factors are explained following the table. References to “the Fund” and “a Fund” in the risk explanations are intended to refer the Fund(s) identified in the table as having that risk factor. The principal risks of investing in each Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in a Fund, regardless of the order in which it appears.

Risk	American Beacon Ninety One Global Franchise Fund	American Beacon Ninety One International Franchise Fund
Currency Risk	X	X
Cybersecurity and Operational Risk	X	X
Emerging Markets Risk	X	X
Environmental, Social, and/or Governance Investing Risk	X	X
Equity Investments Risk	X	X
Common Stock Risk	X	X
Depositary Receipts Risk	X	X
U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges Risk	X	X
Foreign Investing Risk	X	X
Franchise Investing Risk	X	X
Geographic Concentration Risk	X	X
European Securities Risk	X	X
Pacific Basin Securities Risk		X
Growth Companies Risk	X	X
Investment Risk	X	X
Issuer Risk	X	X
Large-Capitalization Companies Risk	X	X
Market Risk	X	X
16Prospectus – Additional Information About the Funds

Risk	American Beacon Ninety One Global Franchise Fund	American Beacon Ninety One International Franchise Fund
Recent Market Events Risk	X	X
Market Timing Risk	X	X
Mid-Capitalization Companies Risk	X	X
Non-Diversification Risk	X	X
Other Investment Companies Risk	X	X
Government Money Market Funds Risk	X	X
Redemption Risk	X	X
Sector Risk	X	X
Information Technology Sector Risk	X	X
Securities Lending Risk	X	X
Securities Selection Risk	X	X
Small Fund Risk		X
Valuation Risk	X	X
Value Stocks Risk	X	X
Currency Risk
A Fund may have exposure to foreign currencies. Foreign currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, and may be affected by the imposition of currency controls or political developments in the U.S. or abroad. As a result, a  Fund’s exposure to foreign currencies may reduce the returns of a  Fund. Foreign currencies may decline in value relative to the U.S. dollar and other currencies and thereby affect a  Fund’s investments. In addition, changes in currency exchange rates could adversely impact investment gains or add to investment losses.
Cybersecurity and Operational Risk
Operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents may negatively impact a Fund, its service providers, and third-party fund distribution platforms, including the ability of shareholders to transact in  a Fund’s shares, and result in financial losses. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause a Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. A cybersecurity incident could, among other things, result in the loss or theft of shareholder data or funds, shareholders or service providers being unable to access electronic systems (also known as “denial of services”), loss or theft of proprietary information or financial data, the inability to process Fund transactions, interference with a Fund’s ability to calculate its NAV, impediments to trading, physical damage to a computer or network system, or remediation costs associated with system repairs. The occurrence of any of these problems could result in a loss of information, violations of applicable privacy and other laws, regulatory scrutiny, penalties, fines, reputational damage, additional compliance requirements, and other consequences, any of which could have a material adverse effect on a Fund or its shareholders. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Funds, their service providers or other market participants, such as third-party distribution platforms, which could impact the ability of the Funds to conduct operations or of shareholders to transact the Funds’ shares.
The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid or mitigate risks that could lead to problems discussed above. While the Manager has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Manager, other Fund service providers, or third-party fund distribution platforms to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Recent geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing. A  Fund cannot control the cybersecurity plans and systems of its service providers, its counterparties, third-party fund distribution platforms,  or the issuers of securities in which a Fund invests. The issuers of a Fund’s investments are likely to be dependent on computers for their operations and require ready access to their data and the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of a Fund’s investments, leading to significant loss of value.
Emerging Markets Risk
When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, the risks associated with investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political and economic uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions and other restrictions on investment; delays and disruptions in securities clearing and settlement procedures; and significant limitations on investor rights and recourse. The economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. The governments of emerging market countries may also be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and less reliable clearance and settlement, registration, and custodial procedures. In addition, there may be less publicly available or less reliable information about issuers in emerging markets than would be available about issuers in more developed capital markets, which can impede the sub-advisor’s ability to accurately evaluate foreign securities. Such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain emerging market countries, fraud and corruption may be more prevalent than in developed market countries, and investor
Prospectus – Additional Information About the Funds17

protections may be more limited than those in other countries. It may be difficult to obtain or enforce legal judgments against non-U.S. companies and non-U.S. persons in foreign jurisdictions, either through the foreign judicial system or through a private arbitration process. These matters have the potential to impact a Fund’s investment objective and performance.
Environmental, Social, and/or Governance Investing Risk
The use of environmental, social and/or governance (“ESG”) considerations by the sub-advisor may cause a Fund to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. As with the use of any investment considerations involved in investment decisions, there is no guarantee that the use of any ESG investment considerations will result in the selection of issuers that will outperform other issuers or help reduce risk in a Fund. The use of ESG investment considerations may also affect a Fund’s exposure to certain investments, sectors or industries, which may impact a Fund’s relative investment performance depending on the performance of those issuers, sectors or industries.    A Fund may underperform funds that do not incorporate these considerations or incorporate different ESG considerations. Although the sub-advisor has established its own ESG integration process in accordance with a Fund’s investment strategies, successful integration of ESG factors will depend on the sub-advisor’s skill in researching, identifying, and applying these factors, as well as on the availability of relevant data. The  sub-advisor may use ESG research and/or ratings information provided by one or more third parties in performing an ESG analysis and considering ESG risks. Because there are few generally accepted standards to use in such considerations, the information may not be readily available, complete or accurate, and may differ from the information and considerations used for other funds, which could negatively impact a Fund’s performance or create additional risk in the portfolio. The regulatory landscape with respect to ESG investing in the United States is evolving and any future rules or regulations may require a Fund to change its investment process with respect to the integration of ESG factors.
Equity Investments Risk
Equity securities represent ownership interests in companies and  are subject to investment risk, issuer risk and market risk. In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. A Fund may experience a significant or complete loss on its investment in an equity security. In addition, stock prices may be particularly sensitive to rising interest rates, which increase borrowing costs and the costs of capital. A Fund may invest in the following equity securities, which may expose a Fund to the following additional risks:

■
Common Stock Risk. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. In the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay common stockholders after payments, if any, to bondholders and preferred stockholders have been made.

■
Depositary Receipts Risk. A Fund may invest in securities issued by foreign companies through ADRs. These securities are generally subject to many of the same risks of investing in the foreign securities that they evidence or into which they may be converted, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity, more volatility, less government regulation and supervision and delays in transaction settlement. There may be an imperfect correlation between the market value of depositary receipts and the underlying foreign securities. In addition, because the underlying securities of depositary receipts trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the depositary receipts may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of  a Fund. Depositary receipts may be sponsored or unsponsored. Unsponsored depositary receipts are organized independently, without the cooperation of the issuer of the underlying securities. As a result, there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices may be more volatile than if such instruments were sponsored by the issuer. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

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U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges Risk.  Foreign (non-U.S.) companies that list their stocks on U.S. exchanges may be exempt from certain accounting and corporate governance standards that apply to U.S. companies that list on the same exchange. Foreign stocks traded on U.S. exchanges transact and settle in U.S. dollars, but performance of these stocks can be impacted by political and financial instability in the home country of a particular foreign company. To the extent a  Fund invests in  U.S. dollar-denominated foreign stocks traded on U.S. exchanges, delisting of these stocks could impact a  Fund‘s ability to transact in such securities and could significantly impact their liquidity and market price. In addition, a  Fund would have to seek other markets in which to transact in such securities which would also increase a Fund’s costs.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with  U.S. investments. Such risks may include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing, recordkeeping and financial reporting standards, (5) greater volatility; (6) different government regulation and supervision of foreign banks, stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. Additionally, trading in foreign markets generally involves higher transaction costs than trading in U.S. markets. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency, and the laws of certain countries may limit the ability to recover such assets if a foreign bank, depository, or their agents goes bankrupt. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the U.S. and investors may encounter difficulties in enforcing contractual obligations. Additionally, in certain markets, a Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. To the extent a Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. A Fund’s investment in a foreign issuer may subject a Fund to regulatory, political, currency, security, economic and other risks associated with that country, including tariffs, trade disputes or the imposition of economic and other sanctions by the U.S. or another country against a particular country, as well as competition from subsidized foreign competitors with lower production costs.
There may be restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by  non-U.S. issuers held by a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries may require advance government notification or authority, and if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as
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well as by the application to it of other restrictions on investment. Global economic and financial markets have become increasingly interconnected and conditions (including recent volatility, terrorism, war and political instability) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, the Holding Foreign Companies Accountable Act (the “HFCAA”) could cause securities of a foreign (non-U.S.) company, including ADRs, to be delisted from U.S. stock exchanges if the company does not allow the U.S. government to oversee the auditing of its financial information. Although the requirements of the HFCAA apply to securities of all foreign (non-U.S.) issuers, the SEC has thus far limited its enforcement efforts to securities of Chinese companies.
Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. In the event that a Fund holds material positions in such suspended securities, a Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and a Fund could incur significant losses.
Franchise Investing Risk
Franchise companies may be adversely affected by, among other factors, changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, government regulation and economic conditions both individually and across an industry. A  Fund’s investments in franchise companies also are subject to legal and  reputational risks as well as the risks associated with being a market leader, which can be disrupted by innovation. As a result of its investments in franchise companies, a Fund may be negatively impacted to a greater extent than if a Fund’s assets were invested more broadly in a number of types of companies.
Geographic Concentration Risk
From time to time, based on market or economic conditions, a Fund may invest a significant portion of its assets in the securities of issuers located in, or with significant economic ties to, a single country or geographic region, which could increase the risk that economic, political, business, regulatory, diplomatic, social and environmental conditions in that particular country or geographic region may have a significant impact on a Fund’s performance. Investing in such a manner could cause a  Fund’s performance to be more volatile than the performance of more geographically diverse funds. The economies and financial markets of certain countries or regions can be highly interdependent. Therefore, a decline in the economies or financial markets of one country or region may adversely affect the economies or financial markets of another.

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European Securities Risk. A Fund’s performance may be affected by political, social and economic conditions in Europe, such as growth of economic output (the gross national product of the countries in the region), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries, interest rates in European countries, monetary exchange rates between European countries, and conflict between European countries. Most developed countries in Western Europe are members of the European Union (“EU”) and many are also members of the Economic and Monetary Union (“EMU” or “Eurozone”). European countries can be significantly affected by the tight fiscal and monetary controls that the EMU imposes on its members and with which candidates for EMU membership are required to comply.

While certain EU countries continue to use their own currency, Eurozone countries use the Euro as their currency. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the Euro and the currencies of other EU countries which are not in the Eurozone, the threat of default or actual default by one or more EU member states on its sovereign debt, and/or an economic recession in one or more EU member states may have a significant adverse effect on the economies of other EU member states and their trading partners, including non-EU European countries. A breakup of the Eurozone, particularly a disorderly breakup, would pose special challenges for the financial markets and could lead to exchange controls and/or market closures. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries.

The European financial markets have experienced and may continue to experience volatility and adverse trends due to concerns relating to economic downturns; rising government debt levels and the possible default on government debt; national unemployment in several European countries; public health crises; political unrest; economic sanctions; inflation; energy crises; the future of the Euro as a common currency; and war and military conflict, such as the Russian invasion of Ukraine. These events have affected the exchange rate of the Euro and may continue to significantly affect European countries. Responses to financial problems by European governments, central banks, and others, including austerity measures, interest rate rises and other reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or may have unintended consequences. Many European nations are susceptible to economic risks associated with high levels of debt. Non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts, and other issuers have faced difficulties obtaining credit or refinancing existing obligations. A default or debt restructuring by any European country could adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s  creditworthiness, which may be located in other countries. Such a default or debt restructuring could affect exposures to other European countries and their companies as well. In addition, issuers have faced difficulties obtaining credit or refinancing existing obligations, and financial markets have experienced extreme volatility and declines in asset values and liquidity. Furthermore, certain European countries have had to accept assistance from supranational agencies such as the International Monetary Fund, the European Stability Mechanism or others. There can be no assurance that any creditors or supranational agencies will continue to intervene or provide further assistance, and markets may react adversely to any expected reduction in the financial support provided by these creditors.

The United Kingdom has withdrawn from the  EU, and one or more other countries may withdraw from the EU and/or abandon the Euro. These events and actions have affected, and may in the future affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-EU member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

The national politics of European countries have been unpredictable and subject to influence by disruptive political groups and ideologies. European governments may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. Russia’s war with Ukraine has negatively impacted European economic activity. The effects on the economies of European countries of the Russia/Ukraine war and Russia’s response to sanctions imposed by the  U.S., the EU, UK and others are impossible to predict but have been and could continue to be significant and have a severe adverse impact on the region, including significant impacts on the regional, European, and global economies and the markets for certain securities and commodities, such as oil and natural gas. For example, exports in Eastern Europe have been disrupted for certain key commodities, pushing certain commodity prices to record highs. Also, both wholesale energy prices and energy prices charged to consumers in Europe have increased significantly.

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Pacific Basin Securities Risk. The Pacific Basin region includes countries in various stages of economic development. Many Pacific Basin countries are considered undeveloped or developing and may be subject to greater social, political and economic instability than is the case in the U.S. and Western European countries. This may include the influence of authoritarian governments and military involvement in decision-making, popular unrest, ethnic, religious and racial disaffection, and hostilities with neighboring countries. In addition, the region has historically been prone to natural disasters, the occurrence of which could negatively impact the economy of any country in the region. The economies of most countries in this region may be heavily

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dependent on international trade and may accordingly be affected by protective trade barriers and the economic conditions of their trading partners. These economies may depend to a significant degree upon only a few industries and/or exports of primary commodities and, therefore, be vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors. Furthermore, many of the Pacific Basin economies may be characterized by higher inflation than other economies, frequent currency fluctuations, devaluations, or restrictions, and less efficient markets.
The securities markets in the Pacific Basin may be substantially smaller, less liquid and more volatile than the major securities markets in the U.S., and many companies traded on stock exchanges in the region may be smaller and less seasoned than companies whose securities are traded on stock exchanges in the U.S. The limited liquidity of securities markets in the Pacific Basin may also affect a Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. Changes in the value of those countries’ currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a Fund’s assets denominated in those currencies. Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. There can be no assurance that the Fund will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Fund’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

Growth Companies Risk
Growth companies are those that are expected to have the potential for above-average or rapid growth. Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met or decrease, the prices of these stocks may decline, sometimes sharply, even if earnings showed an absolute increase. A Fund’s investments in growth companies may be more sensitive to company earnings and more volatile than the market in general primarily because their stock prices are based heavily on future expectations. If an assessment of the prospects for a company’s growth is incorrect, then the price of the company’s stock may fall or not approach the value placed on it. Growth company stocks may lack the dividend yield that can cushion stock price declines in market downturns. Growth companies may have limited operating histories and greater business risks, and their potential for profitability may be dependent on regulatory approval of their products or regulatory developments affecting certain sectors, which could have an adverse impact upon growth companies’ future growth and profitability. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. A Fund’s growth style could cause it to underperform funds that use a value or non-growth approach to investing or have a broader investment style.
Investment Risk
An investment in a  Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. A  Fund should not be relied upon as a complete investment program. The share price of a  Fund fluctuates, which means that when you sell your shares of a  Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in a  Fund.
Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. When the issuer of a security implements strategic initiatives, including mergers, acquisitions and dispositions, there is the risk that the market response to such initiatives will cause the share price of the issuer’s securities to fall. An individual security may be more volatile, and may perform differently, than the market as a whole.
Large-Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market, in some cases for extended periods of time, because such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes, and, at times, such companies may be out of favor with investors. Large market capitalization companies generally are expected to be less volatile than companies with smaller market capitalizations. However, large market capitalization companies may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion, and may instead focus their competitive efforts on maintaining or expanding their market share.
Market Risk
A  Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect a Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or geographic region, continue to recur. The value of a security may decline due to adverse issuer-specific conditions or general market conditions unrelated to a particular issuer, such as real or perceived adverse geopolitical, regulatory, market, economic or other developments that may cause broad changes in market value, changes in the general outlook for corporate earnings, changes in interest, currency or inflation rates, lack of liquidity in the markets, public perceptions concerning these developments or adverse market sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.
Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity, which may adversely affect the value of your investment. Such market disruptions have caused, and may continue to cause, broad changes in market value, negative public perceptions concerning these developments, a reduction in the willingness and ability of some lenders to extend credit, difficulties for some borrowers in obtaining financing on attractive terms, if at all, and adverse investor sentiment or publicity. Changes in value may be temporary or may last for extended periods. Adverse market events may also lead to increased shareholder redemptions, which could cause a Fund to sell investments at an inopportune time to meet redemption requests by shareholders and may increase a Fund’s portfolio turnover, which could increase the costs that a Fund incurs and lower a Fund’s performance. Even when securities markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market.
Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the
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government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility of many markets being affected by events in a single country or events affecting a single or small number of issuers.
Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in securities prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

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Recent Market Events Risk. Both  U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in  a Fund may be increased. Deteriorating economic fundamentals may increase the risk of default or insolvency of particular issuers, negatively impact market value, increase market volatility, cause credit spreads to widen, reduce bank balance sheets and cause unexpected changes in interest rates. Any of these could cause an increase in market volatility, reduce liquidity across various sectors or markets or decrease confidence in the markets. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses.
Although interest rates were unusually low in the  U.S. and abroad for a period of time, in 2022, the U.S. Federal Reserve (the “Federal Reserve”) and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks have started to lower interest rates, though economic or other factors, such as inflation, could stop such changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or foreign central banks to change their approach in the future as such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. It is difficult to predict the impact on various markets of significant interest rate changes or other significant policy changes.
Some countries, including the U.S., have adopted more protectionist trade policies. Slowing global economic growth, imposition of tariffs and resulting impacts on global prices and supply chains; the rise in protectionist trade policies, inflationary pressures, changes to some major international trade agreements, risks associated with trade negotiations between countries and regions, including the U.S. and certain foreign nations, political or economic dysfunction within some nations, including the U.S., and dramatic changes in commodity and currency prices could have adverse effects that cannot be foreseen at the present time. In addition, if the U.S. dollar continues to be strong, it may decrease foreign demand for U.S. assets, which could have a negative on certain issuers and/or industries.
Tensions, war or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of a Fund and its investments or operations could be negatively impacted.
Regulators in the U.S. have adopted a number of changes to regulations involving the markets and issuers, some of which apply to  a Fund. The full effect of various newly adopted regulations is not currently known. Certain of these changes could limit  a Fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for  a Fund to operate, which may impact performance. Additionally, it is possible that recently adopted regulations could be further revised or rescinded, which creates material uncertainty on their impact to a Fund.
Further, advancements in technology may also adversely impact market movements and liquidity and may affect the overall performance of a Fund. For example, the advanced development and increased regulation of artificial intelligence may impact the economy and the performance of  a Fund. As artificial intelligence is used more widely, the value of the Fund’s holdings may be impacted, which could impact the overall performance of  a Fund.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.
Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. The impact of epidemics and/or pandemics that may arise in the future could negatively affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time and could last for an extended period of time. China’s economy, which has been sustained through debt-financed spending on housing and infrastructure, appears to be experiencing a significant slowdown and growing at a lower rate than prior years. Due to the size of China’s economy, such a slowdown could impact financial markets and the broader economy.
Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Impacts from climate change may include significant risks to global financial assets and economic growth. A rise in sea levels, an increase in powerful storms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. Losses related to climate change could adversely affect, among others, corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities.

Market Timing Risk
A Fund is subject to the risk of market timing activities by investors due to the nature of its investments, which requires a Fund in certain instances to fair value certain of its investments. Some investors may engage in frequent short-term trading in a Fund to take advantage of any price differentials that may be reflected in the NAV of a Fund’s shares. Frequent trading by Fund shareholders poses risks to other shareholders in a Fund, including (i) the dilution of a Fund’s NAV, (ii) an increase in a Fund’s expenses, and (iii) interference with the ability to execute efficient investment strategies. While the Manager monitors trading in a Fund, there is no guarantee that it can detect all market timing activities.
Mid-Capitalization Companies Risk
Investments in mid-capitalization companies generally involve greater risks and the possibility of greater price volatility, which at times can be rapid and unpredictable, than investments in larger, more established companies. Mid-capitalization companies often have narrower commercial markets and more
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limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they may face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, mid-capitalization companies may have less market liquidity than large-capitalization companies, and they can be sensitive to changes in overall economic conditions, interest rates, borrowing costs and earnings.
Non-Diversification Risk
When a Fund is non-diversified, it may invest a high percentage of its assets in a limited number of issuers. When a  Fund invests in a relatively small number of issuers, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. When a  Fund is non-diversified, its NAV and total return may also fluctuate more or be subject to declines in weaker markets than a diversified mutual fund. Investments in securities of a limited number of issuers exposes a  Fund to greater market risk, price volatility and potential losses than if assets were diversified among the securities of a greater number of issuers. Because a Fund may have a focused portfolio of fewer companies than other funds, including both diversified and non-diversified funds, the increase or decrease of the value of a single investment may have a greater impact on a Fund’s NAV and total return when compared to other funds.
Other Investment Companies Risk
To the extent that a  Fund invests in shares of other registered investment companies, a  Fund will indirectly bear the fees and expenses, including, for example, advisory and administrative fees, charged by those investment companies in addition to a  Fund’s direct fees and expenses. If a Fund invests in other investment companies, a Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to a Fund’s shareholders when distributed to them. A  Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of a  Fund’s investment may decline, adversely affecting a  Fund’s performance. To the extent a  Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, a  Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. A  Fund will be subject to the risks associated with investments in those companies, including but not limited to the following:

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Government Money Market Funds Risk. Investments in government money market funds are subject to interest rate risk, credit risk, and market risk.     Interest rate risk is the risk that rising interest rates could cause the Fund’s investment to lose value. A decline in short-term interest rates or a low interest rate environment would lower a government money market fund’s yield and the return on the Fund’s investment.   Credit risk is the risk that the issuer, guarantor or insurer of an obligation, or the  counterparty to a transaction, may fail or become less able or unwilling, to make timely payment of interest or principal or otherwise honor its obligations, or that it may default completely. There is the risk that the issuers or guarantors of securities owned by a government money market fund, including securities issued by U.S. Government agencies, which are not backed by the full faith and credit of the U.S. Government, will default on the payment of principal or interest or the obligation to repurchase securities from the government money market fund. This could cause the government money market fund’s NAV to decline below $1.00 per share, which would cause the Fund’s investment to lose value.

Redemption Risk
A  Fund may experience periods of heavy redemptions that could cause a Fund to sell assets at inopportune times or at a loss or a depressed value. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt a Fund’s performance. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in a Fund, have short investment horizons, or have unpredictable cash flow needs. The risk of loss is also greater if redemption requests are frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a Fund wishes to sell are illiquid. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Redemption risk is heightened if a Fund invests in emerging market securities, which are generally less liquid than the securities of U.S. and other developed markets. During periods of heavy redemptions, a Fund may borrow funds through the interfund credit facility, or from a bank line of credit, which may increase costs. The sale of assets to meet redemption requests may create net capital gains or losses, which could cause a Fund to have to distribute substantial capital gains.
Sector Risk
Sector risk is the risk associated with a Fund holding a significant amount of investments in issuers conducting business in a related group of industries within the same economic sector, which may be similarly affected by particular economic or market events. To the extent a Fund has substantial holdings within a particular sector, the risks to a Fund associated with that sector increase and a Fund may perform poorly during a downturn in one or more of the industries within that sector. In addition, when a Fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could ﬂuctuate more widely than if a Fund were invested more evenly across sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react the same way to economic, political or regulatory events. A Fund’s performance could also be adversely affected if the sectors do not perform as expected. The lack of exposure to one or more industries within a sector may adversely affect performance. As a Fund’s portfolio changes over time, a Fund’s exposure to a particular sector may become higher or lower.

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Information Technology Sector Risk. The Information Technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment. Information Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information Technology companies may have limited product lines, markets, financial resources or personnel. The products of Information Technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the Information Technology sector may be subject to increased government scrutiny or adverse government or regulatory action. Additionally, companies in the Information Technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies. The market prices of Information Technology-related securities tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices.

Securities Lending Risk
A Fund may lend its portfolio securities to brokers, dealers and financial institutions in order to obtain additional income. Borrowers of a Fund’s securities provide collateral either in the form of cash, which a Fund reinvests in securities or in the form of non-cash collateral consisting of securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated government money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to cover its payment to the borrower of a pre-negotiated fee or “rebate” for the use of that cash collateral in connection with the loan. A Fund could also lose money due to a decline in the value of non-cash collateral. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions or could result in increased costs. Moreover, if the borrower becomes subject to insolvency or similar proceedings, a Fund could incur delays in its ability to enforce its rights in its collateral.
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There also is a risk that a borrower may default on its obligation to return loaned securities at a time when the value of a Fund’s collateral is inadequate. Although a Fund’s securities lending agent may indemnify a Fund against that risk, it is also possible that the securities lending agent will be unable to satisfy its indemnification obligations. In any case in which the loaned securities are not returned to a Fund before an ex-dividend date, whether or not due to a default by the borrower, the payment in lieu of the dividend that a Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income” (as described under “Distributions and Taxes – Taxes” below).
Securities Selection Risk
Securities selected for a Fund may decline substantially in value or may not perform to expectations. Judgments about the attractiveness, value and anticipated price movements of a security or asset class may be incorrect, and there is no guarantee that securities will perform as anticipated. The value of a security can be more or less volatile than the market as a whole, and a  Fund’s strategy may fail to produce the intended results. This could result in a Fund’s underperformance compared to other funds with similar investment objectives.
Small Fund Risk
Like other smaller funds, large inflows and outflows may impact a Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the affected period. Investment positions may also have a disproportionate impact, negative or positive, on performance, and Fund performance may be more volatile than that of a larger fund. A Fund’s shareholder fees and annual fund operating expenses also may be higher than those of a fund that has attracted sufficient assets to achieve investment and trading efficiencies. Shareholders of a Fund may incur higher expenses if a Fund fails to attract sufficient assets to realize economies of scale. Investors in a Fund bear the risk that, without sufficient assets, a Fund may not be successful in implementing its investment strategies or may not employ a successful investment strategies. If a Fund does not attract sufficient assets, a Fund may not be viable, and any resulting liquidation could create elevated and negative transaction costs for a Fund and adverse federal income tax consequences for investors, as well as causing shareholders to incur expenses of liquidation.
Valuation Risk
This is the risk that a security may be valued at a price different from the price at which it can be sold. This risk may be especially pronounced for investments that may be illiquid or may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. The valuation of a Fund’s investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market conditions make it difficult to value certain investments, SEC rules and applicable accounting protocols may require the  valuation of these investments using more subjective methods, such as fair-value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by others for the same investment. Investors who purchase or redeem Fund shares on days when a  Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the securities had not been fair valued or a different valuation methodology had been used. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a  Fund determines its NAV.
Value Stocks Risk
Investments in value stocks are subject to the risk that their intrinsic or full value may never be realized by the market, that a stock judged to be undervalued may be appropriately priced, or that their prices may decline. This may result in the value stocks’ prices remaining undervalued for extended periods of time and they may not ever realize their intrinsic or full value. While a Fund’s investments in value stocks seek to limit potential downside price risk over time, value stock prices still may decline substantially. In addition, a Fund may produce more modest gains as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. A Fund’s performance also may be affected adversely if value stocks become unpopular with, or lose favor among, investors. A Fund’s value style could cause it to underperform funds that use a growth or non-value approach to investing or have a broader investment style.
Additional Information About Performance Indices
The performance of each Fund is compared to a broad-based securities market index. Set forth below is additional information regarding the index to which  each Fund’s performance is compared.
American Beacon Ninety One Global Franchise Fund
The Fund’s performance is compared to the MSCI® ACWI Index (USD).

■
The MSCI® ACWI Index (USD) captures large and mid cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. With 2,647 constituents as of December 31, 2024, the index covers approximately 85% of the global investable equity opportunity set. The MSCI® ACWI Index (USD) returns reflect invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes.

American Beacon Ninety One International Franchise Fund
The Fund’s performance is compared to the MSCI® ACWI ex-USA Index (USD).

■
The MSCI® ACWI ex-USA Index (USD) captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging Markets (EM) countries. With 2,058 constituents as of December 31, 2024, the index covers approximately 85% of the global equity opportunity set outside of the US.  The MSCI® ACWI ex-USA Index (USD) returns reflect invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes.

Notice Regarding Index Data
Certain information contained herein (the “Information”) is sourced from/copyright of MSCI Inc., MSCI ESG Research LLC, or their affiliates (“MSCI”), or information providers (together the “MSCI Parties”) and may have been used to calculate scores, signals, or other indicators. The Information is for internal use only and may not be reproduced or disseminated in whole or part without prior written permission. The Information may not be used for, nor does it constitute, an offer to buy or sell, or a promotion or recommendation of, any security, financial instrument or product, trading strategy, or index, nor should it be taken as an indication or guarantee of any future performance. Some funds may be based on or linked to MSCI indexes, and MSCI may be compensated based on the fund’s assets under management or other measures. MSCI has established an information barrier between index research and certain Information. None of the Information in and of itself can be used to determine which securities to buy or sell or when to buy or sell them. The Information is provided “as is” and the user assumes the entire risk of any use it may make or permit to be made of the Information. No MSCI Party warrants or guarantees the originality, accuracy and/or completeness of the Information and each expressly disclaims all express or implied warranties. No MSCI Party shall have any liability for any errors or omissions in connection with any Information herein, or any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
Prospectus – Additional Information About the Funds23

Fund Management
The Manager
AMERICAN BEACON ADVISORS, INC. (the “Manager”) serves as the Manager and administrator of the Funds. The Manager, located at 220 East Las  Colinas Boulevard, Suite 1200, Irving, Texas 75039, is an indirect wholly-owned subsidiary of Resolute Topco, Inc. (“Topco”), which is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns 25% or more of the outstanding equity or voting interests of Topco.
The Manager was organized in 1986 to provide investment management, advisory, and administrative services. The Manager is registered as an investment adviser under the Advisers Act. The Manager, on behalf of each Fund, has filed a notice claiming the CFTC Regulation 4.5 exclusion from registration as a CPO under the Commodity Exchange Act, and the Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Funds.
The Funds’ management agreement with the Manager (the “Management Agreement”) provides for a Fund to pay the Manager an annualized management fee based on a percentage of a Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%
As compensation for services provided by the Manager in connection with securities lending activities conducted by a Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly investment income (the income earned in the form of interest, dividends and realized capital gains from the investment of cash collateral, plus any negative rebate fees paid by borrowers, less the rebate amount paid to borrowers as well as related expenses) and, with respect to collateral other than cash, a fee up to 10% of loan fees and demand premiums paid by borrowers. The SEC has granted exemptive relief that permits a Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.
As of the date of this Prospectus, each Fund intends to engage in securities lending activities.
A discussion of the Board’s consideration and approval of the Management Agreement between the Trust, on behalf of the Funds, and the Manager, will be available in the Funds’ Semi-Annual Financial Statements as filed in Form N-CSR with the SEC for the fiscal period ending February 28, 2025.
Contractual Expense Limitations
The Manager has contractually agreed to waive fees and/or reimburse expenses of the following share classes of each Fund to the extent that Total Annual Fund Operating Expenses exceed a percentage of that class’s average daily net assets (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) through the expiration date shown below:

American Beacon Fund	Expiration Date	Y Class	R6 Class	R5 Class
American Beacon Ninety One Global Franchise Fund	November 30, 2027	0.85%	0.82%	0.85%
American Beacon Ninety One International Franchise Fund	November 30, 2027	0.92%	0.82%	0.85%
The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Fund’s Board. The Manager will itself waive fees and/or reimburse expenses of the Fund to maintain the contractual expense ratio caps for each applicable class of shares or make arrangements with other service providers to do so. The Manager may also, from time to time, voluntarily waive fees and/or reimburse expenses of the Fund. The Board has approved a policy whereby the Manager may seek repayment for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.
The Sub-Advisor
Set forth below is a brief description of the sub-advisor and the portfolio managers who have joint and primary responsibility for the day-to-day management of the Funds. The SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership in the Funds they manage and their compensation.
Ninety One North America, Inc.  (“Ninety One NA”) is located at 65 East 55th Street, 30th Floor, New York, NY 10022. Ninety One NA is registered with the SEC as an investment adviser under the Advisers Act. Ninety One NA is a wholly-owned subsidiary of Ninety One International Limited (“Ninety One International”), which is an indirect wholly-owned subsidiary of Ninety One  Plc, a company listed on the London Stock Exchange, with a secondary listing on the Johannesburg Stock Exchange. Ninety One Plc is affiliated with Ninety One Limited (“Ninety One Ltd”), a company listed on the Johannesburg Stock Exchange. Ninety One Ltd is the majority owner of Ninety One Africa (Pty) Ltd, which is the parent of Ninety One SA (Pty) Ltd (“Ninety One Pty”). Ninety One UK Ltd. (“Ninety One UK”) is also an indirect wholly-owned subsidiary of Ninety One Plc. The firm managed approximately $163.0 billion in assets as of December 31, 2024.
Ninety One NA Portfolio Managers for the American Beacon Ninety One Global Franchise Fund
Elias Erickson, Portfolio Manager at Ninety One NA, serves as a portfolio manager of the American Beacon Ninety One Global Franchise Fund and American Beacon Ninety One International Franchise Fund. Mr.  Erickson joined Ninety One NA in 2018. Previously, Mr. Erickson was a Managing Director at Thornburg Investment Management, where he served as an Associate Portfolio Manager for the Thornburg Global Opportunities Fund since 2015.
Clyde Rossouw, Head of Quality at Ninety One Pty, serves as a portfolio manager of the American Beacon Ninety One Global Franchise Fund and American Beacon Ninety One International Franchise Fund. Mr.  Rossouw joined Ninety One Pty in 1999. He completed his Bachelor of Science (Statistics and Actuarial Science) degree at the University of Cape Town in 1991. Mr. Rossouw was awarded the Certificates in Actuarial Techniques (1995), and Finance and Investments (1997) by the Institute of Actuaries in London, and gained his Chartered Financial Analyst qualification in 1999.
24Prospectus – Fund Management

Abrie Pretorius, Portfolio Manager at Ninety One NA, serves as a portfolio manager of the American Beacon Ninety One Global Franchise Fund and American Beacon Ninety One International Franchise Fund. Mr.  Pretorius joined Ninety One NA in 2007. He graduated cum laude from the University of the North West,  Potchefstroom Campus, with a Master of Science degree in Quantitative Risk Management: Investment Management. Mr. Pretorius also holds the Investment Management Certificate and is a CFA charterholder.
Paul Vincent, Portfolio Manager at Ninety One UK, serves as a portfolio manager of the American Beacon Ninety One Global Franchise Fund. Mr. Vincent joined Ninety One UK in 2010. He graduated from the University of Surrey with a first-class Bachelor of Science (Hons) degree in Business Management. Mr. Vincent is also a CFA charterholder and holds the Investment Administration Qualification and Investment Management Certificate.
Ninety One NA Portfolio Managers for the American Beacon Ninety One International Franchise Fund
Elias Erickson, Portfolio Manager at Ninety One NA, serves as a portfolio manager of the American Beacon Ninety One Global Franchise Fund and American Beacon Ninety One International Franchise Fund. Mr.  Erickson joined Ninety One NA in 2018. Previously, Mr. Erickson was a Managing Director at Thornburg Investment Management, where he served as an Associate Portfolio Manager for the Thornburg Global Opportunities Fund since 2015.
Clyde Rossouw, Head of Quality at Ninety One Pty, serves as a portfolio manager of the American Beacon Ninety One Global Franchise Fund and American Beacon Ninety One International Franchise Fund. Mr.  Rossouw joined Ninety One Pty in 1999. He completed his Bachelor of Science (Statistics and Actuarial Science) degree at the University of Cape Town in 1991. Mr. Rossouw was awarded the Certificates in Actuarial Techniques (1995), and Finance and Investments (1997) by the Institute of Actuaries in London, and gained his Chartered Financial Analyst qualification in 1999.
Abrie Pretorius, Portfolio Manager at Ninety One NA, serves as a portfolio manager of the American Beacon Ninety One Global Franchise Fund and American Beacon Ninety One International Franchise Fund. Mr.  Pretorius joined Ninety One NA in 2007. He graduated cum laude from the University of the North West,  Potchefstroom Campus, with a Master of Science degree in Quantitative Risk Management: Investment Management. Mr. Pretorius also holds the Investment Management Certificate and is a CFA charterholder.
The Investment Advisory Agreement among the Trust, on behalf of the Funds, the Manager and the sub-advisor provides for the Funds to pay the sub-advisor an annualized investment advisory fee equal to  0.40% of the average daily net assets of each Fund.
Ninety One Pty and Ninety One UK are considered participating affiliates of Ninety One NA pursuant to applicable regulatory guidance and the portfolio managers employed by those entities are considered to be “supervised persons” of Ninety One NA, as the term is defined in the Advisers Act.
A discussion of the Board’s consideration and approval of the Investment Advisory Agreement among the Trust, on behalf of the Funds, the sub-advisor and the Manager, will be available in the Funds’ Semi-Annual Financial Statements as filed in Form N-CSR with the SEC for the fiscal period ending February 28, 2025.
Valuation of Shares
The price of each  Fund’s shares is based on its NAV. Each  Fund’s NAV per share is computed by adding total assets, subtracting all of a Fund’s liabilities, and dividing the result by the total number of shares outstanding.
The NAV per share of each class of a Fund’s shares is determined based on a pro rata allocation of a Fund’s investment income, expenses and total capital gains and losses. A Fund’s NAV per share is determined each business day as of the regular close of trading on the NYSE, which is typically 4:00 p.m. Eastern Time. However, if trading on the NYSE closes at a time other than 4:00 p.m. Eastern Time, a Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Funds do not price their shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when a Fund is not open for business, which may result in the value of a Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.
Equity securities and certain derivative instruments that are traded on an exchange are valued based on market value. Certain derivative instruments (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. The price of debt securities generally is determined using pricing services or quotes obtained from broker/dealers who may consider a number of inputs and factors, such as comparable characteristics, yield curve, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flow. Investments in other mutual funds are valued at the closing NAV per share of the mutual funds on the day of valuation. Equity securities, including shares of closed-end funds and ETFs, are valued at the last sale price or official closing price.
The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When a Fund holds securities or other assets that are denominated in a foreign currency, the exchange rates as of 4:00 p.m. Eastern Time will normally be used.
Rule 2a-5 under the Investment Company Act establishes requirements for determining fair value in good faith for purposes of the Investment Company Act, including related oversight and reporting requirements. The rule also defines when market quotations are “readily available” for purposes of the Investment Company Act, the threshold for determining whether a Fund must fair value a security.
Among other things, Rule 2a-5 permits  a Fund’s board to designate the Fund’s primary investment adviser as “valuation designee” to perform the Fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the registered investment company’s board receives the information it needs to oversee the investment adviser’s fair value determinations. The Board has designated the Manager as valuation designee under Rule 2a-5 to perform fair value functions in accordance with the requirements of Rule 2a-5.
Securities may be valued at fair value, as determined in good faith and pursuant to the Manager’s procedures. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as   for fixed-income securities and when: (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the determination of a Fund’s NAV per share, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger capitalization companies. Securities may be fair valued as a result of significant events occurring after the close of the foreign markets in which  a Fund invests. In addition, the Funds may invest in illiquid securities requiring these procedures.
Securities for the Funds  are often fair valued as a result of significant events occurring after the close of the foreign markets in which the Funds invest.
Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the
Prospectus – Fund Management25

Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Funds’ fair valuation procedures. You may view a Fund’s most recent NAV per share at www.americanbeaconfunds.com by clicking on ‘‘Quick Links’’ and then ‘‘Daily NAVs.’’
About Your Investment
Choosing Your Share Class
Each Fund offers various classes of shares. Each share class of a Fund represents an investment in the same portfolio of securities for that Fund, but each class has its own expense structure and combination of purchase restrictions and ongoing fees, allowing you to choose the class that best fits your situation.
Factors you should consider when choosing a class of shares include:

■	How long you expect to own the shares;

■	How much you intend to invest;

■	Total expenses associated with owning shares of each class;

■	Whether you plan to take any distributions in the near future; and

■	Availability of share classes.

Each investor’s financial considerations are different. You should speak with your financial professional to help you decide which share class is best for you.
Purchase and Redemption of Shares
Eligibility
The Y Class and R5 Class shares offered in this Prospectus are available to eligible investors who meet the minimum initial investment. R6 Class shares are available only to participating 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health savings plans, health savings accounts and funded welfare benefit plans (e.g., Voluntary Employees’ Beneficiary Association (VEBA) and Other Post-Employment Benefits (OPEB) plans).
R6 Class shares generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Funds; however, each Fund reserves the right in their sole discretion to waive this requirement. Generally, R6 Class shares are not available to retail non-retirement accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans. American Beacon Funds do not accept accounts registered to foreign individuals or entities, including foreign correspondent accounts. The  Funds do not conduct operations and is not offered for purchase outside of the United States.
Subject to your eligibility, as described below, you may invest in a Fund through intermediary organizations, such as broker-dealers, insurance companies, plan sponsors, third party administrators, and retirement plans. As described below, the Manager may allow certain individuals to invest directly in a Fund in its sole discretion.
If you are eligible and invest directly with  a Fund, the fees and policies with respect to a Fund’s shares that are outlined in this Prospectus are set by the Funds. The Manager and the Funds are not responsible for determining the suitability of a Fund or a share class for any investor.
If you invest through a financial intermediary, most of the information you will need for managing your investment will come from your financial intermediary. This includes information on how to buy, sell and exchange shares of each Fund. If you establish an account through a financial intermediary, the investment minimums described in this section may not apply. Investors investing in  a Fund through a financial intermediary should consult with their financial intermediary to ensure they obtain all information regarding the differences between available share classes. Your broker-dealer or financial intermediary also may charge fees that are in addition to those described in this Prospectus. Please contact your intermediary for information regarding investment minimums, how to purchase and redeem shares and applicable fees.
Minimum Investment Amount by Share Class

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by check/ACH/Exchange	Purchase/Redemption Minimum by Wire
Y	$100,000	$50	None
R6	None	$50	None
R5	$250,000	$50	None
The Manager may allow a reasonable period of time after opening an account for a Y Class or R5 Class investor to meet the initial investment requirement. In addition, for investors such as trust companies and financial professionals who make investments for a group of clients, the minimum initial investment can be met through aggregated purchase orders for more than one client.
Opening an Account
You may open an account through a retirement plan, an investment professional, a broker-dealer, or other financial intermediary. Please contact your financial intermediary for more information on how to open an account. Shares you purchase through your broker-dealer will normally be held in your account with that firm.
Direct mutual fund accounts are not available to new shareholders.   The Manager may allow the following individuals or entities to open new direct mutual fund accounts in its sole discretion: (i) corporate accounts, (ii) employees of the Manager, or its direct parent company, Resolute Investment Managers, Inc., and its affiliates and subsidiaries, (iii) employees of a sub-advisor to a fund in the American Beacon Funds Complex, (iv) members of the Board, and (v) members of the Manager’s Board of Directors.
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you will be asked for information that will allow the Fund or your financial institution to identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, and taxpayer identification numbers on the account or other documentation. The Fund is required by law to reject your new account application if the required identifying information is not provided.
The Fund reserves the right to liquidate a shareholder’s account at the current day’s NAV per share and remit proceeds via check if the Fund or a financial institution  is unable to verify the shareholder’s identity within three days of account opening.
26Prospectus – About Your Investment

Purchase Policies
Shares of a Fund are offered and purchase orders are typically accepted until 4:00 p.m. Eastern Time or the close of the NYSE (whichever comes first) on each day on which the NYSE is open for business. If a purchase order is received by a Fund in good order prior to a Fund’s deadline, the purchase price will be the NAV per share next determined on that day, plus any applicable sales charges. A purchase order is considered to be received in good order when it complies with all of a Fund’s applicable policies. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that a Fund is open for business, plus any applicable sales charges. Shares of a Fund will only be issued against full payment, as described more fully in this Prospectus and SAI.
A  Fund has authorized certain third-party financial intermediaries, such as broker-dealers, insurance companies, third-party administrators, and trust companies, to receive purchase and redemption orders on behalf of a  Fund and to designate other intermediaries to receive purchase and redemption orders on behalf of a Fund. A Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase or sell Fund shares will be priced at a Fund’s next determined NAV per share after receipt by the financial intermediary or its designee. It is the responsibility of your broker-dealer or financial intermediary to transmit orders that will be received by a Fund in proper form and in a timely manner. A Fund is not responsible for the failure of a broker-dealer or financial intermediary to transmit a purchase order in proper form and in a timely manner.
Fund shares may be purchased only in U.S. States and Territories in which they can be legally sold. Prospective investors should inquire as to whether shares of a  Fund are available for offer and sale in their jurisdiction. A Fund reserves the right to refuse purchases if, in the judgment of a Fund, the transaction would adversely affect a Fund and its shareholders. A Fund has the right to reject any purchase order or cease offering any or all classes of shares at any time. A  Fund reserves the right to require payment by wire. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. A Fund will not accept ‘‘starter’’ checks, credit card checks, money orders, cashier’s checks, or third-party checks.
If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees a Fund or the Manager has incurred. Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.
Please refer to the section titled ‘‘Frequent Trading and Market Timing’’ for information on a Fund’s policies regarding frequent purchases, redemptions, and exchanges.
Redemption Policies
If you purchased shares of the Fund through your financial intermediary, please contact your broker-dealer or other financial intermediary to sell shares of  the Fund. A sale or redemption of your shares is generally taxable to you. See “Distributions and Taxes - Taxes.”
The redemption price will be the NAV per share next determined after a redemption request is received in good order. In order to receive the redemption price calculated on a particular business day, redemption requests must be received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first).
Wire proceeds from redemption requests received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first) generally are transmitted to shareholders on the next day the Fund is open for business. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check, ACH, or pre-authorized automatic investment may be delayed until the funds have cleared, which may take up to ten days.
The Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of  the Fund’s investments or determination of its NAV per share is not reasonably practicable; or (iv) by order of the SEC for protection of the Fund’s shareholders.
Although the Fund intends to redeem shares by paying out available cash, cash generated by selling portfolio holdings (including cash equivalent portfolio holdings), or funds borrowed through the interfund credit facility, or from a bank line of credit, in stressed market conditions and other appropriate circumstances, the Fund reserves the right to pay the redemption price in whole or in part by borrowing funds from external parties or distributing securities or other assets held by the Fund. To the extent that the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.
Please refer to the section titled ‘‘Frequent Trading and Market Timing’’ for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.
Exchange Policies
If you purchased shares of a Fund through your financial intermediary, please contact your financial intermediary to determine if you may take advantage of the exchange policies described in this section and for the intermediary’s policies to effect an exchange.
Shares of any class of a Fund may be exchanged for shares of the same class of another American Beacon Fund under certain limited circumstances. Since an exchange involves a concurrent redemption and purchase, please review the sections titled ‘‘Redemption Policies’’ and ‘‘Purchase Policies’’ for additional limitations that apply to redemptions and purchases. If Fund shares were purchased by check, a shareholder must have owned those shares for at least ten days prior to exchanging out of the Fund and into another fund.
The eligibility and minimum investment requirement must be met for the class into which the shareholder is exchanging. Fund shares may be acquired through exchange only in U.S. states and Territories in which they can be legally sold. A Fund reserves the right to charge a fee and to modify or terminate the exchange privilege at any time. A Fund reserves the right to refuse exchange requests if, in the judgment of a Fund, the transaction would adversely affect a Fund and its shareholders. Please refer to the section titled “Frequent Trading and Market Timing” for information on a Fund’s policies regarding frequent purchases, redemptions, and exchanges.
Shares of any class of a Fund may be converted to shares of another class of a Fund under certain limited circumstances. For federal income tax purposes, the conversion of shares of one share class of a Fund to shares of a different share class of a Fund will not result in the realization of a capital gain or loss. However, an exchange of shares of a Fund for shares of a different American Beacon Fund generally is considered a redemption and a concurrent purchase, respectively, and thus may result in the realization of capital gain or loss for those purposes.
Prospectus – About Your Investment27

How to Purchase, Redeem or Exchange Shares
If your account is through a broker-dealer or other financial intermediary, please contact them directly to purchase, redeem or exchange shares of a Fund. Your broker-dealer or financial intermediary can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your broker-dealer or financial intermediary will transmit your request to a Fund and may charge you a fee for this service. Dealers, other financial intermediaries or fiduciaries purchasing shares for their customers are responsible for determining the suitability of a particular share class for an investor. You should include the following information with any order:

• Your name/account registration

• Your account number

• Type of transaction requested

• Fund name(s) and fund number(s)

• Dollar amount or number of shares

Transactions for direct shareholders are conducted through:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1
Mail	American Beacon Funds PO Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds 801 Pennsylvania Ave., Suite 219643 Kansas City, MO 64105-1307
Purchases by Wire:
Send a bank wire to State Street Bank and Trust Co. with these instructions:

■	ABA# 0110-0002-8; AC-9905-342-3,

■	Attn: American Beacon Funds,

■	the fund name and fund number, and

■	shareholder account number and registration.

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by check/ACH/Exchange	Purchase/Redemption Minimum by Wire
Y	$100,000	$50	None
R6	None	$50	None
R5	$250,000	$50	None
Redemption proceeds will be mailed to the account of record or transmitted to commercial bank designated on the account application form.
Supporting documents may be required for redemptions by estates, trusts, guardianships, custodians, corporations, and welfare, pension and profit sharing plans. Redemption requests must also include authorized signature(s) of all persons required to sign for the account. Call 1-800-658-5811 for instructions.
To protect the Fund and your account from fraud, a Medallion signature guarantee is required for redemption orders:

■	with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application, or

■	for an account whose address has changed within the last 30 days if proceeds are sent by check.

The Fund only accepts Medallion signature guarantees, which may be obtained at participating banks, broker-dealers and credit unions. A notary public cannot provide a signature guarantee. Call 1-800-658-5811 for instructions and further assistance.
Payments to Financial Intermediaries
For certain share classes, the Fund and/or the Manager (and/or the Manager’s affiliates), at their own expense, may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.
The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund. To the extent that the Fund pays any such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Manager, the Fund or its transfer agent. To the extent the Manager or its affiliates pay such compensation, it would likely include amounts from that party’s own resources and constitute what is sometimes referred to as ‘‘revenue sharing.’’
Compensation received by a financial intermediary from the Fund, the Manager or an affiliate of the Manager may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.
Any compensation received by a financial intermediary, whether from the Fund or the Manager and/or its affiliates, and the prospect of receiving it may provide the financial intermediary with an incentive to recommend the shares of the Fund, or a certain class of shares of the Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example,
28Prospectus – About Your Investment

placing it on a list of preferred funds. You can contact your financial intermediary for details about any such payments it receives from the Manager, its affiliates and/or the Fund, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this Prospectus.
The Fund will not make any of the payments described in this section with respect to its R6 Class shares.
Additional Payments with Respect to Y Class Shares
Y Class shares may also be available on brokerage platforms of firms that have agreements with a Fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Y Class shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. Shares of a Fund are available in other share classes that have different fees and expenses.
General Policies
If a shareholder’s account balance falls below the following minimum levels, the shareholder may be asked to increase the balance.

Share Class	Account Balance
Y	$25,000
R6	$0
R5	$75,000
If the account balance remains below the applicable minimum account balance after 45 days, the Fund reserves the right, upon 30 days’ advance written notice, to close the account and send the proceeds to the shareholder. The Fund reserves the authority to modify minimum account balances in its discretion.
A traditional IRA or Roth IRA invested directly will be charged an annual maintenance fee of $15.00 by the Custodian.
An ACH privilege allows electronic transfer from a checking or savings account into a direct account with the Fund. The ACH privilege may not be used for initial purchases but may be used for subsequent purchases and redemptions. Purchases of Fund shares by ACH are subject to a limit of $2,000 per Fund per day. The Fund reserves the right to waive such limit in its sole discretion.
ACH privileges must be requested on the account application, or may be established on an existing account by submitting a request in writing to the Fund. Validated signatures from all shareholders of record for the account are required on the written request. See details below regarding signature validations. Such privileges apply unless and until the Fund receives written instructions from all shareholders of record canceling such privileges. Changes of bank account information must also be made in writing with validated signatures. The Fund reserves the right to amend, suspend or discontinue the ACH privilege at any time without prior notice. The ACH privilege does not apply to shares held in broker “street name” accounts or in other omnibus accounts.
When a signature validation is called for, a Medallion signature guarantee or Signature Validation Program (“SVP”) stamp may be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or SVP recognized by the Securities Transfer Association. The Fund may reject a Medallion signature guarantee or SVP stamp. Shareholders should call 1-800-658-5811 for additional details regarding the Fund’s signature guarantee requirements.
The following policies apply to instructions you may provide to the Fund by telephone:

■
The Fund, its officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.

■	The Fund employs procedures reasonably designed to confirm that instructions communicated by telephone are genuine.

■	Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

The Fund reserves the right to:

■
liquidate a shareholder’s account at the current day’s NAV per share and remit proceeds via check if the Fund or a financial institution is unable to verify the shareholder’s identity within three business days of account opening,

■	seek reimbursement from the shareholder for any related loss incurred by the Fund if payment for the purchase of Fund shares by check does not clear the shareholder’s bank, and

■	reject a purchase order and seek reimbursement from the shareholder for any related loss incurred by the Fund if funds are not received by the applicable wire deadline.

Escheatment
Please be advised that certain state escheatment laws may require the Fund to turn over your mutual fund account to the state listed in your account registration as abandoned property unless you contact the Fund. Many states have added ‘‘inactivity’’ or the absence of customer-initiated contact as a component of their rules and guidelines for the escheatment of unclaimed property. These states consider property to be abandoned when there is no shareholder-initiated activity on an account for at least three (3) to five (5) years.
Depending on the laws in your jurisdiction, customer-initiated contact might be achieved by one of the following methods:

■	Send a letter to American Beacon Funds via the United States Post Office,

■
Speak to a Customer Service Representative on the phone after you go through a security verification process. For residents of certain states, contact cannot be made by phone but must be in writing or through the Fund’s secure web application,

■	Access your account through the Fund’s secure web application,

■	Cashing checks that are received and are made payable to the owner of the account.

The Fund, the Manager, and the transfer agent will not be liable to shareholders or their representatives for good faith compliance with escheatment laws. To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer’s and/or Controller’s Offices.   Unless you hold your shares directly with the Fund, you should contact your broker-dealer, retirement plan, or other third party intermediary regarding applicable state escheatment laws.
Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms
Prospectus – About Your Investment29

that the shareholder has not abandoned his or her property. If a shareholder designates a representative to receive escheatment notifications, any escheatment notices will be delivered both to the shareholder and the designated representative. The completed designation form may be mailed to the below address.
Contact information:

American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643 1-800-658-5811 www.americanbeaconfunds.com

Frequent Trading and Market Timing
Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including: (i) the dilution of the Fund’s NAV per share, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Frequent, short-term trading of Fund shares in an attempt to profit from day-to-day fluctuations in the Fund’s NAV per share is known as market timing.
The Funds are  particularly at risk for market timing activity. Please see “Market Timing Risk” under the description of each Fund.
The Fund’s Board of Trustees has adopted policies and procedures intended to discourage frequent trading and market timing. Shareholders may transact one ‘‘round trip’’ in a Fund in any rolling 90-day period. A ‘‘round trip’’ is defined as two transactions, each in an opposite direction. A round trip may involve either (i) a purchase or exchange into a Fund followed by a redemption or exchange out of the Fund or (ii) a redemption or exchange out of the Fund followed by a purchase or exchange into a Fund. If the Manager detects that a shareholder has exceeded one round trip in a Fund in any rolling 90-day period, the Manager, without prior notice to the shareholder, may prohibit the shareholder from making further purchases of a Fund. In general, each Fund reserves the right to reject any purchase order, terminate the exchange privilege, or liquidate the account of any shareholder that the Manager determines has engaged in frequent trading or market timing, regardless of whether the shareholder’s activity violates any policy stated in this Prospectus. Additionally, the Manager may in its discretion, reject any purchase or exchange into a Fund from any individual investor, institutional investor, or group whose trading activity could disrupt the management of the Fund or dilute the value of the Fund’s shares, including collective trading (e.g., following the advice of an investment newsletter). Such investors may be barred from future purchases of American Beacon Funds.
The round-trip limit does not apply to the following transaction types:

■	shares acquired through the reinvestment of dividends and other distributions;

■	systematic purchases and redemptions;

■	shares redeemed to return excess IRA contributions; or

■
certain transactions made within a retirement or employee benefit plan, such as payroll contributions, minimum required distributions, loans, and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant.

Financial intermediaries that offer Fund shares, such as broker-dealers, third-party administrators of retirement plans, and trust companies, will be asked to enforce the Funds’ policies to discourage frequent trading and market timing by investors. However, certain intermediaries that offer Fund shares have informed the Funds that they are currently unable to enforce the Fund’s policies on an automated basis. In those instances, the Manager will monitor trading activity of the intermediary in an attempt to detect patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Funds’ policies. A Fund may defer to an intermediary’s policies. For more information, please contact the financial intermediary through which you invest in the Funds.
The Manager monitors trading activity in the Fund to attempt to identify shareholders engaged in frequent trading or market timing. The Manager may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time. The ability of the Manager to detect frequent trading and market timing activity by investors who own shares through an intermediary is dependent upon the intermediary’s provision of information necessary to identify transactions by the underlying investors. The Funds have entered into agreements with the intermediaries that service the Fund’s investors, pursuant to which the intermediaries agree to provide information on investor transactions to the Fund and to act on the Fund’s instructions to restrict transactions by investors who the Manager has identified as having violated the Fund’s policies and procedures to deter frequent trading and market timing.
Wrap programs offered by certain intermediaries may be designated ‘‘Qualified Wrap Programs’’ by a Fund based on specific criteria established by the Funds and a certification by the intermediary that the criteria have been met. A Qualified Wrap Program is a wrap program whose sponsoring intermediary: (i) certifies that it has investment discretion over $50 million or more in client assets invested in mutual funds at the time of the certification, (ii) certifies that it directs transactions in accounts participating in the wrap program(s) in concert with changes in a model portfolio, (iii) provides the Manager a description of the wrap program(s), and (iv) managed by an intermediary that agrees to provide the Manager sufficient information to identify individual accounts in the intermediary’s wrap program(s). For purposes of applying the round-trip limit, transactions initiated by clients invested in a Qualified Wrap Program will not be matched to transactions initiated by the intermediary sponsoring the Qualified Wrap Program. For example, a client’s purchase of a Fund followed within 90 days by the intermediary’s redemption of the same Fund would not be considered a round trip. However, transactions initiated by a Qualified Wrap Program client are subject to the round-trip limit and will be matched to determine if the client has exceeded the round-trip limit. In addition, the Manager will monitor transactions initiated by Qualified Wrap Program intermediaries to determine whether any intermediary has engaged in frequent trading or market timing. If the Manager determines that an intermediary has engaged in activity that is harmful to a Fund, the Manager will revoke the intermediary’s Qualified Wrap Program status. Upon termination of status as a Qualified Wrap Program, all account transactions will be matched for purposes of testing compliance with the Fund’s frequent trading and market timing policies.
Each Fund reserves the right to modify the frequent trading and market timing policies and procedures and grant or eliminate waivers to such policies and procedures at any time without advance notice to shareholders. There can be no assurance that the Fund’s policies and procedures to deter frequent trading and market timing will have the intended effect or that the Manager will be able to detect frequent trading and market timing.
Distributions and Taxes
Each Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income (“dividends”), distributions of realized net capital gains (“capital gains distributions”) and net gains from foreign currency transactions (sometimes referred to below collectively as “other distributions”) (and dividends, capital gains distributions, and other distributions are sometimes referred to below collectively as “distributions”). Different tax treatment applies to different types of distributions (as described in the table under “Taxes”).
30Prospectus – About Your Investment

The Funds do not have a fixed dividend rate nor do they guarantee that they will pay any distributions in any particular period. Distributions paid by a Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the services and/or fees applicable to certain classes of shares. Distributions are paid as follows:

American Beacon Fund	Dividends Paid	Other Distributions Paid
American Beacon Ninety One Global Franchise Fund	Annually	Annually
American Beacon Ninety One International Franchise Fund	Annually	Annually
Options for Receiving Dividends and Other Distributions
When you open your Fund account, you can specify on your application how you want to receive distributions. To change that option, you must notify the transfer agent. Unless you instruct otherwise in your  account application, distributions payable to you by a Fund  will be reinvested in additional  shares of the distributing class of that Fund. There are four payment options available:

■	Reinvest All Distributions. You can elect to reinvest all distributions by a Fund in additional shares of the distributing class of that Fund.

■
Reinvest Only Some Distributions. You can elect to reinvest some types of distributions by a Fund in additional shares of the distributing class of that Fund while receiving the other types of distributions by that Fund by check or having them sent directly to your bank account by ACH (“in cash”).

■	Receive All Distributions in Cash. You can elect to receive all distributions in cash.

■
Reinvest Your Distributions in shares of another American Beacon Fund. You can reinvest all of your distributions by a Fund on a particular class of shares in shares of the same class of another American Beacon Fund that is available for exchanges. You must have an existing account in the same share class of the selected fund.

Distributions of Fund income are generally taxable to you regardless of the manner in which they are received or reinvested.
If you invest directly with a Fund, any election to receive distributions payable by check will only apply to distributions totaling $10.00 or more. Any distribution by a Fund totaling less than $10.00 will be reinvested in  shares of the distributing class of that  Fund and will not be paid to you by check.
If you elect to receive a distribution by check and the U.S. Postal Service cannot deliver your check, or if your check remains uncashed for at least six months, a Fund reserves the right to reinvest the amount of your check, and to reinvest all subsequent distributions, in shares of the distributing class of that Fund at the NAV per share on the day of the reinvestment. Interest will not accrue on amounts represented by uncashed distribution or redemption checks.
Shareholders investing in a Fund through a financial intermediary should discuss their options for receiving distributions with the intermediary.
Taxes
Fund distributions are taxable to shareholders other than tax-qualified retirement plans and accounts and other tax-exempt investors. However, the portion of a Fund’s dividends derived from its investments in U.S. Government obligations, if any, is generally exempt from state and local income taxes. Fund dividends, except those that are “qualified dividend income” (as described below), are subject to federal income tax at the rates for ordinary income contained in the Internal Revenue Code. The following table outlines the typical status of transactions in taxable accounts:

Type of Transaction	Federal Tax Status
Dividends from net investment income*	Ordinary income**
Distributions of the excess of net short-term capital gain over net long-term capital loss*	Ordinary income
Distributions of net gains from certain foreign currency transactions*	Ordinary income
Distributions of the excess of net long-term capital gain over net short-term capital loss (“net capital gain”)*	Long-term capital gains
Redemptions or exchanges of shares owned for more than one year	Long-term capital gains or losses
Redemptions or exchanges of shares owned for one year or less	Net gains are taxed at the same rate as ordinary income; net losses are subject to special rules
*	Whether reinvested or taken in cash.
**	Except for dividends that are attributable to ‘‘qualified dividend income,’’ if any.
To the extent distributions are attributable to net capital gain that a Fund recognizes they are subject to a 15% maximum federal income tax rate for individual and certain other non-corporate shareholders (each, an ‘‘individual’’) (20% for individuals with taxable income exceeding certain thresholds, which are indexed for inflation annually), regardless of how long the shareholder held his or her Fund shares. A portion of the dividends a  Fund pays to individuals may be ‘‘qualified dividend income’’ (‘‘QDI’’) and thus eligible for the preferential rates, mentioned above,  that apply to net capital gain. QDI is the aggregate of dividends a  Fund receives on shares of most domestic corporations (excluding most distributions from  REITs) and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions. To be eligible for those rates, a shareholder must meet similar restrictions with respect to his or her Fund shares.
A portion of the dividends a Fund pays may also be eligible for the dividends-received deduction allowed to corporations (“DRD”), subject to similar holding period and other restrictions, but the eligible portion may not exceed the aggregate dividends a Fund receives from domestic corporations only.
A shareholder may realize a taxable gain or loss when redeeming or exchanging shares. That gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the redeemed or exchanged shares were held. Any capital gain an individual shareholder recognizes on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the 15% and 20% tax rates mentioned above.
A shareholder who wants to use an acceptable basis determination method with respect to Fund shares other than the average basis method (the Fund’s default method) must elect to do so in writing, which may be electronic. Each Fund, or its administrative agent, must report to the IRS and furnish to its shareholders the basis information for dispositions of Fund shares. See “Tax Information” in the SAI for a description of the rules regarding that election and the Funds’ reporting obligation.
Prospectus – About Your Investment31

An individual must pay a 3.8% tax on the lesser of (1) the individual’s ‘‘net investment income,’’ which generally includes distributions a Fund pays and net gains realized on the redemption or exchange of Fund shares, or (2) the excess of the individual’s ‘‘modified adjusted gross income’’ over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this tax may have on their investment in Fund shares.
Each year, each Fund’s shareholders will receive tax information regarding Fund distributions and dispositions of Fund shares to assist them in preparing their income tax returns.
The foregoing is only a summary of some of the important federal income tax considerations that may affect Fund shareholders, who should consult their tax advisers regarding specific questions as to the effect of federal, state and local income taxes on an investment in a Fund.
Additional Information
The Funds’ Board oversees generally the operations of the Funds. The Trust enters into contractual arrangements with various parties, including among others, the Funds’ manager, sub-advisor(s), custodian, transfer agent, and accountants, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.
This Prospectus provides information concerning the Funds that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or create an agreement or contract between the Trust or the Funds and any investor, or to create any rights in any shareholder or other person other than any rights under federal or state law that may not be waived. Nothing in this Prospectus, the SAI or the Funds’ reports to shareholders is intended to provide investment advice and should not be construed as investment advice.
Service Fees
The Funds may reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries attributable to Y Class and R5 Class shares of the Funds. R6 Class shares will not reimburse the Manager for any non-distribution shareholder services provided by financial intermediaries.
Portfolio Holdings
A complete list of  each Fund’s holdings is made available on the Funds’ website on a quarterly basis approximately sixty days after the end of each calendar quarter and remains available for six months thereafter. A list of  each Fund’s ten largest holdings is made available on the Fund’s website on a quarterly basis. The ten largest holdings of  each Fund are generally posted to the website approximately fifteen days after the end of each calendar quarter and remain available until the next quarter. To access the holdings information, go to www.americanbeaconfunds.com.  A Fund’s ten largest holdings may also be accessed by selecting  a particular  Fund’s fact sheet.
A description of  each Fund’s policies and procedures regarding the disclosure of portfolio holdings is available in the Fund’s SAI, which you may access on the Funds’ website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.
Delivery of Documents
The summary prospectus is available, and the Annual Shareholder Reports and Semi-Annual Shareholder Reports (“Shareholder Reports”) will be available, online at www.americanbeaconfunds.com/reports. If you are interested in electronic delivery of the Funds’ summary prospectus, please go to www.americanbeaconfunds.com and click on ‘‘Quick Links’’ and then ‘‘Register for E-Delivery.’’
To reduce expenses, your financial institution may mail only one copy of the summary prospectus and Shareholder Reports to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.
Financial Highlights
The financial highlights tables are intended to help you understand each Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share.
The total returns in each Fund’s tables represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and other distributions).
The financial highlights shown below for Y Class and R5 Class shares of the American Beacon Ninety One Global Franchise Fund, and the R5 Class shares of the American Beacon Ninety One International Franchise Fund, represent the financial history of each Fund’s Predecessor Fund, that was a separate series of The Advisors’ Inner Circle Fund III. Each Predecessor Fund was acquired by the respective Fund in a reorganization on November 15, 2024. The information for the fiscal periods ended October 31, 2020, October 31, 2021, October 31, 2022, October 31, 2023, and October 31, 2024 was audited by the Predecessor Funds’ independent registered public accounting firm, Ernst & Young LLP, whose report, along with further detail on the Predecessor Funds’ financial statements, are included in the Predecessor Funds’ Annual Shareholder Reports. The Annual and Semi-Annual Shareholder Reports are available upon request by calling 1-844-426-8721.
Information is not provided for the R6 Class shares of the Funds, and the  Y Class shares of the American Beacon Ninety One International Franchise Fund, because those share classes had not commenced operations prior to the fiscal year ended October 31, 2024.
32Prospectus – Additional Information

American Beacon Ninety One Global Franchise FundSM
	Y Class(1)
	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020
Net Asset Value, Beginning of Year	$14.49	$13.21	$16.54	$12.31	$11.64
Income from Investment Operations:
Net Investment Income*	–	0.02	0.01	–	0.05
Net Realized and Unrealized Gain (Loss)	2.67	1.26	(3.34)	4.25	0.71
Total from Investment Operations	2.67	1.28	(3.33)	4.25	0.76
Dividends and Distributions:
Net Investment Income	(0.02)	–	–	(0.02)	(0.05)
Capital Gains	–	–	–	–	(0.04)
Total Dividends and Distributions	(0.02)	–	–	(0.02)	(0.09)
Net Asset Value, End of Year	$17.14	$14.49	$13.21	$16.54	$12.31
Total Return†	18.43%	9.73%	(20.13)%	34.58%	6.54%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$5,340	$4,738	$4,173	$6,448	$4,266
Ratio of Expenses to Average Net Assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.22%	1.23%	1.24%	1.28%	1.49%
Ratio of Net Investment Income to Average Net Assets	0.02%	0.13%	0.06%	–	0.38%
Portfolio Turnover Rate	28%	8%	3%	5%	9%

(1)	Prior to the reorganization on November 15, 2024, the Y Class was known as A Shares.
*	Per share calculations were performed using average shares for the period.
†
Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

Prospectus – Additional Information33

American Beacon Ninety One Global Franchise FundSM
	R5 Class(1)
	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020
Net Asset Value, Beginning of Year	$14.54	$13.27	$16.59	$12.35	$11.67
Income from Investment Operations:
Net Investment Income*	0.04	0.06	0.05	0.03	0.07
Net Realized and Unrealized Gain (Loss)	2.69	1.26	(3.35)	4.26	0.72
Total from Investment Operations	2.73	1.32	(3.30)	4.29	0.79
Dividends and Distributions:
Net Investment Income	(0.05)	(0.05)	(0.02)	(0.05)	(0.07)
Capital Gains	–	–	–	–	(0.04)
Total Dividends and Distributions	(0.05)	(0.05)	(0.02)	(0.05)	(0.11)
Net Asset Value, End of Year	$17.22	$14.54	$13.27	$16.59	$12.35
Total Return†	18.82%	9.97%	(19.91)%	34.85%	6.77%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$352,343	$295,961	$249,939	$235,443	$96,258
Ratio of Expenses to Average Net Assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	0.97%	0.98%	0.99%	1.02%	1.24%
Ratio of Net Investment Income to Average Net Assets	0.27%	0.39%	0.32%	0.17%	0.60%
Portfolio Turnover Rate	28%	8%	3%	5%	9%

(1)	Prior to the reorganization on November 15, 2024, the R5 Class was known as I Shares.
*	Per share calculations were performed using average shares for the period.
†
Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

34Prospectus – Additional Information

American Beacon Ninety One International Franchise FundSM
	R5 Class(2)
	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022	Period Ended October 31, 2021(1)
Net Asset Value, Beginning of Year or Period	$8.46	$7.39	$9.80	$10.00
Income from Investment Operations:
Net Investment Income (Loss)*	0.06	0.05	0.04	(0.01)
Net Realized and Unrealized Gain (Loss)	2.11	1.06	(2.45)	(0.19)
Total from Investment Operations	2.17	1.11	(2.41)	(0.20)
Dividends and Distributions:
Net Investment Income	(0.08)	(0.04)	–	–
Total Dividends and Distributions	(0.08)	(0.04)	–	–
Net Asset Value, End of Year or Period	$10.55	$8.46	$7.39	$9.80
Total Return†	25.78%	15.02%	(24.59)%	(2.00)%
Ratios and Supplemental Data
Net Assets, End of Year or Period (Thousands)	$4,901	$1,186	$1,403	$1,809
Ratio of Expenses to Average Net Assets	0.85%	0.85%	0.85%	0.85% ††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	5.94%	12.98%	11.88%	37.19% ††
Ratio of Net Investment Income (Loss) to Average Net Assets	0.56%	0.58%	0.52%	(0.54)% ††
Portfolio Turnover Rate	8%	8%	18%	0% ‡

(1)	Commenced operations on August 31, 2021.
(2)	Prior to the reorganization on November 15, 2024, the R5 Class was known as I Shares.
*	Per share data calculated using average shares method.
†
Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

Prospectus – Additional Information35

Additional Information
Additional information about the Funds is found in the documents listed below. Request a free copy of these documents by calling 1-800-658-5811 or you may access them on the Funds’ website at www.americanbeaconfunds.com.
Annual Shareholder Report/Semi-Annual Shareholder Report and Form N-CSR
The Funds’ Annual and Semi-Annual Shareholder Reports and Form N-CSR will include additional information about  each Fund’s investments. The Funds’ Annual Shareholder Report will also include a discussion by the Manager of market conditions and investment strategies that materially affected a Fund’s performance during the reporting period. The Form N-CSR will include   each Fund’s annual and semi-annual financial statements, as well as the report of the Funds’ independent registered public accounting firm in the annual financial statements. Reports will be available approximately 60 days after a Fund passes its first annual and semi-annual reporting periods.
SAI
The SAI contains more details about the Funds and their investment policies. The SAI is incorporated in this Prospectus by reference (it is legally part of this Prospectus). A current SAI is on file with the SEC.
To obtain more information about the Fund, such as the Fund’s financial statements, or to request a copy of the documents listed above:

By Telephone:	Call 1-800-658-5811
By Mail:	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643
By E-mail:	americanbeaconfunds@ambeacon.com
On the Internet:	Visit our website at www.americanbeaconfunds.com Visit the SEC website at www.sec.gov
The SAI and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. The SAI and other information about the Funds may also be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

American Beacon is a registered service mark of American Beacon Advisors, Inc. The American Beacon Funds, American Beacon Ninety One Global Franchise Fund and American Beacon Ninety One International Franchise Fund are service marks of American Beacon Advisors, Inc.

SEC File Number 811-04984

Appendix A
GLOSSARY

ACH	Automated Clearing House
Advisers Act	Investment Advisers Act of 1940, as amended
American Beacon or Manager	American Beacon Advisors, Inc.
Beacon Funds or Trust	American Beacon Funds
Board	Board of Trustees
Brexit	The United Kingdom’s departure from the European Union
Capital Gains Distributions	Distributions of realized net capital gains
CDSC	Contingent Deferred Sales Charge
CFTC	Commodity Futures Trading Commission
CPO	Commodity Pool Operator
Denial of Services	A cybersecurity incident that results in shareholders or service providers being unable to access electronic systems
Distributor	Resolute Investment Distributors, Inc.
Dividends	Distributions from the Fund’s net investment income
DRD	Dividends-received deduction
EU	European Union
FCA	UK Financial Conduct Authority
FHLB	Federal Home Loan Bank
Forwards	Forward Currency Contracts
GNMA	Government National Mortgage Association
Internal Revenue Code	Internal Revenue Code of 1986, as amended
Investment Company Act	Investment Company Act of 1940, as amended
IRA	Individual Retirement Account
IRS	Internal Revenue Service
Junk Bonds	High yield, non-investment grade bonds
LOI	Letter of Intent
Management Agreement	The Fund’s Management Agreement with the Manager
Model	Proprietary Mathematical Quantitative Model
Moody’s	Moody’s Investors Service, Inc.
NAV	Fund’s net asset value
NDF	Non-deliverable foreign currency forward contract
NYSE	New York Stock Exchange
Other Distributions	Distributions of net gains from foreign currency transactions
OTC	Over-the-Counter
QDI	Qualified Dividend Income
REIT	Real Estate Investment Trust
RIC	Regulated Investment Company
SAI	Statement of Additional Information
SEC	Securities and Exchange Commission
State Street	State Street Bank and Trust Company
SVP	Signature Validation Program
UGMA	Uniform Gifts to Minors Act
UK	United Kingdom
UTMA	Uniform Transfers to Minors Act
Prospectus – AppendixA-1

Statement of Additional Information
  February 21, 2025

Ticker
Share Class	Y	R6	R5
American Beacon Ninety One Global Franchise Fund	ZGFAX	ZGFRX	ZGFIX
American Beacon Ninety One International Franchise Fund	ZIFAX	ZIFRX	ZIFIX
This Statement of Additional Information (“SAI”) should be read in conjunction with the prospectus dated  February 21, 2025 (the “Prospectus”) for the  American Beacon Ninety One Global Franchise Fund and American Beacon Ninety One International Franchise Fund  (each individually a “Fund”, and collectively the “Funds”), each a separate series of American Beacon Funds, a Massachusetts business trust. Copies of the Prospectus may be obtained without charge by calling 1-800-658-5811. You also may obtain copies of the Prospectus without charge by visiting the Funds’ website at www.americanbeaconfunds.com. This SAI is incorporated by reference into the Funds’ Prospectus. In other words, it is legally a part of the Prospectus. This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the current Prospectus.   Capitalized terms in this SAI have the same definition as in the Prospectus, unless otherwise defined. Capitalized terms that are not otherwise defined in this SAI or the Prospectus are defined in Appendix D.
The Funds have adopted the financial statements of the Acquired Ninety One Funds (as defined below). Those financial statements were audited by the registered public accounting firm for the Acquired Ninety One Funds. The financial statements and accompanying notes appearing in Item 7 of the Acquired Ninety One Funds’ Form N-CSR for the fiscal year ended October 31, 2024, are incorporated by reference into this SAI. The Acquired Ninety One Funds’ Annual and Semi-Annual Shareholder Reports, and financial statements and accompanying notes, may be obtained, without charge, upon request, by calling 1-844-426-8721.
The Funds commenced operations after October 31, 2024. Accordingly, financial statements for the Funds are not yet available. Copies of the Funds’ Annual Shareholder and Semi-Annual Shareholder Reports, and financial statements and accompanying notes, may be obtained when available, without charge, upon request by calling 1-800-658-5811 or visiting  www.americanbeaconfunds.com.

ORGANIZATION AND HISTORY OF THE FUNDS
Each Fund is a separate series of the American Beacon Funds (the “Trust”), an open-end management investment company organized as a Massachusetts business trust on January 16, 1987. Each Fund constitutes a separate investment portfolio with a distinct investment objective and distinct purpose and strategy. Each of the American Beacon Ninety One Global Franchise Fund and the American Beacon Ninety One International Franchise Fund is “non-diversified” as that term is defined by the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”).  The Funds are comprised of multiple classes of shares designed to meet the needs of different groups of investors. This  SAI relates to the  Y Class, R6 Class, and R5 Class shares of the Funds.
On November 15, 2024, the American Beacon Ninety One Global Franchise Fund and American Beacon Ninety One International Franchise Fund acquired all the assets and assumed all the liabilities of, respectively, the Ninety One Global Franchise Fund and Ninety One International Franchise Fund, each a series of The Advisors’ Inner Circle Fund III. Collectively, the Ninety One Global Franchise Fund and Ninety One International Franchise Fund are referred to herein as the “Acquired Ninety One Funds.” Since each Acquired Ninety One Fund’s investment objective and policies were the same in all material respects as those of the corresponding Fund, and since the Funds have engaged the investment advisor that previously provided services to the Acquired Ninety One Funds, Ninety One North America, Inc. (“Ninety One NA”), as sub-advisor, each Fund adopted the prior performance and financial history of the corresponding Acquired Ninety One Fund.
NON-DIVERSIFIED STATUS
As noted above, each of the  American Beacon Ninety One Global Franchise Fund and American Beacon Ninety One International Franchise Fund are “non-diversified” under the Investment Company Act, which means that they may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. An investment in these Funds may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer, or the effects of a single economic, political or regulatory event, may cause greater fluctuations in the value of its shares. Although the Funds are non-diversified under the Investment Company Act, they are subject to the diversification rules of the Internal Revenue Code, that apply to all “regulated investment companies.” These rules provide that, among the requirements to maintain the favorable tax treatment applicable to  RICs, a Fund may not acquire a security if, as a result, with respect to 50% of the value of its total assets, more than 5% of that value would be invested in the securities of a single issuer or more than 10% of the outstanding voting securities of an issuer would be held by a Fund. With respect to the remaining 50% of its total asset value, a Fund is limited to holding no more than 25% of that value in the securities of any one issuer, the securities of any two or more issuers that the Fund controls (by owning 20% or more of their voting power) and that are determined to be engaged in the same, similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships.” These limits apply only as of the end of each quarter of the Funds’ taxable (fiscal) year and do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or issued by other RICs.
ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
The investment objectives, principal investment strategies, and principal risks of each Fund are described in the Prospectus. This section contains additional information about the Funds’ investment policies and risks and types of investments a Fund may purchase. The composition of a Fund’s portfolio and the strategies that a Fund may use in selecting investments may vary over time. A Fund is not required to use all of the investment strategies described below in pursuing its investment objectives. It may use some of the investment strategies only at some times or it may not use them at all. Investors should carefully consider their own investment goals and risk tolerance before investing in a Fund. In the following table, Funds with an “X” in a particular strategy/risk are more likely to use or be subject to that strategy/risk than those without an “X”; however, any of the Funds could be subject to the strategies/risks below.

Strategy/Risk	American Beacon Ninety One Global Franchise Fund	American Beacon Ninety One International Franchise Fund
Borrowing Risk	X	X
Cash Equivalents and Other Short-Term Investments	X	X
Government Money Market Funds	X	X
Government Obligations	X	X
Corporate Actions	X	X
Currencies Risk	X	X
Cybersecurity and Operational Risk	X	X
Derivatives	X	X
Forward Foreign Currency Contracts	X	X
Futures Contracts	X	X
Options	X	X
Rights	X	X
Swap Agreements	X	X
Currency Swaps	X	X
Equity Investments	X	X
Common Stock	X	X

Strategy/Risk	American Beacon Ninety One Global Franchise Fund	American Beacon Ninety One International Franchise Fund
Depositary Receipts	X	X
ADRs	X	X
EDRs	X	X
GDRs	X	X
Initial Public Offerings	X	X
ESG Considerations	X	X
Expense Risk	X	X
Foreign Investing	X	X
Chinese Company Securities	X	X
Emerging Market Securities	X	X
European Securities	X	X
United Kingdom Securities	X	X
Pacific Basin Securities		X
Growth Companies	X	X
Issuer Risk	X	X
Large-Capitalization Companies Risk	X	X
Mid-Capitalization Companies Risk	X	X
Other Investment Company Securities and Exchange-Traded Products	X	X
ETFs	X	X
Money Market Funds	X	X
Preferred Stock	X	X
Real Estate Related Investments	X	X
Redemption Risk	X	X
Valuation Risk	X	X
Value Companies Risk	X	X
Borrowing Risk —  A Fund may borrow money in an amount up to one-third of its total assets (including the amount borrowed) from banks and other financial institutions. A Fund may borrow for temporary purposes. Borrowing may exaggerate changes in a Fund’s NAV and in its total return. Interest expense and other fees associated with borrowing may impact a Fund’s expenses and reduce its returns.
Cash Equivalents and Other Short-Term Investments  — Cash equivalents and other short-term investments in which a Fund may invest include the investments set forth below.

■
Government Money Market Funds.  A Fund may invest cash balances in money market funds that are registered as investment companies under the Investment Company Act, including money market funds that are advised by the Manager. Money market funds invest in highly-liquid, short-term instruments, which include cash and cash equivalents, and debt securities with high credit ratings and short-term maturities, such as U.S. Treasuries. A “government money market fund” is required to invest at least 99.5% of its total assets in cash, U.S. government securities, and/or repurchase agreements that are fully collateralized by government securities or cash. Government securities include any security issued or guaranteed as to principal or interest by the U.S. government and its agencies or instrumentalities. By investing in a money market fund, a Fund becomes a shareholder of that money market fund. As a result, Fund shareholders indirectly bear their proportionate share of the expenses of the money market funds in which a Fund invests in addition to any fees and expenses Fund shareholders directly bear in connection with a Fund’s own operations. These expenses may include, for example, advisory and administrative fees, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager. These other fees and expenses are reflected in the Fees and Expenses Table for a Fund in its Prospectus, if applicable. Shareholders also would be exposed to the risks associated with money market funds and the portfolio investments of such money market funds, including that a money market fund’s yield will be lower than the return that a Fund would have derived from other investments that would provide liquidity. Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased can cause the price of a money market security to decrease and may reduce the money market fund’s yield. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. Factors that could adversely affect the value of a money market fund’s shares include, among other things, a sharp rise in interest rates, an illiquid market for the securities held by the money market fund, a high volume of redemption activity in a money market fund’s shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the money market fund. There can be no assurance that a money market fund will maintain a $1.00 per share net asset value (“NAV”) at all times.

■
Government Obligations. Government obligations may include U.S. Treasury securities, Treasury inflation-protected securities, and other debt instruments backed by the full faith and credit of the United States, or debt obligations of U.S. Government-sponsored entities.

Corporate Actions — From time to time, a Fund may voluntarily participate in corporate actions (for example, acquisitions, mergers, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a Fund, and the acquisition is determined to be beneficial to Fund shareholders (“Corporate Actions”). In connection with its holdings of foreign and emerging markets securities and depositary receipts, a Fund may not have the same rights afforded to stockholders of a typical domestic company in the event of a Corporate Action. Notwithstanding any percentage investment limitation listed under the “Investment Restrictions” section or any percentage investment limitation of the Investment Company Act or rules thereunder, if a Fund has the opportunity to acquire a permitted security or instrument through a Corporate Action, and by doing so, a Fund would exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the Corporate Action, a  Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.
Currencies Risk — A Fund may have significant exposure to foreign currencies for investment or hedging purposes by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies (including emerging market currencies), or by purchasing or selling foreign currency forward contracts, non-U.S. currency futures contracts, options on non-U.S. currencies and non-U.S. currency futures and swaps for cross-currency investments. Foreign currencies will fluctuate, and may decline, in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies, securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. For example, if the U.S. dollar appreciates against foreign currencies, the value of Fund holdings generally would depreciate and vice versa.
Cybersecurity and Operational Risk  —   With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Funds, their service providers, third-party fund distribution platforms, and the issuers of a Fund’s investments may be prone to operational and information security risks resulting from cybersecurity incidents, including cyber-attacks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, stealing or corrupting data maintained online or digitally (e.g., through “hacking,” computer viruses or other malicious software coding), the theft and holding for ransom of proprietary or confidential information or data (referred to as “ransomware” attacks), denial of service attacks on websites, “phishing” attempts and other social engineering techniques aimed at personnel or systems, and the unauthorized release of confidential information. Cyber-attacks affecting the Funds, the Manager, the sub-advisor, the Custodian (as defined below), the transfer agent, intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber-attacks may interfere with the processing of shareholder transactions, result in the loss or theft of shareholder data or funds, impact  a Fund’s ability to calculate NAV per share, cause the release of private shareholder information or confidential business information, result in violations of applicable privacy and other laws, impede trading, subject the Funds to regulatory fines or financial losses and/or cause  reputational damage. A cyber-attack may also result in shareholders or service providers being unable to access electronic systems (also known as “denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. The Funds may also incur additional costs for  cybersecurity risk management purposes or corrective measures, and such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber-attackers become more sophisticated and their techniques become more complex. Similar types of cybersecurity risks are also present for issuers of the Funds’ investments, which could result in material adverse consequences for such issuers and may cause a Fund to lose value. Adverse consequences also could result from  cybersecurity incidents affecting counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. Furthermore, as a result of cyber-attacks, disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or unable to accurately price its investments.  A Fund’s service providers also may be negatively impacted due to operational risks arising from  non-cybersecurity related factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology errors or malfunctions, changes in personnel, and errors caused by Fund service providers or counterparties. In addition, other events or circumstances — whether foreseeable, unforeseeable, or beyond the  Funds’ control, such as acts of war, other conflicts, terrorism, natural disaster, widespread disease, pandemic or other public health crises may result in, among other things, quarantines and travel restrictions, workforce displacement and loss or reduction in Personnel and other resources. In the above circumstances, the Funds and the Service Providers’ operations may be significantly impacted, or even temporarily halted. The  Funds’ securities market counterparties or vendors may face the same or similar systems failure, cybersecurity breaches and other business disruptions risks. Any of these results could have a substantial adverse impact on a Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and service providers could be unable to access electronic systems to perform critical duties for a Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. There are inherent limitations in risk management systems that seek to reduce the risks associated with cybersecurity incidents, including the possibility that risks may not have been adequately identified or prepared for, or that different or unknown threats may emerge in the future. Furthermore, a Fund does not control the  cybersecurity systems and plans of the issuers of a Fund’s investments, third party service providers, trading counterparties or any other service providers whose operations may affect a Fund or its shareholders. The use of cloud-based service providers could heighten or change these risks. In addition, remote and hybrid work arrangements by a Fund, the Manager or their service providers could increase all of the above risks, create additional data and information accessibility concerns, and make a Fund, the Manager or their service providers susceptible to operational disruptions, any of which could adversely impact their operations.
Derivatives — Generally a derivative is a financial instrument the value of which is based on, or “derived” from, a traditional security, asset, currency, or market index (collectively referred to as “reference assets”). A Fund may use derivatives for hedging and efficient portfolio management purposes. Derivative instruments may allow for better management of exposure to certain asset classes, as well as more efficient access to asset classes. There are many different types of derivatives and many different ways to use them. Some forms of derivatives, such as exchange-traded futures, options on securities, commodities, or indices, and certain forward contracts are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators.
Derivatives may involve significant risk. Many derivative instruments often require little or no payment and therefore often create inherent economic leverage. Some derivatives have the potential for unlimited loss, regardless of the size of a Fund’s initial investment. Not all derivative transactions require a counterparty to post collateral, which may expose  a Fund to greater losses in the event of a default by a counterparty.
Derivatives may be illiquid and may be more volatile than other types of investments. A Fund may buy and sell derivatives that are neither centrally cleared nor traded on an exchange. Such derivatives may be subject to heightened counterparty, liquidity and valuation risks.
The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) replaced the asset segregation regime of Investment Company Act Release No. 10666 (“Release 10666”) with a new framework for the use of derivatives by registered funds. The SEC rescinded Release 10666 and withdrew no-action letters and similar guidance addressing a Fund’s use of derivatives and began requiring a Fund to satisfy the requirements of the Derivatives Rule. As a result, a Fund is no longer required to engage in “segregation” or “coverage” techniques with respect to derivatives transactions and will instead comply with the applicable requirements of the Derivatives Rule.
The Derivatives Rule mandates that a Fund adopt and/or implement: (i) value-at-risk limitations (“VaR”); (ii) a written derivatives risk management program; (iii) new Board oversight responsibilities; and (iv) new reporting and recordkeeping requirements. In the event that a Fund’s derivative exposure is 10% or less of its net assets, excluding certain currency and interest rate hedging transactions, it can elect to be classified as a limited derivatives user (“Limited Derivatives User”) under the Derivatives Rule, in which case a Fund is not subject to the full requirements of the Derivatives Rule. Limited Derivatives Users are excepted from VaR testing, implementing a derivatives risk management program, and certain Board oversight and reporting requirements mandated by the Derivatives Rule. However, a Limited Derivatives User is still required to implement written compliance policies and procedures reasonably designed to manage its derivatives risks. The Derivatives Rule also provides special treatment for reverse repurchase agreements, similar financing transactions and unfunded commitment agreements. Specifically, a Fund may elect whether to treat reverse repurchase agreements and similar financing transactions as “derivatives transactions” subject to the requirements of the Derivatives Rule or as senior securities equivalent to bank borrowings for purposes of Section 18 of the 1940 Act. In addition, a Fund may invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that: (i) a Fund intends to physically settle the transaction; and (ii) the transaction will settle within 35 days of its trade date.
The enactment of the Dodd-Frank Act and similar global regulations resulted in historic and comprehensive reform relating to derivatives, including the manner in which they are entered into, reported, recorded, executed, and settled or cleared. Pursuant to these regulations, the SEC, CFTC and foreign regulators have promulgated a broad range of regulations and guidance on the use of derivatives, including use by registered investment companies. These include regulations with respect to security-based swaps (e.g., derivatives based on a single security or narrow-based securities index) that are regulated by the SEC in the U.S., and other swaps that are regulated by the CFTC and the markets in which these instruments trade. In addition, regulations adopted by the banking regulators require certain banks to include in a range of financial contracts, including many derivatives contracts, terms delaying or restricting default, termination and other rights in the event that the bank and/or its affiliates become subject to certain types of resolution or insolvency proceedings. The regulations could limit a Fund’s ability to exercise a range of cross-default rights if its counterparty, or an affiliate of the counterparty, is subject to bankruptcy or similar proceeding. Such regulations could further negatively impact a Fund’s use of derivatives. Under CFTC Regulation 4.5, a Fund is excluded from registration as a CPO if its investments in commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards and swaps), other than those used for bona fide hedging purposes (as defined by the CFTC), are limited, such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) do not exceed 5% of a Fund’s NAV. Alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, may not exceed 100% of a Fund’s NAV, after taking into account unrealized profits and unrealized losses on any such positions. Further, to qualify for the exclusion in Regulation 4.5, a Fund must satisfy a marketing test, which requires, among other things, that a Fund not hold itself out as a vehicle for trading commodity interests. A Fund’s ability to use these instruments also may be limited by federal income tax considerations. See the section entitled “Tax Information.”
The Manager, on behalf of the Funds, has filed a notice claiming the CFTC Regulation 4.5 exclusion from CPO registration with respect to the Funds. The Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Funds.
Further information about the specific types of derivative instruments in which a Fund may invest, including the risks involved in their use, are contained under the description of each of these instruments in this SAI. A Fund may invest in various types of derivatives, including among others:

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Forward Foreign Currency Contracts.  A Fund may enter into forward foreign currency contracts (“forward currency contracts”), which are a type of derivative instrument, for a variety of reasons.   A forward currency contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Because these forward currency contracts normally are settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers.

Forward currency contracts may serve as long hedges. For example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that it intends to acquire. Forward currency contract transactions also may serve as short hedges. For example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or from a dividend or interest payment on a security denominated in a foreign currency.

A  Fund may enter into forward currency contracts to sell a foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its respective portfolio securities denominated in such foreign currency. In addition, a Fund may use forward currency contracts when the sub-advisor wishes to “lock in” the U.S. dollar price of a security when a Fund is purchasing or selling a security denominated in a foreign currency or anticipates receiving a dividend or interest payment denominated in a foreign currency.

A  Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions in order to minimize the risk to a  Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

A  Fund may use forward currency contracts to seek to hedge against, or profit from, changes in the value of a particular currency by using forward currency contracts on another foreign currency or a basket of currencies, the value of which  the sub-advisor believes will have a positive correlation to the values of the currency being hedged. When hedging, use of a different foreign currency magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.

In addition, a Fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a Fund owned securities denominated in a foreign currency that the sub-advisor believed would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second currency. Transactions that involve two foreign currencies are sometimes referred to as “cross hedging.” Use of a different foreign currency magnifies a Fund’s exposure to foreign currency exchange rate fluctuations.

A Fund also may enter into forward currency contracts for non-hedging purposes if a foreign currency is anticipated to appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in  a Fund’s investment portfolio.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts usually are entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

Sellers or purchasers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by purchasing or selling, respectively, an instrument identical to the instrument sold or bought, respectively. Secondary markets generally do not exist for forward currency contracts, however, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, a Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities.

The precise matching of forward currency contract amounts and the value of securities whose U.S. dollar value is being hedged by those contracts involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

A  Fund bears the risk of loss of the amount expected to be received under a forward currency contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund may have contractual remedies pursuant to the forward currency contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect a Fund’s rights as a creditor.

At the maturity of a forward contract, a Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract. If a Fund retains the portfolio security and engages in an offsetting transaction, a Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between a Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, a Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Forward currency contracts in which a Fund may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. When  a Fund enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

A Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of a Fund into such currency. When  a Fund engages in foreign currency transactions for hedging purposes, it will not enter into foreign exchange forwards to sell currency or maintain a net exposure to such contracts if their consummation would obligate  a Fund to deliver an amount of foreign currency materially in excess of the value of its portfolio securities or other assets denominated in that currency.

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Futures Contracts. A Fund may enter into futures contracts. Futures contracts are a type of derivative instrument that obligate the purchaser to take delivery of, or cash settle a specific amount of, a commodity, security or other obligation underlying the contract at a specified time in the future for a specified price. Likewise, the seller incurs an obligation to deliver the specified amount of the underlying obligation against receipt of the specified price. Futures are traded on both U.S. and foreign commodities exchanges. The purchase of futures can serve as a long hedge, and the sale of futures can serve as a short hedge.
No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract, a Fund is required to deposit “initial margin” consisting of cash, U.S. Government securities, suitable money market instruments, or liquid, high-grade debt securities in an amount set by the exchange on which the contract is traded and varying based on the volatility of the underlying asset. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by a futures exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action. Subsequent “variation margin” payments (sometimes referred to as “maintenance margin” payments) are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures broker. When a Fund purchases or sells a futures contract, it is subject to daily, or even intraday, variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily or intraday variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.
Purchasers and sellers of futures contracts can enter into offsetting closing transactions, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts may be closed only on a futures exchange or board of trade that trades that contract. A Fund intends to enter into futures contracts only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract.
Although many futures contracts by their terms call for the actual delivery or acquisition of the underlying asset, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (or selling, as appropriate) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it purchases or sells futures contracts. If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sell price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The  Funds have no current intent to accept physical delivery in connection with the settlement of futures contracts.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions. If a Fund were unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, a Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.
The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price or currency exchange rate trends by the sub-advisor may still not result in a successful transaction.
Futures contracts also entail other risks. Although the use of such contracts may benefit a Fund, if investment judgment about the general direction of, for example, an index is incorrect, a Fund’s overall performance would be worse than if it had not entered into any such contract. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

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Options — A Fund may invest in options contracts on foreign currencies. An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the underlying reference asset at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of a currency option has the obligation, upon exercise of the option, to deliver or pay the value of the underlying currency, upon payment of the exercise price, or to pay the exercise price upon delivery of the underlying currency. Transactions for exchange-traded options may be made only on a national securities exchange. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue. There is no assurance that a liquid secondary market will exist for a particular option, or at any particular time, and for some options, such as OTC options, no secondary market may exist. The hours of trading for options may not conform to the hours during which the underlying reference asset is traded. To the extent that the option markets close before the markets for the reference asset, significant price and rate movements can take place in the reference asset that cannot be reflected in the option markets. A Fund may use NDOs, which are foreign exchange products designed to assist in reducing foreign currency exchange risk, in situations where physical delivery of the underlying currency is not required or not possible. Options that trade OTC involve liquidity and credit risks that may not be present in exchange-traded options. A Fund may use options on foreign currencies to protect against decreases in the U.S. dollar value of securities held or increases in the U.S. dollar cost of securities to be acquired by a Fund or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

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Rights. Rights are options to purchase an issuer’s securities at a stated price during a stated term, usually at a price below the initial offering price of the securities and before the securities are offered to the general public. Rights are similar to warrants but typically have a shorter duration. Rights are usually freely transferable, but may not be as liquid as exchange-traded options. In addition, the terms of a right may limit a Fund’s ability to exercise the right at such time, or in such quantities, as a Fund would otherwise wish. Rights usually have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. A right ceases to have value if it is not exercised prior to its expiration date. As a result, rights may be considered more speculative than certain other types of investments.

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Swap Agreements. A swap is a transaction in which a Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) or the performance of specified securities or indices based on a specified amount (the “notional” amount). Nearly any type of derivative, including forward contracts, can be structured as a swap. See “Derivatives” for a further discussion of derivatives risks. Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets, or index. Swaps may have a leverage component, and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are exposed to the creditworthiness of the clearing organizations (and, consequently, that of their members - generally, banks and broker-dealers) involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be able to recover only a portion of the net amount of gains on its transactions and of the margin owed to it, potentially resulting in losses to the investor. Swaps that are not centrally cleared involve the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses to a Fund. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of a counterparty. To mitigate this risk, a Fund will only enter into swap agreements with counterparties considered by the sub-advisor to present minimum risk of default, and a Fund normally obtains collateral to secure its exposure. Swaps involve the risk that, if the swap declines in value, additional margin would be required to maintain the margin level. The seller may require a Fund to deposit additional sums to cover this, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss, which may cause a Fund to owe money to the seller. The centrally cleared and OTC swap agreements into which a Fund enters normally provide for the obligations of a Fund and its counterparty in the event of a default or other early termination to be determined on a net basis. Similarly, periodic payments on a swap transaction that are due by each party on the same day normally are netted. The use of swap agreements requires special skills, knowledge and investment techniques that differ from those required for normal portfolio management. Swaps may be considered illiquid investments, and  a Fund may be unable to sell a swap agreement to a third party at a favorable price. A Fund may invest in the following types of swaps:

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Currency Swaps. A currency swap involves the exchange of payments denominated in one currency for payments denominated in another. Payments are based on a notional principal amount, the value of which is fixed in exchange rate terms at the swap’s inception. Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations. Currency swaps are also subject to currency risk.

Equity Investments — A Fund may invest in the following equity securities:

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Common Stock. Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt, and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or traded over-the-counter. OTC stock may be less liquid than exchange-traded stock.

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Depositary Receipts.  A Fund may invest in depositary receipts, which represent ownership interests in securities of foreign companies (an “underlying issuer”) that have been deposited with a bank or trust and that trade on an exchange or OTC. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted, and they are subject to the risk of fluctuation in the currency exchange rate. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the issuers of unsponsored depositary receipts are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle a Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security. Please see “Foreign Securities” below for a description of the risks associated with investments in foreign securities. A Fund may invest in the following type of depositary receipts:

■	ADRs. ADRs are depositary receipts for foreign issuers in registered form, typically issued by a U.S. financial institution, traded in U.S. securities markets.

■	EDRs. EDRs, which are sometimes called Continental Depositary Receipts, are issued in Europe in bearer form and are traded in European securities markets.

■	GDRs. GDRs are in bearer form and traded in both the U.S. and European securities markets.

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Initial Public Offerings. A Fund can invest in IPOs. By definition, securities issued in IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include, among others, the fact that there may only be a limited number of shares available for trading. The market for those securities may be unseasoned. The issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental state companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized. IPOs may adversely impact a Fund’s performance. However, the impact of IPOs on a Fund’s performance will likely decrease as a Fund’s asset size increases.

ESG Considerations — Environmental, social, and/or governance (“ESG”) considerations, either quantitative or qualitative, may be utilized as a component of a Fund’s investment process to implement its investment strategies. Since ESG considerations are not the only component that may be evaluated by the sub-advisor, the issuers in which a Fund invests may not be considered ESG issuers or have good ESG ratings. To the extent that a Fund utilizes such considerations as a component of a Fund’s investment process, a Fund’s performance may be affected depending on whether such considerations are in or out of favor and relative to similar funds that do not include such considerations in the investment process. There is no guarantee that the utilization of ESG considerations will be additive to a Fund’s performance. ESG considerations may vary across types of investments and issuers, and not every such consideration may be identified, evaluated, or evaluated in the same manner. ESG norms also differ by country and region, and an issuer’s ESG practices or the sub-advisor’s assessment process of such considerations may change over time. There are significant differences in interpretations of what it means for a company to have good ESG characteristics, and a Fund may underperform other funds that use different considerations and/or a different methodology in evaluating such considerations. Information used by a Fund to evaluate such considerations,   including the use of third-party research, if any, may not be readily available, complete or accurate, and may vary across third-party research providers and issuers, which could negatively impact a Fund’s ability to accurately assess an issuer. As investors can differ in their views regarding the meaning of ESG considerations, a Fund may invest in companies that do not reflect the beliefs and values of any particular investor. The regulatory landscape with respect to ESG investing in the United States is still developing, and future rules and regulations may require a Fund to modify or alter its investment process with respect to the use of such considerations.
Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in a Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that a Fund’s net assets decrease due to market declines or redemptions, a Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in a Fund’s expense ratio could be significant.
Foreign Investing —  A Fund may invest in U.S. dollar-denominated and non-U.S. dollar-denominated equity, debt and derivative instruments of foreign issuers and foreign branches of  U.S. banks. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks,  non-U.S. governments, and quasi-governmental organizations. While investments in foreign investments are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks may include: the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the impact of economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism, and disease/virus outbreaks and epidemics); the potentially adverse effects of unavailability of public information regarding issuers, less or less reliable information about the securities and business operations of foreign issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities purchases, tracking and custody; the difficulty of predicting international trade patterns and the possibility of exchange controls or limitations on the removal of funds or assets; and possibly more limited legal remedies and access to the courts available to enforce  a Fund’s rights as an investor. The prices of such securities may be more volatile than those of domestic securities. Non-U.S. equity securities may trade at price/earnings multiples higher than comparable U.S. securities, and such levels may not be sustainable. The economies of many of the countries in which a Fund may invest are not as developed as the U.S. economy, and individual foreign economies can differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Individual foreign companies also may differ favorably or unfavorably from U.S. companies in the same industry.
Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less trading volume than U.S. markets. As a result, foreign securities may trade with less frequency and in less volume than domestic securities and therefore may exhibit greater or lower price volatility. A Fund may be exposed to risks in the process of clearing and settling trades and the holding of securities by foreign banks, agents and depositories. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is not invested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the securities or, if a Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, certain foreign markets may institute share blocking, which is a practice under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders takes place. The blocking period can last up to several weeks. Share blocking may prevent a Fund from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country. As a consequence of these restrictions, the  sub-advisor, on behalf of a Fund, may elect not to vote proxies in markets that require share blocking. Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries.
Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate a Fund’s ability to purchase or sell foreign securities, and thus may prevent the Fund from making investments or make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, a Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to a Fund. The risks posed by sanctions against a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent a Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets.
Investing in foreign currency denominated investments involves not only the special risks associated with investing in  non-U.S. issuers, as described above, but also the additional risks of adverse changes in foreign exchange rates and investment or exchange control regulations, which could prevent cash from being brought back to the United States. Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Some governments may impose a tax on purchases by foreign investors of certain securities that trade in their country. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of a Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which a Fund invests, or result in unexpected tax liabilities for a Fund. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than those negotiated commissions on U.S. exchanges, as are transaction costs,  although the sub-advisor endeavors to achieve the most favorable net results on portfolio transactions.
A Fund may also invest in foreign “market access” investments, such as participatory notes, low-exercise price options or warrants, equity-linked notes, or equity swaps. These investments may provide economic exposure to an issuer without directly holding its securities. For example, market access investments may be used where regulatory or exchange restrictions make it difficult or undesirable for a Fund to invest directly in an issuer’s common stock. Use of market access investments may involve risks associated with derivative investments, which are discussed in “Derivatives.”  Market access investments can be either exchange-traded or over-the-counter. Certain market access investments can be subject to the credit risk of both the underlying issuer and a counterparty. Holders of certain market access investments might not have voting, dividend, or other rights associated with shareholders of the referenced securities. Holders of market access investments might not have any right to make a claim against an issuer or counterparty in the event of their bankruptcy or other restructuring. It may be more difficult or time consuming to dispose of certain market access investments than the referenced security.
A Fund may be subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time a Fund’s net asset value is determined. If such arbitrage attempts are successful, a Fund’s net asset value might be diluted.
The use of fair value pricing in certain circumstances may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be fair valued. As such, fair value pricing is based on subjective judgment, and it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that use of fair value pricing will limit an investment adviser’s ability to implement a Fund’s investment strategy (e.g., reducing the volatility of a Fund’s share price) or achieve its investment objective. The  Funds’ market timing and frequent trading policies and procedures also are intended to help deter arbitrage activities.

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Chinese Company Securities. Investing in China, Hong Kong and Taiwan involves a high degree of risk, and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets, or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, particularly in China; (f) currency exchange rate fluctuations and the lack of available currency hedging instruments; (g) higher rates of inflation; (h) controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; (i) greater governmental involvement in and control over the economy, and greater intervention in the Chinese financial markets, such as the imposition of trading restrictions; (j) the risk that the Chinese government may decide not to continue to support economic reform programs currently in place and could return to the completely centrally planned economy that was in place prior to 1978; (k) the fact that Chinese companies, particularly those located in China, may be smaller, less seasoned and newly-organized; (l) the difference in, or lack of, auditing and financial reporting standards that may result in unavailability of material information about issuers, particularly in China; (m) the fact that statistical information regarding the Chinese economy may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (n) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (o) the fact that the settlement period of securities transactions in foreign markets may be longer; (p) uncertainty surrounding the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets; (q) the risk that it may be more difficult or impossible, to obtain and/or enforce a judgment than in other countries; (r) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; (s) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers; (t) limitations on the use of brokers (or action by the Chinese government that discourages brokers from serving international clients); and (u) the risk that, because of the degree of interconnectivity between the economies and financial markets of China, Hong Kong and Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well. In addition, the China Securities Regulatory Commission recently met with local law firms and asked them to tone down negative descriptions of China’s policies in prospectuses of companies going public outside the mainland in markets such as Hong Kong and the United States. Comments in IPO listing documents that misrepresent or disparage laws and policies, the business environment and judicial situation of China are now barred. Such new listing regime would inevitably deny approval for offshore listing applications and further dampen the stock market sentiment, which in turn negatively affects markets and the value of a Fund’s investments. China’s economy has transitioned from a rigidly central-planned state-run economy to one that has been only partially reformed by more market-oriented policies. Although the Chinese government has implemented economic reform measures, reduced state ownership of companies and established better corporate governance practices, a substantial portion of productive assets in China are still owned by the Chinese government. The government continues to exercise significant control in regulating industrial development and, ultimately, control over China’s economic growth through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. The Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. Investments in China involve risk of a total loss due to government action or inaction. China continues to limit direct foreign investments generally in industries deemed important to national interests. Foreign investment in domestic securities are also subject to substantial restrictions. Some believe that China’s currency is undervalued. Currency fluctuations could significantly affect China and its trading partners. China continues to exercise control over the value of its currency, rather than allowing the value of the currency to be determined by market forces. This type of currency regime may experience sudden and significant currency adjustments, which may adversely impact investment returns.
For decades, a state of hostility has existed between Taiwan and the People’s Republic of China. Beijing has long deemed Taiwan a part of the “one China” and has made a nationalist cause of recovering it. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. By treaty, China has committed to preserve Hong Kong’s autonomy and its economic, political and social freedoms until 2047. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance. In addition, the Hong Kong dollar trades within a fixed trading bond rate to (or is “pegged” to) the  U.S. dollar. This fixed exchange rate has contributed to the growth and stability of the Hong Kong economy. However, some market participants have questioned the continued viability of the currency peg. It is uncertain what affect any discontinuation of the currency peg, and the establishment of an alternative exchange rate system would have on capital markets generally and the Hong Kong economy. As demonstrated by protests in Hong Kong in 2019 and 2020 over political, economic, and legal freedoms, and the Chinese government’s response to the protests, there continues to be a great deal of political unrest, which may result in economic disruption. China could be affected by military events on the Korean peninsula or internal instability within North Korea. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and securities market. These situations may cause uncertainty in the Chinese market and may adversely affect performance of the Chinese economy. In addition, China has strained international relations with Japan, India, Russia and other neighbors due to territorial disputes, historical animosities and other defense concerns. China is also alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which a Fund invests. Investment in China, Hong Kong and Taiwan is subject to certain political risks. The current political climate has intensified concerns about trade tariffs and a potential trade war between China and the United States, despite the United States signing a partial trade agreement with China that reduced some U.S. tariffs on Chinese goods while boosting Chinese purchases of American goods. However, this agreement left in place a number of existing tariffs, and it is unclear whether further trade agreements may be reached in the future. The ability and willingness of China to comply with the trade deal may determine to some degree the extent to which its economy will be adversely affected, which cannot be predicted at the present time. Future tariffs imposed by China and the United States on the other country’s products, or other escalating actions, may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially negative impact to a Fund. On June 3, 2021, President Biden issued an executive order prohibiting U.S. persons from entering into transactions in publicly traded securities, as well as derivatives and securities designed to provide investment exposure to, any securities of any issuers designated “Chinese Military-Industrial Complex Companies,” as designated by the Department of the Treasury’s Office of Foreign Assets Control. This executive order superseded a prior similar order from then-President Trump. Continued ownership of such securities by U.S. persons is prohibited after June 3, 2022, following a one-year divestment period. A number of Chinese issuers have been designated under this program and more could be added. Certain implementation matters related to the scope of, and compliance with, the executive order have not yet been resolved, and the ultimate application and enforcement of the executive order may change. Under current guidance, U.S. investors may purchase interests in an investment fund that does not make any new purchases of designated securities and is “seeking to” divest its holdings of such securities during the divestment period. As a result, the executive order and related guidance may significantly reduce the liquidity of such securities, force a Fund to sell certain positions at inopportune times or for unfavorable prices, and restrict future investments by a  Fund.  U.S. investment advisers are permitted to advise non-U.S. funds and non-U.S. persons that purchase and sell such prohibited securities, provided this activity does not indirectly expose U.S. persons to such companies. The Holding Foreign Companies Accountable Act (“HFCAA”), requires the SEC to identify reporting public companies that use public accounting firms with a branch or office located in a foreign jurisdiction that the Public Company Accounting Oversight Board (“PCAOB”) determines that it is unable to inspect or investigate completely because of a position taken by a governmental entity in that jurisdiction (“Commission-Identified Issuers”). If an issuer is identified as a Commission-Identified Issuer for three consecutive years, the issuer’s shares will be prohibited in U.S. exchange and over-the-counter markets. On March 8, 2022, pursuant to the implementing regulations established by the SEC as required by the HFCAA, the SEC began to identify companies as provisional Commission-Identified Issuers. On August 26, 2022, the PCAOB signed a Statement of Protocol with the China Securities Regulatory Commission and the Ministry of Finance of the People’s Republic of China (“PRC”), which marked the first step toward opening access for the PCAOB to inspect and investigate registered public accounting firms headquartered in mainland China and Hong Kong completely in accordance with U.S. law. However, as this development is relatively recent, the implementation of the Statement of Protocol remains to be tested. Audits performed by PCAOB registered accounting firms in mainland China and Hong Kong may be less reliable than those performed by firms subject to PCAOB inspection. Accordingly, information about the Chinese securities in which the Funds  invest may be less reliable or complete. Listing and other regulatory requirements applicable to foreign issuers, including Chinese issuers, is evolving and any future legislation, regulations or rules may require  a Fund to change its investment process, which could result in substantial investment losses. China has often restricted U.S. regulators’ access to information and limited regulators’ ability to investigate or pursue remedies with respect to China-based issuers, generally citing to state secrecy and national security laws, blocking statutes, or other laws or regulations. In addition, according to Article 177 of the PRC Securities Law, which became effective in March 2020, no overseas securities regulator can directly conduct investigations or evidence collection activities within China and no entity or individual in China may provide documents and information relating to securities business activities to overseas regulators without Chinese government approval. The SEC, U.S. Department of Justice, and other U.S. authorities face substantial challenges in bringing and enforcing actions against China-based issuers and their officers and directors. As a result, a Fund may not benefit from a regulatory environment that fosters effective enforcement of U.S. federal securities laws. From time to time and in recent years, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue, or the government response thereto, could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese or global economy, which in turn could adversely affect a Fund’s investments.
For purposes of raising capital offshore on exchanges outside of China, including on U.S. exchanges, many Chinese-based operating companies are structured as Variable Interest Entities (“VIEs”). In this structure, the Chinese-based operating company is the VIE and establishes an entity, which is typically offshore in a foreign jurisdiction, such as the Cayman Islands. The offshore entity lists on a foreign exchange and enters into contractual arrangements (“VIE Agreements”) with the VIE. This structure allows Chinese companies, in particular those in which the government restricts foreign ownership to raise capital from foreign investors. While the offshore entity has no equity ownership of the VIE, these VIE Agreements permit the offshore entity to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese-based operating company. Therefore, an investor in the listed offshore entity, such as the Fund, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership in the Chinese-based operating company. Furthermore, because the offshore entity only has specific rights provided for in these VIE Agreements with the VIE, its abilities to control the activities at the Chinese-based operating company are limited and the Chinese-based operating company may engage in activities that negatively impact investment value. While the VIE structure has been widely adopted, it is not formally recognized under Chinese law and therefore there is a risk that the Chinese government could prohibit the existence of such structures or negatively impact the VIE’s contractual arrangements with the listed offshore entity by making them invalid. If these VIE Agreements were found to be unenforceable under Chinese law, investors in the listed offshore entity, such as the Fund, may suffer significant losses with little or no recourse available. If the Chinese government determines that the VIE Agreements establishing the VIE structures do not comply with Chinese law and regulations, including those related to restrictions on foreign ownership, it could subject a Chinese-based issuer to penalties, revocation of business and operating licenses, or forfeiture of ownership interest. Any change in the operations of entities in a VIE structure, the status of VIE contractual arrangements or the legal or regulatory environment in China or in the U.S. could result in significant losses to a Fund. The listed offshore entity’s control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the VIE Agreement, is subject to legal proceedings or if any physical instruments for authenticating documentation, such as chops and seals, are used without the Chinese-based issuer’s authorization to enter into contractual arrangements in China. Chops and seals, which are carved stamps used to sign documents, represent a legally binding commitment by the company. Moreover, any future regulatory action may affect the ability of the offshore entity to receive the economic benefits of the Chinese-based operating company, which may cause the value of the Fund’s investment in the listed offshore entity to suffer a significant loss. For example, in 2021, the Chinese government placed various restrictions on after-school tutoring companies. Such restrictions adversely affected the financial performance of those listed offshore entities associated with a Chinese-based operating company in the after-school tutoring industry. There is no guarantee that the Chinese government will not place similar restrictions on other industries and therefore jeopardize the financial performance of the corresponding listed offshore entities.

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Emerging Market Securities. A Fund may invest in emerging market securities. A Fund may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank, International Finance Corporation or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging markets indices. Investments in emerging market country securities involve special risks. The economies, markets and political structures of a number of the emerging market countries in which a Fund can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. These risks are discussed below.
Economies: The economies of emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, reliable access to capital, capital reinvestment, resource self-sufficiency, balance of payments and trade difficulties. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries), and may be heavily dependent upon international trade, as well as the economic conditions in the countries with which they trade. Such economies accordingly have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist or retaliatory measures imposed or negotiated by the countries with which they trade. Similarly, many of these countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of national and external debt, severe recession, and extreme poverty and unemployment. The economies of emerging market countries may be based predominately on only a few industries or may be dependent on revenues from participating commodities or on international aid or developmental assistance. Emerging market economies may develop unevenly or may never fully develop. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European, Russian or Chinese economies, should be regarded as speculative.
Governments: Emerging markets may have uncertain national policies and social, political and economic instability. While government involvement in the private sector varies in degree among emerging market countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In addition, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, confiscatory taxation or creation of government monopolies to the possible detriment of a Fund’s investments. In such event, it is possible that a Fund could lose the entire value of its investments in the affected markets.
Emerging market countries may have national policies that limit a Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. In addition, if a Fund invests in a market where restrictions are considered acceptable, a country could impose new or additional repatriation restrictions after investment that are unacceptable. This might require, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Further, some attractive securities may not be available, or may require a premium for purchase, due to foreign shareholders already holding the maximum amount legally permissible. In addition to withholding taxes on investment income, some countries with emerging capital markets may impose differential capital gain taxes on foreign investors.
An issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors. There may be limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed-income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.
Capital Markets: The capital markets in emerging market countries may be underdeveloped. They may have low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities from more developed capital markets. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and securities may be held by a limited number of investors. This may adversely affect the timing and pricing of a Fund’s acquisition or disposal of securities. There may be less publicly available information about emerging markets than would be available in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the U.S., may not be applicable. Investing in certain countries with emerging capital markets may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. There may also be custodial restrictions or other non-U.S. or U.S. governmental laws or restrictions applicable to investments in emerging market countries.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund may use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. Supervisory authorities also may be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to a Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause  a Fund to suffer a loss. There can be no certainty that  a Fund will be successful in eliminating counterparty risk, particularly as counterparties operating in emerging market countries frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to  a Fund.
Regulatory authorities in some emerging markets currently do not provide the Public Company Accounting Oversight Board with the ability to inspect public accounting firms as required by U.S. law, including sufficient access to inspect audit work papers and practices, or otherwise do not cooperate with U.S. regulators, which potentially could expose investors to significant risks.
Legal Systems: Investments in emerging market countries may be affected by the lack, or relatively early development, of legal structures governing private and foreign investments and private property. Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. Many emerging market countries have little experience with the corporate form of business organization and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context. The organizational structures of certain issuers in emerging markets may limit investor rights and recourse.
A  Fund may encounter substantial difficulties in obtaining and enforcing judgments against individuals and companies located in certain emerging market countries, either individually or in combination with other shareholders. It may be difficult or impossible to obtain or enforce legislation or remedies against governments, their agencies and sponsored entities. Additionally, in certain emerging market countries, fraud, corruption and attempts at market manipulation may be more prevalent than in developed market countries. Shareholder claims that are common in the U.S. and are generally viewed as determining misconduct, including class action securities law and fraud claims, generally are difficult or impossible to pursue as a matter of law or practicality in many emerging markets.
The laws in certain countries with emerging capital markets may be based upon or be highly influenced by religious codes or rules. The interpretation of how these laws apply to certain investments may change over time, which could have a negative impact on those investments and  a Fund.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Any such disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia’s economy and Russian issuers of securities in which a Fund invests. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Russian government or Russian companies, may impact Russia’s economy and Russian issuers of securities in which a Fund invests. Actual and threatened responses to such military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and may likely have collateral impacts on such sectors globally, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact a Fund’s performance and the value of an investment in a Fund, even if a Fund does not have direct exposure to Russian issuers or issuers in other countries affected by the invasion.
Governments in the United States and many other countries (collectively, the “Sanctioning Bodies”) have imposed economic sanctions, which can consist of prohibiting certain securities trades, certain private transactions in the energy sector, asset freezes and prohibition of all business, against certain Russian individuals, including politicians, and Russian corporate and banking entities. The Sanctioning Bodies, or others, could also institute broader sanctions on Russia, including banning Russia from global payments systems that facilitate cross-border payments. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of a Fund to buy, sell, receive or deliver those securities and/or assets. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities.

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European Securities. A Fund’s performance may be affected by political, social and economic conditions in Europe, such as the growth of the economic output (the gross national product of the countries in the region), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries, interest rates in European countries, monetary exchange rates between European countries, and conflict between European countries.
The Economic and Monetary Union (“EMU”) of the European Union (“EU”) is comprised of EU members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies and is subject to fiscal and monetary controls. The EMU requires Eurozone countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, fiscal and monetary controls, and other factors. Although the EMU has adopted a common currency and central bank, there is no fiscal union; therefore, money does not automatically flow from countries with surpluses to those with deficits. These restrictions and characteristics may limit the ability of EMU member countries to implement monetary policy to address regional economic conditions and significantly impact every European country and their economic partners, including those countries that are not members of the EMU. In addition, those EU member states that are not currently in the Eurozone (Bulgaria, the Czech Republic, Denmark, Hungary, Poland, Romania, and Sweden), excluding Denmark, are required to seek to comply with convergence criteria to permit entry to the Eurozone. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Decreasing imports or exports, changes in governmental or other regulations on trade, changes in the exchange rate of the euro or other European currency, the threat of default or actual default by one or more EU member countries, or other European countries, on its sovereign debt, and/or an economic recession in one or more European countries may have a significant adverse effect on the economies of other European countries and major trading partners outside Europe.
The European financial markets have experienced and may continue to experience volatility and adverse trends due to concerns relating to economic downturns; rising government debt levels and national unemployment; the possible default of government debt in several European countries; public health crises; political unrest; economic sanctions; inflation; energy crises; the future of the euro as a common currency; and war and military conflict, such as the Russian invasion of Ukraine. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. Responses to financial problems by European governments, central banks, and others, including austerity measures and other reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or may have unintended consequences. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect a Fund’s investments. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching. Many European nations are susceptible to economic risks associated with high levels of debt. Non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts, and other issuers have faced difficulties obtaining credit or refinancing existing obligations. A default or debt restructuring by any European country could adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in other countries. Such a default or debt restructuring could affect exposures to other European countries and their financial companies as well. Further defaults on, or restructurings of, the debt of governments or other entities could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, issuers may face difficulties obtaining credit or refinancing existing obligations; financial institutions may require government or central bank support, or need to raise capital, and/or be impaired in their ability to extend credit. Furthermore, certain European countries have had to accept assistance from supranational agencies such as the International Monetary Fund, the European Stability Mechanism or others. The European Central Bank has also intervened to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. There can be no assurance that any creditors or supranational agencies will continue to intervene or provide further assistance, and markets may react adversely to any expected reduction in the financial support provided by these creditors. Certain European countries have also developed increasingly strained relationships with the U.S., and if these relationships were to worsen, they could adversely affect European issuers that rely on the U.S. for trade.
In addition, the national politics of European countries have been unpredictable and subject to influence by disruptive political groups, ideologies, and polarizing political events such as the conflict between Israel and Hamas. Secessionist movements, as well as government or other responses to such movements, may create instability and uncertainty in a country or region. European governments may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe and in the Middle East also could impact financial markets, as could military conflicts. For example, Houthi attacks on commercial shipping in the Red Sea and Gulf of Aden, and retaliatory action, may disrupt supply chains and cause difficulties for impacted businesses, including those that wish to ship goods through that route. The impact of these kinds of events could be significant and far-reaching and materially impact the value and liquidity of a Fund’s investments. Russia’s war with Ukraine has negatively impacted European economic activity. The Russia/Ukraine war and Russia’s response to sanctions imposed by the U.S. and other countries are impossible to predict, but have severely impacted the performance of the economies of European and other countries, including through adverse effects to global financial and energy markets, global supply chains and global growth, and consequential inflation. Investments in companies with contractual relationships with Russian counterparties, or with significant operations and/or assets in Russia could be adversely impacted by the new legal, political, and regulatory environment, whether by increased costs or the termination of business plans or operations due to sanctions. Various companies operating in Russia, or with Russian counterparties, have faced difficulties enforcing Russian debts or contractual reliefs due to the Russian court’s hostility towards European companies in response to sanctions.
Certain countries have applied to become new member countries of the EU, and these candidate countries’ accessions may become more controversial to the existing EU members. Some member states may repudiate certain candidate countries joining the EU due to concerns about the possible economic, immigration and cultural implications. Certain other countries have applied to join or, in the case of Finland and Sweden, have recently joined, the North Atlantic Treaty Organization (“NATO”). Russia is understood to oppose certain expansions, or potential expansions, of NATO and the EU, and its reaction to such developments could negatively impact European economic activity. The United Kingdom withdrew from the European Union on January 31, 2020 and entered into a transition period, which ended on December 31, 2020. The longer-term economic, legal, and political framework between the United Kingdom and the EU is still developing and may lead to ongoing political and economic uncertainty in the United Kingdom, Europe, and the global market. Investments in companies with significant operations and/or assets in the United Kingdom could be adversely impacted by the new legal, political, and regulatory environment, whether by increased costs or impediments to the implementation of business plans. The uncertainty resulting from any further exits from the EU, or the possibility of such exits, would also be likely to cause market disruption in the EU and more broadly across the global economy, as well as introduce further legal, political, and regulatory uncertainty in Europe.

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United Kingdom Securities. Exposure to issuers located in, or with economic ties to, the United Kingdom, could expose a Fund to risks associated with investments in the United Kingdom to a greater extent than more geographically diverse funds, including regulatory, political, currency, security, and economic risks specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the United Kingdom economy may be impacted by changes to the economic condition of the United States and other European countries.
On December 31, 2020, the United Kingdom left the European Union in an event commonly referred to as “Brexit.” The United Kingdom and the European Union then reached a trade agreement that became effective on May 1, 2021, after being ratified by all applicable United Kingdom and European Union governmental bodies. Until the economic effects of Brexit become clearer, and while a period of political, regulatory and commercial uncertainty continues, there remains a risk that Brexit may have a negative impact on the United Kingdom, the broader global economy, or the value of the British pound sterling, any of which may impact the value of Fund investments.
The United Kingdom’s economy relies heavily on the export of financial services to the United States and other European countries. At the end of March 2021, the UK and the European Union concluded technical discussions on the content of a Memorandum of Understanding on financial services, setting out how the UK and EU financial services regulators will co-operate and share information. The implementation of this legal framework and basis of co-operation remains to be seen, and so the period following the United Kingdom’s withdrawal from the European Union is expected to be one of significant political and economic uncertainty, particularly until the United Kingdom government and EU member states agree and implement the terms of the United Kingdom’s future relationship with the European Union.
Although the sub-advisor may hedge Fund currency exposures back to the U.S. dollar, a depreciation of the British pound sterling and/or the Euro in relation to the U.S. dollar as a result of Brexit could adversely affect Fund investments denominated in British pound sterling or Euros that are not fully hedged regardless of the performance of the underlying issuer.

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Pacific Basin Securities. The Pacific Basin geographic region includes many Asian countries bordering the Pacific Rim as well as Australia and New Zealand. Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things, (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the Pacific Basin geographic region has historically been prone to natural disasters. The occurrence of a natural disaster in the region, including the subsequent recovery, could negatively impact the economy of any country in the region. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain Asian countries, as do environmental problems.

The economies of most Pacific Basin countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the  U.S., Japan, China and the EU. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Pacific Basin countries. The economies of certain Pacific Basin countries may depend to a significant degree upon only a few industries and/or exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors. In addition, certain developing Asian countries, such as the Philippines and India, are especially large debtors to commercial banks and foreign governments. Many of the Pacific Basin economies may be intertwined, so an economic downturn in one country may result in, or be accompanied by, an economic downturn in other countries in the region. Furthermore, many of the Pacific Basin economies are characterized by high inflation, underdeveloped financial services sectors, heavy reliance on international trade, frequent currency fluctuations, devaluations, or restrictions, political and social instability, and less efficient markets.

The securities markets in Pacific Basin countries are substantially smaller, less liquid and more volatile than the major securities markets in the U.S., and some of the stock exchanges in the region are in the early stages of their development, as compared to the stock exchanges in the U.S. Equity securities of many companies in the region may be less liquid and more volatile than equity securities of U.S. companies of comparable size. Additionally, many companies traded on stock exchanges in the region are smaller and less seasoned than companies whose securities are traded on stock exchanges in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. In some countries, there is no established secondary market for securities. Therefore, liquidity of securities may be generally low and transaction costs generally high. Similarly, volume and liquidity in the Pacific Basin bond markets are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Pacific Basin securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in the region may also affect a Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the region’s securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

The legal systems in certain developing market Pacific Basin countries also may have an adverse impact on a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain Pacific Basin countries. Similarly, the rights of investors in Pacific Basin companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a Pacific Basin country.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Pacific Basin countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a Fund’s assets denominated in those currencies. Certain developing economies in the Pacific Basin region have experienced currency fluctuations, devaluations, and restrictions; unstable employment rates; rapid fluctuation in, among other things, inflation and reliance on exports; and less efficient markets. Currency fluctuations or devaluations in any one country can have a significant effect on the entire Pacific Basin region. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will likely decrease the value of a Fund’s investments. Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals of the relevant country. There can be no assurance that a Fund will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Fund’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

Growth Companies — Growth companies are those that are expected to have the potential for above-average or rapid growth. Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met or earnings decrease, the prices of these securities may decline, sometimes sharply, even if earnings showed an absolute increase. A Fund’s investments in growth companies may be more sensitive to company earnings and more volatile than the market in general primarily because their stock prices are based heavily on future expectations. If an assessment of the prospects for a company’s growth is incorrect, then the price of the company’s stock may fall or not approach the value placed on it. Growth company securities may lack the dividend yield that can cushion prices in market downturns. Growth companies may have limited operating histories and greater business risks, and their potential for profitability may be dependent on regulatory approval of their products or regulatory developments affecting certain sectors, which could have an adverse impact upon growth companies’ future growth and profitability. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. A Fund’s growth style could cause it to underperform funds that use a value or non-growth approach to investing or have a broader investment style.

Issuer Risk — The value of an investment may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.
Large-Capitalization Companies Risk — The securities of large market capitalization companies may underperform other segments of the market, in some cases, for extended periods of time. Such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes, and, at times, such companies may be out of favor with investors. Large market capitalization companies generally are expected to be less volatile than companies with smaller market capitalizations. However, large market capitalization companies may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion, and may instead focus their competitive efforts on maintaining or expanding their market share.
Mid-Capitalization Companies Risk — Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in more established companies with larger capitalization. Since mid-capitalization companies may have limited operating history, product lines and financial resources, the securities of these companies may lack sufficient market liquidity and can be sensitive to expected changes in interest rates, borrowing costs and earnings.
Other Investment Company Securities and Exchange-Traded Products — Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with a Fund’s own operations.    Any such fees and expenses are reflected in the Fees and Expenses Table for a Fund in its Prospectus.   To the extent a Fund invests in investment company securities advised by the Manager, shareholders could pay fees charged by the Manager to such investment company. A Fund’s investment in securities of other investment companies, except for money market funds, is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of a Fund’s total assets with respect to any one investment company and (iii) 10% of a Fund’s total assets in all investment companies in the aggregate. However, currently a Fund may exceed these limits when investing in shares of an ETF or other investment company subject to a statutory exemption or to the terms and conditions of an exemptive order from the SEC obtained by the ETF or other investment company that permits an investing fund, such as a Fund, to invest in the ETF or other investment company in excess of the limits described above. Rule 12d1-4 under the Investment Company Act and revisions to other rules permitting funds to invest in other investment companies, which are intended to streamline and enhance the regulatory framework applicable to fund of funds arrangements, took effect on January 19, 2022. While Rule 12d1-4 permits more types of fund of funds arrangements without an exemptive order, and supersedes many prior exemptive orders, it imposes new conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.
A Fund at times may invest in shares of other investment companies and exchange-traded products, which, in addition to the general risks of investments in other investment companies described above, include the following risks:

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ETFs.  A Fund may purchase shares of ETFs. ETFs trade like a common stock and passive ETFs usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. Typically,  a Fund would purchase passive ETF shares to obtain exposure to all or a portion of the stock or bond market. As a shareholder of an ETF, a Fund would be subject to its ratable share of the ETF’s expenses, including its advisory and administration expenses. An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and  a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF decline in value. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount or premium to their NAV per share; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

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Money Market Funds.  A Fund can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act, to provide liquidity or for defensive purposes.  A  Fund would invest in money market funds rather than purchasing individual short-term investments. Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent a Fund from selling its investment in the money market fund, or impose a fee of up to 2% on amounts redeemed from the money market fund.

Preferred Stock — A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership but does not have the seniority of a bond, and its participation in the issuer’s growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Because preferred stock is subordinate to bonds in the issuer’s capital structure, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer. Preferred stockholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer, and may suffer a loss of value as a result. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to the deferral of dividend payments, the non-cumulative payment of dividends (in which omitted or deferred dividends are not subsequently paid), subordination, liquidity, limited voting rights, and special redemption rights. The market prices of preferred stock are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Preferred stock also may be subject to optional or mandatory redemption provisions.
Real Estate Related Investments — A Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, REITs, and securities of corporate issuers in real estate-related industries. Adverse economic, business or political developments affecting real estate could have an effect on the value of a Fund’s investments. Investing in securities issued by real estate and real estate-related companies may subject a Fund to risks associated with the direct ownership of real estate, including the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants and extended vacancies of properties, increases in interest rates, the financial condition of tenants, buyers and sellers, the quality of maintenance, insurance, and management services, and other real estate capital market influences. Changes in interest rates, debt leverage ratios, debt maturity schedules, and the availability of credit to real estate companies may also affect the value of a Fund’s investment in real estate securities. Real estate securities are dependent upon specialized management skills at the operating company level. Such securities also have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of properties. Real estate securities are subject to heavy cash flow dependency and defaults by borrowers. An economic downturn could have an adverse effect on the real estate markets and real estate companies. In addition, if a real estate company’s properties do not generate sufficient income to meet operating expenses, including debt service, ground lease payments, tenant improvements, third party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, certain real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.
Redemption Risk — A Fund may experience periods of heavy redemptions that could cause a Fund to sell assets at inopportune times at a loss or depressed value. The risk of loss is greater if redemption requests are frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a Fund wishes to sell are illiquid. The sale of assets to meet redemption requests may create capital gains, which a Fund would then be required to distribute to shareholders. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in a Fund, have short investment horizons, or have unpredictable cash flow needs. Additionally, during periods of heavy redemptions, a Fund may borrow funds from the interfund credit facility, or from a bank line of credit, which may increase costs. The ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities or otherwise to “make a market” in debt securities has also been reduced. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt a Fund’s performance.
Valuation Risk — This is the risk that certain securities may be valued at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain credit-linked notes and other derivatives, which may be illiquid or which may become illiquid, and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. The valuation of a Fund’s investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market or other conditions make it difficult to value certain investments, SEC rules and applicable accounting protocols may require the valuation of these investments using more subjective methods, such as fair-value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by others for the same investment. No assurance can be given that such prices accurately reflect the price a Fund would receive upon sale of a security. An investment’s valuation may differ depending on the method used for determining value. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the securities had not been fair valued or a different valuation methodology had been used. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV.
Value Companies Risk — Value companies are subject to the risk that their intrinsic or full value may never be realized by the market, that a stock judged to be undervalued may be appropriately priced, or that their prices may go down. While a Fund’s investments in value stocks may limit its downside risk over time, a Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. A Fund’s investments in value stocks may underperform growth or non-value stocks that have a broader investment style.
OTHER INVESTMENT STRATEGIES AND RISKS
In addition to the investment strategies and risks described in the Prospectus, each Fund may (except where otherwise indicated):

1	Engage in dollar rolls or purchase or sell securities on a when-issued or forward commitment basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities takes place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued.

2	Invest in other investment companies (including affiliated investment companies) to the extent permitted by the Investment Company Act, or exemptive relief granted by the SEC.

3	Loan securities to broker-dealers or other institutional investors. Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by a Fund exceeds 33¹/3% of its total assets (including the market value of collateral received). For purposes of complying with a Fund’s investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of a Fund to the extent required by law.

4	Enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired by a Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and a Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager or the sub-advisor, as applicable, attempts to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.

5	Purchase securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act, and resold to qualified institutional buyers under Rule 144A under the Securities Act. A Fund will not invest more than 15% of its net assets in Section 4(a)(2) securities and illiquid securities unless the Manager or the sub-advisor, as applicable, determines that any Section 4(a)(2) securities held by such Fund in excess of this level are liquid.

INVESTMENT RESTRICTIONS
Fundamental Investment Policies/Restrictions. The following discusses the investment policies of each Fund.
The following restrictions have been adopted by each Fund (unless otherwise indicated) and may be changed with respect to a Fund only by the majority vote of a Fund’s outstanding voting securities. “Majority of the outstanding voting securities” under the Investment Company Act and as used herein means, with respect to a Fund, the lesser of (a) 67% of the shares of a Fund present at the meeting if the holders of more than 50% of the outstanding shares of a Fund are present or represented at the shareholders’ meeting, or (b) more than 50% of the shares of a Fund.

1	Each Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities or tax-exempt obligations of state or municipal governments and their political subdivisions.

2	Each Fund may borrow money or issue senior securities (as defined under the Investment Company Act), except as prohibited under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3	Each Fund may make loans, except as prohibited under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4	Each Fund may purchase or sell commodities or real estate, except as prohibited under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5	Each Fund may underwrite securities issued by other persons, except as prohibited under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Under the Investment Company Act, the above limitations (except the limitation on borrowings) are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected.
For purposes of each Fund’s industry concentration policy set forth in (1) above, the Manager may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Manager may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law. A large economic or market sector shall not be construed as a single industry or group of industries. The Manager currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be an “industry” subject to the 25% limitation. Thus, not more than 25% of a Fund’s total assets will be invested in securities issued by any one foreign government or supranational organization. A Fund might invest in certain securities issued by companies in a particular industry whose obligations are guaranteed by a foreign government. The Manager could consider such a company to be within the particular industry and, therefore, a Fund will invest in the securities of such a company only if it can do so under its industry concentration policy.
For purposes of each Fund’s policy relating to issuing senior securities set forth in (2) above, “senior securities” are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The Investment Company Act prohibits each Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the Fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). In the event that such asset coverage falls below this percentage, the Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Consistent with guidance issued by the SEC and its staff, the requisite asset coverage may vary among different types of instruments. The policy in (2) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
For purposes of each Fund’s policy relating to making loans set forth in (3) above, securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 33¹/3% of its total assets (including the market value of collateral received).
Non-Fundamental Investment Policies/Restrictions. The following non-fundamental investment policies and restrictions apply to each Fund (except where noted otherwise) and may be changed with respect to each Fund by a vote of a majority of the Board.

1	Each Fund may not invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days; or

2	Each Fund may not purchase securities on margin, except that (1) a Fund may obtain such short term credits as necessary for the clearance of transactions, and (2) a Fund may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.

3	Each Fund may not invest in unmarketable interests in real estate limited partnerships or invest directly in real estate. For the avoidance of doubt, the foregoing policy does not prevent the Fund from, among other things, purchasing marketable securities of companies that deal in real estate or interests therein (including REITs).

4	Each Fund may purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus with respect to each Fund, the other investment policies described in this SAI are not fundamental and may be changed by approval of the Trustees.
TEMPORARY OR DEFENSIVE INVESTMENTS
In times of unstable or adverse market, economic, political or other conditions, where the Manager or the sub-advisor believes it is appropriate and in a Fund’s best interest, a Fund can invest up to 100% in cash and other types of securities for defensive or temporary purposes. It can also hold cash or purchase these types of securities for liquidity purposes to meet cash needs due to redemptions of Fund shares, or to hold while waiting to invest cash received from purchases of Fund shares or the sale of other portfolio securities.
These temporary investments can include: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) commercial paper rated in the highest short term category by a rating organization; (iii) domestic, Yankee and Eurodollar certificates of deposit or bankers’ acceptances of banks rated in the highest short term category by a rating organization; (iv) any of the foregoing securities that mature in one year or less (generally known as “cash equivalents”); (v) other short-term corporate debt obligations; (vi) repurchase agreements; (vii) futures or (viii) shares of money market funds, including funds advised by the Manager or the sub-advisor.
PORTFOLIO TURNOVER
Portfolio turnover is a measure of trading activity in a portfolio of securities, usually calculated over a period of one year. The rate is calculated by dividing the lesser amount of purchases or sales of securities by the average amount of securities held over the period. A portfolio turnover rate of 100% would indicate that a Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover can increase a Fund’s transaction costs and generate additional capital gains or losses.
Portfolio turnover may vary significantly from year to year due to a variety of factors, including fluctuating volume of shareholder purchase and redemption orders, market conditions, investment strategy changes, and/or changes in the sub-advisor’s investment outlook.
DISCLOSURE OF PORTFOLIO HOLDINGS
Each Fund publicly discloses portfolio holdings information as follows:

1	a complete list of holdings for each Fund on an annual and semi-annual basis within seventy days of the end of each fiscal period in publicly available filings of Form N-CSR with the SEC (available on the SEC’s website at www.sec.gov) and on the Funds’ website (www.americanbeaconfunds.com);

2	a complete list of holdings for each Fund as of the end of each fiscal quarter in publicly available filings of Form N-PORT with the SEC within sixty days of the end of the fiscal quarter (available on the SEC’s website at www.sec.gov);

3	a complete list of holdings for each Fund as of the end of each calendar quarter on the Funds’ website (www.americanbeaconfunds.com) approximately sixty days after the end of the calendar quarter; and

4	ten largest holdings for each Fund as of the end of each calendar quarter on the Funds’ website (www.americanbeaconfunds.com) and in sales materials approximately fifteen days after the end of the calendar quarter.

Public disclosure of a Fund’s holdings on the website and in sales materials may be delayed when an investment manager informs a Fund that such disclosure could be harmful to a Fund. In addition, individual holdings may be omitted from website and sales material disclosure, when such omission is deemed to be in a Fund’s best interest. Disclosure of a Fund’s ten largest holdings may exclude U.S. Treasury securities and cash equivalent assets, although such holdings will be included in a Fund’s complete list of holdings.

Disclosure of Nonpublic Holdings. Occasionally, certain interested parties - including individual investors, institutional investors, intermediaries that distribute shares of the Funds, third-party service providers, rating and ranking organizations, and others - may request portfolio holdings information that has not yet been publicly disclosed by the Funds. The Funds’ policy is to control the disclosure of nonpublic portfolio holdings information in an attempt to prevent parties from utilizing such information to engage in trading activity harmful to Fund shareholders. To this end, the Board has adopted the Holdings Policy. The purpose of the Holdings Policy is to define those interested parties who are authorized to receive nonpublic portfolio holdings information on a selective basis and to set forth conditions upon which such information may be provided. In general, nonpublic portfolio holdings may be disclosed on a selective basis only when it is determined that (i) there is a legitimate business purpose for the information; (ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) disclosure is in the best interests of Fund shareholders. The Holdings Policy does not restrict a Fund from disclosing that a particular security is not a holding of the Fund. The Holdings Policy is summarized below.
A variety of third party service providers require access to Fund holdings to provide services to the Funds or to assist the Manager and the sub-advisor in managing the Funds (“service providers”). The service providers have a duty to keep the Funds’ nonpublic information confidential either through written contractual arrangements with the Funds (or another Fund service provider) or by the nature of their role with respect to the Funds (or the service provider). The Funds have determined that disclosure of nonpublic holdings information to service providers fulfills a legitimate business purpose and is in the best interest of shareholders. In addition, the Funds have determined that disclosure of nonpublic holdings information to members of the Board fulfills a legitimate business purpose, is in the best interest of Fund shareholders, and each Trustee is subject to a duty of confidentiality.
The Funds have ongoing arrangements to provide nonpublic holdings information to the following service providers, whose affiliates may also have access to such information:

Service Provider	Service	Holdings Access
Manager	Investment management and administrator	Complete list on intraday basis with no lag
Sub-Advisor	Investment management	Holdings under sub-advisor’s management on intraday basis with no lag
State Street Bank and Trust Co. (“State Street”) and its designated foreign sub-custodians
Securities lending agent for Funds that participate in securities lending, Funds’ custodian and foreign custody manager, sub-administrator, fund administration service provider, and foreign sub-custodian
Complete list on intraday basis with no lag
PricewaterhouseCoopers LLP	Funds’ independent registered public accounting firm	Complete list on annual basis with no lag
Bloomberg, L.P.	Performance and portfolio analytics reporting	Complete list on daily basis with no lag
FactSet Research Systems, Inc.	Performance and portfolio analytics reporting for the Manager	Complete list on daily basis with no lag
KPMG International	Service provider to State Street	Complete list on annual basis with lag
Kurtosys	Service Provider to the Manager	Partial list on a periodic basis with lag
Certain third parties are provided with nonpublic holdings information (either complete or partial lists) by the Manager or another service provider on an ad hoc basis in the ordinary course of business. These third parties include broker-dealers, prospective sub-advisors, borrowers of the Funds’ portfolio securities, pricing services, legal counsel, and issuers (or their agents). Broker-dealers utilized by the Funds in the process of purchasing and selling portfolio securities or providing market quotations receive limited holdings information on a current basis with no lag. The Manager provides current holdings to investment managers being considered for appointment as a sub-advisor to the Funds. If the Funds participate in securities lending activities, potential borrowers of the Funds’ securities receive information pertaining to the Funds’ securities available for loan. Such information is provided on a current basis with no lag. The Funds utilize various pricing services to supply market quotations and evaluated prices to State Street. State Street and the Manager may disclose current nonpublic holdings to those pricing services. The Manager or sub-advisor may provide holdings information to legal counsel when seeking advice regarding those holdings. From time to time, an issuer (or its agent) may contact the Funds requesting confirmation of ownership of the issuer’s securities. Such holdings information is provided to the issuer (or its agent) as of the date requested. The Funds do not have written contractual arrangements with these third parties regarding the confidentiality of the holdings information. However, the Funds would not continue to utilize a third party that the Manager determined to have misused nonpublic holdings information.
The Funds have ongoing arrangements to provide periodic holdings information to certain organizations that publish ratings and/or rankings for the Funds or that redistribute the Funds’ holdings to financial intermediaries to facilitate their analysis of the Funds. The Funds have determined that disclosure of holdings information to such organizations fulfills a legitimate business purpose and is in the best interest of shareholders, as it provides existing and potential shareholders with an independent basis for evaluating the Funds in comparison to other mutual funds. As of the date of this SAI, all such organizations receive holdings information after it has been made public on the Funds’ website.
No compensation or other consideration may be paid to the Funds, the Funds’ service providers, or any other party in connection with the disclosure of portfolio holdings information.
Under the Holdings Policy, disclosure of nonpublic portfolio holdings information to parties other than those discussed above must meet all of the following conditions:

1	Recipients of portfolio holdings information must agree in writing to keep the information confidential until it has been posted to the Funds’ website and not to trade based on the information;

2	Holdings may only be disclosed as of a month-end date;

3	No compensation may be paid to the Funds, the Manager or any other party in connection with the disclosure of information about portfolio securities; and

4	A member of the Manager’s Compliance staff must approve requests for nonpublic holdings information.

In determining whether to approve a request for portfolio holdings disclosure by the Manager, Compliance staff generally considers the type of requestor and its relationship to the Funds, the stated reason for the request, any historical pattern of requests from that same individual or entity, the style and strategy of the Fund for which holdings have been requested (e.g., passive versus active management), whether  a Fund is managed by one or multiple investment managers, and any other factors it deems relevant. Any potential conflicts between shareholders and affiliated persons of the Funds that arise as a result of a request for portfolio holdings information shall be decided by the Manager in the best interests of shareholders.
However, if a conflict exists between the interests of shareholders and the Manager, the Manager may present the details of the request to the Board for a determination to either approve or deny the request. On a quarterly basis, the Manager will prepare a report for the Board outlining any instances of disclosures of nonpublic holdings during the period that did not comply with the Holdings Policy.
The Compliance staff generally determines whether a historical pattern of requests by the same individual or entity constitutes an “ongoing arrangement” and should be disclosed in the Funds’ SAI.
The Manager and sub-advisor to the Funds may manage substantially similar portfolios for clients other than the Funds. Those other clients may receive and publicly disclose their portfolio holdings information prior to public disclosure by the Funds. The Holdings Policy is not intended to limit the Manager or the sub-advisor from making such disclosures to their clients.
LENDING OF PORTFOLIO SECURITIES
A  Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, a Fund remains the beneficial owner of the loaned securities and continues to be entitled to payments in amounts approximately equal to the interest, dividends or other distributions payable on the loaned securities. A Fund also has the right to terminate a loan at any time. A  Fund does not have the right to vote on securities while they are on loan. However, it is a Fund’s policy to attempt to terminate loans in time to vote those proxies that a Fund determines are material to its interests. Loans of portfolio securities may not exceed 33¹/3% of the value of a Fund’s total assets (including the value of all assets received as collateral for the loan). A Fund will receive collateral consisting of cash in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, approved bank letters of credit, or other forms of collateral that are permitted by the SEC for registered investment companies, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of cash, a Fund will reinvest the cash and may pay the borrower a pre-negotiated fee or “rebate” for the use of that cash collateral. Under the terms of the securities loan agreement between the Funds and State Street, their securities lending agent, State Street indemnifies the Funds  for certain losses resulting from a borrower default. However, should the borrower of the securities fail financially,  a Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund seeks to minimize this risk by normally limiting the investment of cash collateral to registered money market funds, including money market funds advised by the Manager that invest in U.S. Government and agency securities.
For all funds that engage in securities lending, the Manager receives compensation for administrative and oversight functions with respect to securities lending, including oversight of the securities lending agent. The amount of such compensation depends on the income generated by the loan of the securities. As of the date of this SAI, the Funds intend to engage in securities lending activities. Because the Funds had not commenced operations prior to the fiscal year ended October 31, 2024, no securities lending fees were paid during the prior fiscal year.
TRUSTEES AND OFFICERS OF THE TRUST
The Board of Trustees
The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Funds, which includes the general oversight and review of the Funds’ investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts as well as the stated policies of the Funds. The Board oversees the Trust’s officers and service providers, including American Beacon, which is responsible for the management of the day-to-day operations of the Funds based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including American Beacon’s investment personnel and the Trust’s CCO. The Board also is assisted by the Trust’s independent registered public accounting firm (which reports directly to the Trust’s Audit and Compliance Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.
Risk Oversight
Consistent with its responsibility for oversight of the Trust and the Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds. American Beacon, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management for the Funds. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Funds. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Board members who are not “interested persons” of the Trust as defined in Section 2(a)(19) of the Investment Company Act (“Independent Trustees”). The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds.
In general, a Fund’s risks include, among others, investment risk, credit risk, liquidity risk, securities selection risk and valuation risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Funds. In addition, under the general oversight of the Board, American Beacon, each Fund’s investment adviser, and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. Further, American Beacon as manager of the Funds oversees and regularly monitors the investments, operations and compliance of the Funds’ investment advisers.
The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, and senior officers of American Beacon, and the Funds’ CCO regularly report to the Board on a range of matters, including those relating to risk management. The Board and the Investment Committee also regularly receive reports from American Beacon with respect to the investments, securities trading and securities lending activities of the Funds, as applicable. In addition to regular reports from American Beacon, the Board also receives reports regarding other service providers to the Trust, either directly or through American Beacon or the Funds’ CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Funds’ CCO regarding the effectiveness of the Funds’ compliance program. Also, typically on an annual basis, the Board receives reports, presentations and other information from American Beacon in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with American Beacon and the Trust’s distribution plans under Rule 12b-1 under the Investment Company Act.
Senior officers of the Trust and American Beacon also report regularly to the Audit and Compliance Committee on Fund valuation matters and on the Trust’s internal controls and accounting and financial reporting policies and practices. In addition, the Audit and Compliance Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Audit and Compliance Committee meets with the Funds’ CCO to discuss matters relating to the Funds’ compliance program.
Board Structure and Related Matters
Independent Trustees constitute at least three-quarters of the Board. Douglas A. Lindgren, an Independent Trustee, serves as Independent Chair of the Board. The Independent Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel to the Funds. The Independent Chair shall perform such other duties as the Board may from time to time determine.
The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the responsibilities of that committee. The Board has established three standing committees: the Audit and Compliance Committee, the Investment Committee and the Nominating and Governance Committee. For example, the Investment Committee is responsible for oversight of the process, typically performed annually, by which the Board considers and approves each Fund’s investment advisory agreement with American Beacon, while specific matters related to oversight of the Funds’ independent auditors have been delegated by the Board to its Audit and Compliance Committee, subject to approval of the Audit and Compliance Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below.
The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the funds in the Trust, the number of series of the American Beacon Funds Complex overseen by the Board, the arrangements for the conduct of the Funds’ operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Funds in the complex.
The Trust is part of the American Beacon Funds Complex, which is comprised of 26  series within the American Beacon Funds, 1  series within the American Beacon Institutional Funds Trust, and  3  series within the American Beacon Select Funds. The same persons who constitute the Board of the Trust also constitute the Board of the American Beacon Institutional Funds Trust and the American Beacon Select Funds and each Trustee oversees the Trusts’ combined 30 series.
The Board holds five (5) regularly scheduled meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.
The Trustees of the Trust are identified in the tables below, which provide information as to their principal business occupations and directorships held during the last five years and certain other information. Subject to the Trustee Retirement Plan described below, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The address of each Trustee listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee serves for an indefinite term or until his or her removal, resignation, or retirement.*

Name and Year of Birth*	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
INTERESTED TRUSTEE
Eugene J. Duffy (1954)**	Trustee since 2008	Trustee since 2017
Global Investment Management Distribution, Mesirow Financial Administrative Corporation: Managing Director (2016-Present);
American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021);
American Beacon Apollo Total Return Fund: Trustee (2018–2021)

NON-INTERESTED TRUSTEES
Gilbert G. Alvarado (1969)	Trustee since 2015	Trustee since 2017
The Conrad Prebys Foundation: President, SJVIIF, LLC, Impact Investment Fund: Chief Financial Officer (2022-Present) (2018-2022);
Kura MD, Inc. (local telehealth organization): Director (2015-2017);
Sierra Health Foundation (health conversion private foundation): Executive Vice President & CCO (2022);
Sierra Health Foundation (health conversion private foundation): Senior Vice President & CFO (2006-2022);
Sierra Health Foundation: Center for Health Program Management (California public benefit corporation): Executive Vice President & CFO (2022);
Sierra Health Foundation: Center for Health Program Management (California public benefit corporation): Senior Vice President & CFO (2012-2022);
American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021);
American Beacon Apollo Total Return Fund: Trustee (2018–2021).

Joseph B. Armes (1962)	Trustee since 2015	Trustee since 2017
Switchback Energy Acquisition: Director (2019-2021);
CSW Industrials f/k/a Capital Southwest Corporation (investment company): Chairman & CEO (2015-Present);
JBA Investment Partners (family investment vehicle): President & CEO (2010-Present);
American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021);
American Beacon Apollo Total Return Fund: Trustee (2018–2021).

Gerard J. Arpey (1958)	Trustee since 2012	Trustee since 2017
Emerald Creek Group (private equity firm): Partner (2011-Present); S.C. Johnson & Son, Inc. (privately held company): Director (2008-present);
The Home Depot, Inc.: Director (2015-Present);
American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021);
American Beacon Apollo Total Return Fund: Trustee (2018–2021).

Claudia A. Holz (1957)	Trustee since 2018	Trustee since 2018
Blue Owl Capital, Inc.: Independent Director (2021-Present);
KPMG LLP: Partner (1990–2017);
American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021);
American Beacon Apollo Total Return Fund: Trustee (2018–2021)

Douglas A. Lindgren (1961)	Chair since 2025 Trustee since 2018	Chair since 2025 Trustee since 2018
JLL Income Property Trust: Director (2022-Present);
Carne Global Financial Services: CEO North America (2016-2017);
Carne Financial Services: Consultant (2017-2019);
UBS Wealth Management: Managing Director, IPS Investment Management and Global Head, Content Management (2010-2016);
American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021);
American Beacon Apollo Total Return Fund: Trustee (2018–2021).

Barbara J. McKenna (1963)	Trustee since 2012	Trustee since 2017
Longfellow Investment Management Company: President and Managing Principal (2005-Present, President since 2009);
External Diversity Council of the Federal Reserve Bank of Boston: Member (2021-2023);
United States Tennis Association: Board Advisor (2021-Present);
American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021);
American Beacon Apollo Total Return Fund: Trustee (2018–2021).

*	The Board has adopted a retirement policy that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.
**	Mr. Duffy is deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.
In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

Gilbert G. Alvarado: Mr. Alvarado has extensive organizational management and financial experience as executive vice president and chief financial officer in public charities and private foundations, service as director of private companies and non-profit organizations, service as president of non-profit institutional investment fund, an adjunct professor for a non-profit school of management at University of San Francisco, and multiple years of service as a Trustee.
Joseph B. Armes: Mr. Armes  has extensive financial, investment and organizational management experience as chairman of the board of directors, president and chief executive officer of an investment company listed on NASDAQ, president and chief executive officer of a private family investment vehicle, chief operating officer of a private holding company for a family office, president, chief executive officer, chief financial officer and director of a special purpose acquisition company listed on the American Stock Exchange, a director and audit committee chair of an oil and gas exploration and production company listed on the New York Stock Exchange and as an officer of public companies and as a director and officer of private companies, and multiple years of service as a Trustee.
Gerard J. Arpey: Mr. Arpey has extensive organizational management, financial and international experience serving as chairman, chief executive officer, and chief financial officer of one of the largest global airlines, service as a director of public and private companies, service to several charitable organizations, and multiple years of service as a Trustee.
Eugene  J. Duffy: Mr. Duffy has extensive experience in the investment management business and organizational management experience as a member of senior management, service as a director of a bank, service as a chairman of a charitable fund and as a trustee to an association, service on the board of a private university and non-profit organization, service as chair to a financial services industry association, and multiple years of service as a Trustee.
Claudia A. Holz: Ms. Holz has extensive financial audit and organizational management experience obtained as an audit partner with a major public accounting firm for over 27 years. Prior to her retirement, she led audits of large public investment company complexes and held several management roles in the firm’s New York and national offices.
Douglas A. Lindgren: Mr. Lindgren has extensive senior management experience in the asset management industry, having overseen several organizations and numerous fund structures and having served as an Adjunct Professor of Finance at Columbia Business School.
Barbara J. McKenna: Ms. McKenna has extensive experience in the investment management industry, organizational management experience as a member of senior management, service as a director of an investment manager, member of numerous financial services industry associations, and multiple years of service as a Trustee.
Committees of the Board
The Trust has an Audit and Compliance Committee (“Audit Committee”).  The Audit Committee consists of Ms. Holz (Chair) and  Messrs. Armes  and Arpey. Mr. Lindgren, as Chair of the Board,  serves on the Audit Committee in an ex-officio non-voting capacity. As set forth in its charter, the primary purposes of the Trust’s Audit Committee are: (a) to oversee the accounting and financial reporting processes of the Trust and the  Funds and their internal controls and, as the Audit Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (c) to approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; (d) to oversee the Trust’s compliance with all regulatory obligations arising under applicable federal securities laws, rules and regulations and oversee management’s implementation and enforcement of the Trust’s compliance policies and procedures (“Compliance Program”); (e) to coordinate the Board’s oversight of the Trust’s CCO in connection with his or her implementation of the Trust’s Compliance Program; and (f) to assist the Board with the aspects of risk oversight of the Trust that are relevant to the Audit Committee, including, but not limited to, valuation, operational, and compliance risks. All members of the Audit Committee are Independent Trustees. The Audit Committee met four (4)  times during the fiscal year ended August 31, 2024.
The Trust has a Nominating and Governance Committee (“Nominating Committee”) that is comprised of Messrs. Arpey  (Chair),  Armes, and Lindgren. As set forth in its charter, the Nominating Committee’s primary purposes are: (a) to make recommendations regarding the nomination of non-interested Trustees to the Board; (b) to make recommendations regarding the appointment of an Independent Trustee as Chair of the Board; (c) to evaluate qualifications of potential “interested” members of the Board and Trust officers; (d) to review shareholder recommendations for nominations to fill vacancies on the Board; (e) to make recommendations to the Board for nomination for membership on all committees of the Board; (f) to consider and evaluate the structure, composition and operation of the Board; (g) to review shareholder recommendations for proposals to be submitted for consideration during a meeting of Fund shareholders; and (h) to consider and make recommendations relating to the compensation of Independent Trustees and of those officers as to whom the Board is charged with approving compensation. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Secretary of the Funds, and must otherwise comply with the Declaration of Trust and By-Laws of the Trust. The Nominating and Governance Committee met five (5)  times during the fiscal year ended August 31, 2024.
The Trust has an Investment Committee that is comprised of Messrs. Alvarado (Chair) and Duffy and Ms. McKenna.   Mr. Lindgren, as Chair of the Board, serves on the Investment Committee in an ex-officio non-voting capacity. As set forth in its charter, the Investment Committee’s primary purposes are: (a) to review and evaluate the short- and long-term investment performance of the Manager and each of the designated sub-advisors to the  Funds; (b) to evaluate recommendations by the Manager regarding the hiring or removal of designated sub-advisors to the Funds; (c) to review material changes recommended by the Manager to the allocation of Fund assets to a sub-advisor; (d) to review proposed changes recommended by the Manager to the investment objectives or principal investment strategies of the Funds; (e) to review proposed changes recommended by the Manager to the material provisions of the advisory agreement with a sub-advisor, including, but not limited to, changes to the provision regarding compensation; and (f) to assist the Board with the aspects of risk oversight of the Trust that are relevant to the Investment Committee, including, but not limited to counterparty, investment and liquidity risks. The Investment Committee met four (4)  times during the fiscal year ended August 31, 2024.

Trustee Ownership in the Funds
As of the calendar year ended December 31, 2024, none of the Trustees owned equity securities of the Funds. The following tables show the amount of equity securities owned in the American Beacon Funds Complex by the Trustees as of the calendar year ended December 31, 2024.

INTERESTED TRUSTEE
Duffy
Aggregate Dollar Range of Equity Securities in all Trusts (30 Funds as of December 31, 2024)	Over $100,000
NON-INTERESTED TRUSTEES
	Alvarado	Armes	Arpey	Holz	Lindgren	McKenna
Aggregate Dollar Range of Equity Securities in all Trusts (30 Funds as of December 31, 2024)	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Trustee Compensation
As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $150,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $12,000 for in-person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by videoconference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time.
For his service as Board Chair, Mr. Lindgren receives an additional annual retainer of $50,000. Although he attends several committee meetings at each quarterly Board meeting, he receives a single $2,500 fee each quarter for his attendance at the Audit Committee and Investment Committee meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

The following table shows estimated compensation (excluding reimbursements) that will be paid by the Trusts to each Trustee for the period from November 18, 2024, the Funds’ commencement of operations, through August 31, 2025.

Name of Trustee	Aggregate Compensation From the Trust	Total Compensation From the Trusts
INTERESTED TRUSTEE
Eugene J. Duffy	$150,720	$160,500
NON-INTERESTED TRUSTEES
Gilbert G. Alvarado	$150,720	$160,500
Joseph B. Armes	$160,580	$171,000
Gerard J. Arpey	$153,537	$163,500
Brenda A. Cline[1]	$59,161	$63,000
Claudia A. Holz	$168,327	$179,250
Douglas A. Lindgren	$168,327	$179,250
Barbara J. McKenna	$153,537	$163,500
1	Ms. Cline received compensation from the Trusts up to her retirement from the Board on December 31, 2024. Upon her retirement from the Board, Ms. Cline became eligible for the benefits afforded to Eligible Trustees who served on the Boards prior to September 12, 2008 as described below.
The Boards have adopted a Trustee Retirement Plan. The Trustee Retirement Plan provides that a Trustee who has served on the Boards prior to September 12, 2008, and who has reached a mandatory retirement age established by the Board (currently 75) is eligible to elect Trustee Emeritus status (“Eligible Trustees”). Eligible Trustees who have served on the Board of one or more Trusts for at least five years may elect to retire from the Board at an earlier age and immediately assume Trustee Emeritus status. The Board has determined that, other than the Trustee Retirement Plan established for Eligible Trustees, no other retirement benefits will accrue for current or future Trustees. None of the current Trustees are Eligible Trustees.
Each Eligible Trustee and his or her spouse (or designated companion) may receive annual flight benefits from the Trusts of up to $40,000 combined, on a tax-grossed up basis, on American Airlines (a subsidiary of the Manager’s former parent company) for a maximum period of 10 years, depending upon length of service prior to September 12, 2008. Eligible Trustees may opt to receive instead an annual retainer of $20,000 from the Trusts in lieu of flight benefits. No retirement benefits are accrued for Board service after September 12, 2008.
A Trustee Emeritus must be reasonably available to provide advice, counseling and assistance to the Trustees and American Beacon as needed, as agreed to from time to time by the parties involved; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the  Funds. Currently, four individuals who retired from the Board and accrued retirement benefits for periods prior to

September 12, 2008, have assumed Trustee Emeritus status. Three individuals and their spouses receive annual flight benefits of up to $40,000 combined, on a tax-grossed up basis, on American Airlines. One individual receives an annual retainer of $20,000 from the Trusts in lieu of flight benefits.
Principal Officers of the Trust
The Officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the Officers of the Trust, their ages, their business address and their principal occupations and directorships during the past five years are as set forth below. The address of each Officer is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Officer serves for a term of one year or until his or her resignation, retirement, or removal. Each Officer has and continues to hold the same position with the American Beacon Funds, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust.

Name and Year of Birth	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
OFFICERS
Gregory Stumm (1981)	President since June 2024 Vice President 2022-2024	President since June 2024 Vice President 2022-2024
American Beacon Advisors, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present), Senior Vice President (2022-2024)
National Investment Services of America, LLC: Director (2024-Present)
Resolute Acquisition, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present), Senior Vice President (2022-2024)
Resolute  Topco, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present)
Resolute Investment Managers, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024 -Present), Senior Vice President (2022-2024)
Resolute Investment Services, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present), Senior Vice President, (2022-2024)
Resolute Investment Distributors, Inc.: President (2024-Present), Chief Executive Officer (2024-Present), Director (2022-Present), Senior Vice President (2022-2024)
RSW Investments Holdings LLC: Director (2024-Present)
Shapiro Capital Management, LLC: Director (2024-Present)
SSI Investment Management, LLC: Director (2024-Present)

Rosemary K. Behan (1959)	Vice President, Secretary and Chief Legal Officer since 2006	Vice President, Secretary and Chief Legal Officer since 2017
Alpha Quant Advisors, LLC: Secretary and General Counsel (2016-2020)
American Beacon Advisors, Inc.:  Senior Vice President (2021-Present), Vice President (2006-2021), Secretary and General Counsel (2006-Present)
American Beacon Apollo Total Return Fund: Vice President, Secretary, and Chief Legal Officer (2018-2021)
American Beacon Cayman Managed Futures Strategy Fund, Ltd.: Secretary (2014-Present)
American Beacon Cayman Multi-Alternatives Company, Ltd.:  Secretary (2023-Present)
American Beacon Cayman TargetRisk Company, Ltd: Secretary (2018-Present)
American Beacon Cayman Trend Company, Ltd.:  Secretary (2023-Present)
American Beacon Sound Point Enhanced Income Fund:  Vice President, Secretary, and Chief Legal Officer (2018-2021)American Private Equity Management, LLC: Secretary (2008-2024)Continuous Capital, LLC: Vice President and Secretary (2018-2022)Green Harvest Asset Management, LLC: Secretary (2019-2021)Resolute Acquisition, Inc.:  Secretary (2015-Present)
Resolute Investment Distributors, Inc.: Secretary (2017-Present)
Resolute Investment Holdings, LLC: Secretary (2015-Present)Resolute Investment Managers, Inc.: Senior Vice President (2021-Present), Vice President (2015-2021), Secretary and General Counsel (2015-Present)
Resolute Investment Services, Inc.:  Senior Vice President (2021-Present), Vice President (2017-2021), Secretary and General Counsel (2017-Present)
Resolute Topco, Inc.: Secretary (2015-Present)

Name and Year of Birth	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
Paul B. Cavazos (1969)	Vice President since 2016	Vice President since 2017
American Beacon Advisors, Inc.: Chief Investment Officer and Senior Vice President (2016-Present)
American Beacon Apollo Total Return Fund: Vice President (2018-2021)
American Beacon Sound Point Enhanced Income Fund:  Vice President (2018-2021)
American Private Equity Management,  L.L.C.: Vice President (2017-2024)

Emily P. Dowden (1980)	Vice President since 2024	Vice President since 2024
American Beacon Advisors, Inc.: Vice President (2024-Present)
Resolute Investment Managers, Inc.: Vice President (2024-Present)
Resolute Investment Services, Inc.: Vice President (2024-Present)
Westwood Management:  Vice President (2022-2024), (2018-2020)

Terri L. McKinney (1963)	Vice President since 2010	Vice President since 2017
Alpha  Quant Advisors, LLC: Vice President (2016-2020)
American Beacon Advisors, Inc.:  Senior Vice President, (2021-Present) Vice President, (2009-2021)
American Beacon Apollo Total Return Fund: Vice President (2018-2021)
American Beacon Sound Point Enhanced Income Fund: Vice President (2018-2021)
Continuous Capital, LLC:  Vice President (2018-2022)
Resolute Investment Managers, Inc.:  Senior Vice President (2021-Present), Vice President (2017-2021)
Resolute Investment Services, Inc.:  Senior Vice President (2021-Present), Vice President (2018-2021)
Resolute Investment Distributors, Inc.:Director (2024-Present), Vice President (2024-Present)

Samuel J. Silver (1963)	Vice President since 2011	Vice President since 2017
American Beacon Advisors, Inc.:  Vice President (2011-Present), Chief Fixed Income Officer (2016-Present)
American Beacon Apollo Total Return Fund: Vice President (2018-2021)
American Beacon Sound Point Enhanced Income Fund:  Vice President (2018-2021)

Rebecca L. Harris (1966)	Vice President 2022-May 2024, June 2024-Present President May 2024-June 2024 Assistant Secretary 2010-2022	Vice President 2022-2024, June 2024-Present President May 2024-June 2024 Assistant Secretary 2017-2022
Alpha Quant Advisors, LLC.: Vice President (2016-2020)
American Beacon Advisors, Inc.: Chief Operating Officer (June 2024-Present), Senior Vice President (2021-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024), Vice President (2011-2021)
American Beacon Apollo Total Return Fund: Assistant Secretary (2018-2021)
American Beacon Sound Point Enhanced Income Fund: Assistant Secretary (2018-2021)Continuous Capital, LLC: Vice President (2018-2022), Director (2022)
National Investment Services of America, LLC: Director (2022-Present)
Resolute Acquisition, Inc.: Senior Vice President (January 2024-May 2024, June 2024-Present), Director (May 2024-June 2024), President May 2024-June 2024), Chief Executive Officer (May 2024-June 2024)
Resolute Investment Managers, Inc.: Chief Operating Officer (June 2024-Present), Senior Vice President (2021-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024), Vice President (2017-2021)
Resolute Investment Services, Inc.: Senior Vice President (2021-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024), Vice President (2017-2021)
Resolute  Topco, Inc.: Senior Vice President (January 2024-May 2024, June 2024-Present), Director (May 2024-June 2024), President (May 2024-June 2024), Chief Executive Officer (May 2024-June 2024)
RSW Investments Holdings LLC: Director (2022-Present)
Shapiro Capital Management LLC: Director (2022-Present)
SSI Investment Management LLC: Director (2022-Present)

Name and Year of Birth	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
Melinda G. Heika (1961)	Vice President since 2021	Vice President since 2021
Alpha Quant Advisors, LLC:  Treasurer and  CFO (2016-2020)
American Beacon Advisors, Inc.:  Senior Vice President (2021-Present), Treasurer and CFO (2010-Present)
American Beacon Apollo Total Return Fund:Principal Accounting Officer and Treasurer (2018-2021), Vice President (2021)
American Beacon Cayman Managed Futures Strategy Fund, Ltd.:  Director (2014-Present), Vice President (2022-Present) and Treasurer (2014-2022),
American Beacon Cayman Multi-Alternatives Company, Ltd.:  Director and Vice President (2023-Present)
American Beacon Cayman TargetRisk Company, Ltd.: Director and Vice President (2022-Present), and Treasurer (2018-2022)
American Beacon Cayman Trend Company, Ltd.: Director and Vice President (2023-Present)
American Beacon Funds: Principal Accounting Officer and Treasurer (2010-2021)
American Beacon Institutional Funds Trust:  Principal Accounting Officer and Treasurer (2017-2021)
American Beacon Select Funds: Principal Accounting Officer and Treasurer (2010-2021)
American Beacon Sound Point Enhanced Income Fund: Principal Accounting Officer and Treasurer (2018-2021), Vice President (2021)
American Private Equity Management, L.L.C.: Treasurer (2012-2024)Continuous Capital, LLC: Treasurer (2018-2022)  Resolute Acquisition, Inc.: Treasurer (2015-Present)Resolute Investment Holdings, LLC: Treasurer (2015-Present)Resolute Investment Managers, Inc.:  Senior Vice President (2021-Present), Treasurer and  CFO (2017-Present)Resolute Investment Services, Inc.:  Senior Vice President (2021-Present), Treasurer and CFO (2017-Present)
Resolute  Topco, Inc.: Treasurer (2015-Present)

Sonia L. Bates (1956)	Principal Accounting Officer and Treasurer since 2021	Principal Accounting Officer and Treasurer since 2021
American Beacon Advisors, Inc.: Assistant Treasurer (2023-Present)
American Beacon Apollo Total Return Fund:  Assistant Treasurer (2019-2021), Principal Accounting Officer and Treasurer (2021)
American Beacon Funds: Assistant Treasurer (2011-2021)
American Beacon Institutional Funds: Trust Assistant Treasurer (2017-2021)
American Beacon Cayman Managed Futures Strategy Fund, Ltd.: Treasurer (2022-Present)
American Beacon Cayman Multi-Alternatives Company, Ltd.: Treasurer (2023-Present)
American Beacon Cayman  TargetRisk Company, Ltd.:  Treasurer (2022-Present) and Assistant Treasurer (2018-2022)
American Beacon Cayman Trend Company, Ltd.: Treasurer (2023-Present)
American Beacon Select Funds: Assistant Treasurer (2011-2021)
American Beacon Sound Point Enhanced Income Fund:  Assistant Treasurer (2018-2021), Principal Accounting Officer and Treasurer (2021)
American Private Equity Management, L.L.C.: Assistant Treasurer (2012-2024)
Resolute Investment Services, Inc: Vice President, Fund and Tax Reporting (2023-Present), Director, Fund and Tax Reporting (2011-2023)

Name and Year of Birth	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
Christina E. Sears (1971)	Chief Compliance Officer since 2004 Assistant Secretary since 1999	Chief Compliance Officer and Assistant Secretary since 2017
Alpha Quant Advisors, LLC: Chief Compliance Officer (2016-2019), Vice President (2016-2020)
American Beacon Advisors, Inc.: Chief Compliance Officer (2004-Present), Vice President (2019-Present)
American Beacon Apollo Total Return Fund: Chief Compliance Officer and Assistant Secretary (2018-2021)
American Beacon Sound Point Enhanced Income Fund:Chief Compliance Officer and Assistant Secretary (2018-2021)
American Private Equity Management, LLC: Chief Compliance Officer (2012-2024)
Continuous Capital, LLC.: Chief Compliance Officer (2018-2019), Vice President (2018-2022)
Green Harvest Asset Management, LLC: Chief Compliance Officer (2019-2021)
Resolute Investment Distributors, Inc.: Vice President (2017-Present)Resolute Investment Managers, Inc.: Vice President (2017-Present)Resolute Investment Services, Inc.: Vice President (2019-Present)RSW Investments Holdings, LLC: Chief Compliance Officer (2019-Present)Shapiro Capital Management LLC: Chief Compliance Officer (2024-Present)

Shelley L. Dyson (1969)	Assistant Treasurer since 2021	Assistant Treasurer since 2021
American Beacon Apollo Total Return Fund: Assistant Treasurer (2021)
American Beacon Cayman Managed Futures Strategy Fund, Ltd.:  Assistant Treasurer (2022-Present)
American Beacon Cayman Multi-Alternatives Company, Ltd.: Assistant Treasurer (2023-Present)
American Beacon Cayman TargetRisk Company, Ltd: Assistant Treasurer (2022-Present)
American Beacon Cayman Trend Company, Ltd.: Assistant Treasurer (2023-Present)
American Beacon Sound Point Enhanced Income Fund: Assistant Treasurer (2021)
Resolute Investment Services, Inc.: Fund Tax Director (2024-Present), Fund Tax Manager (2020-2024), Manager, Tax (2014-2020)

Shelley D. Abrahams (1974)	Assistant Secretary since 2008	Assistant Secretary since 2017
American Beacon Apollo Total Return Fund: Assistant Secretary (2018-2021)
American Beacon Cayman Managed Futures Strategy Fund, Ltd.:  Assistant Secretary (2022-Present)
American Beacon Cayman Multi-Alternatives Company, Ltd.:  Assistant Secretary (2023-Present)
American Beacon Cayman TargetRisk Company, Ltd: Assistant Secretary (2022-Present)
American Beacon Cayman Trend Company, Ltd.:  Assistant Secretary (2023-Present)
American Beacon Sound Point Enhanced Income Fund: Assistant Secretary (2018-2021)
Resolute Investment Services, Inc.: Corporate Governance Manager (2023-Present), Senior Corporate Governance & Regulatory Specialist (2020-2023), Corporate Governance & Regulatory Specialist (2017-2020)

Teresa A. Oxford (1958)	Assistant Secretary since 2015	Assistant Secretary since 2017
Alpha Quant Advisors, LLC: Assistant Secretary (2016-2020)
American Beacon Advisors, Inc.:  Deputy General Counsel (2024-Present), Assistant Secretary (2015-Present), Associate General Counsel (2015-2024)
American Beacon Apollo Total Return Fund: Assistant Secretary (2018-2021)
American Beacon Sound Point Enhanced Income Fund: Assistant Secretary (2018-2021)
Continuous Capital, LLC.: Assistant Secretary (2020-2022)
Resolute Investment Distributors, Inc.: Assistant Secretary (2018-2021), (2024-Present)
Resolute Investment Managers, Inc.:  Deputy General Counsel (2024-Present), Assistant Secretary (2017-Present), Associate General Counsel (2017-2024)
Resolute Investment Services, Inc:  Deputy General Counsel (2024-Present), Assistant Secretary (2018-Present), Associate General Counsel (2018-2024)

CODE OF ETHICS
The Manager, the Trust, and the sub-advisor each have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act. Each Code of Ethics significantly restricts the personal trading of all employees with access to non-public portfolio information. For example, each Code of Ethics generally requires pre-clearance of all personal securities trades (with limited exceptions) and prohibits employees from purchasing or selling a security that is being purchased or sold or being considered for purchase (with limited exceptions) or sale by any Fund. In addition, the Manager’s and the Trust’s Code of Ethics requires employees to report trades in shares of the Trusts. Each Code of Ethics is on public file with, and may be obtained from, the SEC.
PROXY VOTING POLICIES
From time to time, a Fund may own a security whose issuer solicits a proxy vote on certain matters. The Board seeks to ensure that proxies are voted in the best interests of a Fund’s shareholders and has delegated proxy voting authority to the Manager. The Manager in turn has delegated proxy voting authority to the sub-advisor with respect to a Fund’s assets under the sub-advisor’s management. The Trust has adopted a Proxy Policy that governs proxy voting by the Manager and sub-advisor, including procedures to address potential conflicts of interest between a Fund’s shareholders and the Manager, the sub-advisor or their affiliates. The Board has approved the Manager’s proxy voting policies and procedures with respect to Fund assets under the Manager’s management. Please see Appendix A for a copy of the Proxy Policy. The sub-advisor’s proxy voting policy and procedures are summarized (or included in their entirety) in Appendix B. A  Fund’s proxy voting record for the most recent year ended June 30 will be available as of August 31 of each year without charge on the Funds’ website, on the SEC’s website at http://www.sec.gov or upon request by calling 1-800-967-9009. The proxy voting record can be found in Form N-PX on the SEC’s website .
CONTROL PERSONS AND 5% SHAREHOLDERS
A principal shareholder is any person who owns of record or beneficially 5% or more of any class of a Fund’s outstanding shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund. The actions of an entity or person that controls a Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over a Fund or large redemptions by a control person could cause a Fund’s other shareholders to pay a higher pro rata portion of a Fund’s expenses.
Set forth below are entities or persons that own 5% or more of the outstanding shares of a class of the Funds as of January 31, 2025. The Trustees and officers of the Trusts, as a group, owned less than 1% of all other classes of each Fund’s shares outstanding as of that date.

American Beacon Ninety One Global Franchise Fund

Shareholder Address	Fund Percentage (listed if over 25%)	Y CLASS	R6 CLASS	R5 CLASS
CHARLES SCHWAB & CO INC*				23.30%
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1901
MORGAN STANLEY SMITH BARNEY LLC*		71.99%
FOR THE EXCLUSIVE BENE OF ITS CUST
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1965
NATIONAL FINANCIAL SERVICES LLC*	38.82%			45.36%
FOR THE EXCLUSIVE BENEFIT OF OUR
CUSTOMERS
499 WASHINGTON BLVD FL 4
JERSEY CITY NJ 07310-2010
PERSHING LLC*		22.12%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001
UBS WM USA*				17.52%
OMNI ACCOUNT M/F
SPEC CDY A/C EBOC UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761
AMERICAN BEACON ADVISORS			100%
220 LAS COLINAS BLVD E STE 1200
IRVING TX 75039-5500

* Denotes record owner of Fund shares only

American Beacon Ninety One International Franchise Fund

Shareholder Address	Fund Percentage (listed if over 25%)	Y CLASS	R6 CLASS	R5 CLASS
PERSHING LLC*	72.13%			72.16%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001
AMERICAN BEACON ADVISORS		100%	100%
220 LAS COLINAS BLVD E STE 1200
IRVING TX 75039-5500
JOHN HANCOCK TRUST COMPANY LLC	26.09%			26.10%
200 BERKELEY ST STE 7
BOSTON MA 02116-5038

* Denotes record owner of Fund shares only

INVESTMENT ADVISORY AGREEMENT
The Funds’ sub-advisor is listed below with information regarding its controlling persons or entities. According to the Investment Company Act, a person or entity with control with respect to an investment advisor has “the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company.” Persons and entities affiliated with the sub-advisor may be considered affiliates of the Funds.
Ninety One North America, Inc. (“Ninety One NA”) is located at 65 East 55th Street, 30th Floor, New York, NY 10022. Ninety One NA is registered with the SEC as an investment adviser under the Advisers Act. Ninety One NA is a wholly-owned subsidiary of Ninety One International Limited (“Ninety One International”), which is an indirect wholly-owned subsidiary of Ninety One Plc, a company listed on the London Stock Exchange, with a secondary listing on the Johannesburg Stock Exchange. Ninety One Plc is affiliated with Ninety One Limited (“Ninety One Ltd”), a company listed on the Johannesburg Stock Exchange. Ninety One Ltd is the majority owner of Ninety One Africa (Pty) Ltd, which is the parent of Ninety One SA (Pty) Ltd (“Ninety One Pty”). Ninety One UK Ltd. (“Ninety One UK”) is also an indirect wholly-owned subsidiary of Ninety One Plc. The firm managed approximately $163.0  billion in assets as of December 31, 2024.

Ninety One North America, Inc. (“Ninety One NA”)
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity’s Business
Ninety One International Ltd.	Parent Company	Holding Company
Ninety One Global Ltd.	Parent Company of Ninety One International Ltd.	Holding Company
Ninety One Plc	Ultimate Parent Company; Parent Company of Ninety One Global Ltd.	Financial Services
The Trust, on behalf of each Fund, and the Manager have entered into an Investment Advisory Agreement with the sub-advisor pursuant to which the Funds have agreed to pay the sub-advisor an annualized sub-advisory fee that is calculated and accrued daily based on a percentage of a Fund’s average daily net assets. The Investment Advisory Agreement will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the Fund on no less than thirty (30) days’ nor more than sixty (60) days’ written notice to the sub-advisor, or by the sub-advisor upon sixty (60) days’ written notice to the Trust. The Investment Advisory Agreement will continue in effect for an initial period of two years with respect to each Fund and thereafter from year to year provided that annually such continuance is specifically approved by a vote of the Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders. Because the Funds had not commenced operations prior to the fiscal year ended October 31, 2024, no subadvisory fees were paid to Ninety One NA during the prior fiscal year.

In rendering investment advisory services to the Funds, the sub-advisor may use the resources of one or more foreign (non-U.S.) affiliates that are not registered under the Investment Advisers Act of 1940, as amended (the “Investment Sub-Advisor’s Foreign Affiliates”), to provide portfolio management, research and trading services to the Funds. Under a Participating Affiliate Agreement, each of the Investment Sub-Advisor’s Foreign Affiliates are considered participating affiliates of the sub-advisor pursuant to applicable guidance from the staff of the SEC allowing U.S. registered advisers to use investment advisory and trading resources of unregistered advisory affiliates subject to the regulatory supervision of the registered adviser. Each of the Investment Sub-Advisor’s Foreign Affiliates and any of their respective employees who provide services to the Funds are considered under the Participating Affiliate Agreement to be “supervised persons” of the sub-advisor as that term is defined in the Investment Advisers Act of 1940, as amended.
MANAGEMENT, ADMINISTRATIVE, SECURITIES LENDING, AND DISTRIBUTION SERVICES
The Manager
The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”).  RIM is, in turn, a wholly-owned subsidiary of  Resolute Acquisition, Inc., a wholly-owned subsidiary of  Resolute Topco, Inc. (“Topco”). Topco is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns 25% or more of the outstanding equity or voting interests of Topco. The address of Topco is 220 East Las Colinas Boulevard, Suite 1200, Irving, TX 75039.
Listed below are individuals and entities that may be deemed control persons of the Manager.

Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity’s Business
Resolute Topco, Inc.	Ultimate Parent Company	Holding Company – Founded in 2015
The Manager is paid a management fee as compensation for providing the Funds  with management and administrative services. The expenses are allocated daily to each class of shares of a  Fund based upon the relative proportion of net assets represented by such class. The Management Agreement provides for the Manager to receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%
Operating expenses directly attributable to a specific class are charged against the assets of that class. Pursuant to the Management Agreement, the Manager provides the Trust with office space, office equipment and personnel necessary to manage and administer the Trust’s operations. This includes:

■	complying with reporting requirements;

■	corresponding with shareholders;

■	maintaining internal bookkeeping, accounting and auditing services and records;

■	supervising the provision of services to the Trust by third parties; and

■	administering the Funds’ interfund lending facility and lines of credit, if applicable.

In addition to its oversight of the sub-advisor, the Manager may invest the portion of a Fund’s assets that the sub-advisor determines to be allocated to short-term investments.
A  Fund is responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, Custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of a Fund’s tax returns; interest; costs of Trustee and shareholder meetings; preparing, printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of a Fund’s existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Trustees; insurance and fidelity bond premiums; fees paid to service providers providing reports regarding adherence by the sub-advisor to the investment style of a Fund; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the sub-advisor; and any extraordinary expenses of a nonrecurring nature.
The Manager has contractually agreed from time to time to waive fees and/or reimburse expenses for a Fund in order to maintain competitive expense ratios for a Fund. The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of a Fund’s Board of Trustees. The Manager will itself waive fees and/or reimburse expenses of a Fund to maintain the contractual expense ratio caps for each applicable class of shares or make arrangements with other service providers to do so. The Manager may also, from time to time, voluntarily waive fees and/or reimburse expenses of a Fund. The Board approved a policy whereby the Manager may seek repayment for such fee waivers and expense reimbursements. Under the policy, the Manager can be reimbursed by a Fund for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause a Fund’s Total Annual Fund Operating Expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of recoupment.
Because the Funds had not commenced operations prior to the fiscal year ended October 31, 2024, no fees were paid to the Manager during the prior fiscal year.

Certain sub-advisors of a Fund or other series of the American Beacon Funds contribute to the Manager to support the American Beacon Funds’ distribution activities.
Service Fees
The Funds may reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries attributable to Y  and R5 Class shares, but not R6 Class shares. The Manager or other approved entities may spend such amounts on any activities or expenses primarily intended to result in or relate to the servicing of Y Class or R5 Class shares including, but not limited to, payment of shareholder service fees and transfer agency or sub-transfer agency expenses. The fees, which are included as part of the Funds’ “Other Expenses” in the Table of Fees and Expenses in the Prospectus, will be payable monthly in arrears. The primary non-distribution shareholder fees paid to financial intermediaries such as plan sponsors and broker-dealers, generally include shareholder servicing, record keeping and servicing fees.
Because the Funds had not commenced operations prior to the fiscal year ended October 31, 2024, no service fees were paid during the prior fiscal year.
Securities Lending Fees
As compensation for services provided by the Manager in connection with securities lending activities conducted by  a Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly investment income (the income earned in the form of interest, dividends and realized capital gains from the investment of cash collateral, plus any negative rebate fees paid by borrowers, less the rebate amount paid to borrowers as well as related expenses) and, with respect to collateral other than cash, a fee up to 10% of loan fees and demand premiums paid by borrowers.
Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs.
The SEC has granted exemptive relief that permits each Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager. As of the date of this SAI, the Funds intend to engage in securities lending activities. Because the Funds had not commenced operations prior to the fiscal year ended October 31, 2024, no securities lending fees were paid during the prior fiscal year.
The Distributor
Resolute Investment Distributors, Inc. (“RID” or “Distributor”) is the Funds’ distributor and principal underwriter of the Funds’ shares.
RID, located at 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039, is a registered broker-dealer and is a member of FINRA. The Distributor is affiliated with the Manager through common ownership. Under a Distribution Agreement with the Trust, the Distributor acts as the distributor and principal underwriter of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the Fund’s shares. The Distributor retains any portion of the commission fees that are not paid to the broker-dealers for use solely to pay distribution related expenses.
Since the Funds had not commenced operations prior to the fiscal year ended October 31, 2024, no underwriting discounts and commissions, compensation on redemptions and repurchases, brokerage commissions or other compensation were paid to, or retained by, the Distributor during the prior fiscal year.
OTHER SERVICE PROVIDERS
State Street, located at One Congress Street, Suite 1, Boston, Massachusetts 02114-2016, serves as custodian (“Custodian”) for the Funds. State Street also serves as the Funds’ Foreign Custody Manager pursuant to rules adopted under the Investment Company Act, whereby it selects and monitors eligible foreign sub-custodians. The Manager also has entered into a sub-administration agreement with State Street. Under the sub-administration agreement, State Street provides the Funds with certain financial reporting and tax services.
Pursuant to an administrative services agreement among the Manager, the Trust, American Beacon Institutional Funds Trust, and Parametric Portfolio Associates LLC (“Parametric”), located at 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104, Parametric provides certain administrative services related to the equitization of cash balances for certain series of the American Beacon Funds Complex.
SS&C  GIDS, Inc., located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169 is the transfer agent and dividend paying agent for the Trust and provides these services to Fund shareholders.
The Funds’ independent registered public accounting firm is PricewaterhouseCoopers LLP, which is located at 101 Seaport Blvd., Suite 500, Boston, MA 02210.
K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006, serves as legal counsel to the Funds.
PORTFOLIO MANAGERS
The portfolio managers to each Fund (the “Portfolio Managers”) have responsibility for the day-to-day management of accounts other than the respective Fund. Information regarding these other accounts has been provided by the sub-advisor and is set forth below. The number of accounts and assets is shown as of December 31, 2024.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Ninety One North America, Inc.
Abrie Pretorius	1 ($78.3 mil)	9 ($13.1 bil)	25 ($12.8 bil)	None	None	None
Clyde Rossouw	1 ($78.3 mil)	14 ($18.6 bil)	48 ($13.7 bil)	None	None	3 ($85 mil)
Elias Erickson	1 ($78.3 mil)	8 ($12.8 bil)	24 ($11.3 bil)	None	None	None
Paul Vincent	1 ($78.3 mil)	8 ($13.8 bil)	15 ($10.3 bil)	None	None	None
Conflicts of Interest
As noted in the table above, the Portfolio Managers manage accounts other than the Funds. This side-by-side management may present potential conflicts between a Portfolio Manager’s management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other hand. Set forth below is a description by the sub-advisor of any foreseeable material conflicts of interest that may arise from the concurrent management of a Fund and other accounts. The information regarding potential conflicts of interest  was provided by the sub-advisor as of December 31, 2024.
The sub-advisor performs investment management and investment advisory services for various clients, including the Funds, many of whom may have differing investment objectives, guidelines, and restrictions. As a result, the sub-advisor may give advice and take action in the performance of its duties for a particular client that may differ from the advice given, or the timing or nature of action taken, with respect to other clients.
It is also possible that in the course of the sub-advisor’s business, investments for the sub-advisor’s clients will overlap with investments for the clients of an affiliate of the sub-advisor and create a possible conflict of interest in connection with an investment opportunity that may be suitable for multiple accounts, but not available in sufficient quantities for all accounts to participate fully. Because the sub-advisor provides services to a number of different clients, potential conflicts of interest may also arise related to the amount of time an individual devotes to managing particular accounts. The sub-advisor may also have an incentive to favor accounts in the allocation of investment opportunities or otherwise treat preferentially those accounts that pay the sub-advisor a performance-related fee, or a higher fee level or greater fees overall.
To address such conflicts, the sub-advisor has established a variety of policies and procedures whose goals are to facilitate the fair allocation of investment opportunities. At all times, the sub-advisor seeks to treat all of its clients in a fair and equitable manner and will act in a manner that the sub-advisor believes to be in the best interests of clients. The sub-advisor seeks to ensure that potential or actual conflicts of interest are appropriately resolved, taking into consideration the overriding best interests of its clients.    Messrs. Erickson, Pretorius,  Rossouw and Vincent manage multiple accounts for the sub-advisor, including a Fund. In addition, Messrs. Erickson, Pretorius, Rossouw and Vincent each serve as portfolio manager of certain private investment funds and client accounts that are managed by affiliates of the sub-advisor. As such, each of Messrs. Erickson, Pretorius, Rossouw and Vincent will not devote their full business time to a Fund, but will devote such time as they, in their sole discretion, deem necessary to carry out their role effectively.
Each of  Messrs. Erickson, Pretorius, Rossouw and Vincent will make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that they believe is applicable to such accounts. Each of  Messrs. Erickson, Pretorius, Rossouw and Vincent may on occasion give advice or take action with respect to certain accounts that differs from the advice given or action taken with respect to other accounts (especially where the investment policies differ). Thus, it is possible that the transactions and portfolio strategies Messrs. Erickson, Pretorius, Rossouw and Vincent may use for various accounts may conflict and affect the prices and availability of the securities and other financial instruments in which certain other accounts invest. In circumstances where conflicts occur, the sub-advisor seeks to implement policies to minimize such conflicts and ensure that decisions are made that are fair and equitable to all the accounts involved, in light of the circumstances prevailing at the time and its applicable fiduciary duties.
Potential conflicts of interest may also arise in connection with the knowledge by an employee of either the sub-advisor and/or an affiliate of the sub-advisor about the timing of transactions, investment opportunities, broker selection, portfolio holdings and investments. Such employees who have access to the size and timing of transactions may have information concerning the market impact of transactions. Such employees may be in a position to use this information to their possible advantage or to the possible detriment of a client. The sub-advisor manages these potential conflicts involving employee personal trades by requiring that any personal trade be made in compliance with the sub-advisor’s code of ethics.
Compensation
The following is a description provided by the investment sub-advisor regarding the structure of and criteria for determining the compensation of each Portfolio Manager as of December 31, 2024.
The compensation for the portfolio managers includes fixed pay, pension contribution, employee benefits, and annual discretionary variable compensation which may comprise both cash and deferred elements. Fixed compensation including salaries are reviewed annually and designed to reflect the relative skills and experience of, and contribution made by, each employee. The following qualitative and quantitative factors are considered in determining annual discretionary variable compensation: the profit of the overall firm; multi-year investment and financial performance of specific business units; behavior consistent with the culture and values of the firm; scope of responsibility and individual contribution to the performance of the business; the attitude and behavior of employees towards risk consciousness, internal controls, risk management and regulatory compliance; specific input from risk and compliance functions regarding concerns about the behavior of individual employees; market sector norms and peer group comparisons; and the quality and level of leadership and collaboration, the ability to grow and develop business and client relationships, and the development of self and others.
Ownership of the Funds
The Portfolio Managers’ beneficial ownership of the Funds  is defined as the Portfolio Managers having the opportunity to share in any profit from transactions in the Funds, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the Portfolio Managers’ immediate family or by a trust of which the Portfolio Managers are a trustee could be considered ownership by the Portfolio Managers. The Funds  have  not commenced operations prior to the date of this SAI. Accordingly, the Portfolio Managers do not beneficially own any shares of the Funds  as of the date of this  SAI. The table below sets forth the Portfolio Managers’ beneficial ownership of the applicable Fund as of December 31, 2024, as provided by the sub-advisor:

Name of Investment Advisor and Portfolio Managers	American Beacon Ninety One Global Franchise Fund	American Beacon Ninety One International Franchise Fund
Ninety One North America, Inc.
Elias Erickson	$100,001 - $500,000	$100,001 - $500,000
Abrie Pretorius	$10,001 - $50,000	$100,001 - $500,000
Clyde Rossouw	None	None
Paul Vincent	None	N/A
PORTFOLIO SECURITIES TRANSACTIONS
In selecting brokers or dealers to execute particular transactions, the Manager and the sub-advisor are authorized to consider “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provision of statistical quotations (including the quotations necessary to determine a Fund’s NAV), and other information provided to the applicable Fund, to the Manager and/or to the sub-advisor (or their affiliates), provided, however, that the Manager or a sub-advisor must always seek best execution. Research and brokerage services may include information on portfolio companies, economic analyses, and other investment research services. The Trust does not allow the Manager or sub-advisor to enter arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of Trust shares by those broker-dealers. The Manager and the sub-advisor are also authorized to cause a Fund to pay a commission (as defined in SEC interpretations) to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction. The Manager or the sub-advisor, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Manager or  the sub-advisor exercises investment discretion. The fees of the sub-advisor are not reduced by reason of receipt of such brokerage and research services. However, with disclosure to and pursuant to written guidelines approved by the Board, as applicable, the Manager, or the sub-advisor (or a broker-dealer affiliated with them) may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the Investment Company Act) for doing so. Brokerage and research services obtained with Fund commissions might be used by the Manager and/or the sub-advisor, as applicable, to benefit their other accounts under management.
The Manager and the sub-advisor will place their own orders to execute securities transactions that are designed to implement the applicable Fund’s investment objective and policies. In placing such orders, the sub-advisor will seek best execution. The full range and quality of services offered by the executing broker or dealer will be considered when making these determinations. Pursuant to written guidelines approved by the Board, as appropriate, a sub-advisor of a Fund, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 of the Investment Company Act) for doing so. A Fund’s turnover rate, or the frequency of portfolio transactions, will vary from year to year depending on market conditions and a Fund’s cash flows. High portfolio turnover increases a Fund’s transaction costs, including brokerage commissions, and may result in a greater amount of recognized capital gains.
The Investment Advisory Agreement provides, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of  the sub-advisor is to seek best execution. In assessing available execution venues, the sub-advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the value of any eligible research, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Transactions with respect to the securities of small and emerging growth companies in which a Fund may invest may involve specialized services on the part of the broker or dealer and thereby may entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.
Each Fund may establish brokerage commission recapture arrangements with certain brokers or dealers. If the sub-advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to a Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. Neither the Manager nor the sub-advisor receives any benefits from the commission recapture program. The sub-advisor’s participation in the brokerage commission recapture program is optional. The sub-advisor retains full discretion in selecting brokerage firms for securities transactions and is instructed to use the commission recapture program for a transaction only if it is consistent with the sub-advisor’s obligation to seek the best execution available.
The Funds had not commenced operations prior to the fiscal year ended October 31, 2024. Accordingly: no brokerage commissions were paid by the  Funds during the previous three fiscal years; the Funds did not receive any compensation as a result of participation in the commission recapture program; the Funds directed no transactions to brokers in part because of research services provided and paid no commissions on such transactions; and the Funds did not hold securities issued by a broker-dealer (or by its parent) that was one of the top ten brokers or dealers through which the Funds executed transactions or sold shares.
REDEMPTIONS IN KIND
Although each Fund intends to redeem shares in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the applicable Fund’s net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, to the extent a Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.
TAX INFORMATION
The tax information in the Prospectus and in this section relates solely to the federal income tax law and assumes that each Fund will qualify each taxable year as a RIC under the Internal Revenue Code (as discussed below). The tax information in this section is only a summary of certain key federal tax considerations affecting each Fund and its shareholders and is in addition to the tax information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal income tax treatment of any Fund or the tax implications to its shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning. The tax information is based on the Internal Revenue Code and applicable regulations in effect, and administrative pronouncements and judicial decisions publicly available, on the date of this SAI. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Funds and their shareholders. Any of these changes or court decisions may have a retroactive effect.
Taxation of the Funds
Each Fund intends to qualify each taxable year for treatment as a RIC under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code. To so qualify, each  Fund (which is treated as a separate corporation for these purposes) must, among other requirements:

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Derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income, including gains from options, futures or forward contracts, derived with respect to its business of investing in securities or those currencies and (2) net income derived from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Qualifying Income”) (“Gross Income Requirement”). A QPTP is a “publicly traded partnership” (that is, a partnership the interests in which are “traded on an established securities market” or “readily tradable on a secondary market (or the substantial equivalent thereof)” (a “PTP”)) that meets certain qualifying income requirements other than a partnership at least 90% of the gross income of which is Qualifying Income as described in clause (1);

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Diversify its investments so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, Government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (2) not more than 25% of the value of its total assets is invested in (a) the securities (other than Government securities or securities of other RICs) of any one issuer, (b) the securities (other than securities of other RICs) of two or more issuers the Funds control (by owning 20% or more of their voting power) that are determined to be engaged in the same, similar or related trades or businesses, or (c) the securities of one or more QPTPs (“Diversification Requirements”); and

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Distribute annually to its shareholders at least the sum of 90% of its investment company taxable income (generally, net investment income, the excess (if any) of net short-term capital gain over net long-term capital loss, and net gains and losses (if any) from certain foreign currency transactions, all determined without regard to any deduction for dividends paid)  and 90% of its net exempt interest income (“Distribution Requirement”).

By qualifying for treatment as a RIC, a Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If for any taxable year a Fund does not qualify for that treatment  — either (1) by failing to satisfy the Distribution Requirement, even if it satisfies the Gross Income and Diversification Requirements (“Other Requirements”), or (2) by failing to satisfy any of the Other Requirements and is unable to, or determines not to, avail itself of Internal Revenue Code provisions that enable a RIC to cure a failure to satisfy any of the Other Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements - then for federal tax purposes, all of its taxable income (including its net capital gain) would be subject to tax at the regular corporate rate without any deduction for dividends paid to its shareholders; and the dividends it pays would be taxable to its shareholders as ordinary income (or possibly, (a) for individual and certain other non-corporate shareholders (each, an “individual”), as “qualified dividend income” (as described in the Prospectus) (“QDI”), and/or (b) in the case of corporate shareholders that meet certain holding period and other requirements regarding their Fund shares, as eligible for the dividends-received deduction (“DRD”) to the extent of a Fund’s current and accumulated earnings and profits. Failure to qualify for RIC treatment would therefore have a negative impact on a Fund’s income and performance. Furthermore, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. It is possible that a Fund will not qualify as a RIC in any given taxable year.
A Fund will be subject to a nondeductible 4% federal excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and substantially all of its “capital gain net income” for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions by the end of each calendar year to avoid liability for the Excise Tax.

Taxation of Certain Investments and Strategies
Hedging strategies, such as entering into forward contracts and selling (writing) and purchasing options and futures contracts, involve complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of gains and losses a Fund may realize in connection therewith. In general, a Fund’s (1) gains from the disposition of foreign currencies and (2) gains from such contracts will be treated as Qualifying Income under the Gross Income Requirement.
Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively, “foreign taxes”)  that would reduce the yield and/or total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains realized on investments by foreign investors.   It is impossible to determine the effective rate of a Fund’s foreign tax in advance, since the amount of its assets to be invested in various countries is not known.
Some futures contracts, foreign currency contracts, and “non-equity” options (i.e., certain listed options, such as those on a “broad-based” securities index) - except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Internal Revenue Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement - in which  a Fund invests may be subject to Internal Revenue Code section 1256 (collectively, “Section 1256 contracts”). Any Section 1256 contract a Fund holds at the end of its taxable year must be “marked-to-market” (that is, treated as having been sold at that time for its fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss realized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.
Under Internal Revenue Code section 988, a gain or loss (1) from the disposition of foreign currencies, (2) except in certain circumstances, from options, futures, and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that is attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that is attributable to exchange rate fluctuations between the time a Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If a Fund’s section 988 losses exceed its other investment company taxable income for a taxable year, a Fund would not be able to distribute any dividends, and any distributions made during that year (including those made before the losses were realized) would be characterized as a non-taxable “return of capital” to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares and treating any part of such distribution exceeding that basis as gain from the disposition of those shares.
If a Fund has an “appreciated financial position” - generally, any position (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).
Certain aspects of the tax treatment of derivative instruments are currently unclear and may be affected by changes in legislation, regulations, administrative rules, and/or other legally binding authority that could affect the treatment of income from those instruments and the character, timing of recognition and amount of a Fund’s taxable income or net realized gains and distributions. If the IRS were to assert successfully that income a Fund derives from those investments does not constitute Qualifying Income, the Fund might cease to qualify as a RIC (with the consequences described above under “Taxation of the Fund”) or might be required to reduce its exposure to such investments.
Taxation of the Funds’ Shareholders
General - For United States federal income tax purposes, distributions paid out of a Fund’s current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. Certain income distributions paid by a Fund (whether paid in cash or reinvested in additional Fund shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (currently 20%, 15% or 0%, depending on an individual’s tax bracket). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. There can be no assurance as to what portion of a Fund’s dividend distributions will qualify as qualified dividend income.
Distributions of net capital gain, if any, reported as capital gains dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss.) A Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will: (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain; (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain; and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.
Dividends and other distributions by a Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. Dividends and other distributions a Fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the Fund and received by those shareholders on or before December 31 of that year even if the Fund pays the distributions during the following January. Accordingly, those distributions will be reportable by, and taxed to, those shareholders for the taxable year in which that December 31 falls.
If a Fund makes a “return of capital” distribution to its shareholders – i.e., a distribution in excess of its current and accumulated earnings and profits – the excess will (a) reduce each shareholder’s tax basis in its shares (thus reducing any loss or increasing any gain on a shareholder’s subsequent taxable disposition of the shares) and (b) if for any shareholder the excess is greater than that basis, be treated as realized capital gain.
Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in the shares sold and the sale proceeds. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is: (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less; or (ii) 20% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions) (15% or 0% for individuals in certain tax brackets).
If Fund shares are redeemed at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. In addition, any loss a shareholder realizes on a redemption of Fund shares will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the redemption; in that case, the basis in the acquired shares will be adjusted to reflect the disallowed loss. Investors also should be aware that the price of Fund shares at any time may reflect the amount of a forthcoming dividend or other distribution, so if they purchase Fund shares shortly before the record date for a distribution, they will pay full price for the shares and receive some part of the price back as a taxable distribution, even though it represents a partial return of invested capital.
For U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly), a 3.8% Medicare contribution tax will apply on all or a portion of their “net investment income,” including interest, dividends, and capital gains, which generally includes taxable distributions received from the Fund and taxable gains on the disposition of shares of the Fund. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
An investor also should be aware that the benefits of the reduced tax rate applicable to long-term capital gains may be impacted by the application of the alternative minimum tax to individual shareholders.
Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Fund as an investment through such plans.
If more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to file an election for that year with the IRS that would enable its shareholders to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it pays. Pursuant to the election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign or U.S. possessions sources (“foreign-source income”) as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If a Fund makes this election for a taxable year, it will report to its shareholders shortly after that year their respective shares of the foreign taxes it paid and its foreign-source income for that year.
An individual shareholder of a Fund who, for a taxable year, has no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on IRS Forms 1099 and all of whose foreign-source income is “qualified passive income” may elect for that year to be exempt from the extremely complicated foreign tax credit limitation for federal income tax purposes (about which shareholders may wish to consult their tax advisers), in which event the shareholder would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required. A shareholder will not be entitled to credit or deduct its portion of foreign taxes the Fund paid that is allocable to Fund shares the shareholder has not held for at least 16 days during the 31-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder’s risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A foreign shareholder may not deduct or claim a credit for foreign taxes in determining its federal income tax liability unless the Fund dividends paid to it are effectively connected with the shareholder’s conduct of a U.S. trade or business.
Basis Election and Reporting - A Fund shareholder who wants to use an acceptable method for basis determination with respect to Fund shares other than the average basis method (the Funds’ default method) must elect to do so in writing, which may be electronic. The basis determination method a Fund shareholder elects may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Fund shares after the settlement date of the redemption.
In addition to the requirement to report the gross proceeds from redemptions of Fund shares, each Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Fund shares that are redeemed or exchanged and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to determine the best

IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them. Fund shareholders who acquire and hold Fund shares through a financial intermediary should contact their financial intermediary for information related to the basis election and reporting.
Backup Withholding - A  Fund is required to withhold and remit to the U.S. Treasury 24% of dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual who fails to certify that the taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from each  Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who (1) is subject to backup withholding for failure to report the receipt of interest or dividend income properly or (2) fails to certify to the Fund that he or she is not subject to backup withholding or that it is a corporation or other “exempt recipient”. Backup withholding is not an additional tax; rather, any amounts so withheld may be credited against the shareholder’s federal income tax liability or refunded if proper documentation is submitted to the IRS.
Non-U.S. Shareholders - Dividends a Fund pays to a shareholder who is a non-resident alien individual or foreign entity (each a “non-U.S. shareholder”)  — other than (1) dividends paid to a non-U.S. shareholder whose ownership of the Fund’s shares is “effectively-connected” with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a non-resident alien individual who is physically present in the United States for no more than 182 days during the taxable year -- generally are subject to 30% federal withholding tax (unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty). However, two categories of dividends a Fund might pay, “short-term capital gain dividends” and “interest-related dividends,” to non-U.S. shareholders (with certain exceptions) and reported by it in writing to its shareholders are exempt from that tax. “Short-term capital gain dividends” are dividends that are attributable to net short-term gain, computed with certain adjustments. “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain OID, interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the United States. Non-U.S. shareholders are urged to consult their own tax advisers concerning the applicability of that withholding tax.
Foreign Account Tax Compliance Act (“FATCA”) - Under FATCA, “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends a  Fund pays. As discussed more fully below, the  FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, information regarding substantial U.S. owners. Proposed regulations (having current effect) have been issued to eliminate certain FATCA withholding taxes, including the withholding tax on investment sale proceeds that was scheduled to begin in 2019, and to defer the effective date of other taxes.
The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.
An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Internal Revenue Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.
An NFFE that is the beneficial owner of a payment from a  Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to a  Fund or other applicable withholding agent, which may, in turn, report information to the IRS.
Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a  Fund will need to provide it with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in a  Fund.
Other Taxes - Statutory rules and regulations regarding state and local taxation of ordinary income dividends, QDI dividends  and net capital and foreign currency gain distributions may differ from the federal income taxation rules described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s  situation.
Investors should consult their own tax advisors with respect to the tax consequences to them of an investment in a Fund based on their particular circumstances. The Funds do not expect to receive a ruling from any tax authority or an opinion of tax counsel with respect to its treatment of any tax positions. Tax consequences of transactions are not the primary consideration of a Fund in implementing its investment strategy.

DESCRIPTION OF THE TRUST
The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.
The Trust was originally created to manage money for large institutional investors. The following individuals (and members of that individual’s “immediate family”), are eligible to purchase shares of the R5 Class with an initial investment of less than $250,000: (i) employees of the Manager, or its parent company, Resolute Investment Managers, Inc., (ii) employees of a sub-advisor for Funds where it serves as sub-advisor, (iii) members of the Board, and (iv) members of the Manager’s Board of Directors. The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s sibling, aunts, uncles, nieces and nephews; relatives by virtue of remarriage (step-children, step-parents, etc.) are included. Any shareholders that the Manager transfers to the R5 Class upon termination of the class of shares in which the shareholders were originally invested is also eligible for purchasing shares of the R5 Class with an initial investment of less than $250,000.
The R5 and  Y Classes were created to manage money for large institutional investors, including pension and 401(k) plans. The R6 Class was created to provide third party intermediaries an investment option for the large 401(k) plans that does not charge 12b-1 or sub-transfer agency fees.
FINANCIAL STATEMENTS
Effective with the reorganization on November 15, 2024, the  Funds adopted the financial statements of the corresponding Acquired Ninety One Fund. The audited financial statements of the Acquired Ninety One Funds are incorporated by reference to Item 7 of the  Form N-CSR for the fiscal year ended October 31, 2024. The information in those financial statements was audited by the Acquired Ninety One Funds’ independent registered public accounting firm. The audited financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, financial highlights, notes and report of independent registered public accounting firm. PricewaterhouseCoopers LLP, an independent registered public accounting firm, has been appointed to serve as the independent registered public accounting firm for the  Funds to audit and report on the Funds’ annual financial statements.

APPENDIX A
AMERICAN BEACON ADVISORS, INC.

SUMMARY OF PROXY VOTING POLICY AND PROCEDURES
Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of the advisory clients of American Beacon Advisors, Inc. (“AmBeacon”). AmBeacon’s proxy voting policies and procedures are designed to implement AmBeacon’s duty to vote proxies in clients’ best interests. Given that AmBeacon manages portfolios that invest solely in fixed-income securities, the only securities for which we expect to receive proxies are money market mutual funds. As such, the proxy voting policies and procedures set forth voting guidelines for the proxy issues and proposals common to money market funds.
For routine proposals that will not change the structure, bylaws or operations of the money market fund, AmBeacon’s policy is to support management; however, each proposal will be considered individually focusing on the financial interests of the client portfolio. Non-routine proposals, such as board elections, advisory contract and distribution plan approvals, investment objective changes, and mergers, will generally be reviewed on a case-by-case basis with AmBeacon first and foremost considering the effect of the proposal on the portfolio.
Items to be evaluated on a case-by-case basis and proposals not contemplated in the policies set forth above will be assessed by AmBeacon. In these situations, AmBeacon will use its judgment to vote in the best interest of the client portfolio. For all proposals, especially controversial or case-by-case evaluations, AmBeacon will be responsible for individually identifying significant issues that could impact the investment performance of the portfolio.
AmBeacon manages portfolios for the American Beacon Funds, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust (collectively, the “Funds”). AmBeacon may invest a Fund in shares of the American Beacon U.S. Government Money Market Select Fund. If the American Beacon U.S. Government Money Market Select Fund solicits a proxy for which another Fund is entitled to vote, AmBeacon’s interests as manager of the American Beacon U.S. Government Money Market Select Fund might appear to conflict with the interests of the shareholders of the other Fund. In these cases, AmBeacon will vote the Fund’s shares in accordance with the Select Funds’ Board of Trustees’ recommendations in the proxy statement.
AMERICAN BEACON FUNDS
AMERICAN BEACON SELECT FUNDS
AMERICAN BEACON INSTITUTIONAL FUNDS TRUST
PROXY VOTING POLICY AND PROCEDURES
Last Amended August 28, 2023
Preface
Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion to secure the best long-term interests of shareholders of the American Beacon Funds, the American Beacon Select Funds (“Select Funds”), and the American Beacon Institutional Funds Trust (collectively, the “Funds”). Therefore, this Proxy Voting Policy and Procedures (the “Policy”) have been adopted by the Funds.
The Funds are managed by American Beacon Advisors, Inc. (the “Manager”). The Manager may allocate discrete portions of the Funds among sub-advisors, and the Manager may directly manage all or a portion of the assets of certain Funds. The Funds’ respective Boards of Trustees have delegated proxy voting authority to the Manager. The Manager has in turn delegated proxy voting authority to each sub-advisor with respect to the sub-advisor’s respective portion of the Fund(s) under management, but the Manager has retained the authority to override a proposed proxy voting decision by a sub-advisor. For the securities held in their respective portion of each Fund, the Manager and the sub-advisors make voting decisions pursuant to their own proxy voting policies and procedures.
Conflicts of Interest
The Board of Trustees seeks to ensure that proxies are voted in the best interests of Fund shareholders. For certain proxy proposals, the interests of the Manager, the sub-advisors and/or their affiliates may differ from Fund shareholders’ interests. To avoid the appearance of impropriety and to fulfill their fiduciary responsibility to shareholders in these circumstances, the Manager and the sub-advisors are required to establish procedures that are reasonably designed to address material conflicts between their interests and those of the Funds.
When a sub-advisor deems that it is conflicted with respect to a voting matter, its policy may call for it to seek voting instructions from the client. The Manager is authorized by the Boards of Trustees to consider any such matters and provide voting instructions to the sub-advisor, unless the Manager has determined that its interests are conflicted with Fund shareholders with respect to the voting matter. In those instances, the Manager will instruct the sub-advisor to vote in accordance with the recommendation of a third-party proxy voting advisory service.
Each Fund can invest in the shares of the American Beacon U.S. Government Money Market Select Fund. If the American Beacon U.S. Government Money Market Select Fund issues a proxy for which another Fund is entitled to vote, the Manager’s interests regarding the American Beacon U.S. Government Money Market Select Fund might appear to conflict with the interests of the shareholders of the other Fund. In these cases, the Manager will vote in accordance with the Select Funds’ Board of Trustees’ recommendations in the proxy statement.
If the methods for addressing conflicts of interest, as described above, are deemed by the Manager to be unreasonable due to cost, timing or other factors, then the Manager may decline to vote in those instances.
Securities on Loan
With respect to the Funds that engage in securities lending, the Manager shall engage a proxy voting service to notify the Manager before the record date about the occurrence of future shareholder meetings, as feasible. The Manager will determine whether or not to recall shares of the applicable security that are on loan with the intent of the Manager or the sub-advisor, as applicable, voting such shares. The Manager’s determination shall be
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based on factors which may include the nature of the meeting (i.e., annual or special), the percentage of the proxy issuer’s outstanding securities on loan, any other information regarding the proxy proposals of which the Manager may be aware, and the loss of securities lending income to a Fund as a result of recalling the shares on loan.
Recordkeeping
The Manager and the sub-advisors shall maintain records of all votes cast on behalf of the Funds. Such documentation will include the firm’s proxy voting policies and procedures, company reports provided by proxy voting advisory services, additional information gathered by the Manager or sub-advisor that was material to reaching a voting decision, and communications to the Manager regarding any identified conflicts. The Manager and the sub-advisors shall maintain voting records in a manner to facilitate the Funds’ production of the Form N-PX filing on an annual basis.
Disclosure
The Manager will coordinate the compilation of the Funds’ proxy voting record for each year ended June 30 and file the required information with the SEC via Form N-PX by August 31. The Manager will include a summary of the Policy and the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, in each Fund’s Statement of Additional Information (“SAI”). In each Fund’s annual and semi-annual reports to shareholders, the Manager will disclose that a description of the Policy and the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, is a) available upon request, without charge, by toll-free telephone request, b) on the Funds’ website (if applicable), and c) on the SEC’s website in the SAI. The SAI and shareholder reports will also disclose that the Funds’ proxy voting record is available by toll-free telephone request (or on the Funds’ website) and on the SEC’s website by way of the Form N-PX. Within three business days of receiving a request, the Manager will send a copy of the policy description or voting record by first-class mail.
Manager Oversight
The Manager shall review a sub-advisor’s proxy voting policies and procedures for compliance with this Policy and applicable laws and regulations prior to initial delegation of proxy voting authority and on at least an annual basis thereafter.
Board Reporting
On at least an annual basis, the Manager will present a summary of the voting records of the Funds to the Boards of Trustees for their review. The Manager will notify the Boards of Trustees of any material changes to its proxy voting policies and procedures.
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APPENDIX B
PROXY VOTING POLICY FOR THE SUB-ADVISOR
NINETY ONE NORTH AMERICA, INC.
Proxy voting guidelines
Ninety One has  organised its assessment of corporate governance-related matters under five broad areas which guide its voting decisions:

1	Leadership and strategic control

2	Alignment with the long term

3	Climate change

4	Protecting client capital

5	Audit and disclosure

Leadership and strategic control

The board and its directors

The board determines the strategic direction of the company, taking into account the interests of the company and all its stakeholders. The board bears ultimate responsibility for the long-term sustainable success of the company.

Although board structures vary across countries, Ninety One expects boards to:

■	Be sufficiently independent, so as to protect all shareholders’ interests.

■	Have adequate executive representation, so as to provide significant operational insight.

■	Provide strong and diverse oversight, underpinned by a variety of skills and experiences that replicate the business’s key features and geographies.

■	Maintain an optimal board size, with appropriate board refreshment, succession plans and correct attendance to find the right balance between fresh perspectives and company history.

Ninety One believes directors should stand for re-election regularly, and that there should be clear and detailed disclosures of a director’s background. These should be made available to shareholders to facilitate the assessment of their suitability.

Ninety One expects a board to include a sufficient number of independent directors. Some common obstacles to independence include:

■	Founder status

■	Family relations with senior executives or founders

■	Excessive tenure

■	Having served as an executive in the previous five years

■	Having business relationships with the company or its executives

■	A shareholding in the company of over 10% of the issued share capital

Interlocking directorships

The chair leads the board and is responsible for its overall effectiveness in directing the company. Should the company be large and complex in nature, or the chairperson not be independent, Ninety One would require a suitably experienced and senior board member to be appointed as the Lead/Senior Independent Director (LID/SID). The LID should be able to engage independently with owners on governance-related issues.

The LID should also assume key governance responsibilities, including the supervision of the annual evaluation of the chairperson. The LID should also handle specific issues relating to conflicts of interest of board members, should the chairperson not be independent. Ninety One considers a combined chairperson and CEO role to be a governance risk.

The voting guidelines arising from the above are as follows:

■	Unless there is a particular context and explanation, Ninety One may not support the (re)election of the chairperson where:

■	They are considered to be not independent.

■	They are the former CEO.

■	There has been a clear failure to conduct periodic reviews of the performance of the board.

■	They have repeatedly refused to adhere to reasonable disclosure requests.

■	There has been a disregard for the interests of stakeholders, including in relation to the environmental and social risks and impacts of the company.

■	There is a lack of succession planning and there is no engagement on the topic.

■	Shareholder rights and the ability to communicate with the board have been impaired.

■	There are persistent and unaddressed governance failures that pose a material risk, unless the board has provided a strong rationale.

■
Ninety One may vote against a combined chair and CEO board structure, although it will consider all circumstances, including duration of the appointment, the potential concentration of power and explicit disclosures on how conflicts of interest have been managed.

■	Ninety One may not support non-independent directors where the overall board balance is not majority independent or does not at least meet the local market requirements.

■	Ninety One generally accepts proportional representation of shareholdings on the board, so long as minority shareholders’ interests are respected.

■	Ninety One will, in the first instance, focus on non-independent non-executive directors who also serve as key committee members when the overall board is not majority independent.

■	Where executive directors sit as committee members, Ninety One may vote against the executive directors.

■
Ninety One may vote against directors, including the chairperson, if, from a sustainability point of view, there are unmitigated risks, poor disclosure, incidents and failure to appropriately manage and anticipate environmental and social risks which have resulted, or may result, in the destruction of shareholder value.

■
Ninety One may vote against the re-election of any director who has not attended 75% of the total number of board and relevant committee meetings in the period since they were last elected to the board, unless an appropriate explanation has been provided.

■
Ninety One may vote against directors who, due to having accumulated multiple board roles at other publicly listed companies or large unlisted companies, run the risk of not being able to properly discharge their fiduciary duties. Ninety One will look at the number of external roles, the roles themselves, and the market  capitalisation of the companies concerned.

■	Ninety One prefers boards that are adequately sized and may vote against certain directors if it considers the board to be too large and unwieldy.

■	Ninety One expects timely disclosure of names and biographical details of all nominees, and may vote against candidates where such information is not disclosed.

■	As a general principle, Ninety One does not support bundled directors’ elections, although it will be guided by regional best practice.

■	Ninety One does not support proposals that remove directors from being re-elected by either a clean slate (100% of the board) or by rotation (usually 33% per year).

■	Ninety One does not generally support the election of alternate directors.

Board committees

Ninety One expects the audit, remuneration and nomination committees to comprise non-executive directors only and be chaired by an independent non-executive director. Ninety One may vote against non-independent directors when the structures below are not in place, or when the discharge of duties by each of the committees does not meet the principles it expects companies to uphold.

Audit committee
The audit committee has a crucial role in safeguarding investors’ interests, as it is responsible for the integrity of the financial statements, risk management and auditor appointment. Given this key role, Ninety One expects audit committees to comprise independent non-executive directors only. They should comprise a minimum of three members with at least one with recent and relevant financial expertise.

Remuneration committee
The remuneration committee is responsible for designing and implementing the remuneration scheme for the company’s executive directors and senior management, including consideration of remuneration related to the management of the environment and social risks and impacts. In this capacity, it should have knowledge of pay structures across the  organisation, including that of the CEO, as well as being aware of the gender-pay-gap ratio and other relevant diversity factors. Ninety One expects remuneration committees to be fully independent where called for by market practice, and prefers at least some remuneration committee members to be, or have been, remuneration committee members at other publicly listed companies or to have had similar experience.

Nomination committee
The nomination committee is responsible for ensuring that the board comprises directors with a good range of relevant skills and knowledge and that they collectively represent diversity. It is tasked with designing and implementing robust board-evaluation and succession-planning policies. Ninety One expects nomination committees to be majority independent.

■	Ninety One may vote against the chair of the nomination committee if, after engagement, there is a failure to ensure appropriate diversity on the board, including ethnicity and gender for example.

■
Ninety One may vote against the nomination committee chairperson or the board chairperson in cases where it believes that the necessary skills/ diversity are lacking on the board, including in relation to climate change and transition.

■
Ninety One may vote against the nomination committee chairperson or board chairperson in cases where there is no indication that proper and ongoing board assessments and succession planning are taking place.

Alignment with the long term: remuneration and sustainability
Ninety One  recognises the importance of long-term alignment and looks at it from two main perspectives: (i) alignment of remuneration with the creation of long- term sustainable value; and (ii) the governance system’s ability to understand, monitor and mitigate any social, ethical and environmental risks, including managing stakeholder relations.
Ninety One believes that long-term environmental and societal sustainability considerations should be part of a board’s long-term oversight and should be reported to stakeholders in an annual report using leading global reporting standards as defined in regulation or by voluntary initiatives such as  CDP, SASB (Sustainability Accounting Standards Board) or the GRI (Global Reporting Initiative). The direct implications of a business’s operations on the supply chain and the impact of its products and services on both society and the environment should be carefully considered. In Ninety One’s engagement with boards and in its governance assessments, it may assess the board’s performance in this respect and vote against directors when it believes long-term sustainability considerations are not being adequately addressed.
Where appropriate, Ninety One will also work with policymakers and advocacy groups on these matters.

Ninety One expects remuneration schemes to be aligned with shareholders’ interests, and promote the long-term success of the company. It also expects the remuneration committee to be able to justify pay structures and levels in relation to three main criteria: market practice, sector practice and the company’s  performance.
The hard-governance remuneration principle that Ninety One considers across all geographies is the existence of a strong and identifiable link between pay and performance. It therefore expects executive directors’ actual pay-outs to mirror shareholders’ experience, and the company’s disclosure to be substantial and substantive enough for such an assessment to take place.
The voting guidelines arising from the above include the following:

■
Ninety One may vote against remuneration resolutions where there is insufficient disclosure to assess the schemes, and/or where existing disclosure does not follow the regulatory guidelines of the relevant jurisdiction.

■
Ninety One places special emphasis on clear and meaningful performance metrics and targets, which should be linked to the company’s strategy and include stretching vesting levels. The lowering of targets may only be accepted in exceptional circumstances.

■	Ninety One prefers schemes with several performance metrics that should be relative and under the effective control of the executive directors.

■	Ninety One requires a minimum performance period of three years and favours schemes with a subsequent vesting period.

■	Ninety One require malus and clawback provisions to be in place.

■	Ninety One may vote against remuneration resolutions if the remuneration approach fails to ensure appropriate remuneration related to the management of environmental and social risks and impacts.

■	Ninety One may vote against remuneration resolutions if it is concerned about pay outcomes and not all the members of the remuneration committee are independent.

■
Ninety One may vote against remuneration resolutions where there is not a healthy balance between fixed and variable pay and, within the latter, a relevant split between short- and long-term compensation.

■
Ninety One will consider not only maximum pay-outs allowed under the policy, but also year-on-year granted amounts, and will consider this in the context of the company’s size, sector, maturity and previous payment history. Remuneration committees should have the ability to exercise discretion within the boundaries of applicable employment laws and regulations. However, discretion should be exercised with caution and its use publicly justified.

■
Ninety One may vote against untoward salary increases without appropriate justification and excessive pension arrangements. Ninety One will vote against proposals that include variable pay within pension entitlement or where pension arrangements are not aligned with the broader workforce, and may vote against increases that are triggered entirely by benchmarking exercises.

■	Ninety One will vote against plans that can be materially amended without shareholder approval.

■
Ninety One does not support retrospective/inflight amendments to incentive schemes, nor the repricing of options, except in exceptional circumstances when not doing so may result in the interests of management and shareholders not being aligned.

■	Ninety One does not typically support transaction bonuses.

■	Ninety One expects dilution levels to be kept to a minimum.

■
On recruitment, Ninety One expects companies to pay no more than is strictly necessary. If buy-out awards are agreed, it expects like-for-like structures together with an explanation of the link between pay and performance in the old and new schemes. Ninety One may vote against such schemes if these conditions are not met.

■
Ninety One may vote against severance payments that are not aligned with the company’s remuneration policy and those exceeding contractual requirements. Severance payments should be subject to the same performance tests and pro- rated for time served. Ninety One will vote against accelerated vesting provisions and severance payments lacking disclosure of their terms.

■	Ninety One may vote against any option schemes where there is automatic vesting on a change in control of the company.

Climate change
Ninety One expects boards to be able to demonstrate ‘climate competency’ in their communications with investors and therefore supports the recommendations of the  Taskforce on Climate-Related Financial Disclosures (TCFD). Where climate change is identified as a material issue for the business, companies are expected to have sufficient expertise and experience on the board to ensure effective strategic and operational oversight. Ninety One may vote against the report and accounts of companies faced with material climate risk where little or no progress has been made in terms of providing the market with investment-relevant climate disclosures. Furthermore, where Ninety One deems insufficient action is being taken on the issue of climate change, it might cast a vote against the chair of the board and/or other key directors.
Ninety One typically supports shareholder proposals seeking to improve disclosures and transparency by companies facing material carbon risks. In line with its approach to any shareholder resolution, it will consider any climate-related resolution in the context of the individual business and the existing activities to climate risk. When reviewing a resolution, Ninety One also considers the progress made to date and commitments already disclosed by the company. It seeks to support resolutions which are appropriate, relevant and practical for the company in question and its regional context.
Protecting client capital – capital management and shareholder rights
A board’s authority to raise capital through the issuing of shares, and its ability to decide on how it allocates the income attributable to shareholders (dividend payments or share repurchases), represent an important vote on a set of different resolutions. In many cases, these resolutions are presented as renewable authorities.
While providing the board with flexibility, general authorities can result in a significant erosion of shareholder value. Therefore, Ninety One will apply constraining votes on general authorities, preferring that specific and well-motivated authorities are sought from time to time as needs arise. This is core to Ninety One’s duty to protect its clients’ capital. If there is any indication that these authorities have been used in a reckless and irresponsible manner, this will be reflected in the voting decisions relating to the leadership of the company.
Corporate actions arise from time to time which require shareholder approval. Ninety One will consider such situations on a case-by-case basis, through carefully assessing how the interests of its clients can be best served. Ninety One will actively oppose efforts on the part of management or significant shareholders to reduce the broader shareholder rights (anti- takeover measures, ‘poison pills’ and alterations to company constitutions). The presentation of such resolutions to shareholders is often an indication of a governance deficiency and should be accompanied by votes relating to the leadership of the company.
On authority to issue shares, Ninety One may:

■	Vote against the general authority to issue shares with an attached right of pre-emption of more than 33% of the issued share capital of the company.

■
Vote against the general authority to issue shares without attached right of  pre-emption of more than 10% of the issued share capital of the company. In the UK, Ninety One accepts a 20% issuance authority if it follows the Pre-Emption Rights Group principles.

■	Vote against any general authority to issue shares for cash above 5%.

■	Vote against any issue of shares for cash where the discount limit is more than 5%.

■	Vote against all general authorities where management has a record of destroying company value as assessed by Ninety One’s own investment process.

■	Vote against the issue of shares to option schemes that it has actively opposed, or where it has opposed the adoption of the remuneration report.

In a case where the company has been irresponsible with respect to the issuing of shares, Ninety One may not support the re-election of the chairperson and any incumbent directors and will not support any resolutions to issue shares.
Ninety One will not support any general authorities to issue shares where the share price is substantially below its intrinsic value. Ninety One will not support any general or specific authorities to issue shares if they are deemed to have the intention of intervening in the market for corporate control or establishing a control group in the company.
Ninety One will actively oppose any issue of shares where the underwriter is a holding company which could be perceived to be increasing its holding in the company through taking up  unsubscribed shares.
On the repurchase of shares, Ninety One will consider supporting the request when:

■	There is sufficient liquidity in the market.

■	The company has substantial cash resources and the repurchase scheme is a viable and tax-efficient method of returning cash to shareholders.

■	The company has a track record of cancelling treasury shares rather than re-issuing them to share option schemes (unless this intention has been declared in advance).

■	There is no conflict of interest with the company’s management incentive policy.

■	The share price at the time of the general authority is substantially below its intrinsic value as assessed by Ninety One’s own investment process.

■
There is a robust argument as to how the share repurchase scheme will add more value to shareholders than a cash dividend, repaying debt or making appropriate investments to enhance efficiency or expand operations.

■	The company has sufficient balance-sheet strength and cash resources not to place it under any form of financial strain.

If Ninety One has either supported or rejected a share repurchase scheme and the resolution has been carried, but management has used this authority in an improper manner, Ninety One may vote against the re-election of the chairperson of the company and incumbent directors. On dividends and capital distributions, Ninety One will vote against the payment of a dividend if it will clearly place the company under financial stress. If Ninety One determines that the company is withholding income from shareholders and not using surplus reserves to any productive pursuit, such as reducing debt, it will consider:

■	Making a symbolic vote against the adoption of the financial statements.

■	Voting against the re-election of incumbent directors.

Where a capital distribution is clearly being used to obfuscate another proposal by the company that diminishes shareholder rights, establishes an anti-takeover mechanism or results in any form of reduction in management accountability, Ninety One will vote against the linked resolution. On changes in shareholder rights via amendments to company constitutions, Ninety One will oppose any:

■	‘Poison pill’ proposals in any form.

■	Any resolutions that propose new share classes that have proportionately higher voting rights than existing share classes.

■	Any resolutions that absolve directors from either their fiduciary responsibilities to owners or their re-election through an ordinary resolution.

Audit and disclosure
Audits are among the most important protections for shareholders’ capital as well as for the company. Consequently, Ninety One attaches much importance to both the quality and the independence of the audit process. The financial statements audit offers credibility and comfort to all stakeholders. The board is responsible for presenting a fair, balanced and understandable view of the financial position of the company. Therefore, it relies on both a robust internal and external audit process as well as employing an appropriate level of oversight.
When voting on resolutions relating to the appointment of auditors, Ninety One considers the suitability of the auditor on a case-by-case basis, considering the context of the business, the market and its respective laws. Ninety One recognises the importance of a healthy, competitive audit market, but does not expressly take a view on whether companies should use small or large audit firms. Ninety One will also consider the total fee for the audit, which should also not make up a significant portion of the audit firm’s total turnover.
Non-audit work is sometimes necessary but should be kept to a minimum and require prior audit committee approval. The detail around the fees related to both audit and non-audit work should be disclosed to shareholders.
Ninety One may vote against the re-election of the auditor if:

■	There are repeated and material misstatements in the annual financial statements.

■
A disproportionate (+40%) amount of the auditor’s total fee over the previous three years is derived from non-audit services. In markets where it is not required or best practice to disclose non-audit fees, Ninety One aims to engage with companies to encourage such disclosure.

■	The auditor is engaged with conducting the internal audit.

■
The auditor has been in place for more than 10 years and there has not been a recent tender process and there are no plans to put the audit out to tender. This may also result in the withdrawal of support for the audit committee chairperson.

Accurate, timely and full disclosure is essential to Ninety One’s investment and capital-allocation process. Appropriate disclosures allow us to evaluate continuously a company’s position, engage with management and better understand it. In alignment with international standards, disclosure should be honest, unbiased, balanced, material, clear, complete, relevant, inclusive, consistent, comparable and timely.
Ninety One may vote against the approval of the financial statements resolution when:

■	There is a clear deficiency in information.

■	There has been an attempt to hide or obfuscate materials.

■	There are serious omissions, or there has been an audit qualification.

Ninety One may vote against specific transactions where there appears to be a material deficiency with respect to the information provided to shareholders.

APPENDIX C
Ratings Definitions
Below are summaries of the ratings definitions used by some of the rating organizations. Those ratings represent the opinion of the rating organizations as to the credit quality of the issues that they rate. The summaries are based upon publicly available information provided by the rating organizations.
Ratings of Long-Term Obligations and Preferred Stocks — A Fund utilizes ratings provided by rating organizations in order to determine eligibility of long-term obligations. The ratings described in this section may also be used for evaluating the credit quality for preferred stocks.
Credit ratings typically evaluate the safety of principal and interest payments, not the market value risk of bonds. The rating organizations may fail to update a credit rating on a timely basis to reflect changes in economic or financial conditions that may affect the market value of the security. For these reasons, credit ratings may not be an accurate indicator of the market value of a bond.
The four highest Moody’s ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. Obligations rated A are judged to be upper-medium grade and are subject to low credit risk. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and, as such, may possess certain speculative characteristics.
Moody’s ratings of Ba, B, Caa, Ca and C are considered below investment grade. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be speculative, of poor standing and subject to very high credit risk. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest. Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
The four highest S&P Global ratings for long-term obligations are AAA, AA, A and BBB. An obligation rated AAA has the highest rating assigned by S&P Global and indicates that the obligor’s capacity to meet its financial commitments on the obligation is extremely strong. An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong. An obligation rated BBB exhibits adequate protection parameters; however, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
S&P Global ratings of BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation. An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P Global expects default to be a virtual certainty, regardless of the anticipated time to default. An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher. An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to D if it is subject to a distressed debt restructuring. An SD (selective default) rating is assigned when S&P Global believes that the obligor has selectively defaulted on a specific issue or class of obligations, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
The four highest ratings for long-term obligations by Fitch Ratings are AAA, AA, A and BBB. Obligations rated AAA are deemed to be of the highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. Obligations rated AA are deemed to be of very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. Obligations rated A are deemed to be of high credit quality. An A rating denotes expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings. Obligations rated BBB are deemed to be of good credit quality. BBB ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity. This is the lowest investment grade category.
Fitch’s ratings of BB, B, CCC, CC, C, RD and D are considered below investment grade or speculative grade. Obligations rated BB are deemed to be speculative. BB ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met. Obligations rated B are deemed to be highly speculative. B ratings indicate that material credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, the capacity for continued payment is vulnerable to deterioration in the business and economic environment. CCC ratings indicate that substantial credit risk is present. CC ratings indicate very high levels of credit risk. C indicates exceptionally high levels of credit risk Obligations rated C indicate a default or default-like process had begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Ratings in the categories of ‘CCC’, ‘CC’, and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only. Conditions that are indicative of a C category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; (c) the formal announcement by the issuer or their agent of a distressed debt exchange; or (d) a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent. Obligations rated RD indicate an issuer that, in Fitch Ratings’ opinion, has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or (d) ordinary execution of a distressed debt exchange on one or more material financial obligations. Obligations rated D indicate an issuer that, in Fitch Ratings’ opinion, has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange. In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA obligation rating category, or to corporate finance obligation ratings in the categories below CCC.
Ratings of Municipal Obligations — Moody’s ratings for short-term investment-grade municipal obligations are designated Municipal Investment Grade (MIG or VMIG in the case of variable rate demand obligations) and are divided into three levels — MIG/VMIG 1, MIG/VMIG 2, and MIG/VMIG 3. The MIG/VMIG 1 designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing. The MIG/VMIG 2 designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group. The MIG/VMIG 3 designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established. An SG designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
S&P Global uses SP-1, SP-2, SP-3, and D to rate short-term municipal obligations. A rating of SP-1 denotes a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. A rating of SP-2 denotes a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. A rating of SP-3 denotes a speculative capacity to pay principal and interest. A rating of D is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Ratings of Short-Term Obligations — Moody’s short-term ratings, designated as P-1, P-2, P-3, or NP, are opinions of the ability of issuers to honor short-term financial obligations that generally have an original maturity not exceeding thirteen months. The rating P-1 (Prime-1) is the highest short-term rating assigned by Moody’s and it denotes an issuer (or supporting institution) that has a superior ability to repay short-term debt obligations. The rating P-2 (Prime-2) denotes an issuer (or supporting institution) that has a strong ability to repay short-term debt obligations. The rating P-3 (Prime-3) denotes an issuer (or supporting institution) that has an acceptable ability to repay short-term obligations. The rating NP (Not Prime) denotes an issuer (or supporting institution) that does not fall within any of the Prime rating categories.
S&P Global short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that typically means obligations with an original maturity of no more than 365 days. A short-term obligation rated A-1 is rated in the highest category by S&P Global and indicates that the obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation. A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed debt restructuring. An SD rating is assigned when S&P Global believes that the obligor has selectively defaulted on a specific issue or class of obligations, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.
Fitch Rating’s Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. A rating of F1 denotes an obligation of the highest short-term credit quality. It indicates the strongest intrinsic capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature. A rating of F2 denotes good short-term credit quality. It indicates a good intrinsic capacity for timely payment of financial commitments. A rating of F3 denotes fair short-term credit quality. It indicates that the intrinsic capacity for timely payment of financial commitments is adequate. A rating of B denotes an obligation that is of speculative short-term credit quality, indicating minimal capacity for timely payment of financial commitments as well as heightened vulnerability to near term adverse changes in financial and economic conditions. A rating of C denotes a high short-term default risk, and indicates that default is a real possibility. A rating of RD indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. RD is typically applicable to entity ratings only. A rating of D indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX D
GLOSSARY

American Beacon or the Manager	American Beacon Advisors, Inc.
Beacon Funds or Trust	American Beacon Funds
Board	Board of Trustees
Brexit	The United Kingdom’s departure from the European Union
CCO	Chief Compliance Officer
CDSC	Contingent Deferred Sales Charge
CFTC	Commodity Futures Trading Commission
CPO	Commodity Pool Operator
Denial of Services	A cybersecurity incident that results in customers or employees being unable to access electronic systems
Dividends	Distributions from a Fund’s net investment income
Dodd-Frank Act	Dodd-Frank Wall Street Reform and Consumer Protection Act
DRD	Dividends-received deduction.
ETF	Exchange-Traded Fund
ETN	Exchange-Traded Note
EU	European Union
FINRA	Financial Industry Regulatory Authority, Inc.
Forwards	Forward Currency Contracts
Holdings Policy	Policies and Procedures for Disclosure of Portfolio Holdings
Internal Revenue Code	Internal Revenue Code of 1986, as amended
Investment Company Act	Investment Company Act of 1940, as amended
IRA	Individual Retirement Account
IRS	Internal Revenue Service
Junk Bonds	High yield, non-investment grade bonds
LOI	Letter of Intent
Management Agreement	A Fund’s Management Agreement with the Manager
Manager	American Beacon Advisors, Inc.
Moody’s	Moody’s Investors Service, Inc.
NAV	Net asset value
NDF	Non-deliverable forward contracts
NYSE	New York Stock Exchange
OID	Original Issue Discount
OTC	Over-the-Counter
Proxy Policy	Proxy Voting Policy and Procedures
QDI	Qualified Dividend Income
RIC	Regulated Investment Company
S&P Global	S&P Global Ratings
SAI	Statement of Additional Information
SEC	Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended
State Street	State Street Bank and Trust Co.
TIPS	Treasury Inflation Protected Securities
Trustee Retirement Plan	Trustee Retirement and Trustee Emeritus and Retirement Plan
UK	United Kingdom
D-1

PART C
OTHER INFORMATION

Item 28. Exhibits

Number		Exhibit Description
(a)	(1)	Amended and Restated Declaration of Trust, dated August 27, 2024, is incorporated by reference to Post-Effective Amendment No. 418, filed October 28, 2024 (“PEA 418”)
(2)(i)

Certificates of Designation for American Beacon AHL Managed Futures Strategy Fund and American Beacon Global Evolution Frontier Markets Income Fund, are incorporated by reference to Post-Effective Amendment No. 208, filed December 19, 2014

	(2)(ii)	Certificate of Designation for American Beacon Frontier Markets Income Fund, is incorporated by reference to Post-Effective Amendment No. 317, filed July 31, 2018
(2)(iii)

Amendment to Designation of Series for American Beacon Developing World Income Fund, dated January 4, 2023, is incorporated by reference to Post-Effective Amendment No. 401, filed February 27, 2023 (“PEA No. 401”)

(3)(i)

Certificates of Designation for American Beacon Bridgeway Large Cap Growth Fund and American Beacon Sound Point Floating Rate Income Fund, are incorporated by reference to Post-Effective Amendment No. 239, filed December 23, 2015

	(3)(ii)	Amendment to Designation of Series for American Beacon FEAC Floating Rate Income Fund, dated January 3, 2023, is incorporated by reference to PEA No. 401
(3)(iii)

Amendment to Designation of Series for American Beacon Man Large Cap Growth Fund and American Beacon Man Large Cap Value Fund, is incorporated by reference to Post-Effective Amendment No. 414, filed May 24, 2024 (“PEA No. 414”)

	(4)	Certificate of Designation for American Beacon Garcia Hamilton Quality Bond Fund, is incorporated by reference to Post-Effective Amendment No. 253, filed April 1, 2016
	(5)	Certificate of Designation for American Beacon ARK Disruptive Innovation Fund, is incorporated by reference to Post-Effective Amendment No. 266, filed November 9, 2016
	(6)	Certificate of Designation for American Beacon TwentyFour Strategic Income Fund, is incorporated by reference to Post-Effective Amendment No. 286, filed March 30, 2017
	(7)	Certificate of Designation for American Beacon ARK Transformational Innovation Fund, is incorporated by reference to Post-Effective Amendment No. 291, filed May 26, 2017
(8)

Certificate of Designation for American Beacon Shapiro Equity Opportunities Fund and American Beacon Shapiro SMID Cap Equity Fund, is incorporated by reference to Post-Effective Amendment No. 297, filed September 11, 2017

(9)(i)

Certificate of Designation for American Beacon Tocqueville International Value Fund and American Beacon AHL TargetRisk Fund, dated September 10, 2018, is incorporated by reference to Post-Effective Amendment No. 321, filed October 17, 2018

	(9)(ii)	Certificate of Designation for American Beacon AHL Target Risk Fund, dated June 6, 2018, is incorporated by reference to Post-Effective Amendment No. 348, filed April 30, 2019 (“PEA No. 348”)
	(9)(iii)	Amendment to Designation of Series for American Beacon EAM International Small Cap Fund, dated January 23, 2023, is incorporated by reference to PEA No. 401
	(10)	Certificate of Designation for American Beacon SSI Alternative Income Fund, dated March 5, 2019, is incorporated by reference to PEA No. 348
	(11)(i)	Certificate of Designation for American Beacon TwentyFour Short Term Bond Fund, dated December 2, 2019, is incorporated by reference to Post-Effective Amendment No. 358, filed December 23, 2019
(11)(ii)

Amended Certificate of Designation for American Beacon TwentyFour Sustainable Short Term Bond Fund, dated October 7, 2021, is incorporated by reference to Post-Effective Amendment No. 391, filed October 28, 2021 (“PEA No. 391”)

(12)

Certificate of Designation for American Beacon NIS Core Plus Bond Fund, dated August 17, 2020, is incorporated by reference to Post-Effective Amendment No. 377, filed September 10, 2020 (“PEA No. 377”)

	(13)	Certificate of Designation for American Beacon AHL Multi-Alternatives Fund, dated May 25, 2023, is incorporated by reference to Post-Effective Amendment No. 407, filed August 16, 2023 (“PEA No. 407”)
(14)

Certificate of Designation for American Beacon Ninety One Emerging Markets Equity Fund, American Beacon Ninety One Global Franchise Fund, and American Beacon Ninety One International Franchise Fund, dated June 25, 2024, is incorporated by reference to Post-Effective Amendment No. 415, filed August 14, 2024 (“PEA No. 415”)

(b)		Amended and Restated By-Laws, effective as of August 27, 2024, is incorporated by reference to PEA No. 418
(c)

Rights of holders of the securities being registered are contained in Articles III, VIII, X, XI and XII of the Registrant’s Amended and Restated Declaration of Trust and Articles II, III, VI, VII and VIII of the Registrant’s Amended and Restated By-Laws

2

Number		Exhibit Description
(d)	(1)(A)(i)

Management Agreement by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated December 29, 2023, is incorporated by reference to Post-Effective Amendment No. 411, filed February 9, 2024 (“PEA No. 411”)

(1)(A)(ii)

First Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated January 9, 2024, is incorporated by reference to PEA No. 411

(1)(A)(iii)

Second Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated January 26, 2024, is incorporated by reference to Post-Effective Amendment No. 412, filed February 23, 2024

(1)(A)(iv)

Third  Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated February 27, 2024, is incorporated by reference to Post-Effective Amendment No. 413, filed April 29, 2024 (“PEA No. 413”)

(1)(A)(v)

Fourth    Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated March 14, 2024, is incorporated by reference to PEA No. 413

(1)(A)(vi)

Fifth Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated April 15, 2024, is incorporated by reference to PEA No. 414

(1)(A)(vii)

Sixth Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated October 21, 2024, is incorporated by reference to Post-Effective Amendment No. 419, filed November 14, 2024 (“PEA No. 419”)

	(1)(B)	Management Agreement between American Beacon Cayman Managed Futures Strategy Fund, Ltd. and American Beacon Advisors, Inc., dated December 29, 2023, is incorporated by reference to PEA No. 411
	(1)(C)	Management Agreement between American Beacon Cayman TargetRisk Company, Ltd. and American Beacon Advisors, Inc., dated December 29, 2023, is incorporated by reference to PEA No. 411
	(1)(D)	Management Agreement between American Beacon Cayman Multi-Alternatives Company, Ltd. and American Beacon Advisors, Inc., dated December 29, 2023, is incorporated by reference to PEA No. 411
(2)(A)(i)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Barrow, Hanley, Mewhinney & Strauss, LLC, dated December 29, 2023, is incorporated by reference to PEA No. 411

(2)(A)(ii)

First Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Barrow, Hanley, Mewhinney & Strauss, LLC, dated March 14, 2024, is incorporated by reference to PEA No. 413

(2)(B)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Brandywine Global Investment Management, LLC, dated March 14, 2024, is incorporated by reference to PEA No. 413

	(2)(C)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Causeway Capital Management LLC, dated December 29, 2023, is incorporated by reference to PEA No. 411
(2)(D)(i)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Hotchkis and Wiley Capital Management LLC, dated December 29, 2023, is incorporated by reference to PEA No. 411

(2)(D)(ii)

First Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Hotchkis and Wiley Capital Management LLC, dated March 14, 2024, is incorporated by reference to PEA No. 413

	(2)(E)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Lazard Asset Management LLC, dated December 29, 2023, is incorporated by reference to PEA No. 411
	(2)(F)(i)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Strategic Income Management, LLC, dated December 29, 2023, is incorporated by reference to PEA No. 411
(2)(F)(ii)

First Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Strategic Income Management, LLC, effective as of November 19, 2024, is incorporated by reference to Post-Effective Amendment No. 422, filed December 23, 2024 (“PEA No. 422”)

(2)(G)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Massachusetts Financial Services Company, dated March 14, 2024, is incorporated by reference to PEA No. 413

(2)(H)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Stephens Investment Management Group, LLC, dated December 29, 2023, is incorporated by reference to PEA No. 411

	(2)(I)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and The London Company of Virginia, LLC, dated December 29, 2023, is incorporated by reference to PEA No. 411
	(2)(J)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Global Evolution USA, LLC, dated December 29, 2023, is incorporated by reference to PEA No. 411
	(2)(K)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and AHL Partners LLP, dated December 29, 2023, is incorporated by reference to PEA No. 411

3

Number		Exhibit Description
(2)(L)

Investment Advisory Agreement among American Beacon Cayman Managed Futures Strategy Fund, Ltd., American Beacon Advisors, Inc., and AHL Partners LLP, dated December 29, 2023, is incorporated by reference to PEA No. 411

	(2)(M)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Garcia Hamilton & Associates, L.P., dated December 29, 2023, is incorporated by reference to PEA No. 411
	(2)(N)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and ARK Investment Management LLC, dated January 9, 2024, is incorporated by reference to PEA No. 411
	(2)(O)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and TwentyFour Asset Management (US) LP, dated December 29, 2023, is incorporated by reference to PEA No. 411
	(2)(P)(i)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Shapiro Capital Management, LLC, dated January 26, 2024, is incorporated by reference to PEA No. 413
(2)(P)(ii)

First Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and  Shapiro Capital Management, LLC, dated February 27, 2024, is incorporated by reference to PEA No. 413

(2)(Q)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Newton Investment Management North America, LLC, dated March 14,   2024, is incorporated by reference to PEA No. 413

	(2)(R)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and abrdn Investments Limited, dated December 29, 2023, is incorporated by reference to PEA No. 411
(2)(S)

Investment Advisory Agreement among American Beacon Cayman TargetRisk Company, Ltd., American Beacon Advisors, Inc., and AHL Partners LLP, dated December 29, 2023, is incorporated by reference to PEA No. 411

	(2)(T)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and SSI Investment Management LLC, dated December 29, 2023, is incorporated by reference to PEA No. 411
(2)(U)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and American Century Investment Management, Inc., dated December 29, 2023, is incorporated by reference to PEA No. 411

(2)(V)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and National Investment Services of America, LLC, dated December 29, 2023, is incorporated by reference to PEA No. 411

	(2)(W)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and DePrince, Race & Zollo, Inc., dated March 14, 2024, is incorporated by reference to PEA No. 413
	(2)(X)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and EAM Global Investors LLC, effective December 29, 2023, is incorporated by reference to PEA No. 411
(2)(Y)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and First Eagle Alternative Credit, LLC, effective December 29, 2023, is incorporated by reference to PEA No. 411

(2)(Z)

Investment Advisory Agreement among American Beacon Cayman Multi-Alternatives Company, Ltd., American Beacon Advisors, Inc., and AHL Partners LLP, dated December 29, 2023, is incorporated by reference to PEA No. 411

	(2)(AA)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Numeric Investors LLC, dated April 16, 2024, is incorporated by reference to PEA No. 414
	(2)(BB)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Ninety One North America, Inc., dated August 21, 2024, is incorporated by reference to PEA No. 419
(e)	(1)	Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated December 29, 2023, is incorporated by reference to PEA No. 411
(2)

First Amendment to Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated May 1, 2024, is incorporated by reference to PEA No. 414

(3)

Second Amendment to Distribution Agreement  among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., effective October 21, 2024, is incorporated by reference to PEA No. 419

(f)		Bonus, profit sharing or pension plans – (none)
(g)	(1)	Custodian Agreement between Registrant and State Street Bank and Trust Company, dated December 1, 1997, is incorporated by reference to Post-Effective Amendment No. 24, filed February 26, 1998
	(2)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated May 9, 2019, is incorporated by reference to Post-Effective Amendment No. 353, filed May 30, 2019
	(3)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated May 13, 2019, is incorporated by reference to PEA No. 355, filed October 25, 2019
(4)

Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated October 15, 2019, is incorporated by reference to Post-Effective Amendment No. 357, filed November 22, 2019 (“PEA No. 357”)

(5)

Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, effective January 22, 2020, is incorporated by reference to Post-Effective Amendment No. 362, filed February 14, 2020

4

Number		Exhibit Description
(6)

Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated April 15, 2020, is incorporated by reference to Post-Effective Amendment No. 368, filed May 28, 2020 (“PEA No. 368”)

(7)

Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated July 31, 2020, is incorporated by reference to Post-Effective Amendment No. 374, filed August 28, 2020 (“PEA No. 374”)

	(8)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated August 27, 2020, is incorporated by reference to PEA No. 377
(9)

Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated October 8, 2020, is incorporated by reference to Post-Effective Amendment No. 381, filed October 28, 2020 (“PEA No. 381”)

(10)

Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, effective November 2, 2020, is incorporated by reference to Post-Effective Amendment No. 383, filed December 14, 2020 (“PEA No. 383”)

(11)

Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, effective August 3, 2021, is incorporated by reference to Post-Effective Amendment No. 389, filed August 27, 2021 (“PEA No. 389”)

	(12)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated February 14, 2023, is incorporated by reference to PEA No. 401
	(13)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated August 4, 2023, is incorporated by reference to PEA No. 407
	(14)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated May 15, 2024, is incorporated by reference to PEA No. 414
	(15)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated October 29, 2024, is incorporated by reference to PEA No. 419
(h)	(1)(A)	Transfer Agency Services Agreement between SS&C GIDS, Inc. and American Beacon Funds, effective February 1, 2023, is incorporated by reference to Post-Effective Amendment No. 402, filed March 22, 2023
	(1)(B)	First Amendment to Transfer Agency Services Agreement between SS&C GIDS, Inc. and American Beacon Funds, effective August 3, 2023, is incorporated by reference to PEA No. 407
	(1)(C)	Amendment to Transfer Agency Services Agreement between SS&C GIDS, Inc. and American Beacon Funds, effective May 1, 2024, is incorporated by reference to PEA No. 414
	(1)(D)	Amendment to Transfer Agency Services Agreement between SS&C GIDS, Inc. and American Beacon Funds, effective November 1, 2024, is incorporated by reference to PEA No. 419
(2)(A)

Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund, and American Beacon Advisors, Inc., dated April 30, 2017, is incorporated by reference to PEA No. 407

(2)(B)

First Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund, and American Beacon Advisors, Inc., dated May 8, 2018, is incorporated by reference to PEA No. 381

(2)(C)

Second Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund, and American Beacon Advisors, Inc., dated August 26, 2018, is incorporated by reference to PEA No. 381

(2)(D)

Third Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., dated March 26, 2019, is incorporated by reference to PEA No. 381

(2)(E)

Fourth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., dated October 15, 2019, is incorporated by reference to PEA No. 381

(2)(F)

Fifth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., dated January 13, 2020, is incorporated by reference to PEA No. 381

(2)(G)

Sixth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective April 30, 2020, is incorporated by reference to PEA No. 381

5

Number	Exhibit Description
(2)(H)

Seventh Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective July 31, 2020, is incorporated by reference to PEA No. 381

(2)(I)

Eighth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective September 10, 2020, is incorporated by reference to PEA No. 381

(2)(J)

Ninth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective September 30, 2020, is incorporated by reference to PEA No. 381

(2)(K)

Tenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective November 2, 2020, is incorporated by reference to PEA No. 383

(2)(L)

Eleventh Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective August 2, 2021, is incorporated by reference to PEA No. 389

(2)(M)

Twelfth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective May 23, 2022, is incorporated by reference to Post-Effective Amendment No. 395, filed May 27, 2022

(2)(N)

Thirteenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective January 31, 2023, is incorporated by reference to PEA No. 401

(2)(O)

Fourteenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective as of August 15, 2023, is incorporated by reference to PEA No. 407

(2)(P)

Fifteenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective as of January 19, 2024, is incorporated by reference to PEA No. 411

(2)(Q)

Sixteenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective as of May 1, 2024, is incorporated by reference to PEA No. 414

(2)(R)

Seventeenth Amendment to the Sub-Administrative Services Fee Agreement  between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective as of October 21, 2024, is incorporated by reference to PEA No. 419

(3)(A)

Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated February 16, 2017, is incorporated by reference to Post-Effective Amendment No. 300, filed October 23, 2017 (“PEA No. 300”)

(3)(B)

Joinder and First Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated June 21, 2017, is incorporated by reference to PEA No. 300

(3)(C)

Second Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated September 18, 2017, is incorporated by reference to PEA No. 300

(3)(D)

Third Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated December 31, 2018, is incorporated by reference to Post-Effective Amendment No. 351, filed May 15, 2019

(3)(E)

Fourth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated September 6, 2019, is incorporated by reference to PEA No. 374

(3)(F)	Fifth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated May 12, 2020, is incorporated by reference to PEA No. 368
(3)(G)

Sixth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated May 27, 2020, is incorporated by reference to Post-Effective Amendment No. 370, filed June 18, 2020

(3)(H)

Seventh Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated November 29, 2022, is incorporated by reference to Post-Effective Amendment No. 399, filed December 23, 2022 (“PEA No. 399”)

(3)(I)

Eighth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, effective January 31, 2023, is incorporated by reference to PEA No. 401

6

Number	Exhibit Description
(3)(J)

Ninth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, effective August 4, 2023, is incorporated by reference to PEA No. 407

(3)(K)

Tenth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, effective May 1, 2024, is incorporated by reference to PEA No. 414

(3)(L)

Eleventh Amendment to Securities Lending Authorization Agreement  between the American Beacon Funds and State Street Bank and Trust Company, effective October 14, 2024, is incorporated by reference to PEA No. 419

(4)

Administration Agreement between American Beacon Cayman Managed Futures Strategy Fund, Ltd. and American Beacon Advisors, Inc., dated April 30, 2015, is incorporated by reference to Post-Effective Amendment No. 269, filed December 23, 2016

(5)(A)

Administrative Services Agreement by and among American Beacon Funds, American Beacon Institutional Funds Trust, American Beacon Advisors, Inc. and Parametric Portfolio Associates LLC, dated June 10, 2019, is incorporated by reference to PEA No. 357

(5)(B)

First Amendment to Administrative Services Agreement by and among American Beacon Funds, American Beacon Institutional Funds Trust, American Beacon Advisors, Inc. and Parametric Portfolio Associates LLC, effective April 30, 2020, is incorporated by reference to PEA No. 368

(5)(C)

Second Amendment to Administrative Services Agreement by and among American Beacon Funds, American Beacon Institutional Funds Trust, American Beacon Advisors, Inc. and Parametric Portfolio Associates LLC, dated August 19, 2022, is incorporated by reference to PEA No. 399

(5)(D)

Third Amendment to Administrative Services Agreement by and among American Beacon Funds, American Beacon Institutional Funds Trust, American Beacon Advisors, Inc. and Parametric Portfolio Associates LLC, dated October 25, 2022, is incorporated by reference to PEA No. 399

(5)(E)

Fourth Amendment to Administrative Services Agreement by and among American Beacon Funds, American Beacon Institutional Funds Trust, American Beacon Advisors, Inc. and Parametric Portfolio Associates LLC, effective as of August 9, 2023, is incorporated by reference to PEA No. 407

(5)(F)

Fifth Amendment to Administrative Services Agreement by and among American Beacon Funds, American Beacon Institutional Funds Trust, American Beacon Advisors, Inc. and Parametric Portfolio Associates LLC, dated December 7, 2023, is incorporated by reference to PEA No. 414

(5)(G)

Sixth Amendment to Administrative Services Agreement by and among American Beacon Funds, American Beacon Institutional Funds Trust, American Beacon Advisors, Inc. and Parametric Portfolio Associates LLC, effective as of May 1, 2024, is incorporated by reference to PEA No. 414

(6)	Service Plan Agreement for the American Beacon Funds Investor Class, dated March 6, 2009, is incorporated by reference to Post-Effective Amendment No. 77, filed August 3, 2009
(7)

Service Plan Agreement for the American Beacon Funds Advisor Class (formerly known as the AAdvantage Funds Service Class), dated May 1, 2003, is incorporated by reference to Post-Effective Amendment No. 45, filed May 1, 2003 (“PEA No. 45”)

(8)(A)	Service Plan Agreement for the American Beacon Funds A Class, dated February 16, 2010, is incorporated by reference to Post-Effective Amendment No. 84, filed March 16, 2010
(8)(B)	Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds A Class, effective May 1, 2024, is incorporated by reference to PEA No. 414
(9)(A)	Service Plan Agreement for the American Beacon Funds C Class, dated May 25, 2010, is incorporated by reference to Post-Effective Amendment No. 90, filed June 15, 2010 (“PEA No. 90”)
(9)(B)	Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds C Class, effective May 1, 2024, is incorporated by reference to PEA No. 414
(10)(A)

Fee Waiver/Expense Reimbursement Agreement for American Beacon NIS Core Plus Bond Fund, American Beacon ARK Transformational Innovation Fund, American Beacon SSI Alternative Income Fund, American Beacon Shapiro Equity Opportunities Fund, American Beacon Shapiro SMID Cap Equity Fund, American Beacon TwentyFour Strategic Income Fund, American Beacon TwentyFour Sustainable Short Term Bond Fund, American Beacon Garcia Hamilton Quality Bond Fund, American Beacon International Equity Fund, American Beacon EAM International Small Cap Fund R5 Class Shares, American Beacon AHL TargetRisk Fund, American Beacon Man Large Cap Growth Fund (formerly named the American Beacon Bridgeway Large Cap Growth Fund), American Beacon Stephens Mid-Cap Growth Fund, American Beacon Stephens Small Cap Growth Fund, effective December 15, 2023, is incorporated by reference to PEA No. 411

(10)(B)

Fee Waiver/Expense Reimbursement Agreement for American Beacon FEAC Floating Rate Income Fund, American Beacon SiM High Yield Opportunities Fund and American Beacon The London Company Income Equity Fund, effective January 1, 2024, is incorporated by reference to Post-Effective Amendment No. 410, filed December 29, 2023 (“PEA No. 410”)

(10)(C)	Investment Adviser Fee Waiver Agreement for American Beacon SSI Alternative Income Fund, effective December 29, 2023, is incorporated by reference to PEA No. 411

7

Number		Exhibit Description
	(10)(D)	Fee Waiver/Expense Reimbursement Agreement for American Beacon AHL Multi-Alternatives Fund, effective January 1, 2024, is incorporated by reference to PEA No. 413
	(10)(E)	Fee Waiver/Expense Reimbursement Agreement for American Beacon EAM International Small Cap Fund Y and Investor Class Shares, effective March 1, 2024, is incorporated by reference to PEA No. 413
(10)(F)

Fee Waiver/Expense Reimbursement Agreement for American Beacon Ninety One Emerging Markets Equity Fund, American Beacon Ninety One Global Franchise Fund’s R6 and R5 Class shares, and American Beacon Ninety One International Franchise Fund, effective July 31, 2024, is incorporated by reference to PEA No. 415

	(10)(G)	Fee Waiver/Expense Reimbursement Agreement for American Beacon Ninety One Global Franchise Fund’s Y Class shares, effective November 25, 2024, is incorporated by reference to PEA No. 422
(i)		Opinion and Consent of Counsel — (filed herewith)
(j)		Consent of Independent Registered Public Accounting Firm - (filed herewith)
(k)		Financial statements omitted from prospectus — (none)
(l)		Letter of Investment Intent, is incorporated by reference to Post-Effective Amendment No. 23, filed December 18, 1997
(m)	(1)	Distribution Plan pursuant to Rule 12b-1 for the Advisor Class (formerly known as the Service Class), dated May 1, 2003, is incorporated by reference to PEA No. 45
	(2)(A)	Distribution Plan pursuant to Rule 12b-1 for the A Class, dated February 16, 2010, is incorporated by reference to Post-Effective Amendment No. 88, filed May 17, 2010
	(2)(B)	Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1 for the A Class, effective May 1, 2024, is incorporated by reference to PEA No. 414
	(3)(A)	Distribution Plan pursuant to Rule 12b-1 for the C Class, dated May 25, 2010, is incorporated by reference to PEA No. 90
	(3)(B)	Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1 for the C Class, effective May 1, 2024, is incorporated by reference to PEA No. 414
(n)		Amended and Restated Plan Pursuant to Rule 18f-3, dated November 12, 2019, is incorporated by reference to PEA No. 391
(p)	(1)

Code of Ethics of American Beacon Advisors, Inc., American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, and Resolute Investment Distributors, Inc., dated August 11, 2023, is incorporated by reference to PEA No. 407

	(2)	Code of Ethics of Barrow, Hanley, Mewhinney & Strauss, Inc., revised December 31, 2022, is incorporated by reference to PEA No. 411
	(3)	Code of Ethics of Brandywine Global Investment Management, LLC, dated February 2023, is incorporated by reference to PEA No. 411
	(4)	Code of Ethics of Causeway Capital Management LLC, dated April 25, 2005, as revised December 30, 2022, is incorporated by reference to PEA No. 411
	(5)	Code of Ethics of Hotchkis and Wiley Capital Management, LLC, dated September 1, 2021, is incorporated by reference to Post-Effective Amendment No. 393, filed February 22, 2022 (“PEA No. 393”)
	(6)	Code of Ethics and Personal Investment Policy of Lazard Asset Management LLC, is incorporated by reference to PEA No. 393
	(7)	Code of Conduct for The Bank of New York Mellon Corporation, parent company of Newton Investment Management North America, LLC, dated 2022, is incorporated by reference to PEA No. 411
	(8)	Code of Ethics of Strategic Income Management, LLC, dated February 2024, is incorporated by reference to PEA No. 422
	(9)	Code of Ethics of Massachusetts Financial Services Company, dated December 8, 2022, is incorporated by reference to PEA No. 401
	(10)	Code of Ethics for Stephens Investment Management Group, LLC, dated February 2023, is incorporated by reference to Post-Effective Amendment No. 403, filed April 27, 2023
	(11)	Code of Ethics for The London Company of Virginia, LLC, is incorporated by reference to PEA No. 410
	(12)	Code of Ethics for Global Evolution USA, LLC, dated February 2024, is incorporated by reference to PEA No. 414
	(13)	Code of Ethics for AHL Partners LLP, amended October 11, 2023, is incorporated by reference to PEA No. 414
	(14)	Code of Ethics for Garcia Hamilton & Associates, L.P., dated February 2023, is incorporated by reference to PEA No. 411
	(15)	Code of Ethics for ARK Investment Management LLC, dated October 2, 2023, is incorporated by reference to PEA No. 418
	(16)	Code of Ethics for TwentyFour Asset Management (US) LP, dated February 2024, is incorporated by reference to PEA No. 418

8

Number	Exhibit Description
(17)	Code of Ethics for Shapiro Capital Management, LLC, dated June 30, 2024, is incorporated by reference to PEA No. 418
(18)	Code of Ethics for abrdn Investments Limited, is incorporated by reference to PEA No. 414
(19)	Code of Ethics for SSI Investment Management LLC, dated June 24, 2024, is incorporated by reference to PEA No. 418
(20)	Code of Ethics for American Century Investment Management, Inc., dated October 29, 1999, as revised September 1, 2023, is incorporated by reference to PEA No. 411
(21)	Code of Ethics for National Investment Services of America, LLC, dated February 2024, is incorporated by reference to PEA No. 414
(22)	Code of Ethics for DePrince, Race & Zollo, Inc., dated August 2023, is incorporated by reference to PEA No. 411
(23)	Code of Ethics for EAM Global Investors LLC, effective October 31, 2022, is incorporated by reference to Post-Effective Amendment No. 400, filed December 30, 2022
(24)	Code of Ethics for First Eagle Alternative Credit, LLC, effective April 2012 and revised January 1, 2023, is incorporated by reference to PEA No. 410
(25)	Code of Ethics for Numeric Investors LLC, amended October 11, 2023, is incorporated by reference to PEA No. 414
(26)	Code of Ethics for Ninety One North America, Inc., effective November 1, 2023, is incorporated by reference to PEA No. 415
Other Exhibits
Powers of Attorney for Trustees of American Beacon Funds, American Beacon Select Funds and American Beacon Institutional Funds Trust, effective as of January 31, 2025 - (filed herewith)

Item 29. Persons Controlled by or under Common Control with Registrant

The Trust through the American Beacon AHL Managed Futures Strategy Fund, a separate series of the Trust, wholly owns and controls the American Beacon Cayman Managed Futures Strategy Fund, Ltd. (“Managed Futures Subsidiary”), a company organized under the laws of the Cayman Islands. The Managed Futures Subsidiary’s financial statements will be included, on a consolidated basis, in the American Beacon AHL Managed Futures Strategy Fund’s annual and semi-annual reports to shareholders.

The Trust through the American Beacon AHL TargetRisk Fund, a separate series of the Trust, wholly owns and controls the American Beacon Cayman TargetRisk Company, Ltd. (“TargetRisk Subsidiary”), a company organized under the laws of the Cayman Islands. The TargetRisk Subsidiary’s financial statements will be included, on a consolidated basis, in the American Beacon AHL TargetRisk Fund’s annual and semi-annual reports to shareholders.

The Trust through the American Beacon AHL Multi-Alternatives Fund, a separate series of the Trust, wholly owns and controls the American Beacon Cayman Multi-Alternatives Company, Ltd. (“Multi-Alternatives Subsidiary”), a company organized under the laws of the Cayman Islands. The Multi-Alternatives Subsidiary’s financial statements will be included, on a consolidated basis, in the American Beacon AHL Multi-Alternatives Fund’s annual and semi-annual reports to shareholders.

Item 30. Indemnification

Article XI of the Amended and Restated Declaration of Trust of the Trust provides that:

Limitation of Liability

Section 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee or investment advisor of the Trust, and shall not be liable for errors of judgment or mistakes of fact or law, but nothing contained herein shall protect any Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Indemnification

Section 2.

(a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is, or has been, a Trustee or officer or employee of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust and each Series to the fullest extent permitted by law, including the 1940 Act and the rules and regulations thereunder as amended from time to time and interpretations thereunder, against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof;

(ii) subject to the provisions of this Section 2, each Covered Person shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the records, books and accounts of the Trust or, as applicable, any Series, upon an opinion or other advice of legal counsel, or upon reports made or advice given to the Trust or, as applicable,

9

any Series, by any Trustee or any of its officers, employees, or a service provider selected with reasonable care by the Trustees or officers of the Trust, regardless of whether the person rendering such report or advice may also be a Trustee, officer or employee of the Trust or, as applicable, any Series.

(iii) as used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, investigative or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities whatsoever.

(b) To the extent required under the 1940 Act and the rules and regulations thereunder as amended from time to time and interpretations thereunder, but only to such extent no indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; or

(ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Covered Person and shall inure to the benefit of the heirs, executors and administrators of such Covered Person. Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person.

(d) To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

(e) To the maximum extent permitted by applicable law, including Section 17(h) of the 1940 Act and the rules and regulations thereunder as amended from time to time and interpretations thereunder, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 shall be paid by the Trust or the applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or a Series, as applicable, if it is ultimately determined that he or she is not entitled to indemnification under this Section 2; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission.

The advancement of any expenses pursuant to this Section 2(e) shall under no circumstances be considered a “loan” under the Sarbanes-Oxley Act of 2002, as amended from time to time, or for any other reason.

(f) Any repeal or modification of this Article XI or adoption or modification of any other provision of this Declaration of Trust inconsistent with this Article XI shall be prospective only to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification or right to advancement of expenses available to any Covered Person with respect to any act or omission that occurred prior to such repeal, modification or adoption.

(g) Notwithstanding any other provision in this Declaration of Trust to the contrary, any liability and/or expense against which any Covered Person is indemnified under this Section 2 and any advancement of expenses that any Covered Person is entitled to be paid under Section 2(e) shall be deemed to be joint and several obligations of the Trust and each Series, and the assets of the Trust and each Series shall be subject to the claims of any Covered Person therefor under this Article XI; provided that (a) any such liability, expense or obligation may be allocated and charged by the Trustees between or among the Trust and/or any one or more Series (and Classes) in such manner as the Trustees in their sole discretion deem fair and equitable; and (b) the Trustees may determine that any such liability, expense or obligation should not be allocated to one or more Series (and Classes), and such Series or Classes shall not be liable therefor as provided under Article III, Section 4.

(h) Without limiting the foregoing, the Trust may, in connection with any transaction permitted by this Declaration of Trust, including the acquisition of assets subject to liabilities or a merger or consolidation pursuant to Article XII, Section 2, assume the obligation to indemnify any person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article XI, Section 2 unless otherwise required under applicable law.

According to Article XII, Section 1 of the Amended and Restated Declaration of Trust, nothing in the Amended and Restated Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Portfolio or the Trustees. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Article V, Section 5 provides that, subject to the provisions of Article XI, the Trustees shall not be liable for any act or omission in accordance with certain advice of counsel or other experts or for failing to follow such advice. Article XI, Section 1 provides that the Trustees are not liable for errors of judgment or mistakes of fact or law, but a Trustee is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

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Numbered Paragraph 10 of the Management Agreement provides that:

10. Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any Fund in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of a Trust shall be deemed, when rendering services to a Trust or acting in any business of a Trust, to be rendering such services to or acting solely for a Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it. The U.S. federal and state securities laws impose liabilities on persons who act in good faith, and, therefore, nothing in this Agreement is intended to limit the obligations of the Manager under such laws. This Paragraph 10 does not in any manner preempt any separate written indemnification commitments made by the Manager with respect to any matters encompassed by this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with abrdn Investment Limited provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of and to the extent of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with AHL Partners LLP provides, in relevant part, that:

9. Liability. The Adviser shall have no liability to the Trust, its shareholders, the Manager or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities or commodities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement, relating to its trading activities or information provided to the Manager regarding the Adviser, by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The U.S. federal and state securities laws impose liabilities on persons who act in good faith, and therefore, nothing in this Agreement is intended to limit the obligations of the Adviser under such laws.

Numbered Paragraph 9 of the Investment Advisory Agreement with American Century Investment Management, Inc. provides, in relevant part, that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with ARK Investment Management LLC provides, in relevant part, that:

9. Liability of the Parties. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person of the Adviser within the meaning of Section 2(a)(3) of the Investment Company Act (“Affiliated Person”), and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager (“Controlling Person”), against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such Affiliated Person or Controlling Person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust or the Funds that may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any Affiliate Person acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

The Manager agrees to indemnify and hold harmless, the Adviser, any Affiliated Person of the Adviser, and each Controlling Person of the Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser or its Affiliated Persons or Controlling Person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust or the Funds that may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard by the Manager or by any of its directors, officers, employees, agents, or any Affiliated Person acting on behalf of the Manager of the Manager’s obligations and/or duties under its agreements with the Trust or the Funds. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Barrow, Hanley, Mewhinney & Strauss, Inc. provides that:

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9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Brandywine Global Investment Management, LLC provides that:

9.  Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Causeway Capital Management LLC provides that:

9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with DePrince, Race & Zollo, Inc. provides that:

9. Liability of Adviser; Indemnification. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser shall not be protected against any liability to, and shall indemnify and hold harmless, the Trust and its shareholders, the Manager, any affiliated person thereof within the meaning of Section 2(a)(3) of the Investment Company Act, and any controlling person thereof as described in Section 15 of the Securities Act, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Trust and its shareholders, the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, however arising out of or in connection with the performance of the Adviser’s responsibilities to the Trust which may be based upon: (i) any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser; or (ii) any untrue statement of a material fact contained in the Trust’s prospectus and statement of additional information applicable to a Fund, or any other Trust filings, proxy materials, reports, advertisements, sales literature or other materials pertaining to a Fund, the Trust or the Manager, or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with EAM Global Investors LLC  provides that:

9. Liability of Adviser; Indemnification. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser shall not be protected against any liability to, and shall indemnify and hold harmless, the Trust and its shareholders, the Manager, any affiliated person thereof within the meaning of Section 2(a)(3) of the Investment Company Act, and any controlling person thereof as described in Section 15 of the Securities Act, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Trust and its shareholders, the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, however arising out of or in connection with the performance of the Adviser’s responsibilities to the Trust which may be based upon: (i) any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser; or (ii) any untrue statement of a material fact contained in the Trust’s prospectus and statement of additional information applicable to a Fund, or any other Trust filings, proxy materials, reports, advertisements, sales literature or other materials pertaining to a Fund, the Trust or the Manager, or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with First Eagle Alternative Credit, LLC  provides that:

9. Liability of Adviser; Indemnification. The Adviser shall have no liability to the Trust, its shareholders, the Manager, any affiliated person thereof within the meaning of Section 2(a)(3) of the Investment Company Act, and any controlling person thereof as described in Section 15 of the Securities Act (“Manager Affiliate”) or any third party arising out of or related to this Agreement, provided however, the Adviser shall not be protected against any liability to, and shall indemnify and hold harmless, the Trust and its shareholders, the Manager, and any Manager Affiliate, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Trust and its shareholders, the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, however arising out of or in connection with the performance of the Adviser’s responsibilities to the Trust which may be based upon: (i) any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser; or (ii) any untrue statement of a material fact contained in the Trust’s prospectus and statement of additional information applicable to a Fund, or any other Trust filings, proxy materials, reports, advertisements, sales literature or other materials pertaining to a Fund, the Trust or the Manager, or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser for use therein; provided, however, that in no case is the Adviser’s indemnity in favor of the Trust, the Manager or Manager Affiliate deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Garcia Hamilton & Associates, L.P. provides that:

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9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Global Evolution USA, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Hotchkis and Wiley Capital Management LLC provides that:

9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Lazard Asset Management LLC provides that:

9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Massachusetts Financial Services Company provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with National Investment Services of America, LLC provides that

9. (a) Liability of Adviser and Indemnification by Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Trust and its shareholders, the Manager, any affiliated person thereof within the meaning of Section 2(a)(3) of the Investment Company Act, and any controlling person thereof as described in Section 15 of the Securities Act, from and against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Trust and its shareholders, the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, however arising out of or in connection with the performance of the Adviser’s responsibilities to the Trust which may be based upon: (i) any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser, or (ii) any untrue statement of a material fact contained in the Trust’s prospectus and statement of additional information applicable to a Fund, or any other Trust filings, proxy materials, reports, advertisements, sales literature or other materials pertaining to a Fund, the Trust or the Manager, or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Newton Investment Management North America, LLC provides that:

9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Ninety One North America, Inc. provides that:

9. Liability of Adviser; Indemnification. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser shall not be protected against any liability to, and shall indemnify and hold harmless, the Trust and its shareholders, the Manager, any affiliated person thereof within the meaning of Section 2(a)(3) of the Investment Company Act, and any controlling person thereof as described in Section 15 of the Securities Act, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Trust and its shareholders, the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, however arising out of or in connection with the performance of the Adviser’s responsibilities to the Trust which may be based upon: (i) any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser; or (ii) any untrue statement of a material fact contained in the Trust’s prospectus and statement of additional information

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applicable to a Fund, or any other Trust filings, proxy materials, reports, advertisements, sales literature or other materials pertaining to a Fund, the Trust or the Manager, or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Numeric Investors LLC provides that:

9. Liability. The Adviser, its affiliates or their respective officers, directors, employees and agents (collectively, the “Covered Persons”) shall have no liability to the Trust, its shareholders, the Manager or any third party arising out of or related to this Agreement, provided, however, that the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Trust and its Shareholders, the Manager or such affiliated person or controlling person may become subject under the securities or commodities laws, any other federal or state law, at common law or otherwise, arising out of any Covered Person’s responsibilities to the Trust and the Manager which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, any Covered Person’s obligations and/or duties under this Agreement, relating to its trading activities or information provided to the Manager regarding the Covered Persons. The U.S. federal and state securities laws impose liabilities on persons who act in good faith, and therefore, nothing in this Agreement is intended to limit the obligations of any Covered Person under such laws. Neither the Manager nor the Trust shall have any liability to the Covered Persons or any third party arising out of or related to this Agreement, provided however, that the Manager and the Trust agree to indemnify and hold harmless, the Covered Persons against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Covered Persons may become subject under the securities or commodities laws, any other federal or state law, at common law or otherwise, arising out of the Manager’s or the Trust’s responsibilities to the Covered Persons which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Manager’s or the Trust’s obligations and/or duties under this Agreement by either of the Manager or the Trust or by any of their directors, officers, employees, agents, or any affiliate acting on behalf of either. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with  Shapiro Capital Management, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Form of Investment Advisory Agreement with SSI Investment Management LLC provides that:

9. Liability of Adviser and Manager. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement. Each of the Adviser and the Manager agrees to indemnify and hold harmless, the other party, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the other party, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the other party or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the indemnifying party’s responsibilities to the Trust based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the indemnifying party’s obligations and/or duties under this Agreement by the indemnifying party or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the indemnifying party. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Stephens Investment Management Group, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Strategic Income Management, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with The London Company of Virginia, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with TwentyFour Asset Management (US) LP provides that:

9. Liability. The Adviser, including its officers, directors, employees and agents shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, its officers, directors, employees and agents (each such person, a “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation

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(including reasonable legal and related expenses) (“Losses”), to which a Manager Indemnified Persons may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser, provided, however that the Manager’s obligation under this paragraph 9 shall be reduced to the extent that the Losses experienced by a Manager Indemnified Person are caused by or are otherwise directly related to a Manager Indemnified Person’s own willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under this Agreement.

The Manager, including its officers, directors, employees and agents shall have no liability to the Adviser, its shareholders or any third party arising out of or related to this Agreement, provided however, the Manager agrees to indemnify and hold harmless, the Adviser, its officers, directors, employees and agents (each such person, an “Adviser Indemnified Persons”) against any and all Losses, to which an Adviser Indemnified Persons may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust, its shareholders or any third party, provided, however that the Manager’s obligation under this paragraph 9 shall be reduced to the extent that the Losses experienced by an Adviser Indemnified Person are caused by or are otherwise directly related to an Adviser Indemnified Person’s own willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under this Agreement.

Without limiting the generality of the foregoing, neither the Adviser nor the Manager will be liable for any indirect, special, incidental or consequential damage.

The indemnification in this Section shall survive the termination of this Agreement.

Section 4.2 of the Distribution Agreement provides that:

(a) Notwithstanding anything in this Agreement to the contrary, Resolute shall not be responsible for, and the Client shall on behalf of each applicable Fund or Class thereof, indemnify and hold harmless Resolute, its employees, directors, officers and managers and any person who controls Resolute within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (for purposes of this Section 4.2(a), “Resolute Indemnitees”) from and against, any and all losses, damages, costs, charges, reasonable counsel fees, payments, liabilities and other expenses of every nature and character (including, but not limited to, direct and indirect reasonable reprocessing costs) arising out of or attributable to all and any of the following (for purposes of this Section 4.2(a), a “Resolute Claim”)

(i) any material action (or omission to act) of Resolute or its agents taken in connection with this Agreement; provided, that such action (or omission to act) is taken in good faith and without willful misfeasance, negligence or reckless disregard by Resolute, or its affiliates, of its duties and obligations under this Agreement;

(ii) any untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Client in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of Resolute;

(iii) any material breach of the Clients’ agreements, representations, warranties, and covenants in Sections 2.9 and 5.2 of this Agreement; or

(iv) the reliance on or use by Resolute or its agents or subcontractors of information, records, documents or services which have been prepared, maintained or performed by the Client or any agent of the Client, including but not limited to any Predecessor Records provided pursuant to Section 2.9(b).

(b) Resolute will indemnify, defend and hold the Client and their several officers and members of their Governing Bodies and any person who controls the Client within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (collectively, the “Client Indemnitees” and, with the Resolute Indemnitees, an “Indemnitee”), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon all and any of the following (for purposes of this Section 4.2(c), a “Client Claim” and, with a Resolute Claim, a “Claim”):

(i) any material action (or omission to act) of Resolute or its agents taken in connection with this Agreement, provided that such action (or omission to act) is taken in good faith and without willful misfeasance, negligence or reckless disregard by Resolute, or its affiliates, of its duties and obligations under this Agreement.

(ii) any untrue statement of a material fact contained in the Registration Statement or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Client in writing in connection with the preparation of the Registration Statement by or on behalf of Resolute; or

(iii) any material breach of Resolute’s agreements, representations, warranties and covenants set forth in Section 2.4 and 5.1 hereof.

(c) The Client or Resolute (for purpose of this Section 4.2(d), an “Indemnifying Party”) may assume the defense of any suit brought to enforce any Resolute Claim or Client Claim, respectively, and may retain counsel chosen by the Indemnifying Party and approved by the other Party, which approval shall not be unreasonably withheld or delayed. The Indemnifying Party shall advise the other Party that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Indemnifying Party assumes the defense of any such suit and retains counsel, the other Party shall bear the fees and expenses of any additional counsel that they retain. If the Indemnifying Party does not assume the defense of any such suit, or if other Party does not approve of counsel chosen by the Indemnifying Party, or if the other Party has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Indemnifying Party, the Indemnifying

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Party will reimburse any Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that the Indemnitee retains. An Indemnitee shall not settle or confess any claim without the prior written consent of the applicable Client, which consent shall not be unreasonably withheld or delayed.

(d) An Indemnifying Party’s obligation to provide indemnification under this section is conditioned upon the Indemnifying Party receiving notice of any action brought against an Indemnitee within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the Person or Persons against whom the action is brought. The failure to provide such notice shall not relieve the Indemnifying Party of any liability that it may have to any Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

(e) The provisions of this section and the parties’ representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by Resolute. The indemnification provisions of this section will inure exclusively to the benefit of each person that may be an Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

Section 4.3 of the Distribution Agreement provides that:

Notwithstanding anything in this Agreement to the contrary, except as specifically set forth below:

(a) Neither Party shall be liable for losses, delays, failure, errors, interruption or loss of data occurring directly or indirectly by reason of circumstances beyond its reasonable control, including, without limitation, acts of God; action or inaction of civil or military authority; public enemy; war; terrorism; riot; fire; flood; sabotage; epidemics; labor disputes; civil commotion; interruption, loss or malfunction of utilities, transportation, computer or communications capabilities; insurrection; or elements of nature;

(b) Neither Party shall be liable for any consequential, special or indirect losses or damages suffered by the other Party, whether or not the likelihood of such losses or damages was known by the Party;

(c) No affiliate, director, officer, employee, manager, shareholder, partner, agent, counsel or consultant of either Party shall be liable at law or in equity for the obligations of such Party under this Agreement or for any damages suffered by the other Party related to this Agreement;

(d) There are no third-party beneficiaries of this Agreement;

(e) Each Party shall have a duty to mitigate damages for which the other Party may become responsible;

(f) The assets and liabilities of each Fund are separate and distinct from the assets and liabilities of each other Fund, and no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise; and in asserting any rights or claims under this Agreement, Resolute shall look only to the assets and property of the Fund to which Resolute’s rights or claims relate in settlement of such rights or claims; and

(g) Each Party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Supplemental Limited Indemnification from the Manager

ABA shall indemnify and hold harmless Indemnitee, in his or her individual capacity, from and against any cost, asserted claim, liability or expense, including reasonable legal fees (collectively, “Liability”) based upon or arising out of (i) any duty of ABA under the Management Agreement (including ABA’s failure or omission to perform such duty), and (ii) any liability or claim against Indemnitee arising pursuant to Section 11 of the Securities Act of 1933, as amended, Rule 10b-5 under the Securities Exchange Act of 1934, as amended, and any similar or related federal, state or common law statutes, rules or interpretations. ABA’s indemnification obligations under this Letter Agreement shall be limited to civil and administrative claims or proceedings.

Item 31.I. Business and Other Connections of Investment Manager

American Beacon Advisors, Inc. (the “Manager”) offers investment management and administrative services to the Registrant. It acts in the same capacity to other investment companies, including those listed below.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of American Beacon Advisors, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

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Name; Current Position with American Beacon Advisors, Inc.	Other Substantial Business and Connections
Patrick J. Bartels; Director	Redan Advisors LLC: Managing Member
Sonia L. Bates; Assistant Treasurer, Vice President, Tax and Fund Reporting

Resolute Investment Services, Inc.: Vice President, Fund and Tax Reporting
Resolute Investment Managers, Inc.: Vice President, Fund and Tax Reporting
American Private Equity Management, LLC: Assistant Treasurer
American Beacon Cayman Transformational Innovation Company, Ltd.: Assistant Treasurer
American Beacon Cayman Managed Futures Strategy Fund, Ltd.: Treasurer
American Beacon Cayman TargetRisk Company, Ltd.: Treasurer
American Beacon Cayman Trend Company, Ltd.: Treasurer
American Beacon Funds Complex: Principal Accounting Officer and Treasurer

Rosemary K. Behan; Senior Vice President, Secretary and General Counsel

Resolute Investment Holdings, LLC: Secretary
Resolute    Topco, Inc.:    Secretary
Resolute Acquisition, Inc.:    Secretary
Resolute Investment Managers, Inc.:    Senior Vice President
Resolute Investment Distributors, Inc.: Secretary
Resolute Investment Services, Inc.:    Senior Vice President, Secretary and General Counsel
American Private Equity Management, LLC:    Secretary
American Beacon Cayman Managed Futures Strategy Fund, Ltd.: Secretary
American Beacon Cayman TargetRisk Company, Ltd:    Secretary
American Beacon Cayman Multi-Alternatives Company, Ltd.:    Secretary
American Beacon Funds Complex: Vice President, Secretary, and Chief Legal Officer

Melinda S. Blackwill; Assistant Treasurer, Vice President and Controller	Resolute Investment Managers, Inc.: Vice President and Controller Resolute Investment Services, Inc.: Vice President and Controller
Paul B. Cavazos; Senior Vice President and Chief Investment Officer	American Beacon Funds Complex: Vice President American Private Equity Management, L.L.C.: Vice President
Jame Donath; Director	Greenscape Financial Group: Chairman Orange Grove Bio: Senior Advisor 114 Tenants Corp: President of the Board Norwood UK Restructuring Dinner: Co-Founder
Emily Dowden; Vice President, Marketing

Westwood Management: Vice President (2022-2024)
Resolute Investment Managers, Inc.: Vice President, Marketing (August 2024-Present)
Resolute Investment Services, Inc.: Vice President, Marketing (August 2024-Present)
American Beacon Funds Complex: Vice President (August 2024-Present)

Richard M. Goldman; Director	Becket Capital: Founder and Managing Partner AlphaTrai Asset Management: Director Marblegate Acquisition Corporation: Independent Corporate Director
Rebecca L. Harris; Chief Operating Officer and Senior Vice President

Resolute Investment Managers, Inc.: Chief Operating Officer (June 2024-Present) Senior Vice President (2021-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024)
Resolute Investment Services: Senior Vice President (2021-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024)
Resolute Acquisition, Inc.: Senior Vice President (January-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024)
Resolute Topco, Inc.: Senior Vice President (January-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024) Chief Executive Officer (May-June 2024)
National Investment Services of America, LLC: Director
RSW Investments Holdings LLC: Director
Shapiro Capital Management LLC: Director
SSI Investment Management LLC: Director
American Beacon Advisors, Inc.: Senior Vice President (2021-May 2024), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024)
American Beacon Funds Complex: President (May 2024-June 2024), Vice President (2022-May 2024, June 2024-Present)

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Name; Current Position with American Beacon Advisors, Inc.	Other Substantial Business and Connections
Melinda G. Heika; Senior Vice President, Treasurer and Chief Financial Officer

Resolute    Topco, Inc.: Treasurer
Resolute Investment Holdings, LLC: Treasurer
Resolute Acquisition, Inc.:    Treasurer
Resolute Investment Managers, Inc.:    Senior Vice President, Treasurer and    CFO
Resolute Investment Services, Inc.:    Senior Vice President, Treasurer and  CFO
American Private Equity Management,   L.L.C.:    Treasurer
American Beacon Cayman Managed Futures Strategy Fund, Ltd.:    Director, Vice President, Treasurer (2014-2022)
American Beacon Cayman TargetRisk Company, Ltd.: Director and Vice President, Treasurer (2018-2022)
American Beacon Cayman Multi-Alternatives Company, Ltd.:    Director and Vice President
American Beacon Cayman Trend Company, Ltd.:    Director and Vice President
American Beacon Funds Complex: Vice President

Kirstin Hill; Director	Social Finance: President & COO
Terri L. McKinney; Senior Vice President, Enterprise Services

Resolute Investment Managers, Inc.:    Senior Vice President, Enterprise Services
Resolute Investment Services, Inc.:    Senior Vice President, Enterprise Services
Resolute Investment Distributors, Inc.:    Director, Vice President
American Beacon Funds Complex: Vice President

Teresa A. Oxford; Assistant Secretary and Deputy General Counsel

Resolute Investment Managers, Inc.:    Deputy General Counsel, Assistant Secretary, Associate General Counsel
Resolute Investment Services, Inc:    Deputy General Counsel, Assistant Secretary, Associate General Counsel
Resolute Investment Distributors, Inc.: Assistant Secretary
American Beacon Funds Complex: Assistant Secretary

Bo Ragsdale; Vice President, Information Technology	Resolute Investment Managers, Inc.: Vice President, Information Technology Resolute Investment Services, Inc.: Vice President, Information Technology
Christina E. Sears; Vice President and Chief Compliance Officer

Resolute Investment Managers, Inc.: Vice President
Resolute Investment Services, Inc.: Vice President
Resolute Investment Distributors, Inc.: Vice President
American Private Equity Management, LLC: Chief Compliance Officer
RSW Investments Holdings, LLC:  Chief Compliance Officer
American Beacon Funds Complex: Vice President and Chief Compliance Officer

Samuel J. Silver; Vice President and Chief Fixed Income Officer	American Beacon Funds Complex: Vice President
Claire L. Stervinou; Assistant Treasurer and Corporate Tax Manager	Resolute Investment Managers, Inc.: Assistant Treasurer Resolute Investment Services, Inc.: Assistant Treasurer
Gregory J. Stumm; Director, President and Chief Executive Officer

Resolute Acquisition, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present), Senior Vice President (2022-2024)
Resolute Topco, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present)
Resolute Investment Services, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present), Senior Vice President (2022-2024)
Resolute Investment Managers, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present), Senior Vice President (2022-2024)
Resolute Investment Distributors, Inc.: President (2024-Present), Chief Executive Officer (2024-Present), Director (2022-Present), Senior Vice President (2022-2024)
National Investment Services of America, LLC: Director (June 2024-Present)
RSW Investments Holdings LLC: Director (June 2024-Present)
Shapiro Capital Management, LLC: Director (June 2024-Present)
SSI Investment Management, LLC: Director (June 2024-Present)
American Beacon Advisors, Inc.: Senior Vice President (2022-2024)
American Beacon Funds Complex: President (June 2024-Present), Vice President (2022-June 2024)

The principal address of each of the entities referenced above, other than RSW Investment Holdings LLC, Shapiro Capital Management LLC, SSI Investment Management LLC, and National Investment Services of America, LLC is 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039. The principal address of RSW Investment Holdings LLC is 47 Maple Street, Suite 304, Summit, New Jersey 07901. The principal address of Shapiro Capital Management LLC is 3060 Peachtree Road NW #1555, Atlanta, Georgia 30305. The principal address of SSI Investment Management LLC is 2121 Avenue of the Stars, Suite 2050, Los Angeles, California 90067. The principal address of National Investment Services of America, LLC is 777  E. Wisconsin Avenue, Suite 2350, Milwaukee, Wisconsin 53202.

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II. Business and Other Connections of Investment Advisers

The investment advisers listed below provide investment advisory services to the Trust.

American Beacon Advisors, Inc., 220 East Las Colinas Blvd., Suite 1200, Irving, TX 75039.

abrdn Investments Limited (“aIL”) is a registered investment adviser and is an investment sub-adviser for the American Beacon Developing World Income Fund. The principal address of aIL is 10 Queens Terrace, Aberdeen, UK, AB10 1XL. Information as to the officers and directors of abrdn is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 162309), and is incorporated herein by reference.

AHL Partners LLP (“AHL”) is a registered investment adviser and is an investment sub-advisor for the American Beacon AHL Managed Futures Strategy Fund, American Beacon AHL Multi-Alternatives Fund, and American Beacon AHL TargetRisk Fund. The principal address of AHL is 2 Swan Lane, London, UK EC4R 3AD. Information as to the officers and directors of AHL is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 167882), and is incorporated herein by reference.

American Century Investment Management, Inc. (“American Century”) is a registered investment adviser and is an investment sub-advisor for the American Beacon International Equity Fund. The principal address for American Century is 4500 Main Street, Kansas City, MO 64111. Information as to the Officers and Directors of American Century is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 105778), and is incorporated herein by reference.

ARK Investment Management LLC (“ARK”) is a registered investment adviser and is an investment sub-advisor for the American Beacon ARK Transformational Innovation Fund. The principal address for ARK is 200 Central Avenue, Suite 1850, St. Petersburg, FL 33701. ARK was formed in June 2013 and registered as an investment adviser with the U.S. Securities and Exchange Commission in January 2014. Information as to the Officers and Directors of ARK is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 169525), and is incorporated herein by reference.

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Balanced Fund, American Beacon Large Cap Value Fund and American Beacon Small Cap Value Fund. The principal business address of Barrow is 2200 Ross Avenue, 31st Floor, Dallas, TX 75201-2761. Information as to the officers and directors of Barrow is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 105519), and is incorporated herein by reference.

Brandywine Global Investment Management, LLC (“Brandywine”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Small Cap Value Fund. The principal address of Brandywine is 1735 Market Street, Suite 1800, Philadelphia, PA 19103. Information as to the officers and directors of Brandywine is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 110783), and is incorporated herein by reference.

Causeway Capital Management LLC (“Causeway”), a Delaware limited liability company, is a registered investment adviser and is an investment sub-advisor for the American Beacon International Equity Fund. The principal address of Causeway is 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025. Information as to the officers and directors of Causeway is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 113308), and is incorporated herein by reference.

DePrince, Race & Zollo, Inc. (“DRZ”), a Florida corporation,  is a registered investment adviser and is an investment sub-advisor for the American Beacon Small Cap Value Fund. The principal office of DRZ is 250 Park Avenue South, Winter Park, FL 32789.   Information as to the officers and directors of DRZ is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 112099), and is incorporated herein by reference.

EAM  Global Investors LLC  (“EAM”), is a registered investment adviser and is an investment sub-advisor for the American Beacon EAM  International Small Cap Fund. The principal address of EAM  is 215 Highway 101, Suite 216, Solana Beach, CA 92075. Information as to the officers and directors of EAM  is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD  number 170870), and is incorporated herein by reference.

First Eagle Alternative Credit, LLC  (“First Eagle”), is a registered investment adviser and is an investment sub-advisor for the American Beacon FEAC Floating Rate Income Fund. The principal address of First Eagle is 500 Boylston Street, Suite 1250, Boston, MA 02116.   Information as to the officers and directors of First Eagle is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD  number 150900), and is incorporated herein by reference.

Garcia Hamilton & Associates, L.P. (“Garcia Hamilton”) is a registered investment adviser and is the investment sub-adviser for the American Beacon Garcia Hamilton Quality Bond Fund. The principal address of Garcia Hamilton is 1401 McKinney Street, Suite 1600, Houston, TX 77010. Information as to the officers and directors of Garcia Hamilton is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 108017), and is incorporated herein by reference.

Global Evolution USA, LLC (“Global Evolution”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Developing World Income Fund. The principal address of Global Evolution is 250 Park Avenue, 15th floor, New York, NY 10177, United States. Global Evolution’s parent company is Global Evolution Financial ApS  and is located at Buen 11, 2nd floor, DK-6000 Kolding, Denmark. Information as to the officers and directors of Global Evolution is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 161677), and is incorporated herein by reference.

Hotchkis and Wiley Capital Management LLC (“Hotchkis”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Balanced Fund, American Beacon Large Cap Value Fund, and American Beacon Small Cap Value Fund. The principal address of Hotchkis is 601 South Figueroa Street, 39th Floor, Los Angeles, CA 90017-5439. Information as to the officers and directors of Hotchkis is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 114649), and is incorporated herein by reference.

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Lazard Asset Management LLC (“Lazard”) is a registered investment adviser and is an investment sub-advisor for the American Beacon International Equity Fund. The principal address of Lazard is 30 Rockefeller Plaza, 55th Floor, New York, NY 10112. Information as to the officers and directors of Lazard is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 122836), and is incorporated herein by reference.

Massachusetts Financial Services Company (“MFS”) is a registered investment adviser and is an investment sub-adviser for the American Beacon Large Cap Value Fund. The principal address of MFS is 111 Huntington Avenue, Boston, MA 02199. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial, Inc. (a diversified financial services company), located at Sun Life Financial Centre, 150 King Street West, Toronto, Ontario, Canada. Information as to the officers and directors of MFS is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 110045), and is incorporated herein by reference.

National Investment Services of America, LLC (“NIS”) is a registered investment adviser and is an investment sub-advisor for the American Beacon NIS Core Plus Bond Fund. The principal address of NIS is 777 E. Wisconsin Avenue, Suite 2350, Milwaukee, WI 53202. NIS is a majority-owned subsidiary of Resolute Investment Managers, Inc., which is a subsidiary of Resolute  Topco, Inc. (“Topco”). Topco is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns 25% or more of the outstanding equity or voting interests of  Topco. Information as to the officers and directors of NIS is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 307169), and is incorporated herein by reference.

Newton Investment Management North America, LLC (“NIMNA”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Small Cap Value Fund. NIMNA is an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon Corp”). The principal address of NIMNA is BNY Mellon Center, 201 Washington Street, Boston, MA 02108. Information as to the officers and directors of NIMNA is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 312937), and is incorporated herein by reference.

Ninety One North America, Inc (“Ninety One”) is a registered investment adviser and is an investment sub-advisor for the  American Beacon Ninety One Emerging Markets Equity Fund, American Beacon Ninety One Global Franchise Fund, and American Beacon Ninety One International Franchise Fund. The principal address of Ninety One is 65 East 55th Street, 30th Floor, New York, NY 10022. Information as to the officers and directors of Ninety One is included in its Form  ADV, as filed with the Securities and Exchange Commission (CRD number 167922), and is incorporated herein by reference.

Numeric Investors LLC (“Numeric”), is a registered investment advisory firm formed in 1989. Numeric is a limited liability company that is a wholly-owned indirect subsidiary of Man Group plc (“Man”) and is an investment sub-advisor to the American Beacon Man Large Cap Growth Fund and American Beacon Man Large Cap Value  Fund. The principal address of Numeric is  200 Pier 4 Boulevard, Fifth Floor, Boston, MA, 02210. Information as to the Officers and Directors of Numeric is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 131684) and is incorporated herein by reference.

Shapiro Capital Management LLC (“Shapiro”) is a registered investment adviser and is an investment subadvisor for the American Beacon Shapiro SMID Cap Equity Fund and American Beacon Shapiro Equity Opportunities Fund. The principal address of Shapiro is 3060 Peachtree Road NW #1555, Atlanta, GA 30305. Shapiro is a majority-owned subsidiary of Resolute Investment Managers, Inc., which is a subsidiary of Resolute Topco, Inc. (“Topco”). Topco is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns 25% or more of the outstanding equity or voting interests of  Topco. Shapiro was founded in 1990. Information as to the Officers and Directors of Shapiro is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 105581), and is incorporated herein by reference.

SSI Investment Management LLC (“SSI”) is a registered investment adviser and is the investment sub-advisor for the American Beacon SSI Alternative Income Fund. The principal address of SSI is 2211 Avenue of the Stars, Suite 2050, Los Angeles, CA 90067. SSI is a majority-owned subsidiary of Resolute Investment Managers, Inc., which is a subsidiary of Resolute  Topco, Inc. (“Topco”). Topco is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns 25% or more of the outstanding equity or voting interests of Topco. Information as to the officers and directors of  SSI is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 104889), and is incorporated herein by reference.

Stephens Investment Management Group, LLC (“SIMG”) is a registered investment adviser and is the investment sub-advisor for the American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund. The principal address of SIMG and Stephens Inc. is 111 Center Street, Little Rock, AK 72201. Information as to the officers and directors of SIMG is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 136369), and is incorporated herein by reference.

Strategic Income Management, LLC (“SiM”) is a registered investment adviser and is the investment sub-advisor for the American Beacon SiM High Yield Opportunities Fund. The principal address of SiM is 1200 Westlake Avenue North, Suite 713, Seattle, WA 98109. Information as to the officers and directors of SiM is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 151956), and is incorporated herein by reference.

The London Company Of Virginia, LLC (“London Company”) is a registered investment adviser and is the investment sub-adviser for the American Beacon The London Company Income Equity Fund. The principal place of business address of London Company is 1800 Bayberry Court, Suite 301, Richmond, VA 23226. Information as to the officers and directors of London Company is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 106654), and is incorporated herein by reference.

TwentyFour Asset Management (US) LP (“TwentyFour”) is a registered investment adviser and an indirect wholly owned subsidiary of Vontobel Holding AG and is the investment sub-advisor for the American Beacon TwentyFour Strategic Income Fund and the American Beacon TwentyFour

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Sustainable Short Term Bond Fund. The principal address of TwentyFour is 66 Hudson Boulevard, 34th Floor, Suite 3401, New York, NY 10001. Information as to the officers and directors of TwentyFour is included in its Form  ADV, as filed with the Securities and Exchange Commission (CRD number 285791), and is incorporated herein by reference.

Item 32. Principal Underwriter

(a) Resolute Investment Distributors, Inc. (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1	American Beacon Funds

2	American Beacon Select Funds - American Beacon U.S. Government Money Market Select Fund

(b) The following are the Officers and Managers of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039.

Name	Address	Position with Underwriter	Position with Registrant
Gregory J. Stumm	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Director, Chief Executive Officer and President	President
Rosemary K. Behan	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Secretary	Vice President, Chief Legal Officer and Secretary
Christina E. Sears	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Vice President	Chief Compliance Officer and Assistant Secretary
Teresa A. Oxford	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Assistant Secretary	Assistant Secretary

(c) Not applicable.

Item 33. Location of Accounts and Records

The books and other documents required by Section 31(a) under the Investment Company Act of 1940 are maintained in the physical possession of 1) the Trust’s custodian and fund accounting agent at State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts 02114-2016; 2) the Manager at American Beacon Advisors, Inc., 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039; 3) the Trust’s transfer agent, SS&C GIDS, Inc., 330 West 9th St., Kansas City, Missouri 64105; 4)  Mastercraft, 3021 Wichita Court, Fort Worth, Texas 76140; or 5) the Trust’s investment advisers at the addresses listed in Item 31 above.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant represents that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 426 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving and the State of Texas, on February 21, 2025.

AMERICAN BEACON FUNDS

By:	/s/ Gregory J. Stumm
Gregory J. Stumm
President

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 426 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gregory J. Stumm	President (Principal Executive Officer)	February 21, 2025
Gregory J. Stumm

/s/ Sonia L. Bates	Treasurer (Principal Financial Officer and	February 21, 2025
Sonia L. Bates	Principal Accounting Officer)

Gilbert G. Alvarado*	Trustee	February 21, 2025
Gilbert G. Alvarado

Joseph B. Armes*	Trustee	February 21, 2025
Joseph B. Armes

Gerard J. Arpey*	Trustee	February 21, 2025
Gerard J. Arpey

Eugene J. Duffy*	Trustee	February 21, 2025
Eugene J. Duffy

Claudia A. Holz*	Trustee	February 21, 2025
Claudia A. Holz

Douglas A. Lindgren*	Chair and Trustee	February 21, 2025
Douglas A. Lindgren

Barbara J. McKenna*	Trustee	February 21, 2025
Barbara J. McKenna

*By:	/s/ Rosemary K. Behan
Rosemary K. Behan
Attorney-In-Fact

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EXHIBIT INDEX

Type	Description
99.(i)	Opinion and Consent of Counsel
99.(j)	Consent of Independent Registered Public Accounting Firm
Other
Powers of Attorney for Trustees of American Beacon Funds, American Beacon Select Funds and American Beacon Institutional Funds Trust, effective as of January 31, 2025

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